As filed with the Securities and Exchange Commission on August 6, 1999


Registration No. 333-_____

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / X /

PRE-EFFECTIVE AMENDMENT NO. __
/   /

POST-EFFECTIVE AMENDMENT NO.                                            /   /


                      OPPENHEIMER QUEST FOR VALUE FUNDS
              (Exact Name of Registrant as Specified in Charter)

            Two World Trade Center, New York, New York 10048-0203
                   (Address of Principal Executive Offices)

                                 212-323-0200
                       (Registrant's Telephone Number)

                           Andrew J. Donohue, Esq.
                  Executive Vice President & General Counsel
                            OppenheimerFunds, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                (212) 323-0256
                   (Name and Address of Agent for Service)

  As soon as practicable after the Registration Statement becomes effective.
                (Approximate Date of Proposed Public Offering)

Title of Securities Being Registered: Class A, Class B and Class C shares of beneficial interest, without par value, of Oppenheimer Quest Balanced Value Fund, a series of Registrant

It is proposed that this filing will become effective on September 7, 1999, pursuant to Rule 488.

No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet

Part A

Proxy Statement for Oppenheimer Quest Capital Value Fund, Inc.
and Prospectus for Oppenheimer Quest Balanced Value Fund

Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                   FORM N-14
                     OPPENHEIMER QUEST BALANCED VALUE FUND

Cross Reference Sheet

Part A of Form N-14
Item No.  Proxy Statement and Prospectus Heading and/or Title of Document
1.    (a)   Cross Reference Sheet
      (b)   Front Cover Page
      (c)   *
2.    (a)   *
      (b)   Table of Contents
3.    (a)   Comparative Fee Tables
      (b)   Synopsis
      (c)   Principal Risk Factors
4.         (a)    Synopsis;  Approval or  Disapproval  of the  Reorganization;
            Comparison  between  Capital  Value Fund and Balanced  Value Fund;
            Method of Carrying Out the Reorganization; Additional Information
      (b)   Approval or Disapproval  of the  Reorganization  -  Capitalization
            Table
5.         (a)    Prospectus  of  Balanced   Value  Fund;   Annual  Report  of
            Balanced  Value  Fund;  Statement  of  Additional  Information  of
            Balanced  Value Fund (see Part B);  Synopsis;  Comparison  Between
            Capital Value Fund and Balanced Value Fund
      (b)   *
      (c)   *
      (d)   *
      (e)   Additional Information
      (f)   Additional Information
6.          (a)  Prospectus of Capital Value Fund (see Part B); Annual Report of
            Capital Value Fund (see Part B); Statement of Additional Information
            of Capital  Value Fund (see Part B);  Synopsis;  Comparison  Between
            Capital Value Fund and Balanced Value Fund
      (b)   Additional Information
      (c)   *
      (d)   *
7.    (a)   Introduction; Synopsis
      (b)   *
      (c)   Introduction;  Synopsis;  Comparison  Between  Capital  Value Fund
            and           Balanced Value Fund
8.    (a)   *
      (b)   *
9.          *

Part B of Form N-14
Item No.    Statement of Additional Information Heading
10.         Cover Page
11.         Table of Contents
12.   (a)   Statement of Additional Information of Balanced Value Fund
      (b)   *
      (c)   *
13    (a)   Statement of Additional Information of  Capital Value Fund
      (b)   *
      (c)   *
14.         Statement  of  Additional   Information   of  Balanced  Value  Fund;
            Statement of Additional  Information  of Capital Value Fund;  Annual
            Report of Capital Value Fund at 10/31/98;  Annual Report of Balanced
            Value Fund at 10/31/98;  Semi-Annual Report of Capital Value Fund at
            4/30/99; Semi-Annual Report of Balanced Value Fund at 4/30/99.

Part C of Form N-14
Item No.    Other Information Heading
15.         Indemnification
16.         Exhibits
17.         Undertakings

---------------
* Not Applicable or negative answer

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.
             Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON OCTOBER 29, 1999

    To the Shareholders of Oppenheimer Quest Capital Value Fund, Inc.:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund"), a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on October 29, 1999, or any adjournments thereof (the "Meeting"), for the following purposes:

    1. To approve or disapprove an Agreement and Plan of Reorganization between Capital Value Fund and Oppenheimer Quest For Value Funds, on behalf of its series Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"), and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Capital Value Fund to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund, (b) the distribution of such shares of Balanced Value Fund to the corresponding Class A, Class B and Class C shareholders of Capital Value Fund in complete liquidation of Capital Value Fund and (c) the cancellation of the outstanding shares of Capital Value Fund (the "Proposal").

    2. To act upon such other matters as may properly come before the Meeting.

    Shareholders of record at the close of business on August 19, 1999 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Capital Value Fund recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

    By Order of the Board of Directors,


    Andrew J. Donohue, Secretary

    August 30, 1999
    ----------------------------------------------------------------------
    Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                  Oppenheimer Quest Capital Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                    Oppenheimer Quest Balanced Value Fund
                a series of Oppenheimer Quest For Value Funds
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

This Proxy Statement of Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Oppenheimer Quest For Value Funds (the "Trust"), on behalf of its series, Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"), and Capital Value Fund. This Proxy Statement also constitutes a Prospectus of Balanced Value Fund included in a Registration Statement on Form N-14 (the "Registration Statement") filed by Balanced Value Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of Class A, Class B and Class C shares of Balanced Value Fund to be offered to the shareholders of Capital Value Fund pursuant to the Reorganization Agreement. Capital Value Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth information about Balanced Value Fund and the Reorganization that shareholders of Capital Value Fund should know before voting on the Reorganization. A copy of the Prospectus for Balanced Value Fund, dated February 19, 1999, is enclosed and incorporated herein by reference. Balanced Value Fund is a mutual fund that seeks growth of capital as its primary objective and also seeks investment income.

The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Balanced Value Fund and Capital Value Fund (the ATransfer Agent@), at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Capital Value Fund, dated February 26, 1999, as supplemented on June 15, 1999; (ii) a Statement of Additional Information about Capital Value Fund, dated February 26, 1999, revised May 1, 1999 (the ACapital Value Fund Additional Statement@); and (iii) a Statement of Additional Information about Balanced Value Fund, dated February 19, 1999, revised May 1, 1999 (the "Balanced Value Fund Additional Statement"). The Balanced Value Fund Additional Statement contains additional information about Balanced Value Fund and its management.

A Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated __________, has been filed with the SEC as part of the Registration Statement, is incorporated herein by reference, and is available by written request to the Transfer Agent at the same address listed above or by calling the toll-free number shown above. The Additional Statement includes the following documents:
(i) Annual Report and Semi-Annual Report, as of 10/31/98 and 4/30/99, respectively, of Balanced Value Fund; (ii) Annual Report and Semi-Annual Report, as of 10/31/98 and 4/30/99, respectively, of Capital Value Fund; (iii) Balanced Value Fund Additional Statement; and (iv) Capital Value Fund Additional Statement.

This Proxy Statement and Prospectus sets forth concisely the information about Balanced Value Fund that a prospective investor should know before investing. Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated ______ __, 1999.

                              TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS
                                                                        Page
Introduction.............................................................
   General...............................................................
   Record Date; Vote Required; Share Information.........................
   Proxies...............................................................
   Costs of the Solicitation and the Reorganization......................
Comparative Fee Tables...................................................
Synopsis.................................................................
   Purpose of the Meeting................................................
   Parties to the Reorganization.........................................
   The Reorganization      ..............................................
   Reasons for the Reorganization........................................
   Tax Consequences of the Reorganization................................
   Investment Objectives and Strategies; Other Fund Information .........
   Investment Advisory and Distribution and Service Plan Fees............
   Purchases, Exchanges and Redemptions..................................
Principal Risk Factors...................................................
Approval or Disapproval of the Reorganization (The Proposal).............
   Reasons for the Reorganization........................................
   The Reorganization....................................................
   Tax Aspects of the Reorganization.....................................
   Capitalization Table (Unaudited)......................................
Comparison Between Capital Value Fund and Balanced Value Fund............
   Investment Objectives and Policies....................................
      Principal Investment Policies......................................
      Other Investment Strategies .......................................
   Investment Restrictions...............................................
   Description of Brokerage Practices....................................
   Expense Ratios and Performance........................................
   Shareholder Services..................................................
   Rights of Shareholders................................................
   Organization and History..............................................
   Management and Distribution Arrangements..............................
   Purchase of Additional Shares.........................................
   Dividends and Distributions...........................................
Method of Carrying Out the Reorganization ...............................
Additional Information...................................................
   Financial Information.................................................
   Public Information....................................................
Other Business...........................................................
Exhibit A - Agreement and Plan of Reorganization by and between
Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Quest
Balanced Value Fund, and Oppenheimer Quest Capital Value Fund, Inc. ..A-1
Exhibit B - Average Annual Total Returns for the funds................B-1
Enclosures - Prospectus of Oppenheimer Quest Balanced Value Fund, dated February 19, 1999

                  Oppenheimer Quest Capital Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                    Oppenheimer Quest Balanced Value Fund
                a series of Oppenheimer Quest For Value Funds
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

         Special Meeting of Shareholders to be held October 29, 1999

                                 INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund"), a registered management investment company, in connection with the solicitation by its Board of Directors (the "Board") of proxies to be used at the Special Meeting of Shareholders of Capital Value Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on October 29, 1999, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about September 10, 1999.

At the Meeting, shareholders of Capital Value Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Capital Value Fund and Oppenheimer Quest For Value Funds (the "Trust"), on behalf of Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"), and the transactions contemplated thereby (the "Reorganization"), including (a) the transfer of substantially all the assets of Capital Value Fund to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund,
(b) the distribution of such shares of Balanced Value Fund to the corresponding Class A, Class B and Class C shareholders of Capital Value Fund in complete liquidation of Capital Value Fund and (c) the cancellation of the outstanding shares of Capital Value Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein.

          Balanced Value Fund currently offers Class A, Class B and Class C shares. Class A shares are generally sold with a sales charge imposed at the time of purchase. There is no initial sales charge on purchases of Class B or Class C shares; however, a contingent deferred sales charge may be imposed, depending on when the shares are sold. The Class A, Class B and Class C shares issued pursuant to the Reorganization will be issued at net asset value without a sales charge and no contingent deferred sales charge will imposed on any Capital Value Fund shares exchanged in the Reorganization. However, any contingent deferred sales charge which applies to Capital Value Fund shares will continue to apply to Balanced Value Fund shares received in the Reorganization. Additional information with respect to these charges by Balanced Value Fund is set forth herein, in the Prospectus of Balanced Value Fund accompanying this Proxy Statement and Prospectus and in the Balanced Value Fund Statement of Additional Information ("Balanced Value Fund Additional Statement"), both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on August 19, 1999 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. The affirmative vote of two-thirds of all the votes entitled to be cast on the Proposal by Class A, Class B and Class C shareholders, voting together, represented in person or by proxy at the Meeting, is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Capital Value Fund will vote on the Reorganization. The vote of shareholders of Balanced Value Fund is not being solicited.

At the close of business on the Record Date, there were _____________ shares of Capital Value Fund issued and outstanding, consisting of _____ Class A shares, _____ Class B shares and _____Class C shares. At the close of business on the Record Date, there were __________ shares of Balanced Value Fund issued and outstanding, consisting of __________ Class A shares, ___________ Class B shares and ___________ Class C shares. The presence in person or by proxy of shareholders entitled to cast a majority of the votes at the Meeting constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Capital Value Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares except for: (to be supplied). As of the Record Date, to the knowledge of Balanced Value Fund, no person owned of record or beneficially 5% or more of its outstanding shares except for: (to be supplied).

In addition, as of the Record Date, the Trustees and officers of the Trust and the Directors and officers of Capital Value Fund, in each case, owned less than 1% of the outstanding shares of Balanced Value Fund and Capital Value Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the quorum, but will have the same effect as a vote "against" the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Capital Value Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Capital Value Fund. Any documents such as existing Prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Capital Value Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Capital Value Fund's expense for such purpose; the cost for such firm is not expected to exceed $15,000. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Capital Value Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Capital Value Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Capital Value Fund and Balanced Value Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Capital Value Fund and Balanced Value Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Capital Value Fund and Balanced Value Fund, respectively, in the amounts so incurred by each.

                            COMPARATIVE FEE TABLES

Capital Value Fund and Balanced Value Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services. Those expenses are subtracted from each fund's assets to calculate the fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand and compare the fees and expenses of investing in shares of Capital Value Fund with the fees and expenses of investing in shares of Balanced Value Fund. The pro forma expenses of the surviving Balanced Value show what the fees and expenses will be after giving effect to the Reorganization.

Shareholder Fees (charges paid directly from a shareholder's investment):


                     Capital Value Fund                  Balanced Value Fund
            Class A    Class B       Class C         Class A     Class B       Class C
            Shares     Shares        Shares           Shares      Shares       Shares

---------------------------------------------------------------------------------------------
Maximum Sales  5.75%        None         None         5.75%        None         None
Charge (Load)
on Purchases
(as a % of
offering
price)
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Maximum        None (1)     5% (2)       1% (3)       None (1)     5% (2)       1% (3)
Deferred
Sales Charge
(Load) (as %
of the lower
of the
original
offering
price or
redemption
proceeds)
---------------------------------------------------------------------------------------------

Note: Shareholder fees for the surviving fund after giving effect to the Reorganization will be the same as the shareholder fees set forth above for either fund.
1.    A  contingent   deferred  sales  charge  may  apply  to  redemptions  of
   investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each fund's Prospectus.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Fund Operating Expenses (deducted from fund assets):
(% of average daily net assets)

The following tables are the operating expenses of Class A, Class B and Class C shares of the funds based on the fund's expenses during its fiscal year ended October 31, 1998 and the six-month interim period ended April 30, 1999. Pro forma information is an estimate of the operating expenses of the surviving Balanced Value Fund at October 31, 1998 and April 30, 1999 after giving effect to the Reorganization 12 months and six months, respectively, prior to those dates.


                              CAPITAL VALUE FUND



            12 months ended 10/31/98               6 months ended 4/30/99 (1)
-----------------------------------------------------------------------------------------
              Class A      Class B     Class C      Class A     Class B      Class C
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Management    1.00%        1.00%       1.00%        1.00%       1.00%        1.00
Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Distribution  0.50         1.00        1.00         0.50        1.00         1.00
and/or
Service
(12b-1) Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Other         0.17         0.24        0.23         0.18        0.28         0.27
expenses
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total    Fund 1.67%        2.24%       2.23%        1.68%       2.28%        2.27
Operating
Expenses
-----------------------------------------------------------------------------------------







                             BALANCED VALUE FUND

            12 months ended 10/31/98               6 months ended 4/30/99 (1)
-----------------------------------------------------------------------------------------
              Class A      Class B     Class C      Class A     Class B      Class C
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Management    0.85%        0.85%       0.85%        0.85%       0.85%        0.85%
Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Distribution  0.40%        1.00%       1.00%        0.40%       1.00%        1.00%
and/or
Service
(12b-1) Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Other         0.30%        0.30%       0.30%        0.25%       0.24%        0.24%
expenses
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total    Fund 1.55%        2.15%       2.15%        1.50%       2.09%        2.09%
Operating
Expenses
-----------------------------------------------------------------------------------------



                   PRO FORMA SURVIVING BALANCED VALUE FUND

            12 months ended 10/31/98               6 months ended 4/30/99 (1)
-----------------------------------------------------------------------------------------
              Class A      Class B     Class C      Class A     Class B      Class C
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Management    0.85%        0.85%       0.85%        0.85%       0.85%        0.85%
Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Distribution  0.40%        1.00%       1.00%        0.40%       1.00%        1.00%
and/or
Service
(12b-1) Fees
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Other         0.20%        0.20%       0.20%        0.22%       0.22%        0.22%
expenses
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Total    Fund 1.45%        2.05%       2.05%        1.47%       2.07%        2.07%
Operating
Expenses
-----------------------------------------------------------------------------------------


(1)   Annualized
Note: Expenses may vary in future years. Management Fees, Distribution and/or Service (12b-1) Fees and Total Fund Operating Expenses for Capital Value Fund in the table above do not reflect fee waivers by the Manager and the Distributor that terminated February 28, 1999 and are no longer in effect. After giving effect to these waivers, Management Fees would have been 0.77% for each class of shares and 12b-1 Fees for Class A shares would have been 0.35%. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the fund pays.






Examples

These examples are intended to help you compare the cost of investing in each fund. These examples assume that you invest $10,000 in a class of shares of Capital Value Fund, Balanced Value Fund or the pro forma surviving Balanced Value Fund for the time periods indicated and reinvest your dividends and distributions.

The first example assumes that you redeem all shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same as in the table above. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions, the expenses would be as follows:

12 Months Ended 10/31/98

Capital Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   735             1071            1430           2438
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   727             1000            1400           2301
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   326             697             1195           2565
-----------------------------------------------------------------------------------------

Balanced Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   724             1036            1371           2314
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   718             973             1354           2191
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   318             673             1154           2483
-----------------------------------------------------------------------------------------

Pro Forma Surviving Balanced Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   714             1007            1322           2210
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   708             943             1303           2085
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   308             643             1103           2379
-----------------------------------------------------------------------------------------

Capital Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   735             1071            1430           2438
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   227             700             1200           2301
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   226             697             1195           2565
-----------------------------------------------------------------------------------------

Balanced Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   724             1036            1371           2314
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   218             673             1154           2191
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   218             673             1154           2483
-----------------------------------------------------------------------------------------

Pro Forma Surviving Balanced Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   714             1007            1322           2210
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   208             643             1103           2085
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   208             643             1103           2379
-----------------------------------------------------------------------------------------

Six Months Ended 4/30/99

Capital Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   736             1074            1435           2448
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   731             1012            1420           2328
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   330             709             1215           2605
-----------------------------------------------------------------------------------------

Balanced Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   719             1022            1346           2263
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   712             955             1324           2133
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   312             655             1124           2421
-----------------------------------------------------------------------------------------

Pro Forma Surviving Balanced Value Fund
-----------------------------------------------------------------------------------------
If shares are redeemed:   1 year          3 years         5 years        10 years (1)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   716             1013            1332           2231
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   710             949             1314           2106
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   310             649             1114           2400
-----------------------------------------------------------------------------------------

Capital Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   736             1074            1435           2448
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   231             712             1220           2328
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   230             709             1215           2605
-----------------------------------------------------------------------------------------

Balanced Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   719             1022            1346           2263
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   212             655             1124           2133
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   212             655             1124           2421
-----------------------------------------------------------------------------------------

Pro Forma Surviving Balanced Value Fund
-----------------------------------------------------------------------------------------
If    shares    are   not 1 year          3 years         5 years        10 years (1)
redeemed:
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class A                   716             1013            1332           2231
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class B                   210             649             1114           2106
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
Class C                   210             649             1114           2400
-----------------------------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charge. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

                                   SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Capital Value Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Balanced Value Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Purpose of the Meeting

At the Meeting, shareholders of Capital Value Fund will be asked to approve or disapprove the Reorganization.

Parties to the Reorganization

Oppenheimer Quest For Value Funds (the "Trust") was organized in April 1987 as a multi-series Massachusetts business trust. Balanced Value Fund, a series of the Trust, is a diversified, open-end management investment company. Prior to May 17, 1998, Balanced Value Fund was named "Oppenheimer Quest Growth and Income Value Fund". Capital Value Fund is a diversified, open-end management investment company that was organized in 1986 as a Maryland corporation, and commenced operations on February 13, 1987 as a closed-end investment company. Capital Value Fund converted to an open-end management investment company on March 3, 1997.

Capital Value Fund and Balanced Value Fund (each referred to herein as a "fund" and collectively referred to herein as the "funds") are located at Two World Trade Center, New York, New York 10048-0203. OppenheimerFunds, Inc. (the "Manager"), located at Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to the funds. OpCap Advisors (the "Sub-Adviser") acts as sub-adviser to the funds and is located at 1345 Avenue of the Americas, New York, New York 10105-4800. The portfolio managers for Capital Value Fund (Jeffrey C. Whittington, Alan Gutmann and Louis P. Goldstein) and the portfolio manager for Balanced Value Fund (Colin Glinsman) are each employed by the Sub-Adviser. The Trustees and officers of the Trust and the Directors and officers of Capital Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers. Additional information about the funds, the Manager and the Sub-Adviser is set forth below.

Shares to be Issued

Shareholders of Capital Value Fund who own Class A, Class B or Class C shares will receive Class A, Class B or Class C shares, respectively, of Balanced Fund in exchange for such Capital Value Fund shares. The voting rights of shares of each fund are discussed below in "Rights of Shareholders".


The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Capital Value Fund to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund. The aggregate net asset value of Balanced Value Fund shares issued in the Reorganization will equal the value of the assets of Capital Value Fund received by Balanced Value Fund. In conjunction with the Closing (as defined below) of the Reorganization, presently scheduled for November 10, 1999, Capital Value Fund will distribute the Class A, Class B and Class C shares of Balanced Value Fund received by Capital Value Fund on the Closing Date (as defined below) to holders of Class A, Class B and Class C shares of Capital Value Fund, respectively. As a result of the Reorganization, each Class A, Class B and Class C Capital Value Fund shareholder will receive the number of full and fractional Class A, Class B and Class C Balanced Value Fund shares that equals in value such shareholder's pro rata interest in the assets transferred to Balanced Value Fund as of the Valuation Date (as defined below). The Board has determined that the interests of existing Capital Value Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "Approval or Disapproval of the Reorganization - Reasons for the Reorganization," the Board, including the directors who are not "interested persons" of Capital Value Fund (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization is in the best interests of Capital Value Fund and its shareholders and recommends approval of the Reorganization by Capital Value Fund shareholders. The Board of Trustees of the Trust has also approved the Reorganization and determined that the interests of existing Balanced Value Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, Capital Value Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager and the Sub-Adviser proposed to the Board a reorganization into Balanced Value Fund so that shareholders of Capital Value Fund may become shareholders of a substantially larger fund, advised by the same investment adviser and subadviser, with the investment objective of capital growth as well as current income, and similar "value-oriented" investment policies and strategies but with the potential for lower overall operating expenses. The Board also considered that the historical performance of Balanced Value Fund was superior to that of Capital Value Fund. Further, due to the balance of stocks and debt securities in Balanced Value Fund, compared to the concentrated stock holdings of Capital Value Fund, the Balanced Value Fund portfolio would likely not experience the significant volatility to which Capital Value Fund is exposed to in the event one particular holding significantly loses value. The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization. In addition, due to the relatively moderate costs of the reorganization, the Board and the Board of Trustees of the Trust concluded that neither fund would experience dilution as a result of the Reorganization.


Tax Consequences of the Reorganization

In the opinion of PricewaterhouseCoopers LLP, tax adviser to Capital Value Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either fund, or by the shareholders of either fund, as a result of the Reorganization for Federal income tax purposes. For further information about the tax consequences of the Reorganization, see "Approval or Disapproval of the Reorganization - Tax Aspects of the Reorganization" below.

Investment Objectives and Strategies; Other Fund Information

Investment Objectives and Strategies

Capital Value Fund seeks capital appreciation as its investment objective. Balanced Value Fund seeks growth of capital as its primary investment objective and seeks investment income as a secondary objective. In seeking their investment objectives, Capital Value Fund and Balanced Value Fund utilize a similar value investing strategy and invest primarily in equity securities of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. Balanced Value Fund is also required to invest at least 25% of its total assets in debt securities, and at April 30, 1999 held nearly 34% of its invested assets in debt securities; although Capital Value Fund is permitted to invest in debt securities, its portfolio holdings currently consist of stocks, cash and cash equivalents only. Investment in debt securities may include bonds rated below investment grade but not in an amount exceeding 25% of the fund's assets. The funds may also invest in foreign securities. The funds may use certain hedging instruments to try to manage investment risks. To provide liquidity, the funds typically invest a portion of their respective assets in various types of U.S. government securities and certain money market instruments; for temporary defensive purposes, the funds may invest all of their respective assets in such securities. See "Comparison Between Capital Value Fund and Balanced Value Fund" for additional information on the funds' investment strategies and policies.

Principal Risks of Investment

"Principal Risk Factors" below sets forth the main risks of investing in each fund. All investments carry risks to some degree and there is no assurance that either fund will achieve its investment objectives. Balanced Value Fund is designed primarily for investors seeking capital growth in their investment over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since Balanced Value Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income.

Past Performance

Set forth in Balanced Value Fund's Prospectus accompanying this Proxy Statement and Prospectus is past performance information. This information shows one measure of the risks of investing in Balanced Value Fund by showing changes in the fund's performance (for its Class A shares) from year to year for the full calendar years since its inception and by showing how the average annual total returns of the fund's shares compare to those of the S&P 500 Index, a broad-based market index.

Investment Advisory and Distribution and Service Plan Fees

Investment Advisory Fees. The funds obtain investment management services from the Manager pursuant to the terms of investment advisory agreements that are substantially the same except for fee amounts. The management fee payable to the Manager is computed on the net asset value of each fund as of the close of business each day and is payable monthly. Capital Value Fund pays a management fee at the following annual rate: 1.00% of the first $400 million of average annual net assets, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. Prior to February 28, 1999, the Manager waived a portion of its fee equal to 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. This fee waiver is no longer in effect. Balanced Value Fund pays a management fee at the annual rate of 0.85% of average annual net assets. Effective upon the Closing of the Reorganization, the management fee rate for Balanced Value Fund will be reduced for assets in excess of $4 billion as follows: 0.85% of the first $4 billion of average annual net assets; 0.80% of the next $4 billion of average annual net assets; and 0.75% of average annual net assets in excess of $8 billion.

The Manager has retained the Sub-Adviser on behalf of each fund to provide day-to-day portfolio management of the fund. For such services the Manager (not the fund) pays the Sub-Adviser an annual fee payable monthly based on the average daily net assets of the fund equal to 40% of the net advisory fee collected by the Manager based on the net assets of the fund as of November 22, 1995 (for Balanced Value Fund) or February 28, 1997 and remaining in the Fund 120 days later (for Capital Value Fund) (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the fund that exceed the Base Amount, calculated after any applicable waivers.

Distribution and Service Fees. Capital Value Fund and Balanced Value Fund have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class A, Class B and Class C shares (the "Plans") to compensate the Distributor for its services and costs in connection with the distribution of Class A, Class B and Class C shares and the personal service and maintenance of shareholder accounts that hold Class A, Class B and Class C shares. Under each Plan, the funds pay the Distributor an asset-based sales charge on Class A shares at an annual rate of 0.25% (as to Capital Value Fund) and 0.15% (as to Balanced Value Fund) of average annual net assets of Class A shares and on Class B and Class C shares at an annual rate of 0.75% of those shares. The Distributor also receives a service fee of 0.25% per year under each Plan with respect to each class of shares. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each fund. With respect to Capital Value Fund, until February 28, 1999, the Distributor had agreed to waive its receipt of a portion of the asset-based sales charge equal to 0.15% of average annual net assets of Class A shares; this waiver is no longer in effect. The Distributor uses all of the service fee [and under the Class A Plans a portion of the asset-based sales charge] to compensate dealers for providing personal services and maintenance of accounts of their customers that hold shares of the funds. The portion of the asset-based sales charge that is not paid to dealers under the Class A Plan is retained by the Distributor to compensate itself for its other expenditures under the Plan. The Class B asset-based sales charge is retained by the Distributor and the Class C asset-based sales charge is paid to the dealer as an ongoing commission on Class C shares that have been outstanding for a year or more. The Plans are compensation plans whereby payments by the funds are made at a fixed rate as specified above and the funds= payments are not limited to reimbursing the Distributor=s costs.

Purchases, Exchanges and Redemptions

Both Capital Value Fund and Balanced Value Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

Both Capital Value Fund and Balanced Value Fund have a maximum initial sales charge of 5.75% on Class A shares. Investors who purchase $1 million or more ($500,000 or more for certain retirement plan accounts) of Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months from the end of the calendar month during which shares are purchased. Class B and Class C shares of the funds generally are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. See "Comparative Fee Tables" above for a complete description of such sales charges. Class A, Class B and Class C shares of Balanced Value Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed on any Capital Value Fund shares exchanged for Balanced Value Fund shares as a result of the Reorganization. However, any CDSC that applies to Capital Value Fund shares will continue to apply to Balanced Value Fund shares received in the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds that offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund=s Prospectus for further information.

                            PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Balanced Value Fund, shareholders should carefully consider the following risk factors, the other information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information.

General

All investments carry risks to some degree. Investment by the funds in stocks and/or bonds are subject to changes in their value from a number of factors. They include change in general stock and bond market movements (known as "market risk") or the change in value of particular stocks or bonds because of an event affecting the issuer (as to bonds, known as "credit risk"). At times, either fund may increase the relative emphasis of its equity investment in a particular industry, or a particular market capitalization range, which can subject the fund to the added risk that economic, political, market or other changes will have a negative effect on the values of those issuers. Changes in interest rates can also affect stock and bond prices (known as "interest rate risk"). These general investment risks can affect the value of both funds= investments, their investment performance, and their share prices. There is no assurance that either fund will achieve its investment objective and when you redeem your shares they may be worth more or less than what you paid for them.

Stock Investment Risks

The funds usually invest a substantial portion (and as to Capital Value Fund, substantially all) of their assets in stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Since the funds emphasize investment in equity securities, the value of the fund's portfolio will be affected by changes in the stock market; however, since Balanced Value Fund invests at least 25% of its total assets in debt securities, it is not subject to the same degree of stock market volatility as Capital Value Fund. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of the fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted and changes in the overall market conditions and prices can occur at any time.

Risks of Debt Securities

Balanced Value Fund invests at least 25% of its total assets in debt securities. Although Capital Value Fund is permitted to invest in debt securities without restriction, as of _______________ it did not hold any debt securities. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. A fund=s share prices can go up or down when interest rates change because of the effect of the change on the value of the fund's portfolio of debt securities. Debt securities are also subject to credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. IF the issuer fails to pay interest, the fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the fund's shares may be reduced. Each fund has the ability to ([although currently does not)] invest up to 25% of its assets in high-yield, lower-grade debt securities commonly known as "junk bonds". If a fund were to invest in high-yield securities, those securities may be subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the Prospectus of each fund.

Foreign Securities

The funds are permitted to purchase foreign securities although neither fund currently invests in these securities to a significant extent. There are risks of foreign investing that increase the risk of investing in a fund and also increase its operating costs. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because Capital Value Fund and Balanced Value Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of both funds.

Hedging Instruments

Each fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the funds limit their exposure to the amount of its assets denominated in foreign currency.



                 APPROVAL OR DISAPPROVAL OF THE REORGANIZATION
                                (The Proposal)

Reasons for the Reorganization

At a meeting of the Board held on June 1, 1999, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager, the Sub-Adviser and independent legal counsel the materials provided by the Manager and the Sub-Adviser relevant to the proposed Reorganization. Included in the materials was information with respect to the funds' investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

The Board reviewed information that demonstrated that Capital Value Fund was a smaller fund with approximately $289 million in net assets as of March 31, 1999. Capital Value Fund's assets had decreased from $663 million at the time of its open-end conversion in late February 1997 and had generally experienced net redemptions since that time. It was not anticipated that Capital Value Fund would increase substantially in size in the near future. In comparison, Balanced Value Fund had approximately $700 million in net assets as of March 31, 1999, and has since grown to over $1.4 billion in net assets. After the Reorganization, the shareholders of Capital Value Fund would become shareholders of a larger fund and will likely incur lower overall operating expenses. Thus economies of scale may benefit shareholders of Capital Value Fund.

The Board considered that the proposed Reorganization would permit shareholders of Capital Value Fund to become shareholders of a fund advised by the same investment adviser and subadivser. The Board considered the investment objectives of the two funds. Capital Value Fund seeks capital appreciation. Current income is not a consideration. Balanced Value Fund seeks growth of capital as a primary objective; it also seeks investment income as a secondary objective. Both funds investment primarily in equity securities of companies believed to be undervalued in the marketplace. By employing this value investing technique, the funds utilize similar investment strategies. Both funds also limit their stock holdings to a number that permits in-depth analysis and review of the fundamentals and management of each issuer. The Board considered the primary difference between the funds, which was that Balanced Value Fund invests at least 25% of its total assets in debt securities and, although permitted to invest without restriction in such securities, Capital Value Fund typically holds few debt securities. Nevertheless, the equity holdings of Balanced Value Fund represent a large component of its portfolio and the investment techniques and strategies employed by the funds' portfolio managers for equity selection were substantially similar. The Manager advised the Boards that the portfolio securities held by Capital Value Fund could be suitable for investment by Balanced Value Fund and, pursuant to the Reorganization, would be acquired without the payment of brokerage commissions and other fees. The Board determined that Balanced Value Fund, in terms of investment objective, investment techniques and strategies, would be a suitable investment for shareholders of Capital Value Fund.

The Board, in reviewing financial information, considered the lower management fees, distribution fees and other operating expenses of Balanced Value Fund as compared to Capital Value Fund. The management fee rate for Balanced Value Fund as of October 31, 1998 and April 30, 1999 (as annualized) was 0.85% of average annual net assets, as compared to Capital Value Fund with a management fee rate of 1.00% as of such dates. Further, the Board of Trustees of the Trust approved a change in the management fee rate for Balanced Value Fund that would become effective at the closing of the Reorganization and would effectively reduce the management fee rate for Balanced Value Fund to 0.80% on assets in excess $4 billion up to $8 billion, and to 0.75% on assets in excess of $8 billion. The Board also considered the lower 0.40% distribution fee on Class A shares for Balanced Value Fund as compared to 0.50% for Capital Value Fund and the overall lower total operating expenses of Balanced Value Fund both before and after giving effect to the Reorganization. See "Comparative Fee Tables" for additional information.

In addition to the above, the Board also considered information with respect to the historical performance of Capital Value Fund and Balanced Value Fund, including the performance information attached hereto in Exhibit B. For the 1, 3 and 5-year periods ended March 31, 1999, the performance of Balanced Value Fund was substantially superior to that of Capital Value Fund and the Board was advised by the Manager that the prospects for Balanced Value Fund=s performance in the future were positive. By contrast, the Board also considered the future viability of Capital Value Fund due to its small size, and that its prospects for increasing its asset base to achieve efficiencies of scale was uncertain due to, among other things, below-average performance.

The Board also considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax free reorganization. The Board concluded that the Reorganization would not result in a dilution of the interests of existing shareholders of Capital Value Fund.

After consideration of the above factors, and such other factors and information as the Board deemed relevant, the Board, including the Independent Directors, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Capital Value Fund.

The Board of Trustees of the Trust, including the Trustees who are not "interested persons" of the Trust, also unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization would not result in dilution of Balanced Value Fund shareholders' interests.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Capital Value Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund, (ii) these shares will be distributed among the shareholders of Capital Value Fund in complete liquidation of Capital Value Fund, and (iii) the outstanding shares of Capital Value Fund will be canceled. Balanced Value Fund will not assume any of Capital Value Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Balanced Value Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Capital Value Fund other than its Cash Reserve; and (ii) the shareholders of Capital Value Fund as of the close of business on the Closing Date will become holders of either Class A, Class B or Class C shares of Balanced Value Fund.

Shareholders of Capital Value Fund who vote their Class A, Class B and Class C shares in favor of the Reorganization will be electing in effect to redeem their shares of Capital Value Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A, Class B or Class C shares of Balanced Value Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Capital Value Fund which is deemed sufficient in the discretion of the Board for the payment of: (a) Capital Value Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Balanced Value Fund. Capital Value Fund and Balanced Value Fund will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Capital Value Fund will not exceed $35,000. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Capital Value Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Balanced Value Fund will be in compliance with all of its investment policies and restrictions. Capital Value Fund will recognize capital gain or loss on any sales made prior to the Reorganization pursuant to this paragraph.


Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Capital Value Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Capital Value Fund's shareholders all of Capital Value Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Capital Value Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Capital Value Fund for Class A, Class B and Class C shares of Balanced Value Fund and the assumption by Balanced Value Fund of certain liabilities of Capital Value Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Capital Value Fund has represented to PricewaterhouseCoopers LLP, tax adviser to the funds, that there is no plan or intention by any Capital Value Fund shareholder who owns 5% or more of Capital Value Fund's outstanding shares, and, to Capital Value Fund's best knowledge, there is no plan or intention on the part of the remaining Capital Value Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Balanced Value Fund Class A, Class B or Class C shares received in the transaction that would reduce Capital Value Fund shareholders' ownership of Balanced Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Capital Value Fund shares as of the same date. Balanced Value Fund and Capital Value Fund have each represented to PricewaterhouseCoopers LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Balanced Value Fund and Capital Value Fund will receive the opinion of PricewaterhouseCoopers LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(c) of the Code.

2. Capital Value Fund and Balanced Value Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Capital Value Fund upon the distribution of Class A, Class B or Class C shares of Balanced Value Fund to the shareholders of Capital Value Fund pursuant to
      Section 354(a)(1) of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Capital Value Fund by reason of the transfer of its assets solely in exchange for Class A, Class B and Class C shares of Balanced Value Fund.

5. Under Section 1032(a) of the Code no gain or loss will be recognized by Balanced Value Fund by reason of the transfer of Capital Value Fund's assets solely in exchange for Class A, Class B and Class C shares of Balanced Value Fund.

6. The shareholders of Capital Value Fund will have the same tax basis and holding period for the shares of Balanced Value Fund that they receive as they had for Capital Value Fund shares that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by Capital Value Fund to Balanced Value Fund will have the same tax basis and holding period in the hands of Balanced Value Fund as they had for Capital Value Fund, pursuant to Sections 362(b) and 1223(2) of the Code, respectively.

Shareholders of Capital Value Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Capital Value Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Capital Value Fund and Balanced Value Fund and indicates the pro forma combined capitalization as of April 30, 1999 as if the Reorganization had occurred on that date.
                                                                  Net Asset
                                                Shares                  Value
                              Net Assets        Outstanding       Per Share
Oppenheimer Quest
Capital Value Fund, Inc.
      Class A           $267,289,307                  7,595,606         $35.19
      Class B           $ 15,279,143                     440,741        $34.67
      Class C           $   4,364,930                    125,826        $34.69

Oppenheimer Quest
Balanced Value Fund
      Class A           $420,269,227                  25,716,338        $16.34
      Class B           $322,232,730                  19,864,869        $16.22
      Class C           $125,442,108                    7,736,499       $16.21

Oppenheimer Quest
Balanced Value Fund
(Pro Forma Surviving Fund)
      Class A           $687,558,534                  42,074,313        $16.34
      Class B           $337,511,873                  20,806,863        $16.22
      Class C           $129,807,038                    8,005,773       $16.21


Reflects the issuance of 16,357,975 Class A shares, 941,994 Class B shares and 269,274 Class C shares of Balanced Value Fund in a tax-free exchange for the net assets of Capital Value Fund, aggregating $286,933,380. The pro forma ratios of expenses to average net assets of Class A, Class B and Class C shares of the surviving Balanced Value Fund are set forth above under "Comparative Fee Tables".

                        COMPARISON BETWEEN
                  CAPITAL VALUE FUND AND BALANCED VALUE FUND

Information about Capital Value Fund and Balanced Value Fund is presented below. Additional information about Balanced Value Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Additional Information - Public Information."

Investment Objectives and Policies

Balanced Value Fund

Balanced Value Fund seeks growth of capital by investing mainly in equity securities of issuers that the portfolio manager believes are undervalued in the marketplace. Realization of investment income is a secondary objective of the fund. Under normal market conditions, Balanced Value Fund invests at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. Equity securities include common stocks and preferred stocks. The fund's investments in debt securities include bonds, debentures, notes, participation interests in loans, convertible securities and U.S. government securities. The fund may also buy short-term debt instruments, including money market instruments, for liquidity and cash management purposes and may invest without limit in these securities in times of unstable or adverse market or economic conditions. As of June 30, 1999, approximately 57% of the fund's assets were invested in equity securities, approximately 27% of the fund's assets were invested in debt securities and approximately 16% of the fund's assets were invested in cash and cash equivalents.

The portfolio manager allocates Balanced Value Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above, the portfolio might hold stocks, bonds and money market instruments in different proportions at different times and the portfolio manager may rebalance the investment allocation based on a consideration of valuation of common stocks, debt securities and liquidity needs.

In selecting securities for purchase or sale by the fund, the portfolio manager uses a "value" approach to investing and searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. The selection process for equity securities includes the following techniques: (i) a "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends; (ii) a search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value and positive cash flows; and (iii) ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager's initial analysis about the security. Balanced Value Fund does not concentrate 25% or more of its investments in any one industry.

Capital Value Fund

Similar to Balanced Value Fund, Capital Value Fund seeks capital appreciation by investing mainly in equity securities of issuers that the portfolio manager believes are undervalued in the marketplace. However, unlike Balanced Value Fund, realization of investment income is not a consideration for the fund. Accordingly, although the fund is permitted to invest without limit in debt securities, it typically does not invest to any significant extent in these securities. The fund may also buy short-term debt instruments, including money market instruments, for liquidity and cash management purposes and may invest without limit in these securities in times of unstable or adverse market or economic conditions. As of June 30, 1999, approximately 95% of the fund's assets were invested in equity securities and approximately 5% of the fund's assets were invested in cash and cash equivalents.

In selecting securities for purchase or sale by the fund, the portfolio manager uses the same "value" approach to investing that is used by the portfolio manager for Balanced Value Fund, and uses the same selection process for equity securities. Capital Value Fund does not concentrate 25% or more of its investments in any one industry.

Additional information with respect to the funds' investment policies is set forth below. Information about the risks and potential rewards of such investments and investment policies is described above in the section entitled "Principal Risk Factors" and is contained in each fund's respective Prospectus and Statement of Additional Information. Unless stated to apply on an ongoing basis, percentage restrictions set forth below and in "Investment Restrictions" apply only at the time the fund makes an investment, and the fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the fund.

Principal Investment Policies

Stock Investments

As discussed above, both Balanced Value Fund and Capital Value Fund normally invest a substantial portion of their assets in stocks for purposes of capital appreciation or growth opportunities. These securities can be issued by domestic or foreign companies. While the funds do not limit their investments to issuers in a particular capitalization range, the portfolio manager of Balanced Value Fund currently focuses on securities of larger established companies and the portfolio manager of Capital Value Fund currently focuses on mid-size companies.

At times, the funds may increase the relative emphasis of their investments in the securities of issuers in a particular industry depending upon the portfolio manager's assessment of market and economic conditions. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or other events that affect that industry more than others. To the extent that the fund increases the relative emphasis of its investments in a particular industry, its share prices will fluctuate in response to events affecting that industry.

Both funds may invest in convertible fixed-income securities. Although these securities are debt securities, the funds consider some convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

Debt Securities

The funds are permitted to invest any percentage of their assets in debt securities with the requirement that Balanced Value Fund invest at least 25% of its total assets in such securities. The funds' percentage of investment in debt securities is stated above. The funds may invest up to 25% of their respective assets in high-yield, lower-grade bonds (commonly known as "high yield" or "junk bonds"). Such securities are rated below "investment grade," which means they have a rating lower than "Baa3" by Moody's or lower than "BBB-" by S&P or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. A reduction in the rating of a security after its purchase by the fund will not require the fund to dispose of the security. As of June 30, 1999, Capital Value Fund did not hold debt securities [and Balanced Value Fund did not hold securities rated below investment grade].

Both funds may invest in convertible fixed-income securities. These securities are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of company stock of the same or a different issue within a particular period of time at a specified price or formula. The funds consider some convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

For liquidity and cash management purposes, each fund typically invests a part of its assets in various short-term debt securities, including U.S.
government securities and money market instruments.


Foreign Securities

The funds may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts. Although there is no limit to the amount of foreign securities the funds may acquire neither fund invests to a significant extent in foreign securities. Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. The funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

Portfolio Turnover

A change in the securities held by either fund is known as "portfolio turnover." Balanced Value Fund can engage frequently in short-term trading to try to achieve its objective and has historically experienced portfolio turnover rates in excess of 100%. On the contrary, Capital Value Fund does not engage frequently in short-term trading to try to achieve its objective and as a result, its portfolio turnover has been less than 100% each year. For each fund's portfolio turnover rate, see "Financial Highlights" in each fund's respective Prospectus or Annual Report. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.


Other Investment Strategies

Hedging

Both funds may purchase and sell certain kinds of hedging instruments, including futures contracts, forward contracts, and options. Neither fund currently contemplates using hedging instruments to any significant degree. The funds may use hedging instruments to attempt to protect against declines in the market value of the fund's portfolio, to permit the fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. Balanced Value Fund may not write covered call options or put options with respect to more than 5% of the value of its total assets; Capital Value Fund may write such options on up to 25% of its total assets. Neither fund may purchase calls or puts in an amount exceeding 5% of its total assets.

Illiquid and Restricted Securities

Both of the funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933. The funds will not invest more than 15% of their respective net assets in illiquid or restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The funds' percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.


"When-Issued" and Delayed Delivery Transactions

Both funds may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis or on a "firm commitment" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.


Temporary Defensive Investments

In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the funds' net assets, the funds may assume a temporary defensive position and invest an unlimited amount of assets in U.S. government securities and money market instruments. At any time that either fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

Investing in Small, Unseasoned Companies

Balanced Value Fund may invest up to 5% of its total assets and Capital Value Fund may invest without limit in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

Loans of Portfolio Securities

To provide income or raise cash for liquidity purposes, the funds may lend their respective portfolio securities to brokers, dealers and other financial institutions. The fund must receive collateral for a loan. With respect to Capital Value Fund, as a fundamental policy these loans are limited to not more than one-third of the value of the total assets of the fund. The funds presently do not intend to engage in loans of securities. There are some risks in connection with securities lending. The fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.]

Warrants and Rights

Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Balanced Value Fund may invest up to 5% of its total assets in warrants and rights. Capital Value Fund may not invest more than 5% of its total assets in warrants; this 5% limitation does not apply to warrants Capital Value Fund has acquired as part of units with other securities or that are attached to other securities.

Borrowing

As a fundamental policy, neither fund may borrow money in excess of 33-1/3% (one-third) of the value of its total assets, and further, the funds will not purchase any securities at a time while such borrowings exceed 5% of its total assets and will only borrow from banks as a temporary measure for extraordinary or emergency purposes. This investment technique may subject the funds to greater risks and costs, including the burden of interest expense, an expense the funds would not otherwise incur. The funds can borrow only if each maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Repurchase Agreements

Each of the funds may enter into repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of fund shares or settlement of purchases of portfolio investments. Neither of the funds will enter into repurchase agreements that will cause more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. In a repurchase transaction, the fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The funds may also enter into reverse repurchase agreements. Under such agreements, the fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the fund for purposes of certain percentage limitations on borrowing.

Investment in Other Investment Companies

Capital Value Fund may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Since Capital Value Fund would be subject to its ratable share of the other investment company's expenses, it does not expect to make these investments unless in the judgment of the Subadviser the potential investment benefits justify the added costs and expenses. Balanced Value Fund does not presently intend to make these investments.

Investment Restrictions

Both Capital Value Fund and Balanced Value Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the funds and are discussed below.

Similar investment restrictions that are fundamental policies:

Concentration: Capital Value Fund cannot concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the fund for investment purposes (for this purpose, a foreign government is considered an industry); (this restriction does not apply to U.S. government securities); Balanced Value Fund has the same restriction.

Borrowing: Neither fund may borrow money in excess of 33-1/3% (one-third) of the value of the its total assets and subject to the other restrictions described in "Borrowing" above.

Real Estate: Capital Value Fund cannot invest in real estate or interests in real estate (including limited partnership interests), but may purchase securities of companies that deal in real estate or interests therein; Balanced Value Fund has the same restriction.

Underwriting: Capital Value Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio; Balanced Value Fund has the same restriction.

Pledging Assets: Capital Value Fund cannot mortgage, hypothecate or pledge any of its assets except to secure permitted borrowings and in connection with collateral arrangements with respect to options and futures; Balanced Value Fund is permitted to pledge assets in an amount not to exceed 10% of its net assets.

Investment in Certain Issuers: Capital Value Fund cannot invest or hold securities of any issuer if its officers and Directors or those of its Manager or Sub-Adviser own more than 2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer; Balanced Value Fund has the same restriction.

Investment for Control: Capital Value Fund cannot invest in companies for the primary purpose of exercising control or management thereof; Balanced Value Fund has the same restriction.

Investment in Commodities: Capital Value Fund cannot invest in physical commodities or physical commodity contracts; however, the fund may buy and sell hedging instruments to the extent specified in its Prospectus and Statement of Additional Information from time to time and may buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities; Balanced Value Fund has the same restriction.

Diversification: Capital Value Fund cannot, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof); Balanced Value Fund has the same restriction.

Issuing Senior Securities: Capital Value Fund cannot issue senior securities, although it can enter into repurchase agreements, lend its portfolio securities and borrow money in accordance with its fundamental policy; Balanced Value Fund has the same restriction.

Loans: Capital Value Fund cannot lend money or property to any person, although it can (i) purchase fixed-income securities, (ii) make loans of portfolio securities in an amount not to exceed one-third of its total assets and (iii) enter into repurchase agreements; Balanced Value Fund cannot make loans to any person or individual except for permitted loans of portfolio securities.

Set forth below are certain non-fundamental policies and guidelines of the funds changeable without shareholder vote.

Margin and Short Sales: Capital Value Fund cannot purchase securities on margin, or make short sales of securities; Balanced Value Fund has the same restriction but it can make short-term borrowings when necessary for the clearance of purchases of portfolio securities.

Oil, Gas and Mineral Investment: Capital Value Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases although it can invest in securities of companies that invest in or sponsor such programs; Balanced Value Fund has the same restriction.

Description of Brokerage Practices

The brokerage practices of the funds are the same. Brokerage for the funds is allocated subject to the provisions of the funds' investment advisory agreements and Sub-Advisory agreements and internal procedures and rules. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the funds and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and each other client's accounts.

When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the fund.

Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

Please refer to the Balanced Value Fund Additional Statement and Capital Value Fund Additional Statement for further information on such fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for Class A, Class B and Class C shares of Capital Value Fund for (i) the fiscal year ended October 31, 1998 was 1.67%, 2.24% and 2.23%, respectively, and (ii) the six-month period ended April 30, 1999 (as annualized) was 1.68%, 2.28% and 2.27%, respectively. These expense ratios for Capital Value Fund do not reflect fee waivers that terminated February 28, 1999 are no longer in effect. The ratio of expenses to average annual net assets for Class A, Class B and Class C shares of Balanced Value Fund for (i) the fiscal year ended October 31, 1998 was 1.55%, 2.15% and 2.15%, respectively, and (ii) for the six-month period ended April 30, 1999 (as annualized) was 1.50%, 2.09% and 2.09%, respectively. Additional information is set forth in "Comparative Fee Tables" above and in Capital Value Fund's Annual Report and Balanced Value Fund's Annual Report, each dated as of October 31, 1998, and Semi-Annual Report for each fund, each dated as of April 30, 1999, that are included in the Statement of Additional Information that is incorporated herein by reference. The performance of the funds for the 1, 3, 5 and 10 year periods, as applicable, ended June 30, 1999 is set forth in Exhibit B.

Set forth in Balanced Value Fund's Prospectus under "The Fund's Past Performance", accompanying this Proxy Statement and Prospectus and incorporated by reference herein, is the following past performance information: (i) a bar chart detailing annual total returns of Class A shares of the fund as of December 31 for each of the full calendar years since the fund's inception on November 1, 1991; and (ii) a table detailing how the average annual total returns of the fund's Class, Class B and Class C shares compare to those of the S&P 500 Index, a broad-based market index. Additional information with respect to Balanced Value Fund's performance during the past fiscal year, including a discussion of factors that materially affected its performance and relevant market conditions, is set forth in Balanced Value Fund's Annual Report dated as of October 31, 1998 that is included in the Statement of Additional Information that is incorporated herein by reference.

Shareholder Services

The policies of Capital Value Fund and Balanced Value Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Capital Value Fund and Balanced Value Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements, (viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other OppenheimerFunds. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of the funds may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the funds or other Oppenheimer funds without paying a sales charge. Each fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each fund, including shares of each class, entitle the holder to one vote per share on the election of Trustees of the Trust (as to Balanced Value Fund) or Directors (as to Capital Value Fund), and on all other matters submitted to shareholders of the fund. Each share of the fund represents an interest in the fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholder meetings. Shareholders of Capital Value Fund vote together, and shareholders of Balanced Value Fund vote together with the shareholders of other series of the Trust in the aggregate, on certain matters at shareholder meetings, such as the election of Trustees or Directors and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as Balanced Value Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of shares vote on certain amendments to the Distribution and Service Plans and Agreements if the amendments affect only that class. The Board of Trustees of the Trust and the Board of Directors of Capital Value Fund are authorized to create new series and classes of series. The Boards may reclassify unissued shares of the funds into additional series or classes of shares. The Boards may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

Class A, B and C shares of Capital Value Fund and the Class A, Class B and Class C shares of Balanced Value Fund that Capital Value Fund shareholders will receive in the Reorganization participate equally in the funds' dividends and distributions and in the funds' net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different, and Class B and Class C dividends and distributions will be lower than Class A.

It is not contemplated that the Trust or Capital Value Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Capital Value Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the funds have the right, under certain circumstances, to remove a Trustee or Director, as the case may be, and will be assisted in communicating with other shareholders for such purpose.

Balanced Value Fund is a series of the Trust, which is organized as a Massachusetts business trust. Under certain circumstances, shareholders of Balanced Value Fund may be held personally liable as partners for the fund=s obligations, however, under the Declaration of Trust governing the Trust and Balanced Value Fund, such a shareholder is entitled to certain indemnification rights and the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations. Capital Value Fund is a corporation organized under the laws of the State of Maryland. As a general matter, shareholders of a corporation will not be liable to the corporation or its creditors with respect to their interests in the corporation as long as their shares have been paid for and the requisite corporate formalities have been observed, bon in the organization of the corporation and in the conduct of its business.

Organization and History

The Trust, Oppenheimer Quest For Value Funds, was organized in April 1987 as a multi-series Massachusetts business trust with an unlimited number of shares of beneficial interest and Balanced Value Fund is a diversified open-end management investment company that is a series of the Trust.

Capital Value Fund is an open-end, diversified management investment company organized as a Maryland corporation in 1986. Capital Value Fund commenced its operations on February 13, 1987 as a closed-end investment company with a "dual-purpose" structure. The fund originally had two objectives: (1) long-term capital appreciation and preservation of capital, and (2) current income and long-term growth of income. The fund originally had common stock, denominated as "capital shares," and preferred stock, denominated as "income shares." Under Capital Value Fund's original dual-purpose structure, the capital shares were entitled to all of the fund's gains and losses on its assets, and no fund expenses were allocated to those shares. The income shares were entitled to all of the Fund's income and bore all of the Fund's operating expenses. The income shares were redeemed on January 31, 1997, and the fund's dual-purpose structure was terminated. On March 3, 1997, the fund was converted to an open-end management investment company with a single investment objective of capital appreciation. The outstanding capital shares of the fund were re-denominated as Class A shares of common stock, which bear their allocable share of Fund expenses.

The Manager acts as investment adviser to the funds, the Sub-Adviser acts as sub-adviser to the funds and the portfolio managers for the funds are employed by the Sub-Adviser. The Trustees and officers of the Trust and the Directors and officers of Capital Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser to both Capital Value Fund and Balanced Value Fund. The terms and conditions of the investment advisory agreement for each fund are substantially the same except for the management fee rate. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis
- Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manager to the Sub-Adviser for the funds. The 12b-1 Distribution and Service Plan fees paid by the funds with respect to Class A, Class B and Class C shares are also set forth above under "Synopsis - Investment Advisory and Distribution and Service Plan Fees."

Pursuant to each investment advisory agreement, the Manager acts as the investment adviser for the funds and supervises the investment program of the funds. The investment advisory agreements state that the Manager will provide administrative services for the funds, including completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust (as to Balanced Fund) and Capital Value Fund. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense.

The Sub-Adviser acts as the sub-adviser to the funds pursuant to the terms of a subadvisory agreement between the Manager and the Sub-Adviser for each fund. The Sub-Adviser or its parent previously acted as the investment adviser to the funds prior to November 22, 1995 (as to Balanced Value Fund) and prior to February 28, 1997 (as to Capital Value Fund) . The terms and conditions of the subadvisory agreements for each fund are substantially the same. The subadvisory agreements provide that the Sub-Adviser will regularly provide investment advice with respect to the funds, invest and reinvest cash, securities and the property comprising the assets of each fund and perform such other duties and responsibilities as are set forth in its contract with the Manager. The Manager, not the funds, pays the Sub-Adviser.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the funds. The investment advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees or Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Capital Value Fund for the fiscal year ended October 31, 1998 was $2,223,087 (after giving effect to a management fee waiver that terminated on February 28, 1999). The management fee paid by Balanced Value Fund for the fiscal year ended October 31, 1998 was $1,306,652. During the fiscal year ended October 31, 1998, Balanced Value Fund also paid or accrued accounting service fees to the Manager in the amount of $55,000; the Manager has agreed to eliminate the accounting service fee for fiscal years commencing on or after November 1, 1998.

The investment advisory agreement for Capital Value Fund provides that the Manager will waive a portion of its advisory fee for a two-year period that ended February 28, 1999. The fee waiver, which is no longer in effect, provided that the Manager waived the portion of its fee equal to 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million.

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The investment advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a fund, the right of the fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $115.6 billion as of June 30, 1999, with more than 5.5 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent for Capital Value Fund and Balanced Value Fund and for certain other open-end funds managed by the Manager and its affiliates; for its services, the funds pay the transfer agent an annual maintenance fee for each fund shareholder account and reimburse the transfer agent for its out of pocket expenses.

The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the funds by the Sub-Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the new Sub-Advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO
Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

The Distributor, under a General Distributor's Agreement for each of the funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each fund but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, including advertising and the cost of printing and mailing Prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. For the fiscal year ended October 31, 1998, sales charges on sales of Class A shares totaled $330,196 for Capital Value Fund and $573,438 for Balanced Value Fund, of which $99,219 and $164,302, respectively, was retained by the Distributor or an affiliated broker. For the fiscal year ended October 31, 1998, sales charges advanced to dealers by the Distributor on sales of (i) Capital Value Fund's Class A, Class B and Class C shares totaled $27,620, $291,004 and $22,732, respectively, and (ii) Balanced Value Fund's Class A, Class B and Class C shares totaled $53,578, 912,720 and $103,768. For additional information about distribution of the funds' shares and the payments made by the funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in the Balanced Value Fund Additional Statement and Capital Value Fund Additional Statement.

Purchase of Additional Shares

Class A shares of Capital Value Fund and Class A shares of Balanced Value Fund generally may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of either fund's Class A shares of $25,000 or more. For purchases of $1 million or more ($500,000 or more for purchases by certain retirement plan accounts), if those shares are redeemed within 12 calendar months of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class B shares of the funds are sold at net asset value without an initial sales charge, however, if Class B shares are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The initial sales charge and contingent deferred sales charge on Class A, Class B and Class C shares of Balanced Value Fund will only affect shareholders of Capital Value Fund to the extent that they desire to make additional purchases of shares of Balanced Value Fund in addition to the shares which they will receive as a result of the Reorganization. The Class A, Class B and Class C shares to be issued under the Reorganization Agreement will be issued by Balanced Value Fund at net asset value. Future dividends and capital gain distributions of Balanced Value Fund, if any, may be reinvested without sales charge. The contingent deferred sales charge for each class of shares for both funds is the same. If Class A, Class B or Class C shares of Capital Value Fund are currently subject to a contingent deferred sales charge, the Balanced Value Fund shares issued in the Reorganization will continue to be subject to the same contingent deferred sales charge. Any Capital Value Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Right of Accumulation based upon holdings of shares of Capital Value Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Balanced Value Fund.

Dividends and Distributions

The funds declare dividends from net investment income on an annual basis and normally pay those dividends to shareholders following the end of their respective fiscal years (October 31). The funds may also make distributions annually in December out of any net short-term or long-term capital gains, and may make supplemental distributions of dividends and capital gains following its fiscal year. Dividends are paid separately for each class of shares and normally, the dividends on Class A shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A. There is no fixed dividend rate for either fund and there can be no assurance that either fund will pay any dividends or distributions.

                   METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Capital Value Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Capital Value Fund, excluding the Cash Reserve, will be delivered to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund. The Cash Reserve to be retained by Capital Value Fund will be sufficient in the discretion of the Board for the payment of Capital Value Fund's liabilities, and Capital Value Fund's expenses of liquidation.

Assuming the shareholders of Capital Value Fund approve the Reorganization, the actual exchange of assets is expected to take place on November 10, 1999, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Capital Value Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Capital Value Fund after that date will be treated as requests for redemptions of Class A, Class B and Class C shares of Balanced Value Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A, Class B and Class C shares of Balanced Value Fund, and the value of the assets of Capital Value Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Balanced Value Fund in the valuation of assets. Balanced Value Fund is not assuming any of the liabilities of Capital Value Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Balanced Value Fund to Capital Value Fund will be the same as the value of the assets received by Balanced Value Fund. For example, if, on the Valuation Date, Capital Value Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Balanced Value Fund would be $100,000. If the net asset value per share of Balanced Value Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 ) $10). These 10,000 shares of Balanced Value Fund would be distributed to the former shareholders of Capital Value Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing Date, Capital Value Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A, Class B and Class C shares of Balanced Value Fund received by Capital Value Fund at the closing, in liquidation of the outstanding shares of Capital Value Fund, and the outstanding shares of Capital Value Fund will be canceled. To assist Capital Value Fund in this distribution, Balanced Value Fund will, in accordance with a shareholder list supplied by Capital Value Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Balanced Value Fund to each shareholder of Capital Value Fund. Certificates for Class A shares of Balanced Value Fund will be issued upon written request of a former shareholder of Capital Value Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Balanced Value Fund and only of shares represented by certificates are delivered for cancellation. Former Class A shareholders of Capital Value Fund who wish certificates representing their shares of Balanced Value Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Capital Value Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Balanced Value Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Capital Value Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Balanced Value Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Capital Value Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Capital Value Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Capital Value Fund will complete its liquidation.

Under the Reorganization Agreement, either Capital Value Fund or Balanced Value Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization is not consummated for any reason, the Board will consider and may submit to the shareholders of Capital Value Fund other alternatives.


                            ADDITIONAL INFORMATION

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Capital Value Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and in its Annual Report as of October 31, 1998, both of which are included in the Additional Statement. Financial information for Balanced Value Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and in its Annual Report as of October 31, 1998 which is included in the Additional Statement.

Public Information

Additional information about Capital Value Fund and Balanced Value Fund is available, as applicable, in the following documents: (i) Balanced Value Fund's Prospectus dated February 19, 1999 accompanying this Proxy Statement and
Prospectus and incorporated herein by reference; (ii) Capital Value Fund's Prospectus dated February 26, 1999, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217;
(iii) Balanced Value Fund's Annual Report as of October 31, 1998 and Semi-Annual Report as of April 30, 1999, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Capital Value Fund's Annual Report as of October 31, 1998 and Semi-Annual Report as of April 30, 1999, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. The documents set forth in (ii), (iii) and (iv) above are included in the Additional Statement and the Additional Statement is incorporated herein by reference. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement which includes the Balanced Value Fund Additional Statement, Capital Value Fund's Prospectus and the Capital Value Fund Additional
Statement: the organization and operation of Balanced Value Fund and Capital Value Fund; more information on investment policies, practices and risks; information about the Trust and Capital Value Fund=s respective Boards, officers and portfolio managers and their responsibilities; a further description of the services provided by Balanced Value Fund's and Capital Value Fund's investment adviser, sub-adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Balanced Value Fund and Capital Value Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Capital Value Fund and the Trust, on behalf of Balanced Value Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Capital Value Fund and Balanced Value Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                OTHER BUSINESS

Management of Capital Value Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Directors


Andrew J. Donohue, Secretary

______ ___, 1999                                                             835

    EXHIBIT A

                            AGREEMENT AND PLAN OF REORGANIZATION



     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of ___________, 1999 by and between Oppenheimer Quest For Value Funds, a Massachusetts business trust (the "Trust") on behalf of its series, Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"), and Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund"), a Maryland Corporation.

                                 W I T N E S S E T H:

     WHEREAS, the parties are each open-end investment companies of the management type; and

          WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Capital Value Fund through the acquisition by Balanced Value Fund of substantially all of the assets of Capital Value Fund in exchange for the voting shares of beneficial interest ("shares") of Class A, Class B and Class C of Balanced Value Fund and the assumption by Balanced Value Fund of certain liabilities of Capital Value Fund, which Class A, Class B and Class C shares of Balanced Value Fund are to be distributed by Capital Value Fund pro rata to its shareholders in complete liquidation of Capital Value Fund and complete cancellation of its shares;

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

          1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Balanced Value Fund of substantially all of the assets of Capital Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund and the assumption by Balanced Value Fund of certain liabilities of Capital Value Fund, followed by the distribution of such Class A, Class B and Class C shares of Balanced Value Fund to the Class A, Class B and Class C shareholders of Capital Value Fund in exchange for their Class A, Class B and Class C shares of Capital Value Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

                The share transfer books of Capital Value Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Capital Value Fund; redemption requests received by Capital Value Fund after that date shall be treated as requests for the redemption of the shares of Balanced Value Fund to be distributed to the shareholder in question as provided in Section 5 hereof.


      2. On the Closing Date (as hereinafter defined), all of the assets of Capital Value Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Capital Value Fund sufficient in its discretion for the payment of the expenses of Capital Value Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Balanced Value Fund, in exchange for and against delivery to Capital Value Fund on the Closing Date of a number of Class A, Class B and Class C shares of Balanced Value Fund, having an aggregate net asset value equal to the value of the assets of Capital Value Fund so transferred and delivered.

      3. The net asset value of Class A, Class B and Class C shares of Balanced Value Fund and the value of the assets of Capital Value Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A, Class B and Class C shares of Balanced Value Fund and the Class A, Class B and Class C shares of Capital Value Fund shall be done in the manner used by Balanced Value Fund and Capital Value Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Balanced Value Fund in such computation shall be applied to the valuation of the assets of Capital Value Fund to be transferred to Balanced Value Fund.

            Capital Value Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Capital Value Fund's shareholders all of Capital Value Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on November 10, 1999 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

          5.In conjunction with the Closing, Capital Value Fund shall distribute on a pro rata basis to the shareholders of Capital Value Fund as of the Valuation Date the Class A, Class B and Class C shares of Balanced Value Fund received by Capital Value Fund on the Closing Date in exchange for the assets of Capital Value Fund in complete liquidation of Capital Value Fund; for the purpose of the distribution by Capital Value Fund of Class A, Class B and Class C shares of Balanced Value Fund to Capital Value Fund's shareholders, Balanced Value Fund will promptly cause its transfer agent to:
    (a) credit an appropriate number of Class A, Class B and Class C shares of Balanced Value Fund on the books of Balanced Value Fund to each Class A, Class B and Class C shareholder of Capital Value Fund in accordance with a list (the "Shareholder List") of Capital Value Fund shareholders received from Capital Value Fund; and (b) confirm an appropriate number of Class A, Class B and Class C shares of Balanced Value Fund to each Class A, Class B and Class C shareholder of Capital Value Fund; certificates for Class A,
    Class B and Class C shares of Balanced Value Fund will be issued upon written request of a former shareholder of Capital Value Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Balanced Value Fund.

            The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Capital Value Fund, indicating his or her share balance. Capital Value Fund agrees to supply the Shareholder List to Balanced Value Fund not later than the Closing Date. Shareholders of Capital Value Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Balanced Value Fund which they received.

      6. Within one year after the Closing Date, Capital Value Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Balanced Value Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Capital Value Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Capital Value Fund outstanding on the Valuation Date.

      7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Balanced Value Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Capital Value Fund shall deliver to Balanced Value Fund two copies of a list setting forth the securities then owned by Capital Value Fund. Promptly after the Closing, Capital Value Fund shall provide Balanced Value Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Balanced Value Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Capital Value Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Capital Value Fund on the Closing Date to Balanced Value Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Balanced Value Fund for the account of Balanced Value Fund. Class A, Class B and Class C shares of Balanced Value Fund representing the number of Class A, Class B and Class C shares of Balanced Value Fund being delivered against the assets of Capital Value Fund, registered in the name of Capital Value Fund, shall be transferred to Capital Value Fund on the Closing Date. Such shares shall thereupon be assigned by Capital Value Fund to its shareholders so that the shares of Balanced Value Fund may be distributed as provided in Section 5.

      If, at the Closing Date, Capital Value Fund is unable to make delivery under this Section 8 to Balanced Value Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Capital Value Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Capital Value Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Capital Value Fund will deliver to Balanced Value Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Balanced Value Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Balanced Value Fund.

      9. Balanced Value Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Capital Value Fund, but Capital Value Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Capital Value Fund. Capital Value Fund and Balanced Value Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Balanced Value Fund and Capital Value Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Capital Value Fund and Balanced Value Fund, respectively, in the amounts so incurred by each.

      10. The obligations of Balanced Value Fund hereunder shall be subject to the following conditions:

      A. The Board of Directors of Capital Value Fund shall have authorized the execution of the Agreement, and the shareholders of Capital Value Fund shall have approved the Agreement and the transactions contemplated hereby, and Capital Value Fund shall have furnished to Balanced Value Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Capital Value Fund; such shareholder approval shall have been by the affirmative vote required by the Maryland General Corporation Law at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B. Balanced Value Fund shall have received an opinion dated the Closing Date of counsel to Capital Value Fund, to the effect that (i) Capital Value Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Capital Value Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Capital Value Fund.

      C. The representations and warranties of Capital Value Fund contained herein shall be true and correct at and as of the Closing Date, and Balanced Value Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Capital Value Fund, dated the Closing Date, to that effect.

      D. On the Closing Date, Capital Value Fund shall have furnished to Balanced Value Fund a certificate of the Treasurer or Assistant Treasurer of Capital Value Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Capital Value Fund as of the Closing Date.

      E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Value Fund at the close of business on the Valuation Date.

      F. A Registration Statement on Form N-14 filed by Balanced Value Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than September 15, 1999.

      G. On the Closing Date, Balanced Value Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Balanced Value Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Capital Value Fund arising out of litigation brought against Capital Value Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Capital Value Fund delivered to Balanced Value Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      H. Balanced Value Fund shall have received an opinion, dated the Closing Date, of PricewaterhouseCoopers LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

      I. Balanced Value Fund shall have received at the Closing all of the assets of Capital Value Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

      11. The obligations of Capital Value Fund hereunder shall be subject to the following conditions:

      A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Balanced Value Fund shall have furnished to Capital Value Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust.

      B. Capital Value Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote required by the Maryland General Corporation Law and Capital Value Fund shall have furnished Value Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Capital Value Fund.

      C. Capital Value Fund shall have received an opinion dated the Closing Date of counsel to Balanced Value Fund, to the effect that (i) Balanced Value Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Balanced Value Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Balanced Value Fund, and (iii) the shares of Balanced Value Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

      D. The representations and warranties of Balanced Value Fund contained herein shall be true and correct at and as of the Closing Date, and Capital Value Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of the Trust to that effect dated the Closing Date.

      E. Capital Value Fund shall have received an opinion of PricewaterhouseCoopers LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Capital Value Fund's representation that there is no plan or intention by any Capital Value Fund shareholder who owns 5% or more of Capital Value Fund's outstanding shares, and, to Capital Value Fund's best knowledge, there is no plan or intention on the part of the remaining Capital Value Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Balanced Value Fund shares received in the transaction that would reduce Capital Value Fund shareholders' ownership of Balanced Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Capital Value Fund shares as of the same date, and (ii) the representation by each of Capital Value Fund and Balanced Value Fund that, as of the Closing Date, Capital Value Fund and Balanced Value Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

      1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

      2. Capital Value Fund and Balanced Value Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

      3. No gain or loss will be recognized by the shareholders of Capital Value Fund upon the distribution of Class A, Class B and Class C shares of beneficial interest in Balanced Value Fund to the shareholders of Capital Value Fund pursuant to Section 354 of the Code.

      4. Under Section 361(a) of the Code no gain or loss will be recognized by Capital Value Fund by reason of the transfer of substantially all its assets in exchange for Class A, Class B and Class C shares of Balanced Value Fund.

      5. Under Section 1032 of the Code no gain or loss will be recognized by Balanced Value Fund by reason of the transfer of substantially all of Capital Value Fund's assets in exchange for Class A, Class B and Class C shares of Balanced Value Fund and Balanced Value Fund's assumption of certain liabilities of Capital Value Fund.

      6. The shareholders of Capital Value Fund will have the same tax basis and holding period for the Class A, Class B and Class C shares of beneficial interest in Balanced Value Fund that they receive as they had for Capital Value Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

      7. The securities transferred by Capital Value Fund to Balanced Value Fund will have the same tax basis and holding period in the hands of Balanced Value Fund as they had for Capital Value Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

      F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Capital Value Fund at the close of business on the Valuation Date.

      G. A Registration Statement on Form N-14 filed by Balanced Value Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than September 15, 1999.

      H. On the Closing Date, Capital Value Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Capital Value Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Balanced Value Fund arising out of litigation brought against Balanced Value Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Balanced Value Fund delivered to Capital Value Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

      I. Capital Value Fund shall acknowledge receipt of the Class A, Class B and Class C shares of Balanced Value Fund.

      12. Capital Value Fund hereby represents and warrants that:

      A. The financial statements of Capital Value Fund as at October 31, 1998 (audited) heretofore furnished to Balanced Value Fund, present fairly the financial position, results of operations, and changes in net assets of Capital Value Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1998 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Capital Value Fund, it being agreed that a decrease in the size of Capital Value Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

      B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Capital Value Fund's shareholders, Capital Value Fund has authority to transfer all of the assets of Capital Value Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

      C. The Prospectus, as amended and supplemented, contained in Capital Value Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      D. There is no material contingent liability of Capital Value Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Capital Value Fund, threatened against Capital Value Fund, not reflected in such Prospectus;

      E. Except for the Agreement, there are no material contracts outstanding to which Capital Value Fund is a party other than those ordinary in the conduct of its business;

      F. Capital Value Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Capital Value Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

      G. All Federal and other tax returns and reports of Capital Value Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Capital Value Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Capital Value Fund ended October 31, 1998 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

      H. Capital Value Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Capital Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Capital Value Fund intends to meet such requirements with respect to its current taxable year.



      13. Balanced Value Fund hereby represents and warrants that:

      A. The financial statements of Balanced Value Fund as at October 31, 1998 (audited) heretofore furnished to Capital Value Fund, present fairly the financial position, results of operations, and changes in net assets of Balanced Value Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1998 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Balanced Value Fund, it being understood that a decrease in the size of Balanced Value Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

      B. The Prospectus, as amended and supplemented, contained in Balanced Value Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

      C. Except for this Agreement, there is no material contingent liability of Balanced Value Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Balanced Value Fund, threatened against Balanced Value Fund, not reflected in such Prospectus;

D. There are no material contracts outstanding to which Balanced Value Fund is a party other than those ordinary in the conduct of its business;

      E. Balanced Value Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; Balanced Value Fund has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A, Class B and Class C shares of Balanced Value Fund which it issues to Capital Value Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Balanced Value Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Balanced Value Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

      F. All federal and other tax returns and reports of Balanced Value Fund required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Balanced Value Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Balanced Value Fund ended October 31, 1998 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

      G. Balanced Value Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Balanced Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Balanced Value Fund intends to meet such requirements with respect to its current taxable year;

      H. Balanced Value Fund has no plan or intention (i) to dispose of any of the assets transferred by Capital Value Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A, Class B and Class C shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

      I. After consummation of the transactions contemplated by the Agreement, Balanced Value Fund intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Balanced Value Fund hereby represents to and covenants with Capital Value Fund that, if the reorganization becomes effective, Balanced Value Fund will treat each shareholder of Capital Value Fund who received any of Balanced Value Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Balanced Value Fund received by such shareholder for the purpose of making additional investments in shares of Balanced Value Fund, regardless of the value of the shares of Balanced Value Fund received.

      15. Balanced Value Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Capital Value Fund covenants and agrees to deregister as an investment company under the Act as soon as practicable to the extent required, and, upon Closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Balanced Value Fund understands that the obligations of Capital Value Fund under the Agreement are not binding upon any Director or shareholder of Capital Valued Fund personally, but bind only Capital Value Fund and Capital Value Fund's property.

      20. Capital Value Fund understands that the obligations of Balanced Value Fund under the Agreement are not binding upon any trustee or shareholder of Balanced Value Fund personally, but bind only Balanced Value Fund and Balanced Value Fund's property. Capital Value Fund represents that it has notice of the provisions of the Declaration of Trust of the Trust with respect to Balanced Value Fund disclaiming shareholder and trustee liability for acts or obligations of Balanced Value Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                  OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                  By: /s/ Andrew J. Donohue
                        Andrew Donohue
                        Secretary


                  OPPENHEIMER QUEST FOR VALUE FUNDS
                  on behalf of
                  OPPENHEIMER QUEST BALANCED VALUE FUND
                  By: /s/ Andrew J. Donohue
                        Andrew J. Donohue
                        Secretary

EXHIBIT B

                         Average Annual Total Returns
                        For the Periods Ended 6/30/99


                                    1-Year    3-Year      5-Year  10-Year/Life
Capital Value Fund Class A Shares   2.62%     11.53%      15.77%      15.37%
Balanced Value Fund Class A Shares  27.00     25.79       22.70       17.90

Capital Value Fund Class B Shares    3.22      n/a         n/a        15.09%
Balanced Value Fund Class B Shares  29.01     26.93       23.26       20.65

Capital Value Fund Class C Shares   7.19      n/a         n/a         16.07%
Balanced Value Fund Class C Shares  32.96     27.53       23.31       20.64

Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. An explanation of the different performance calculations is set forth in each fund's Prospectus.

Each fund's average annual total return includes the applicable sales charge for Classes A, B and C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1 year), 3% (3 year), 2% (5 year) and 1% (life of the class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. The inception date for Class A shares of Capital Value Fund and Balanced Value Fund was February 13, 1987 and November 1, 1991, respectively. The inception date for Class B and Class C shares for Capital Value Fund was March 3, 1997 and for Balanced Value Fund was September 1, 1993.

Capital Value Fund commenced operations on 2/13/87 as a closed-end investment company with two classes of shares, income shares and capital shares. Capital shares were entitled to all gains and losses but bore no expenses. Income shares bore all of the fund's operating expenses. Capital Value Fund redeemed its income shares and converted to an open-end fund on 3/3/97. The capital shares were designated as Class A shares, which bear their allocable share of fund expenses. Returns for Class A shares of Capital Value Fund reflect the historical performance of the fund's previous capital shares as adjusted for the fees and expenses of Class A in effect on 3/3/97 (without giving effect to any fee waivers). Returns for periods after 3/3/97 are net of the Manager's and Distributor's waiver of certain fees, described in "Comparative Fee Tables".

                  Oppenheimer Quest Capital Value Fund, Inc.
      Proxy For Special Shareholders Meeting To Be Held October 29, 1999

The undersigned shareholder of Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund"), does hereby appoint Andrew J. Donohue, Robert Bishop, Scott Farrar and Brian W. Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Capital Value Fund to be held on October 29, 1999 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

   To approve or disapprove an Agreement and Plan of Reorganization between Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Quest Balanced Value Fund ("Balanced Value Fund"), and Oppenheimer Quest Capital Value Fund, Inc. ("Capital Value Fund") and the transactions contemplated thereby, including (a) the transfer of substantially all the assets of Capital Value Fund to Balanced Value Fund in exchange for Class A, Class B and Class C shares of Balanced Value Fund, the distribution of such shares of Balanced Value Fund to the corresponding Class A, Class B and Class C shareholders of Capital Value Fund in complete liquidation of Capital Value Fund, and (c) the cancellation of the outstanding shares of Capital Value Fund.

            FOR______               AGAINST______           ABSTAIN_______

                              Dated: _________________________________, 1999
                                          (Month)                     (Day)

                                    ---------------------------------
                                                Signature(s)

                                    ---------------------------------
Signature(s)
Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

                                      4


------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value Fund
------------------------------------------------------------------------------


Prospectus dated February 19, 1999

      Oppenheimer Quest Balanced Value Fund is a mutual fund. The Fund's primary objective is growth of capital, and the Fund also seeks investment income. The Fund invests primarily in equity securities, but also buys debt securities.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.




                             (OppenheimerFunds logo)










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The Fund's Objectives and Investment Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


            About Your Account
------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights


------------------------------------------------------------------------------

About the Fund
------------------------------------------------------------------------------

The Fund's Objectives and Investment Strategies

------------------------------------------------------------------------------
What Are the Fund's Investment  Objectives?  The Fund's objectives are to seek a combination of growth of capital and investment income. The Fund's primary objective is growth of capital.
------------------------------------------------------------------------------

What Does the Fund Invest In? The Fund normally invests mainly in equity securities to seek growth. These are primarily common stocks that pay dividends but also preferred stock and securities convertible into common stock of U.S. and foreign issuers that the portfolio manager believes are undervalued in the marketplace. The Fund also buys corporate and government bonds, notes and other debt securities for investment income, which can include securities below investment grade.

Under normal market conditions, the Fund invests:

o at least 25% of its total assets in equity securities, including common stocks and preferred stocks, and expects to have between 50% to 75% of its total assets invested in equities, and
o     at least 25% of its total assets in fixed-income senior securities.

      The Fund's investments in fixed-income senior securities include bonds, debentures, notes, participation interests in loans, convertible securities and U.S. government securities. The Fund can also buy short-term debt securities, such as U.S. government securities and money market instruments, for liquidity and cash management purposes. The Fund can use hedging instruments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Fund, the Fund's portfolio manager, who is employed by the Sub-Advisor, OpCap Advisors, uses a "value" approach to investing. The portfolio manager searches primarily for securities of established companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. This process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases. In general, the selection process for equity securities includes the following techniques: |_| A "bottom up" analytical approach using fundamental research to focus on particular issuers before considering industry trends, by evaluating each issuer's characteristics, financial results and management.
|_| A search for securities of established companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
|_| Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager's initial expectations about the security and might result in a decision to sell the security.

      The portfolio manager allocates the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. Within the parameters for stock and bond investments described above under normal market conditions, the portfolio might hold stocks, bonds and money market instruments in different proportions at different times. The portfolio manager might increase the relative emphasis of investments in bonds and other fixed-income securities, instead of stocks, when he thinks that:
            |_| common stocks in general appear to be overvalued, |_| debt securities present capital growth and income opportunities relative to common stocks because of declining interest rates or improved issuer credit quality, or |_| it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital growth in their investment over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth, with income as a secondary goal, the Fund may be appropriate for moderately aggressive investors and for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors. They include changes in general bond and stock market movements (this is referred to as "market risk"), or the change in value of particular stocks or bonds because of an event affecting the issuer (in the case of bonds, this is known as "credit risk").

      At times, the Fund may increase the relative emphasis of its investments in a particular industry. In that case, it will be subject to the risks that economic, political or other events can have a negative effect on the values of securities of issuers in that particular industry (this is referred to as "industry risk"). Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk"). The Fund can buy below investment-grade bonds (known as "junk bonds") which have greater credit risks than investment-grade bonds. Foreign investing involves special risks.

      These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Fund's investment Manager, OppenheimerFunds, Inc., has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and to reduce the Fund's exposure to market risks by diversifying its investments. That means the Fund does not hold a substantial percentage of the stock of any one company and does not invest too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objectives.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally emphasizes investments in common stocks and other equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both foreign stocks and stocks of U.S. issuers, it will be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests primarily in securities of large companies but also can invest in small and medium-size companies, which may have more volatile stock prices than large companies.

            |_| Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund is emphasizing investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      |X| Interest Rate Risk.. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

How Risky is the Fund Overall? In the short term, stock markets can be volatile, and the price of the Fund's shares can go up and down. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks that can affect their values and the income they pay. In the OppenheimerFunds spectrum, the Fund is more conservative than funds that invest only in growth stocks, but may be more volatile than investment-grade bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the full calendar years since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

            Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]


Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 21.44% (4th Q'98) and the lowest return (not annualized) for a calendar quarter was -3.46% (3rd Q'98).

 ------------------------------------------------------------------------------
 Average Annual Total
 Returns for the periods
 Ended December 31, 1998      1 Year          5 Years         Life of Class
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class A Shares  (inception   20.80%          19.37%              16.96%
 11/1/91)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 S&P   500   Index    (from   28.60%          24.05%              20.11%
 10/31/91)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Shares  (inception   22.48%           19.91%             19.68%
 9/1/93)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 S&P   500   Index    (from   28.60%          24.05%              22.76%
 8/31/93)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares  (inception   26.45%          20.00%              19.67%
 9/1/93)
 ------------------------------------------------------------------------------

The Fund's average annual total returns in the table include the applicable sales charge for Classes A, B and C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) 2% (5-years) and 1% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund normally invests primarily in stocks, the Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs and that the Fund's stock investments will vary from those in the index. The index does not include debt securities in which the Fund can invest.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1998.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------
                         Class A Shares    Class B       Class C
                                           Shares        Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases          5.75%          None          None
(as % of offering price)
--------------------------------------------------------------------
--------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the             None1           5%2           1%3
original offering price
or redemption proceeds)
--------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------
                              Class A       Class B      Class C
                              Shares        Shares        Shares
--------------------------------------------------------------------
--------------------------------------------------------------------
Management Fees                    0.85%         0.85%        0.85%
--------------------------------------------------------------------
--------------------------------------------------------------------
Distribution        and/or         0.40%         1.00%        1.00%
Service
(12b-1) Fees
--------------------------------------------------------------------
--------------------------------------------------------------------
Other Expenses                     0.30%         0.30%        0.30%
--------------------------------------------------------------------
--------------------------------------------------------------------
Total   Annual   Operating         1.55%         2.15%        2.15%
Expenses
--------------------------------------------------------------------
Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:
--------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years     10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                     $724        $1,036        $1,371       $2,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                     $718         $ 973        $1,354       $2,191
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                     $318         $ 673        $1,154       $2,483
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
If shares are not            1 Year        3 Years       5 Years     10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                     $724        $1,036        $1,371       $2,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                     $218         $ 673        $1,154       $2,191
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                     $218         $ 673        $1,154       $2,483
--------------------------------------------------------------------------------

In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

The Fund's Principal Investment Policies. The composition of the Fund's portfolio among the different types of permitted investments will vary over time based upon the evaluation of economic and market trends by the Sub-Advisor. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      |X| Stock and Other Equity Investments. The Fund invests in equity securities for growth opportunities as well as secondarily for income from dividends. While the Fund does not limit its investments to issuers in a particular capitalization range, the portfolio manager currently focuses on securities of larger established companies.

      Although they are debt securities, the Sub-Advisor considers some convertible securities to be "equity equivalents" because of the conversion feature, and their rating must meet the fund's credit criteria for debt securities described below but has less impact on the investment decision than in the case of other debt securities. Other convertible securities may behave more like other debt securities.

      |X| Debt Securities. Debt securities are selected primarily for their income possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The Fund has no limit on the range of maturities of the debt securities it can buy.

      The Fund can buy short-term debt securities for liquidity, for example, pending the purchase of new investments or to have cash to pay for redemptions of Fund shares.

      The Sub-Advisor does not rely solely on ratings by rating organizations in selecting debt securities, but also uses its own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities the Fund buys may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the Sub-Advisor.

      The  Fund's   investments  in  debt  securities,   including   convertible
securities,   can   be   above   or   below   investment   grade   in   quality.
"Investment-grade" securities are those rated in the four highest rating categories by Moody's Investors Service or other rating organizations, or, if unrated, assigned a comparable rating by the Sub-Advisor. A list of the ratings definitions of the principal ratings organizations is in Appendix A to the Statement of Additional Information.

            |_| U.S. Government Securities. The Fund can invest in U.S. government securities that are U.S. Treasury securities and securities issued or guaranteed by agencies or federally-chartered corporate entities referred to as "instrumentalities" of the U.S. government. They can include collateralized mortgage obligations (CMOs) and other mortgage-related securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are subject to little credit risk.

      Some securities issued or guaranteed by agencies or instrumentalities of the U.S. government have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

            |_| Special Risks of Mortgage-Related Securities. Investments in mortgage-related securities are subject to special risks of unanticipated prepayment. The risk is that when interest rates fall, borrowers under the mortgages that underlie a mortgage-related security the Fund owns will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal prior to the security's expected maturity. Securities subject to prepayment risk, including the CMOs and other mortgage-related securities that the Fund can buy, generally offer less potential for gains when prevailing interest rates fall, and have greater potential for loss when interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price. Additionally, the Fund may buy mortgage-related securities at a premium. Accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment represented by the premium the Fund paid.

      If interest rates rise rapidly, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short or medium-term security. That could cause its value to fluctuate more widely in response to changes in interest rates. In turn, this could cause the value of the Fund's shares to fluctuate more.

            |_| Special Risks of Lower-Grade Securities. Because the Fund can invest as much as 25% of its total assets in securities below investment grade to seek higher income, the Fund's credit risks are greater than those of funds that buy only investment grade bonds. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than higher-grade debt securities. Securities that are (or have fallen) below investment grade entail a greater risk that the issuers of such securities may not meet their debt obligations. However, by limiting its investments in non-investment grade debt securities, the Fund may reduce the effect of some of these risks on its share price and income. Currently, the portfolio manager does not intend to buy these securities unless they offer relatively attractive opportunities for both income and capital appreciation.

            |_| Money Market Instruments. The Fund can also invest in "money market instruments." These include U.S. government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements. They do not generate capital growth if held to maturity.

      |X| Can the Fund's Investment Objective and Policies Change? The Fund's Board of Trustees can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting
shares.  The  Fund's  objective  is  a  fundamental  policy.   Other  investment
restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Fund can engage frequently in short-term trading to try to achieve its objective. It may have a portfolio turnover rate in excess of 100% annually. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table below shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of the different types of techniques and instruments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Foreign Investing. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts. The Fund may invest in developed markets as well as emerging markets, which have greater risks than developed markets, although the Fund currently does not intend to purchase securities issued by governments or companies in emerging markets. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

      While the Fund has no limits on the amounts it can invest in foreign securities, it normally does not expect to invest substantial amounts of its assets in foreign securities. Foreign securities offer special investment opportunities, but there are also special risks.

      The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      There may be transaction costs and risks from the conversion of certain European currencies to the euro that commenced in January 1999. For example, brokers and the Fund's custodian bank must convert their computer systems and records to reflect the euro values of securities. If they are not prepared, there could be delays in settlements of securities trades and additional costs to the Fund.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed-delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There is a risk that the value of the security might decline prior to the settlement date. No income accrues to the Fund on a when-issued security until the Fund receives the security on settlement of the trade. The Fund will not commit more than 15% of its net assets under these transactions.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants to. Their prices may be very volatile, especially in the short term.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisor monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be short-term U.S. government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its primary investment objective of capital growth.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Sub-Advisor, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's Custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.


How the Fund Is Managed

The Manager. The Fund's investment Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Manager became the Fund's investment advisor on November 22, 1995.

      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| The Manager's Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate of 0.85% of average annual net assets. The Fund's management fee for its last fiscal year ended October 31, 1998 was 0.85% of average annual net assets for each class of shares.

The Sub-Advisor. On November 22, 1995, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date and from the inception of the Fund, the Sub-Advisor had been the Fund's investment advisor. The Sub-Advisor has operated as an investment advisor to investment companies and other investors since its organization in 1980, and as of December 31, 1998, the Sub-Advisor or its parent advised accounts having assets in excess of $62 billion. It is located at One World Financial Center, 200 Liberty Street, New York New York 10281.

      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of November 22, 1995, and 30% of the fee collected by the Manager on assets in excess of that amount.

      |X|  Portfolio  Manager.  The  portfolio  manager  of the  Fund is Colin
Glinsman, who is employed by the Sub-Advisor. He is the person primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Glinsman is a Managing Director of Oppenheimer Capital, the immediate parent company of the Sub-Advisor. He has been the Fund's portfolio manager since December 1992 and prior to that was a securities analyst for Oppenheimer Capital.


------------------------------------------------------------------------------
About Your Account
------------------------------------------------------------------------------

How to Buy Shares

How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Fund's Distributor, or directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      |X| Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

      |X| Buying Shares by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

      |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the Automated Clearing House (ACH) transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

      |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      |_| With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

      |_| Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies.
Additional purchases may be as little as $25.

      |_| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price (the net asset value per share plus any initial sales charge that applies). The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

      |_| The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. (All references to time in this Prospectus mean "New York time").

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.

      |_| To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

      |_| If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------------
What Classes of Shares Does the Fund Offer? When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.
------------------------------------------------------------------------------
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      |X| Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can I Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.

      |X| Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can I Buy Class B Shares?" below.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
      |X| Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.



Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

      |_| Investing for the Short Term. If you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

      |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

      |X| How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.

How Can I Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to re-allow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

--------------------------------------------------------------------------------
                     Front-End Sales     Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Less than $25,000           5.75%               6.10%               4.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$25,000 or more but
less than $50,000           5.50%               5.82%               4.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$50,000 or more but
less than $100,000          4.75%               4.99%               4.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$100,000 or more
but less than               3.75%               3.90%               3.00%
$250,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$500,000 or more
but less than $1            2.00%               2.04%               1.60%
million
--------------------------------------------------------------------------------

      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in Appendix C to the Statement of Additional Information.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

How Can I Reduce Sales Charges for Class A Share Purchases? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

      |X| Waivers of Class A Sales Charges. The Class A initial and contingent deferred sales charges are not imposed in the circumstances described in Appendix C to the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent when purchasing shares whether any of the special conditions apply.

How Can I Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
      |_| the amount of your account value represented by an increase in net asset value over the initial purchase price, |_| shares purchased by the reinvestment of dividends or capital gains distributions, or |_| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2)   shares held for over 6 years, and
(3) shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

--------------------------------------------------------------------------------

                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                    5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                    4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                    3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                    3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                    2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                    1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6 and following                          None
--------------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can I Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: |_| the amount of your account value represented by the increase in net asset value over the initial purchase price,
|_|   shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
|_| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2)   shares held for over 12 months, and
(3) shares held the longest during the 12-month period.



Distribution and Service (12b-1) Plans. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      |X| Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.15% of average annual net assets of Class A shares the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. The Distributor currently uses all of the fee and a portion of the asset-based sales charge to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor pays out the portion of the asset-based sales charge equal to 0.10% of average annual net assets representing Class A shares.

      |X| Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:
      |_| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or


      |_| have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can I Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFund's account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

      |X| Individual Retirement Accounts (IRAs), including regular IRAs, Roth IRAs, SIMPLE IRAs, rollover and Education IRAs.
      |X| SEP-IRAs, which are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
      |X| 403(b)(7) Custodial Plans, that are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
      |X|  401(k) Plans, which are special retirement plans for businesses.
      |X| Pension and Profit-Sharing Plans, designed for businesses and self-employed individuals.

      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      |X| Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
      |_| You wish to redeem $50,000 or more and receive a check |_| The redemption check is not payable to all shareholders listed on the account statement
      |_| The redemption check is not sent to the address of record on your account statement
      |_| Shares are being transferred to a Fund account with a different owner or name
      |_| Shares are being redeemed by someone (such as an Executor) other than the owners

      |X| Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

      |X| Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

      |X| Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-852-8457.

How   Do I Sell Shares by Mail?  Write a letter of  instructions  that includes:
      |_| Your name |_| The Fund's name |_| Your Fund account number (from your account statement) |_| The dollar amount or number of shares to be redeemed |_| Any special payment instructions |_| Any share certificates for the shares you are selling |_| The signatures of all registered owners exactly as the account is registered, and
      |_| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

------------------------------------------------------------------------------
Use the following address for requests by mail:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
OppenheimerFunds Services
------------------------------------------------------------------------------
P.O. Box 5270
Denver, Colorado 80217-5270

------------------------------------------------------------------------------
Send courier or express mail requests to:
------------------------------------------------------------------------------
OppenheimerFunds Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231



How Do I Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share certificate by telephone.
      |_|   To  redeem   shares   through  a  service   representative,   call
1-800-852-8457
      |_|   To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

      |X| Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Can I Sell Shares Through My Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:
      |_| Shares of the fund selected for exchange must be available for sale in your state of residence.
      |_| The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
      |_| You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
      |_| You must meet the minimum purchase requirements for the fund you purchase by exchange.
      |_| Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

How Do I Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
      |_| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      |_| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |_| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      |_| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with securities from the Fund's portfolio.

      |X| "Backup Withholding" of Federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on a quarterly basis. The Fund intends to pay dividends to shareholders in March, June, September and December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A shares. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

What Choices Do I Have for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      |X| Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains distributions in the Fund while receiving dividends by check or having them sent to your bank account through AccountLink.

      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.  Long-term capital gains are
taxable as long-term capital gains when distributed to shareholders. It does not
matter  how  long  you  have  held  your  shares.   Whether  you  reinvest  your
distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      |X| Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      |X| Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified  in  notices  to
shareholders.

      This information is only a summary of certain federal tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

For More Information about Oppenheimer Quest Balanced Value Fund:

The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

---------------------------------------------------------------------------


How to Get More Information:


---------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site: http://www.oppenheimerfunds.com You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

SEC File No. 811-5225
PR0257B.001.0299 Printed on recycled paper.

                          Appendix to Prospectus of
Oppenheimer Quest Balanced Value Fund

      Graphic Material included in the Prospectus of Oppenheimer Quest Balanced Value Fund: (the "Fund") "Annual Total Returns (Class A) (% as of 12/31 each year)":

      A bar chart will be included in the Prospectus of the Fund depicting the annual total returns of a hypothetical investment in Class A shares of the Fund for each of the most recent full calendar years, since the Fund's inception, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

Calendar                                  Annual
Year                                      Total
Ended                                     Returns
12/31/92                                  8.53%
12/31/93                                  11.77%
12/31/94                                    1.13%
12/31/95                                  28.41%
12/31/96                                  17.95%
12/31/97                                  31.01%
12/31/98                                  28.18%





--------
1 No commission will be paid on sales of Class A shares purchased with the redemption proceeds of shares of another mutual fund offered as an investment option in a retirement plan in which Oppenheimer funds are also offered as investment options under a special arrangement with the Distributor, if the purchase occurs more than 30 days after the Oppenheimer funds are added as an investment option under that plan.

                      OPPENHEIMER QUEST FOR VALUE FUNDS

               Two World Trade Center, New York, New York 10048
                                1-800-525-7048

                                    PART B

                     STATEMENT OF ADDITIONAL INFORMATION
                               _________, 1999

                     ___________________________________

      This Statement of Additional Information of Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Quest Balanced Value Fund, consists of this cover page and the following documents:

1. Statement of Additional Information of Oppenheimer Quest Balanced Value Fund dated February 19,1999, revised as of May 1, 1999.

2. Prospectus of Oppenheimer Quest Capital Value Fund, Inc. dated February 26, 1999.

3. Statement of Additional Information of Oppenheimer Quest Capital Value Fund, Inc. dated February 26, 1999, revised as of May 1,1999.

4.    Annual Report of Oppenheimer Quest Balanced Value Fund as of October
      31, 1998.

5. Annual Report of Oppenheimer Quest Capital Value Fund, Inc. as of October 31, 1998.

6. Semi-Annual Report of Oppenheimer Quest Balanced Value Fund as of April 30, 1999.

7. Semi-Annual Report of Oppenheimer Quest Capital Value Fund, Inc. as of April 30, 1999.

8.    Pro Forma Financial Statements for the 12-month period ended April 30,
1999.

      This Statement of Additional Information is not a Prospectus. This Statement of Additional Information should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to OppenheimerFunds Services ("OFS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OFS at the toll-free number shown above.


MERGE\257ptb.cov




61

------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value Fund
------------------------------------------------------------------------------

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048

Statement of Additional  Information  dated February 19, 1999,  Revised May 1,
1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 19, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional Information About the Fund's Investment Policies and Risks.. 2
    The Fund's Investment Policies..................................... 2
    Other Investment Techniques and Strategies......................... 9
    Investment Restrictions............................................ 24
How the Fund is Managed ............................................... 26
    Organization and History........................................... 26
    Trustees and Officers.............................................. 28
    The Manager........................................................ 32
Brokerage Policies of the Fund......................................... 35
Distribution and Service Plans......................................... 37
Performance of the Fund................................................ 41

About Your Account
How To Buy Shares...................................................... 45
How To Sell Shares..................................................... 53
How To Exchange Shares................................................. 57
Dividends, Capital Gains and Taxes..................................... 59
Additional Information About the Fund.................................. 61

Financial Information About the Fund
Report of Independent Accountants...................................... 62
Financial Statements................................................... 63

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1
------------------------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objectives, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund might use to try to achieve its objectives.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

      |X| Investments in Equity Securities. The Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore the Fund can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund may increase the relative emphasis of its equity investments in securities of one or more capitalization ranges, based upon the Sub-Advisor's judgment of where the best market opportunities are to seek the Fund's objectives. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.

            |_| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. While there are a variety of measures that can be used to identify these securities, the portfolio manager looks primarily at the issuer's price/earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities.

            |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which can also have a negative impact on prices when interest rates decline. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

            |_| Rights and Warrants. The Fund can invest up to 5% of its total assets in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) may cause them in some cases to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged  for a fixed  number  of  shares  of  common  stock  of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Investments in Debt Securities. The Fund invests in a variety of domestic and foreign debt securities, including corporate bonds, debentures and other debt securities, and foreign and U.S. government securities including mortgage-related securities, to seek investment income as part of its investment objectives. It might invest in them also to seek capital growth or for liquidity or defensive purposes. Although the Fund will invest at least 25% of its total assets in fixed-income senior securities, the Fund currently emphasizes investments in equity securities. Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

         |_| Credit Risk. Credit risk relates to the ability of the issuer of a debt security to meet interest and principal payment obligations as they become due. In making investments in debt securities, the Sub-Advisor may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's creditworthiness. The Fund's debt investments can include investment-grade bonds and non-investment grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Services or Duff & Phelps, Inc., or that have comparable ratings by another nationally recognized rating organization. If securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Sub-Advisor to be of comparable quality to bonds rated as investment grade by a rating organization. The debt securities rating definitions of the principal ratings organizations are included in Appendix A to this Statement of Additional Information.

         |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

         |_| Special Risks of Lower-Grade Securities. The Fund can invest up to 25% of its total assets in lower-grade debt securities. Because lowergrade securities tend to offer higher yields than investment-grade securities, the Fund may invest in lowergrade securities if the Sub-Advisor is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities may be a reason they are selected for the Fund's portfolio.

      "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Sub-Advisor to be of comparable quality to debt securities rated below investment grade, they are included in determining the maximum amount of the Fund's assets that can be invested in lower-grade securities under the 25% limitation. The Fund can invest in securities rated as low as "Caa" by Moody's or "CCC" by Standard and Poor's, although currently it does not intend to invest in securities in those ratings categories.

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on these investments may reduce some of the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

        |_| Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

      Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. The Fund can buy mortgage-related securities that have interest rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

      In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

      Prepayment  risks can lead to substantial  fluctuations  in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

      During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in response to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the Fund's effective duration, and therefore its sensitivity to interest rate changes, would increase.

      As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

            |_| Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1) pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)      unsecuritized   mortgage   loans   insured  by  the   Federal   Housing
         Administration or guaranteed by the Department of Veterans' Affairs,
(3) unsecuritized conventional mortgages, (4) other mortgage-related securities, or (5) any combination of these.

      Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

      |X| U.S. Government Securities. These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such instrumentality is minimal.

            |_| U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. They also can include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, and zero-coupon U.S. Treasury securities.

            |_| Obligations Issued or Guaranteed by U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs").

            |_| U.S. Government Mortgage-Related Securities. The Fund can invest in a variety of mortgage-related securities that are issued by U.S. government agencies or instrumentalities, some of which are described below.

            |_| Zero-Coupon U.S. Government Securities. The Fund may buy zero-coupon U.S. government securities. These will typically be U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves, or certificates representing interests in those stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value at maturity. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. The discount typically decreases as the maturity date approaches.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities that pay interest. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

            |_|  U.S.   Government   Securities.   These  include  obligations
issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

            |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Trustees of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

            |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, and may be in excess of 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times, and at times may not use them.

      |X| Foreign Securities. The Fund may purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalitites may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

            |_| Risks of Foreign  Investing.  Investments in foreign  securities
may  offer  special   opportunities  for  investing  but  also  present  special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
         U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities   in  some  countries  of   expropriation,   confiscatory
         taxation,  political,   financial  or  social  instability  or  adverse
         diplomatic developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
         economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Sub-Advisor will consider these factors when evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's goals of growth of capital and investment income.

         |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:
      o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values. o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian bank has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at settlement of the trade.

      The Fund can engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment. The Fund will not enter into when-issued commitments if more than 15% of the Fund's net assets would be committed under these transactions.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Trustees from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      |X|  Participation   Interests.  The  Fund  can  invest  in  participation
interests, subject to the Fund's limitation on investments in illiquid investments. A participation interest is an undivided interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The issuing financial institution may have no obligation to the Fund other than to pay the Fund the proportionate amount of the principal and interest payments it receives.

      Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrower may have difficulty making payments. If a borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income. The value of that participation interest might also decline, which could affect the net asset value of the Fund's shares. If the issuing financial institution fails to perform its obligations under the participation agreement, the Fund might incur costs and delays in realizing payment and suffer a loss of principal and/or interest.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Trustees. It may do so to try to provide income or to raise cash for liquidity purposes. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X|  Hedging.  Although  the Fund can use hedging  instruments,  it is not obligated to use them in seeking its objectives. It does not currently contemplate using them to any significant degree. To attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, the Fund could:
      |_|    sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures. Covered calls could also be used to increase the Fund's income, but the Sub-Advisor does not expect to engage extensively in that practice.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the Fund could:
      |_| buy futures, or
      |_| buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objectives and are permissible under applicable regulations governing the Fund.

            |_| Futures. The Fund can buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as "stock index futures"), (2) foreign currencies (these are referred to as "forward contracts"), and (3) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. These indices may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.
      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

            |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on broadly-based indices, securities, foreign currencies and stock index futures.

                  |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. For options on securities, that means the Fund must own the security subject to the call while the call is outstanding. For stock index options, that means the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. The Trustees have adopted an operating policy that the Fund may not write covered call options (or write put options) with respect to more than 5% of the value of the Fund's total assets.

      When the Fund writes a call on a security, it receives cash (a premium). For calls on securities, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Funds writes a call on an index, it receives cash (a premium). If the buyer of a call on a stock index exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      Settlement of puts and calls on broadly-based stock indices is in cash. Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            |_| Writing Put Options. The Fund can sell put options on stock indices, foreign currencies or stock index futures. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment of the exercise price during the option period. If the Fund writes a put, the put must be covered by liquid assets identified on the Fund's books in an amount at least equal to the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

      The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the fund might incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can buy calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. Buying a call on a security or future gives the Fund the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      In the case of a purchase of a call on a stock index, if the Fund exercises the call during the call period, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to buy the underlying security (in the case of puts on securities or futures) or in the case of puts on stock indices, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      Buying a put on a security or future enables the Fund to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put on a stock index, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency might a substantial decline against the U.S. dollar, it could into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its Custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases, the Sub-Advisor might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor or Sub-Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

      |_| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objectives are fundamental policies. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

            G The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus and this Statement of Additional Information from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

            G The Fund cannot invest in real estate or real estate limited partnerships (direct participation programs). However, the Fund may purchase securities of issuers that engage in real estate operations and securities that are secured by real estate or interests in real estate.

            G The Fund cannot underwrite securities of other companies. A permitted exception is in case it might be deemed to be an underwriter under the Securities Act of 1933 in disposing of a security held its own portfolio.

            G The Fund cannot invest in securities of any issuer if, to the knowledge of the Trust, any officer or trustee of the Trust or any officer or director of the Manager or Sub-Advisor owns more than 1/2 of 1% of the outstanding securities of that issuer, and who together own more 5% of the outstanding securities of that issuer;

            G The Fund cannot pledge its assets or assign or otherwise encumber its assets in amounts in excess of 10% of its net assets (taken at market value at the time of pledging). The Fund can pledge, assign or encumber its assets only to secure borrowings made within the limitations set forth in the Prospectus or this Statement of Additional Information.

            G The Fund cannot invest for the purpose of exercising control or management of another company.

            G The Fund cannot issue senior securities as defined in the Investment Company Act of 1940. However, the Fund may enter into any repurchase agreement; borrow money in accordance with restrictions described above, and lend portfolio securities.

            G The Fund cannot make loans to any person or individual. However, portfolio securities may be loaned by the Fund within the limitations set forth in the Prospectus or this Statement of Additional Information.

            G The Fund cannot invest more than 5% of the value of its total assets in the securities of any one issuer. This restriction applies to 75% of its total assets.

            G The Fund cannot purchase more than 10% of the voting securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities). This restriction applies to 75% of the Fund's total assets.

            ? The Fund cannot concentrate its investments in any particular industry. However, if it is deemed appropriate to help the Fund attain its investment objective, the Fund may invest up to but less than 25% of its total assets (valued at the time of investment) in any one industry classification used by the Fund for investment purposes. For this purpose, a foreign government is considered to be an industry.

            G The Fund cannot borrow money in excess of 33-1/3% of the value of the Fund's total assets. The Fund may borrow only from banks and only as a temporary measure for extraordinary or emergency purposes. The Fund will make no additional investments while borrowings exceed 5% of the Fund's total assets. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

            |_| The Fund cannot make short sales or purchase securities on margin. However, the Fund can mark short-term borrowings when necessary for the clearance of purchases of portfolio securities. Collateral arrangements in connection with futures and options transactions are not deemed to be margin transactions under this restriction.

            |_| The Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases.

       Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      For  purposes  of the  Fund's  policy  not to  concentrate  its  assets as described in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the corporate industry classifications set forth in Appendix B to this Statement of Additional Information. The percentage restrictions described above and in the Prospectus apply only at the time of investment and require no action by the Fund as a result of subsequent changes in relative values.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company. The Fund is one of three series of Oppenheimer Quest For Value Funds, an open-end management investment company organized as a Massachusetts business trust in April 1987 (and which is referred to as the "Trust").

      The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      |X| Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Trust into two or more series and each series into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Trustees are authorized to create new series of the Trust and new classes of shares of the Fund. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Massachusetts law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Trustee or to take certain other action described in the Declaration of Trust.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Trustees call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Trustee), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Trustees and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

      |X| Shareholder and Trustee Liability. The Trust's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. The contracts further state that the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Trustees are also trustees, directors or managing general partners of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series fund having the following series:
Oppenheimer Quest Small Cap Value Fund,
    Oppenheimer Quest Balanced Value Fund and
    Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series fund having one series: Limited-Term New York Municipal
    Fund,
Bond Fund Series, a series fund having one series: Oppenheimer Convertible Securities Fund,
Rochester Fund Municipals, and
Oppenheimer MidCap Fund

    Ms. Macaskill and Messrs. Bishop, Doll, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of February 1, 1999, the Trustees and the officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr.
Donohue are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Trustees and President, Age: 50 Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company), formerly (until October 1998) a director of NASDAQ Stock Market, Inc.

Paul Y. Clinton, Trustee, Age: 68
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee or Director of Capital Cash Management Trust, Narrangansett Tax-Free Fund, OCC Accumulation Trust, OCC Cash Reserves, investment companies; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation.

Thomas W. Courtney, Trustee, Age 65
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc., a venture capital firm; Director or Trustee of OCC Cash Reserves, Inc., OCC Accumulation Trust, Cash Assets Trust, Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, investment companies; Director of several privately owned corporations; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc., an investment advisory firm; former Director of Financial Analysts Federation.

Robert G. Galli, Trustee, Age: 65
19750 Beach Road, Jupiter, Florida 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 to December 1997); Vice President (June 1990 to March 1994) and General Counsel of Oppenheimer Acquisition Corp.; Executive Vice President (December 1977 to October 1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director (July 1978 to October 1993) and General Counsel of the Distributor, OppenheimerFunds Distributor, Inc.; Executive Vice President and a director (April 1986 to October 1995) of HarbourView Asset Management Corp.; Vice President and a director (October 1988 to October 1993) of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager; and an officer of other Oppenheimer funds.

Lacy B. Herrmann, Trustee, Age: 69
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or Sub-Advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust, and a former officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and advisor to Capital Cash Management Trust; Chairman, President and a Director of InCap Management Corporation, a fund Sub-Advisor and administrator; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Trustee, Age: 84
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, open-end investment companies.

Robert C. Doll, Jr., Vice President, Age: 44
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and Director (since January 1993) and Director of Investments (since January 1999) of the Manager; Vice President and a Director of Oppenheimer Acquisition Corp. (since September 1995); Executive Vice President of HarbourView Asset Management Corp. (since January 1993); an officer and portfolio manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary, Age: 48
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary, Age: 50
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Trustees. The officers of the Fund and one Trustee, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1998. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund and two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment advisor. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1998.

--------------------------------------------------------------------------------

                               Total Compensation

                                       Quest/Rochester    From all Oppenheimer
                   Aggregate           Retirement          Funds
                   Compensation        Benefits Accrued    (11 Funds)2 and Two
Trustee's Name     From the Fund 1     as Part of Fund     Other Funds3
                                       Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Paul Y. Clinton    $5,446              $762                $135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. Courtney $5,240              $556                $135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Galli    $2,043 4            None                $113,383.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lacy B. Herrmann   $5,473              $856                $135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George Loft        $5,582              $898                $135,100
--------------------------------------------------------------------------------

1. Aggregate compensation includes fees and any retirement plan benefits accrued for a Trustee.
2. For the 1998 calendar year. Includes compensation for a portion of the year paid by Oppenheimer Quest Officers Value Fund, which was reorganized into another fund in June 1998. Each series of an investment company is considered a separate "fund" for this purpose. For Mr. Galli, compensation is for the period from 6/2/98 to 12/31/98.
3. Includes compensation paid by two funds for which the Sub-Advisor acts as investment advisor. Those funds are not Oppenheimer funds and are not affiliated with the Oppenheimer funds, the Manager or the Distributor. The amount of aggregate compensation paid to certain Fund Trustees by those two other funds was as follows: Mr. Clinton: $63,400; Mr. Courtney: $63,400; Mr.
   Hermann: $63,400; and Mr. Loft: $63,400.
4. For Mr. Galli, the aggregate compensation from the fund is for the period from 6/2/98 to 10/31/98. His total compensation for the 1998 calendar year also includes compensation from 20 other Oppenheimer funds for which he serves as a trustee or director.

      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as Trustee for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

    |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

    Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

    |X| Major Shareholders. As of February 1, 1999, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were :

    Charles Schwab & Co. Inc., 101 Montgomery Street, San Francisco, California 94104-4122, which owned 1,895,131.827 Class A shares (representing 11.56% of the Class A shares then outstanding), for the benefit of its customers.

    Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Dr. E, Floor 3, Jacksonville, Florida, 32246, which owned 618,606.248 Class B shares (representing 6.29% of the Class B shares then outstanding) and 301,715.663 Class C shares (representing 7.69% of the Class C shares then outstanding), in each case for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund's parent Trust. The Manager handles the Fund's day-to-day business, and the agreement permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, described below, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The portfolio manager of the Fund is employed by the Sub-Advisor and is the person who is principally responsible for the day-to-day management of the Fund's portfolio, as described below.

    The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. Expenses for the Trust's three series are allocated to the series in proportion to their net assets, unless allocations of expenses can be made directly to a series. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

--------------------------------------------------------------------------------
                             Fees Paid to Manager to
                           Management Fees Paid to      Calculate Fund's Net
Fiscal Year ended 10/31:    OppenheimerFunds, Inc.          Asset Values2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         19961                    $ 448,353                    $51,630
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1997                    $ 726,006                    $54,547
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1998                     $ 1,306,652               $55,000
--------------------------------------------------------------------------------

1. For the 11 month fiscal period commencing November 22, 1995, when the Manager became the Fund's investment advisor. For the period from November 1, 1995 to November 22, 1995, the Fund paid an advisory fee of $24,482 and accounting services fees of $2,291 to the Sub-Advisor, which was then the Fund's investment advisor.
2. During the fiscal years noted, the Fund paid the Manager a fee for accounting services, consisting of a base fee of $55,000 per year plus out-of-pocket expenses. The Manager has voluntarily agreed to eliminate its fee for providing those services for fiscal years commencing on or after November 1, 1998.

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.

The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor. From the Fund's inception on April 30, 1980, until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment advisor to other investment companies and for individual investors.

      On November 4, 1997, PIMCO Advisors L.P., a registered investment advisor with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.

      PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in the former Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

      The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      |X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio manager of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount.

      The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that the Manager or the Sub-Advisor thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

    The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

    The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers who pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Board of the Trust and in compliance with applicable law.

Brokerage Practices. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.
    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.

--------------------------------------------------------------------------------
                                Total $ Amount of
               Total                                   Transactions for Which
               Brokerage    Brokerage Commissions      Brokerage Commissions
Fiscal Year    Commissions  Paid to OpCo:              Were Paid to OpCo:
Ended 10/31    Paid1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Dollar       % of Total    Dollar       % of Total
                            Amount                     Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1996      $100,216     $46,979      46.8%         $36,417,627  27.4%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1997      $228,321     $60,348      26.4%         $45,414,493  25.1%
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     1998      $587,9382
--------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 10/31/98, the amount of transactions directed to brokers for research services was $45,780,250 and the amount of the commissions paid to broker-dealers for those services was $57,450.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Trust, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------


           Aggregate    Class A       Commissions    Commissions  Commissions
Fiscal     Front-End    Front-End     on Class A     on Class B   on Class C
Year       Sales        Sales         Shares         Shares       Shares
Ended      Charges on   Charges       Advanced by    Advanced by  Advanced by
10/31:     Class A      Retained by   Distributor1   Distributor1 Distributor1
           Shares       Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   19962     $121,912     $ 53,994       $11,218       $184,452      $ 9,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1997      $201,700     $ 53,948       $ 5,195       $356,283     $ 37,161
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998      $573,438     $ 164,302      $53,578       $912,720     $103,768
--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2. For the period from 11/22/95 to 10/31/96.

Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees1, cast in person at a meeting called for the purpose of voting on that plan, and by shareholders of a majority of each class of shares of the Fund.

    Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

    Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

    Each plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

    Under the plans for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

    |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permit compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.

    |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

    The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    Under the Class A plan, the Distributor pays a portion of the asset-based sales charge to brokers, dealers and financial institutions and retains the balance. The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

    The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

    For the fiscal year ended October 31, 1998 payments under the Class A Plan totaled $412,380 (including $10,711 paid to an affiliate of the Distributor's parent company). The Distributor retained $101,914 of the total amount paid.

    For the fiscal year ended October 31, 1998, payments under the Class B plan totaled $390,691 (including $2,205 paid to an affiliate of the Distributor's parent). The Distributor retained $330,196 of the total amount.

    For the fiscal year ended October 31, 1998, payments under the Class C plan totaled $115,593 (including $1,120 paid to an affiliate of the Distributor's parent). The Distributor retained $79,184 of the total amount.

    The Distributor's actual expenses in selling shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. As of October 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $824,842 (equal to 1.36% of the Fund's net assets represented by Class B shares on that date) and unreimbursed expenses under the Class C plan of $172,161 (equal to 0.82% of the Fund's net assets represented by Class C shares on that date). If a plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

    All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                          (      )  1/n
                          (ERV   )
                          ( -----)
                          ( P    ) -1 = Average Annual Total Return

------------------------------------------------------------------------------

            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                               ERV-P
                               -----
                                 P   = Total Return
------------------------------------------------------------------------------
            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

            The Fund's Total Returns for the Periods Ended 10/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
Class of  Returns (10
Shares    years or Life of
          Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year              (or              (or
                                               life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   183.20%  200.47%  20.55%   27.91%   18.37%   19.78%  16.03%1  17.02%1

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B   140.21%  141.21%  20.08%   27.08%   18.86%   19.06%   18.49%2 18.58%2
--------------------------------------------------------------------------------
Class C   140.31%  140.31%  26.12%   27.12%   18.97%   18.97%   18.49%3 18.49%3
--------------------------------------------------------------------------------

1. Inception of Class A:      11/1/91
2. Inception of Class B:      9/1/93
3. Inception of Class C:      9/1/93

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks the Fund's performance against all other balanced funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

------------------------------------------------------------------------------
ABOUT YOUR ACCOUNT
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
          |_| Class A and Class B shares you purchase for your individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.
      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds are  those  mutual
funds  for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California
                                        Municipal Fund
Oppenheimer California Municipal Fund   Oppenheimer  Main Street Growth & Income
                                        Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Equity Income Fund Oppenheimer Quest Capital Value Fund,Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,
                                        Inc.
Oppenheimer Global Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc. Fund Oppenheimer Growth Fund Oppenheimer Real Asset Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund Oppenheimer World Bond Fund Oppenheimer International Growth Fund Limited-Term New York Municipal Fund Oppenheimer International Small Rochester Fund Municipals Company Fund Oppenheimer Large Cap Growth Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|   Securities   Valuation.   The  Fund's   Board  of   Trustees   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

|_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
               Board of Trustees, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money  market debt  instruments  that had a maturity of 397 days or less when  issued and which  have a  remaining  maturity  of 60 days or less.
      |_|  The  following   securities  are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
      |_| Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
      |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C below).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.
      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
      |_| Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one Class must specify whether they intend to exchange Class A, Class B or Class C shares.

       |X| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Fund pays the Transfer Agent a fixed annual maintenance fee for each shareholder account and reimburses the Transfer Agent for its out-of-pocket expenses. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

      |X| Shareholder Servicing Agent for Certain Shareholders. Unified Management Corporation (1-800-346-4601) is the shareholder servicing agent for shareholders of the Fund who were former shareholders of the AMA Family of Funds and clients of AMA Investment Advisors, Inc. (which had been the investment advisor of AMA Family of Funds). It is also the servicing agent for Fund shareholders who are: (i) former shareholders of the Unified Funds and Liquid
Green Trusts, (ii) accounts that participated or participate in a retirement plan for which Unified Investment Advisors, Inc. or an affiliate acts as custodian or trustee,
(iii) accounts that have a Money Manager brokerage account, and (iv) other accounts for which Unified Management Corporation is the dealer of record.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as accountants for certain other funds advised by the Manager and its affiliates.

  Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund (formerly Oppenheimer Quest Growth & Income Value Fund, and one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998

--------------------------------------------------------------------------------
Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--60.3%
--------------------------------------------------------------------------------
Basic Materials--10.0%
--------------------------------------------------------------------------------
Chemicals--10.0%
Dow Chemical Co.                                          70,000     $ 6,553,750
--------------------------------------------------------------------------------
Monsanto Co.                                             250,000      10,156,250
--------------------------------------------------------------------------------
Morton International, Inc.                               200,000       4,975,000
                                                                     -----------
                                                                      21,685,000

--------------------------------------------------------------------------------
Consumer Cyclicals--5.2%
--------------------------------------------------------------------------------
Leisure & Entertainment--5.2%
AMR Corp./(1)/                                           110,000       7,370,000
--------------------------------------------------------------------------------
McDonald's Corp.                                          60,000       4,012,500
                                                                     -----------
                                                                      11,382,500

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.0%
--------------------------------------------------------------------------------
Healthcare/Drugs--1.8%
American Home Products Corp.                              80,000       3,900,000
--------------------------------------------------------------------------------
Tobacco--4.2%
Philip Morris Cos., Inc.                                 180,000       9,202,500
--------------------------------------------------------------------------------
Financial--8.7%
--------------------------------------------------------------------------------
Banks--6.9%
Chase Manhattan Corp. (New)                              100,000       5,681,250
--------------------------------------------------------------------------------
Citigroup, Inc.                                          200,000       9,412,500
                                                                     -----------
                                                                      15,093,750

--------------------------------------------------------------------------------
Insurance--1.8%
AFLAC, Inc.                                              100,000       3,812,500
--------------------------------------------------------------------------------
Industrial--2.3%
--------------------------------------------------------------------------------
Electrical Equipment--0.8%
Rockwell International Corp.                              40,000       1,642,500
--------------------------------------------------------------------------------
Transportation--1.5%
Canadian Pacific Ltd. (New)                              140,000       3,167,500


                    13 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Technology--24.3%
--------------------------------------------------------------------------------
Aerospace/Defense--3.0%
Boeing Co.                                               175,000     $ 6,562,500
--------------------------------------------------------------------------------
Computer Hardware--5.6%
Adaptec, Inc./(1)/                                       755,000      12,221,563
--------------------------------------------------------------------------------
Computer Software/Services--5.4%
Computer Associates International, Inc.                  300,000      11,812,500
--------------------------------------------------------------------------------
Electronics--4.6%
Motorola, Inc.                                           190,000       9,880,000
--------------------------------------------------------------------------------
Telecommunications/Technology--5.7%
General Instrument Corp./(1)/                            300,000       7,706,250
--------------------------------------------------------------------------------
General Semiconductor, Inc./(1)/                         592,300       4,701,381
                                                                     -----------
                                                                      12,407,631

--------------------------------------------------------------------------------
Utilities--3.8%
--------------------------------------------------------------------------------
Telephone Utilities--3.8%
US West, Inc.                                            145,000       8,319,375
                                                                     -----------
Total Common Stocks (Cost $115,460,577)                              131,089,819

================================================================================
Preferred Stocks--2.8%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
each representing 0.05 Shares of Step-Up Cv. Preferred
Stock (Cost $6,467,399)                                  406,400       6,045,200

                                                         Face
                                                         Amount
================================================================================
Non-Convertible Corporate Bonds and Notes--17.5%
--------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08    $2,000,000   1,975,000
--------------------------------------------------------------------------------
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub.
  Nts., 7/15/07                                           4,000,000   3,260,000
--------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08          6,000,000   5,280,000
--------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                 8,000,000   7,657,872
--------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A,
  8/1/05                                                  2,750,000   2,701,875
--------------------------------------------------------------------------------
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08            6,000,000   5,190,000
--------------------------------------------------------------------------------
Playtex Family Products Corp., 9% Sr. Sub. Nts.,
  12/15/03                                                5,500,000   5,651,250
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05              2,750,000   2,816,833
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts.,
  12/1/03                                                 2,500,000   2,631,260
--------------------------------------------------------------------------------
Triton Energy Ltd., 8.75% Sr. Nts., 4/15/02               1,000,000     890,000
                                                                    -----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $40,013,193)                                                   38,054,090


                    14 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Face         Market Value
                                                      Amount       See Note 1
===============================================================================
Convertible Corporate Bonds and Notes--5.0%
-------------------------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04           $10,000,000   $ 7,737,500
-------------------------------------------------------------------------------
Hyperion Solutions Corp., 4.50% Cv. Unsec.
  Debs., 3/15/05                                       4,000,000     3,225,000
                                                                   -----------
Total Convertible Corporate Bonds and Notes
(Cost $11,619,446)                                                  10,962,500

===============================================================================
Short-Term Notes--22.3%/(2)/
-------------------------------------------------------------------------------
Associates Corp. of North America, 5%, 12/8/98         8,319,000     8,276,250
-------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 5,075,000     5,074,239
-------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.135%, 11/10/98      2,055,000     2,052,362
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                1,440,000     1,433,940
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.09%, 11/19/98               3,300,000     3,291,601
-------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 11/23/98       5,000,000     4,984,447
-------------------------------------------------------------------------------
Household Finance Corp., 5.09%, 11/19/98               7,000,000     6,982,185
-------------------------------------------------------------------------------
IBM Credit Corp., 5.20%, 11/2/98                       7,357,000     7,355,937
-------------------------------------------------------------------------------
Norwest Financial, Inc., 5.11%, 12/1/98                9,163,000     9,123,981
                                                                   -----------
Total Short-Term Notes (Cost $48,574,942)                           48,574,942

-------------------------------------------------------------------------------
Total Investments, at Value (Cost $222,135,557)            107.9%   234,726,551
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (7.9)   (17,188,404)
                                                       ---------   ------------

Net Assets                                                 100.0%  $217,538,147
                                                       =========   ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    15 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $222,135,557)--see
  accompanying statement                                            $234,726,551
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                     3,448,426
Interest and dividends                                                 1,244,790
Investments sold                                                         243,699
Other                                                                      1,095
                                                                    ------------
Total assets                                                         239,664,561

================================================================================
Liabilities
Bank overdraft                                                           162,524
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 21,712,791
Shares of beneficial interest redeemed                                   140,744
Distribution and service plan fees                                        40,294
Transfer and shareholder servicing agent fees                             19,012
Trustees' fees                                                             3,100
Other                                                                     47,949
                                                                    ------------
Total liabilities                                                     22,126,414

================================================================================
Net Assets                                                          $217,538,147
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                          $    140,713
--------------------------------------------------------------------------------
Additional paid-in capital                                           172,639,740
--------------------------------------------------------------------------------
Undistributed net investment income                                    1,351,480
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              30,815,220
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    12,590,994
                                                                    ------------
Net assets                                                          $217,538,147
                                                                    ============


                    16 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$135,821,125 and 8,765,091 shares of beneficial interest outstanding)     $15.50

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $16.45

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,807,273 and 3,948,199 shares of beneficial interest
outstanding)                                                              $15.40

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,909,749 and 1,357,998 shares of beneficial interest
outstanding)                                                              $15.40

See accompanying Notes to Financial Statements.


                    17 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                             $ 3,899,951
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $16,081)                1,710,967
                                                                     -----------
Total income                                                           5,610,918

================================================================================
Expenses
Management fees--Note 4                                                1,306,652
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  412,380
Class B                                                                  390,691
Class C                                                                  115,593
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    174,006
--------------------------------------------------------------------------------
Shareholder reports                                                       97,421
--------------------------------------------------------------------------------
Registration and filing fees                                              64,821
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                           55,000
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               23,784
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               13,272
--------------------------------------------------------------------------------
Custodian fees and expenses                                               12,738
--------------------------------------------------------------------------------
Other                                                                     21,144
                                                                     -----------
Total expenses                                                         2,687,502

================================================================================
Net Investment Income                                                  2,923,416

================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      30,835,570

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
  on investments                                                       3,887,092
                                                                     -----------
Net realized and unrealized gain                                      34,722,662

================================================================================
Net Increase in Net Assets Resulting from Operations                 $37,646,078
                                                                     ===========

See accompanying Notes to Financial Statements.


                    18 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                       Year Ended October 31,
                                                       1998          1997
==================================================================================
Operations

Net investment income                                  $  2,923,416  $  1,293,749
----------------------------------------------------------------------------------
Net realized gain                                        30,835,570    14,740,001
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     3,887,092     2,797,779
                                                       ------------  ------------
Net increase in net assets resulting from operations     37,646,078    18,831,529

==================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                  (1,415,504)     (922,387)
Class B                                                    (321,556)     (181,875)
Class C                                                     (96,706)      (47,948)
----------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                 (10,300,115)   (4,518,417)
Class B                                                  (3,423,832)   (1,310,410)
Class C                                                    (921,807)     (319,471)

==================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                  42,617,372    22,268,436
Class B                                                  29,355,474     9,713,355
Class C                                                  12,351,024     3,228,726

==================================================================================
Net Assets
Total increase                                          105,490,428    46,741,538
----------------------------------------------------------------------------------
Beginning of period                                     112,047,719    65,306,181
                                                       ------------  ------------
End of period (including undistributed net investment
income of $1,351,480 and $261,830, respectively)       $217,538,147  $112,047,719
                                                       ============  ============

See accompanying Notes to Financial Statements.


                    19 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                             Class A
                                             ---------------------------------------------------
                                             Year Ended October 31,

                                           1998       1997       1996/(1)/   1995        1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $  13.99   $  12.48   $ 10.92     $ 10.09     $ 11.24
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .26        .20       .23         .27/(2)/    .32/(2)/
Net realized and unrealized gain               3.24       2.65      2.05        1.27         .55
                                           --------   --------   -------     -------     -------
Total income from investment operations        3.50       2.85      2.28        1.54         .87
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income           (.20)      (.19)     (.22)       (.29)       (.32)
Distributions from net realized gain          (1.79)     (1.15)     (.50)       (.42)      (1.70)
                                           --------   --------   -------     -------     -------
Total dividends and distributions
to shareholders                               (1.99)     (1.34)     (.72)       (.71)      (2.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $  15.50   $  13.99   $ 12.48     $ 10.92     $ 10.09
                                           ========   ========   =======     =======     =======

================================================================================================
Total Return, at Net Asset Value/(3)/         27.91%     25.18%    21.84%      16.35%       8.64%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                             $135,821   $ 79,751   $49,322     $37,082     $30,576
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $103,244   $ 61,618   $43,428     $33,397     $29,112
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          2.07%      1.68%    2.03%        2.60%/(4)/  3.16%/(4)/
Expenses                                       1.55%      1.58%    1.90%/(5)/   1.99%/(4)/  1.86%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                  165.3%      89.2%   124.2%       130.0%      113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    20 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Class B
----------- -----------------------------------------------------
            Year Ended October 31,

1994       1998      1997      1996/(1)/   1995       1994
=============================================================

$ 11.24    $ 13.92   $ 12.42   $ 10.88     $ 10.07    $ 11.23
-------------------------------------------------------------

    .32/(2)/   .19       .15       .17         .19/(2)/   .25/(2)/
    .55       3.20      2.62      2.03        1.28        .56
-------    -------   -------   -------     -------    -------
    .87       3.39      2.77      2.20        1.47        .81
=============================================================

   (.32)      (.12)     (.12)     (.16)       (.24)      (.27)
  (1.70)     (1.79)    (1.15)     (.50)       (.42)     (1.70)
-------    -------   -------   -------     -------    -------

  (2.02)     (1.91)    (1.27)     (.66)       (.66)     (1.97)
-------------------------------------------------------------
$ 10.09    $ 15.40   $ 13.92   $ 12.42     $ 10.88    $ 10.07
=======    =======   =======   =======     =======    =======

=============================================================
   8.64%     27.08%    24.55%    21.07%      15.65%      7.96%

=============================================================


$30,576    $60,807   $25,609   $13,175      $7,623     $2,928
-------------------------------------------------------------
$29,112    $39,165   $19,230   $10,097      $4,856     $1,586
-------------------------------------------------------------

   3.16%/(4)/ 1.53%     1.09%     1.40%       1.71%/(4)/ 2.53%/(4)/
   1.86%/(4)/ 2.15%     2.17%     2.53%       2.59%/(4)/ 2.47%/(4)/
-------------------------------------------------------------
  113.0%     165.3%     89.2%    124.2%      130.0%     113.0%

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    21 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                           Class C
                                           -----------------------------------------------------
                                           Year Ended October 31,

                                           1998      1997      1996/(1)/   1995       1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $13.92    $12.43    $10.89      $10.07     $11.23
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         .18       .15       .17         .15/(2)/   .24/(2)/
Net realized and unrealized gain             3.21      2.62      2.02        1.30        .56
                                           ------    ------    ------      ------     ------
Total income from investment operations      3.39      2.77      2.19        1.45        .80
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income         (.12)     (.13)     (.15)       (.21)      (.26)
Distributions from net realized gain        (1.79)    (1.15)     (.50)       (.42)     (1.70)
                                           ------    ------    ------      ------     ------
Total dividends and distributions
to shareholders                             (1.91)    (1.28)     (.65)       (.63)     (1.96)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.40    $13.92    $12.43      $10.89     $10.07
                                           ======    ======    ======      ======     ======

================================================================================================
Total Return, at Net Asset Value/(3)/       27.12%    24.51%    20.97%      15.38%      7.91%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $20,910    $6,687    $2,809      $1,828       $455
------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $11,598    $4,724    $2,200      $  968       $298
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.60%     1.09%     1.40%       1.39%/(4)/ 2.39%/(4)/
Expenses                                     2.15%     2.17%     2.53%       2.88%/(4)/ 2.62%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                165.3%     89.2%    124.2%      130.0%     113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    22 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund) (formerly Oppenheimer Quest Growth & Income Value Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund operated under the name Oppenheimer Quest Growth & Income Value Fund through May 17, 1998. The Fund's investment objective is to seek to achieve a combination of growth of capital and investment income with growth of capital as the primary objective. The Fund seeks its investment objective through investments in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    23 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended October 31, 1998, a provision of $3,072 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $3,072 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    24 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 1998   Year Ended October 31, 1997
                              ---------------------------   ---------------------------
                              Shares       Amount           Shares      Amount
---------------------------------------------------------------------------------------
Class A:
Sold                          4,356,057   $ 61,783,195    2,557,883   $ 33,165,870
Dividends and distributions
reinvested                      862,256     11,210,143      445,487      5,194,062
Redeemed                     (2,153,035)   (30,375,966)  (1,256,481)   (16,091,496)
                             ----------   ------------   ----------   ------------
Net increase                  3,065,278   $ 42,617,372    1,746,889   $ 22,268,436
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class B:
Sold                          2,418,672   $ 34,018,626      904,241   $ 11,537,097
Dividends and distributions
reinvested                      276,040      3,565,995      122,631      1,412,244
Redeemed                       (585,932)    (8,229,147)    (248,340)    (3,235,986)
                             ----------   ------------   ----------   ------------
Net increase                  2,108,780   $ 29,355,474      778,532   $  9,713,355
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class C:
Sold                            990,115   $ 14,015,246      320,442   $  4,096,151
Dividends and distributions
reinvested                       74,668        964,286       30,289        350,561
Redeemed                       (187,201)    (2,628,508)     (96,289)    (1,217,986)
                             ----------   ------------   ----------   ------------
Net increase                    877,582   $ 12,351,024      254,442   $  3,228,726
                             ==========   ============   ==========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $12,590,994 was composed of gross appreciation of $17,681,590, and gross depreciation of $5,090,596.


                    25 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.85% of average annual net assets for Class A, Class B and Class C shares.

            The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $432,096 to the Sub-Advisor.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $573,438, of which $164,302 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $53,578, $912,720 and $103,768, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $67,628 and $2,821, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $66,320 and $3,405, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $157,889. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $16.75 to $20.00 for each shareholder account.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $10,711 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $101,914 as compensation for Class A sales commissions and service fee advances, as well as financing costs.


                    26 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $2,205 and $1,120, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $330,096 and $79,184, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $824,842 for Class B and $172,161 for Class C.

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
7. Subsequent Event

Effective November 1, 1998, the Manager discontinued the accounting services fee to the Fund. The Manager will continue to act as accounting agent for the Fund.

                                  Appendix A

------------------------------------------------------------------------------
                              RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.


Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock
AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:
High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.
Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                     B-1
                                  Appendix B

------------------------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Non-durable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

                                     C-11
                                  Appendix C

        OppenheimerFunds Special Sales Charge Arrangements and Waivers

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.


------------------------------------------------------------------------------
          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered  representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares   purchased   by  the   reinvestment   of   dividends   or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares   purchased  by  the   reinvestment  of  loan  repayments  by  a
         participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.3 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.4
         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions  from accounts  other than  Retirement  Plans  following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.5 (5) To make distributions required under a Qualified Domestic Relations
                Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)             To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.
(7)             To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund
                (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.


------------------------------------------------------------------------------
IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:


Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                        Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
Number of Eligible     Initial Sales        Initial Sales
   Employees or       Charge as a % of    Charge as a % of   Commission as % of
      Members          Offering Price    Net Amount Invested   Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                 2.50%                2.56%               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At   least  10  but        2.00%                2.04%               1.60%
not more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders  who  were  shareholders  of the AMA  Family  of  Funds  on
         February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either
         Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


--------------------------------------------------------------------------------
  V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the  Class A shares  of a Fund and the other  Former  Connecticut  Mutual
Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.





------------------------------------------------------------------------------
 VI. Special Reduced Sales Charge for Former Shareholders of Advance America
                                 Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


------------------------------------------------------------------------------
   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                         Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.






AppC Sales Charges 5/99

------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value Fund
------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      OpCap Advisors
      One World Financial Center
      New York, New York 10281

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen
      Shalov & Wein
      114 West 47th Street
      New York, NY  10036




PX257.0599

6

------------------------------------------------------------------------------
Oppenheimer Quest Capital Value Fund, Inc.
------------------------------------------------------------------------------


Prospectus dated February 26, 1999

      Oppenheimer Quest Capital Value Fund, Inc. is a mutual fund that seeks capital appreciation as its goal. It invests mainly in equity securities believed to be undervalued in the marketplace.

      This Prospectus contains important information about the Fund's objective, its investment policies, strategies and risks. It also contains important information about how to buy and sell shares of the Fund and other account features. Please read this Prospectus carefully before you invest and keep it for future reference about your account.




                             (OppenheimerFunds logo)










As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Contents

            About the Fund
------------------------------------------------------------------------------

            The Fund's Objective and Investment Strategies

            Main Risks of Investing in the Fund

            The Fund's Past Performance

            Fees and Expenses of the Fund

            About the Fund's Investments

            How the Fund is Managed


            About Your Account
------------------------------------------------------------------------------

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Web Site
            Retirement Plans

            How to Sell Shares
            By Mail
            By Telephone

            How to Exchange Shares

            Shareholder Account Rules and Policies

            Dividends, Capital Gains and Taxes

            Financial Highlights


------------------------------------------------------------------------------

About the Fund
------------------------------------------------------------------------------

The Fund's Objective and Investment Strategies

------------------------------------------------------------------------------
What Is the Fund's Investment Objective? The Fund's objective is to seek capital appreciation.
------------------------------------------------------------------------------

What Does the Fund Invest In? The Fund invests mainly in equity securities, such as common stocks, preferred stocks, warrants and debt securities convertible into common stocks, of U.S. and foreign issuers that the portfolio manager believes are undervalued in the marketplace.

      The Fund can also buy corporate bonds, notes and other debt securities, such as U.S. government securities and money market instruments. While the Fund can invest up to 25% of its assets in debt securities below investment grade (commonly called "junk bonds"), currently it does not invest significant amounts of its assets in these securities. It can buy short-term debt securities primarily for liquidity and cash management purposes. The Fund can also use hedging instruments to try to manage investment risks. These investments are more fully explained in "About the Fund's Investments," below.

      |X| How Does the Portfolio Manager Decide What Securities to Buy or Sell? In selecting securities for purchase or sale by the Fund, the Fund's portfolio managers, who are employed by the Sub-Advisor, OpCap Advisors, use a "value" approach to investing. The portfolio managers search for securities of companies believed to be undervalued in the marketplace, in relation to factors such as a company's assets, earnings, growth potential and cash flows. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, in general the selection process includes the following techniques: |_| A "bottom up" analytical approach using fundamental research to evaluate particular issuers before considering industry trends, evaluating each issuer's characteristics, financial results and management.
|_| A search for securities of companies believed to be undervalued and having a high return on capital, strong management committed to shareholder value, and positive cash flows.
|_| Ongoing monitoring of issuers for fundamental changes in the company that might alter the portfolio manager's initial expectations about the security and might result in a decision to sell the security.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital growth in their investment over the long term. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing investments in equity securities. The Fund does not seek current income as part of its objective. Since the Fund's income level will fluctuate and will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

      All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors. They include changes in general stock and bond market movements (this is referred to as "market risk"), or the change in value of particular stocks or bonds because of an event affecting the issuer (in the case of bonds, this is known as "credit risk"). At times, the Fund may increase the relative emphasis of its equity investments in securities of companies having a particular market capitalization range. Therefore, it may be subject to the risks that economic or market changes can have a negative effect on the values of those issuers. Changes in interest rates can also affect stock and bond prices (this is known as "interest rate risk"). Foreign investing involves special risks.

      These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its price per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      The Fund's investment Manager, OppenheimerFunds, Inc., has engaged the Sub-Advisor, OpCap Advisors, to select securities for the Fund's portfolio. The Sub-Advisor tries to reduce risks by carefully researching securities before they are purchased and to reduce the Fund's exposure to market risks by diversifying its investments, that is, by not holding a substantial percentage of stock of any one company and by not investing too great a percentage of the Fund's assets in any one issuer. Also, the Fund does not concentrate 25% or more of its investments in any one industry.

      However, changes in the overall market prices of securities and the income they pay can occur at any time. The share price of the Fund will change daily based on changes in market prices of securities and market conditions, and in response to other economic events. There is no assurance that the Fund will achieve its investment objective.

      |X| Risks of Investing in Stocks. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund currently emphasizes investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because the Fund can buy both foreign stocks and stocks of U.S. issuers, it will be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests mainly in securities of medium and large-size companies but also can invest in small companies, which may have more volatile stock prices than large companies.

      |X| Interest Rate Risks. The values of debt securities are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

      |X| Credit Risk. Debt securities are subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that bond and of the Fund's shares may be reduced. While the Fund's investments in U.S. government securities are subject to little credit risk, the Fund's other investments in debt securities, particularly high-yield lower-grade debt securities, are subject to risks of default.

      |X| Risks of Foreign Investing. The Fund can buy securities of companies in developed and underdeveloped countries. While the Fund has no limits on the amounts it can invest in foreign securities, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

      While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      There may be transaction costs and risks from the conversion of certain European currencies to the euro that commenced in January 1999. For example, brokers and the Fund's custodian bank must convert their computer systems and records to reflect the euro values of securities. If they are not prepared, there could be delays in the settlement of securities trades and additional costs to the Fund.

How Risky is the Fund Overall? The Fund emphasizes investments in equity securities for long-term capital appreciation. In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and are not the main emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth stock funds, but more aggressive than investment-grade bond funds.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

      The bar chart and table below show one measure of the risks of investing in the Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last ten calendar years and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

            Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing annual total returns]

Sales charges are not included in the calculations of return in this bar chart, and if those charges were included, the returns would be less than those shown. Returns including periods prior to 3/3/97 have been adjusted to reflect expenses in effect as of that date, because the Fund's Class A shares were previously
"capital" shares of the Fund that bore no expenses while the Fund was a closed-end investment company. During the period shown in the bar chart, the highest return (not annualized) for a calendar quarter was 19.34% (4thQ'98) and the lowest return (not annualized) for a calendar quarter was -15.23% (3rdQ'90).

 ------------------------------------------------------------------------------
 Average Annual Total
 Returns    for    the      1 Year            5 Years            10 Years
 periods                                (or life of class,
 ended   December  31,                       if less)
 1998
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class A Shares             13.24%            14.87%              18.01%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 S&P 500 Index              28.60%            24.05%              19.19%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 Class B Shares             14.35%            17.28%               N/A
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

 S&P 500 Index              28.60%            29.17%*              N/A
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares
 (inception 3/3/97)         18.34%            18.98%               N/A
 ------------------------------------------------------------------------------

*The "life-of-class" index performance is from 2/28/97.
The Fund commenced operations on 2/13/87 as a closed-end investment company with two classes of shares, income shares and capital shares. Capital shares were entitled to all gains and losses but bore no expenses. Income shares bore all of the Fund's operating expenses. The Fund redeemed its income shares and converted to an open-end fund on 3/3/97. The capital shares were designated as Class A shares, which bear their allocable share of Fund expenses.

The Fund's average annual total returns in the table include the applicable sales charge for Classes A, B and C shares: for Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charges of 5% (1-year) and 2% (life of class); and for Class C, the 1% contingent deferred sales charge for the 1-year period. Returns for Class A reflect the historical performance of the Fund's previous capital shares as adjusted for the fees and expenses of Class A in effect on 3/3/97 (without giving effect to any fee waivers). Returns for periods after 3/3/97 are net of the Manager's waiver of certain fees, described in "How the Fund Is Managed," and the Distributor's waiver of certain distribution fees, described in "Distribution and Service (12b-1) Plans," below.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. Because the Fund invests primarily in stocks, the Fund's performance is compared to the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. However, it must be remembered that the index performance reflects the reinvestment of income but does not consider the effects of transaction costs and that the Fund's investments will vary from those in the index.

Fees and Expenses of the Fund

      The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly.
Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The numbers below are based on the Fund's expenses during its fiscal year ended October 31, 1998.

Shareholder Fees (charges paid directly from your investment):

--------------------------------------------------------------------------------
                          Class A Shares    Class B Shares     Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) on purchases           5.75%              None               None
(as % of offering price)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Deferred Sales
Charge (Load) (as % of
the lower of the              None1              5%2                1%3
original offering price
or redemption proceeds)
--------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                 1.00%            1.00%             1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution        and/or
Service (12b-1) Fees             .50%            1.00%             1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                    .17%             .24%              .23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total   Annual   Operating      1.67%            2.24%             2.23%
Expenses
--------------------------------------------------------------------------------
The management fees shown are the amounts that would have been paid by the Fund if the Manager had not waived a portion of its fee under an expense limitation provision in the investment advisory agreement. That expense limitation provision terminates February 28, 1999. After the waiver, the actual management fees were 0.77% for each class of shares. Also, the Distribution Fees are shown without giving effect to the Distributor's voluntary waiver of a portion of its fee. The actual distribution fees were 0.35% for Class A, 1.00% for Class B and 1.00% for Class C. Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial expenses, and accounting and legal expenses the Fund pays.

Examples. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same as in the table above. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:      1 Year        3 Years       5 Years     10 Years1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $735         $1,071        $1,430        $2,438
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $727         $1,000        $1,400        $2,301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $326          $ 697        $1,195        $2,565
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
If shares are not            1 Year        3 Years       5 Years     10 Years1
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares                $735         $1,071        $1,430        $2,438
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares                $227          $ 700        $1,200        $2,301
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares                $226          $ 697        $1,195        $2,565
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for Class A and the applicable Class B or Class C contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B and Class C expenses do not include the contingent deferred sales charges. 1. Class B expenses for years 7 through 10 are based on Class A expenses, since Class B shares automatically convert to Class A after 6 years.

About the Fund's Investments

The Fund's Principal Investment Policies. The composition of the Fund's portfolio among the different types of permitted investments will vary over time based upon the evaluation of economic and market trends by the Sub-Advisor. The Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

      |X| Stock Investments. The Fund invests primarily in a diversified portfolio of equity securities to seek capital appreciation. They can be securities issued by domestic or foreign companies. While the Fund can invest in securities of issuers of small, medium or large market capitalization, the Sub-Advisor currently focuses investments on mid-size companies.

      At times, the Fund may increase the relative emphasis of its investments in the securities of issuers in a particular industry, or of a particular capitalization or a range of capitalizations, depending on the Sub-Advisor's judgment about market and economic conditions. Stocks of issuers in a particular industry may be affected by changes in economic conditions, government regulations, availability of basic resources or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share prices will fluctuate in response to events affecting that industry. Although convertible securities are debt securities, some convertible securities can be considered to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of other debt securities.

      |X| Debt Securities. The Fund can also invest in debt securities, such as U.S. government securities and domestic and foreign corporate and government bonds and debentures. Short-term debt securities can be selected for liquidity pending the purchase of other investments or to have cash to pay for redemptions of Fund shares.

      The debt securities the Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent rating by the Sub-Advisor. The Fund's investments in debt securities, including convertible debt securities, can be above or below investment grade in credit quality. The Fund is not required to sell a security if its rating falls after the Fund buys it. However, the Sub-Advisor will monitor those investments to determine whether the Fund should continue to hold them. Rating definitions of national rating agencies are described in Appendix A to the Statement of Additional Information.

            |_| U.S. Government Securities. The Fund can invest in U.S. government securities that are U.S. Treasury securities and securities issued or guaranteed by agencies or federally-chartered corporate entities referred to as instrumentalities of the U.S. government, such as collateralized mortgage obligations (CMOs) and other mortgage-related securities. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are subject to little credit risk.

      Some securities issued or guaranteed by agencies or instrumentalities of the U.S. government have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S.
government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association bonds ("Fannie Maes"). Others are supported only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation obligations ("Freddie Macs"). These have relatively little credit risk.

            |_| Special Credit Risks of Lower-Grade Securities. All debt securities are subject to some degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. The Fund can invest up to 25% of its assets in "lower-grade" securities commonly known as "junk bonds." These are debt securities rated lower than "Baa3" by Moody's Investors Service, Inc. or "BBB-" by Standard & Poor's Ratings Service or that have comparable ratings from another rating organization or that are unrated securities assigned a comparable rating by the Sub-Advisor.

      While investment grade securities are subject to risks of non-payment of interest and principal, in general, higher yielding lower-grade bonds, whether rated or unrated, have greater risks than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest and principal due on the bonds. These risks mean that the Fund's net asset value per share may be affected by declines in value of these securities.

            |_| Money Market Instruments.  For liquidity purposes,  the Fund can also invest in "money market instruments." These include U.S.government securities and high-quality corporate debt securities having a remaining maturity of one year or less. They also include commercial paper, other short-term corporate debt obligations, certificates of deposit, bankers' acceptances and repurchase agreements.

      |X| Foreign Investing. The Fund can buy foreign securities that are listed on a domestic or foreign stock exchange, traded in domestic or foreign over-the-counter markets, or represented by American Depository Receipts or other similar receipts. The Fund may invest to a limited degree in emerging markets, which have greater risks than developed countries, such as less developed trading markets and possibly less liquidity, unstable governments and economies, and greater risks of nationalization and restrictions on foreign ownership, making these investments more volatile than other foreign investments. The Fund will hold foreign currency only in connection with buying and selling foreign securities.

      |X| Can the Fund's Investment Objective and Policies Change? The Fund's Board of Directors can change non-fundamental investment policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a majority of the Fund's outstanding voting shares. The Fund's objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of Additional Information. An investment policy is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

      |X| Portfolio Turnover. The Fund does not expect to engage frequently in short-term trading to try to achieve its objective. Portfolio turnover affects brokerage costs the Fund pays. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to shareholders, increasing their taxable distributions. The Financial Highlights table below shows the Fund's portfolio turnover rates during prior fiscal years.

Other Investment Strategies. To seek its objective, the Fund can also use the investment techniques and strategies described below. The Fund might not always use all of the different types of techniques and investments described below. These techniques involve certain risks, although some are designed to help reduce investment or market risks.

      |X| Investing in Small, Unseasoned Companies. The Fund can invest without limit in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. These securities may have limited liquidity, which means that the Fund could have difficulty selling them at an acceptable price when it wants to. The prices of these securities may be very volatile, especially in the short term.

      |X| Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund cannot invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager and Sub-Advisor monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

      |X| Hedging. The Fund can buy and sell certain kinds of futures contracts, forward contracts, and put and call options, including options on futures and broadly-based securities indices. These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its goal and does not make extensive use of them. It does not use hedging instruments for speculative purposes, and has limits on its use of them.

      In the broadest sense, exchange-traded options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative investments." In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.

      The Fund could buy and sell options, futures and forward contracts for a number of purposes. It might do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It might do so to try to manage its exposure to changing interest rates. Forward contracts can be used to try to manage foreign currency risks on the Fund's foreign investments.

      |_| Risks in Using Hedging Investments. Hedging instruments may be considered "derivative" investments. If the issuer of the derivative does not pay the amount due, the Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Manager expected it to perform. If that happens, the Fund's share price could decline or the Fund could get less income than expected. The Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause the Fund to lose money on its investment and/or increase the volatility of its share prices. Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies.

      If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the strategy could reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive Investments. In times of adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be short-term U.S. government securities and the types of money market instruments described above. To the extent the Fund invests defensively in these securities, it might not achieve its investment objective of capital appreciation.

Year 2000 Risks. Because many computer software systems in use today cannot distinguish the year 2000 from the year 1900, the markets for securities in which the Fund invests could be detrimentally affected by computer failures beginning January 1, 2000. Failure of computer systems used for securities trading could result in settlement and liquidity problems for the Fund and other investors. That failure could have a negative impact on handling securities trades, pricing and accounting services. Data processing errors by government issuers of securities could result in economic uncertainties, and those issuers may incur substantial costs in attempting to prevent or fix such errors, all of which could have a negative effect on the Fund's investments and returns.

      The Manager, the Sub-Advisor, the Distributor and the Transfer Agent have been working on necessary changes to their computer systems to deal with the year 2000 and expect that their systems will be adapted in time for that event, although there cannot be assurance of success. Additionally, the services they provide depend on the interaction of their computer systems with those of brokers, information services, the Fund's custodian and other parties. Therefore, any failure of the computer systems of those parties to deal with the year 2000 may also have a negative effect on the services they provide to the Fund. The extent of that risk cannot be ascertained at this time.

How the Fund Is Managed

The Manager. The Fund's investment Manager, OppenheimerFunds, Inc., supervises the Fund's investment program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement that states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Manager became the Fund's investment advisor on February 28, 1997.

      The Manager has operated as an investment advisor since 1959. The Manager (including subsidiaries) currently manages investment companies, including other Oppenheimer funds, with assets of more than $95 billion as of December 31, 1998, and with more than 4 million shareholder accounts. The Manager is located at Two World Trade Center, 34th Floor, New York, New York 10048-0203.

      |X| The Manager's Fees. Under the Investment Advisory Agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $400 million of average annual net assets of the Fund, 0.90% of the next $400 million, and 0.85% of average annual net assets in excess of $800 million. Under a provision of the Agreement (the provision expires on February 28, 1999), the Manager waives a portion of its fee equal to 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. The Fund's management fee for its last fiscal year ended August 31, 1998 was 0.77% of average annual net assets for each class of shares (after the Manager's waiver of a portion of its fees).

The Sub-Advisor. On February 28, 1997, the Manager retained the Sub-Advisor to provide day-to-day portfolio management for the Fund. Prior to that date and from the inception of the Fund, the Sub-Advisor had been the Fund's investment advisor. The Sub-Advisor has operated as an investment advisor to investment companies and institutional investors since its organization in 1980, and as of December 31, 1998, the Sub-Advisor or its parent advised accounts having assets in excess of $62 billion. It is located at One World Financial Center, 200 Liberty Street, New York New York 10281.

      The Manager, not the Fund, pays the Sub-Advisor an annual fee under the Sub-Advisory Agreement between the Manager and the Sub-Advisor. The fee is calculated as a percentage of the fee the Fund pays the Manager. The rate is 40% of the advisory fee collected by the Manager based on the net assets of the Fund as of February 28, 1997, and remaining 120 days later, plus 30% of the fee collected by the Manager on assets in excess of that amount. In each case the fee is calculated after any waivers of the Manager's fee from the Fund.

      |X| Portfolio  Manager.  The portfolio  managers of the Fund are Jeffrey
C. Whittington, Alan Gutmann and Louis P. Goldstein, each of whom is employed by the Sub-Advisor. They are the persons primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Whittington is a Senior Vice President of Oppenheimer Capital, the immediate parent company of the Sub-Advisor. He was the Fund's portfolio manager from 1987 to September 1991, and again became the portfolio manager in January 1996. From August 1993 to July 1994, Mr. Whittington was a portfolio manager for Neuberger & Berman, an investment advisor, and since August 1994 has been a portfolio manager for Oppenheimer Capital. Mr. Gutmann, a Senior Vice President of Oppenheimer Capital and Mr. Goldstein, a Vice President of Oppenheimer Capital, became the Fund's portfolio managers in February 1999. Mr. Gutmann and Mr. Goldstein are equity analysts that joined Oppenheimer Capital in 1991. Mr. Gutmann is also a portfolio manager with Oppenheimer Capital.

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About Your Account
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How to Buy Shares

How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Fund's Distributor, or directly through the Distributor, or automatically through an Asset Builder Plan under the OppenheimerFunds AccountLink service. The Distributor may appoint certain servicing agents to accept purchase (and redemption) orders. The Distributor, in its sole discretion, may reject any purchase order for the Fund's shares.

      |X| Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

      |X| Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.

      |X| Buying Shares by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the Distributor's Wire Department at 1-800-525-7048 to notify the Distributor of the wire, and to receive further instructions.

      |X| Buying Shares Through OppenheimerFunds AccountLink. With AccountLink, shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the Automated Clearing House (ACH) transfer to buy the shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.

      |X| Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application and the Statement of Additional Information.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

      |_| With Asset Builder Plans, 403(b) plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments for as little as $25. Subsequent purchases of at least $25 can be made by telephone through AccountLink.

      |_| Under retirement plans, such as IRAs, pension and profit-sharing plans and 401(k) plans, you can start your account with as little as $250. If your IRA is started under an Asset Builder Plan, the $25 minimum applies.
Additional purchases may be as little as $25.

      |_| The minimum investment requirement does not apply to reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

At What Price Are Shares Sold? Shares are sold at their offering price (the net asset value per share plus any initial sales charge that applies). The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Denver, Colorado, or after any agent appointed by the Distributor receives the order and sends it to the Distributor.

      |_| The net asset value of each class of shares is determined as of the close of The New York Stock Exchange, on each day the Exchange is open for trading (referred to in this Prospectus as a "regular business day"). The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days. (All references to time in this Prospectus mean "New York time").

      The net asset value per share is determined by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Directors has established procedures to value the Fund's securities, in general based on market value. The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and exchanges that operate on U.S. holidays and weekends, the values of some of the Fund's foreign investments may change significantly on days when investors cannot buy or redeem Fund shares.

      |_| To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time of day The New York Stock Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.

      |_| If you buy shares through a dealer, your dealer must receive the order by the close of The New York Stock Exchange and transmit it to the Distributor so that it is received before the Distributor's close of business on a regular business day (normally 5:00 P.M.) to receive that day's offering price. Otherwise, the order will receive the next offering price that is determined.

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What Classes of Shares Does the Fund Offer?  The Fund offers  investors  three different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
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------------------------------------------------------------------------------

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      |X| Class A Shares.  If you buy Class A shares,  you pay an initial  sales charge (on investments up to $1 million for regular accounts or $500,000 for certain retirement plans). The amount of that initial sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can I Buy Class A Shares?" below. There is also an asset-based sales charge on Class A shares.

      |X| Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can I Buy Class B Shares?" below.
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      |X| Class C Shares. If you buy Class C shares,  you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge, and if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%, as described in "How Can I Buy Class C Shares?" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. You should review these factors with your financial advisor. The discussion below assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

      |X| How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B or Class C.

      |_| Investing for the Short Term. If you have a relatively short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within six years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

      |_| Investing for the Longer Term. If you are investing less than $100,000 for the longer term, for example for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be appropriate.

      Of course, these examples are based on approximations of the effect of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

      |X| Are There Differences in Account Features That Matter to You? Some account features may not be available to Class B or Class C shareholders. Other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders. Therefore, you should carefully review how you plan to use your investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A shares, such as the Class B and Class C asset-based sales charge described below and in the Statement of Additional Information. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

      |X| How Does It Affect Payments to My Broker? A salesperson, such as a broker, may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B and Class C contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions and expenses it pays to dealers and financial institutions for selling shares. The Distributor may pay additional compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

Special Sales Charge Arrangements and Waivers. Appendix C to the Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of the Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions.

How Can I Buy Class A Shares? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor or allocated to your dealer as commission. The Distributor reserves the right to reallow the entire commission to dealers. The current sales charge rates and commissions paid to dealers and brokers are as follows:

--------------------------------------------------------------------------------
                     Front-End Sales     Front-End Sales
                     Charge As a         Charge As a         Commission As
                     Percentage of       Percentage of Net   Percentage of
Amount of Purchase   Offering Price      Amount Invested     Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Less than $25,000           5.75%               6.10%               4.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$25,000 or more but
less than $50,000           5.50%               5.82%               4.75%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$50,000 or more but
less than $100,000          4.75%               4.99%               4.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$100,000 or more
but less than               3.75%               3.90%               3.00%
$250,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$250,000 or more
but less than               2.50%               2.56%               2.00%
$500,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

$500,000 or more
but less than $1            2.00%               2.04%               1.60%
million
--------------------------------------------------------------------------------

      |X| Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more or for certain purchases by particular types of retirement plans described in Appendix C to the Statement of Additional Information. The Distributor pays dealers of record commissions in an amount equal to 1.0% of purchases of $1 million or more other than by those retirement accounts. For those retirement plan accounts, the commission is 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis. In either case, the commission will be paid only on purchases that were not previously subject to a front-end sales charge and dealer commission.1

      If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the lesser of (1) the aggregate net asset value of the redeemed shares (excluding shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original net asset value of the redeemed shares. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

      In determining whether a contingent deferred sales charge is payable when shares are redeemed, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains. Then the Fund will redeem other shares in the order in which you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in Appendix C to the Statement of Additional Information.

      The Class A contingent deferred sales charge is not charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which the exchanged shares were originally purchased, then the sales charge will apply.

How Can I Reduce Sales Charges for Class A Share Purchases? You may be eligible to buy Class A shares at reduced sales charge rates under the Fund's "Right of Accumulation" or a Letter of Intent, as described in "Reduced Sales Charges" in the Statement of Additional Information.

      |X| Waivers of Class A Sales Charges. The Class A initial and contingent sales charges are not imposed in the circumstances described in Appendix C to the Statement of Additional Information. In order to receive a waiver of the Class A contingent deferred sales charge, you must notify the Transfer Agent when purchasing shares whether any of the special conditions apply.

How Can I Buy Class B Shares? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on:
      |_| the amount of your account value represented by an increase in net asset value over the initial purchase price, |_| shares purchased by the reinvestment of dividends or capital gains distributions, or |_| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2)   shares held for over 6 years, and
(3) shares held the longest during the 6-year period.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

--------------------------------------------------------------------------------

                                         Contingent Deferred Sales Charge on
Years Since Beginning of Month in Which  Redemptions in That Year
Purchase Order was Accepted              (As % of Amount Subject to Charge)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
0 - 1                                    5.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1 - 2                                    4.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2 - 3                                    3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3 - 4                                    3.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4 - 5                                    2.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
5 - 6                                    1.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
6 and following                          None
--------------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

      |X| Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in the Statement of Additional Information.

How Can I Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

      The contingent deferred sales charge will be based on the lesser of the net asset value of the redeemed shares at the time of redemption or the original net asset value. The contingent deferred sales charge is not imposed on: |_| the amount of your account value represented by the increase in net asset value over the initial purchase price,
|_|   shares  purchased by the  reinvestment  of  dividends  or capital  gains distributions, or
|_| shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

      To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions,
(2)   shares held for over 12 months, and
(3) shares held the longest during the 12-month period.

Distribution and Service (12b-1) Plans. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      |X| Distribution and Service Plan for Class A Shares. The Fund has adopted a Distribution and Service Plan for Class A shares. Under the plan the Fund pays an asset-based sales charge to the Distributor at an annual rate of 0.25% of average annual net assets of Class A shares the Fund. The Fund also pays a service fee to the Distributor of 0.25% of the average annual net assets of Class A shares. Until February 28, 1999, the Distributor has agreed to waive its receipt of a portion of the asset-based sales charge equal to 0.15% of average annual net assets of Class A shares. The Distributor currently uses all of the service fee and the asset-based sales charge it receives to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares.

      |X| Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans for Class B and Class C shares to pay the Distributor for its services and costs in distributing Class B and Class C shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective class.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B or Class C shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares were sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

      The Distributor currently pays sales commission of 3.75% of the purchase price of Class B shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sales of Class B shares is therefore 4.00% of the purchase price. The Distributor retains the Class B asset-based sales charge.

      The Distributor currently pays sales commissions of 0.75% of the purchase price of Class C shares to dealers from its own resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

Special Investor Services

AccountLink. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution. It must be an Automated Clearing House (ACH) member. AccountLink lets you:

      |_| transmit funds electronically to purchase shares by telephone (through a service representative or by PhoneLink) or automatically under Asset Builder Plans, or |_| have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number, 1-800-533-3310.

      |X| Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund to pay for these purchases.

      |X| Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

      |X| Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

Can I Submit Transaction Requests by Fax? You may send requests for certain types of account transactions to the Transfer Agent by fax (telecopier). Please call 1-800-525-7048 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OppenheimerFunds Internet Web Site. You can obtain information about the Fund, as well as your account balance, on the OppenheimerFunds Internet web site, at http://www.oppenheimerfunds.com. Additionally, shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that web site. To perform account transactions, you must first obtain a personal identification number (PIN) by calling the Transfer Agent at 1-800-533-3310. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1-800-525-7048.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment.

Retirement Plans. You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that can be used by individuals and employers:

      |X| Individual Retirement Accounts (IRAs), including regular IRAs, Roth IRAs, SIMPLE IRAs, rollover and Education IRAs.
      |X| SEP-IRAs, which are Simplified Employee Pensions Plan IRAs for small business owners or self-employed individuals.
      |X| 403(b)(7) Custodial Plans, that are tax deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
      |X| 401(k) Plans, which are special retirement plans for businesses.
      |X| Pension and Profit-Sharing Plans, designed for businesses and self-employed individuals.

      Please  call  the   Distributor  for   OppenheimerFunds   retirement  plan
documents, which include applications and important plan information.

How to Sell Shares

      You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. The Fund lets you sell your shares by writing a letter or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

      |X| Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
      |_| You wish to redeem $50,000 or more and receive a check |_| The redemption check is not payable to all shareholders listed on the account statement
      |_| The redemption check is not sent to the address of record on your account statement
      |_| Shares are being transferred to a Fund account with a different owner or name
      |_| Shares are being redeemed by someone (such as an Executor) other than the owners

      |X| Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

      |X| Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer Agent for a distribution request form. Special income tax withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

      |X| Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of the shares you sell sent by Federal Funds wire to a bank account you designate. It must be a commercial bank that is a member of the Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each wire. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1-800-852-8457.

How   Do I Sell Shares by Mail?  Write a letter of  instructions  that includes:
      |_| Your name |_| The Fund's name |_| Your Fund account number (from your account statement) |_| The dollar amount or number of shares to be redeemed |_| Any special payment instructions |_| Any share certificates for the shares you are selling |_| The signatures of all registered owners exactly as the account is registered, and
      |_| Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

------------------------------------------------------------------------------
Use the following address for requests by mail:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
OppenheimerFunds Services
------------------------------------------------------------------------------
P.O. Box 5270
Denver, Colorado 80217-5270

------------------------------------------------------------------------------
Send courier or express mail requests to:
------------------------------------------------------------------------------
------------------------------------------------------------------------------
OppenheimerFunds Services
------------------------------------------------------------------------------
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

How Do I Sell Shares by Telephone? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share certificate by telephone.
      |_|   To  redeem   shares   through  a  service   representative,   call
1-800-852-8457
      |_|   To redeem shares automatically on PhoneLink, call 1-800-533-3310

      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?

      |X| Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

      |X| Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

Can I Sell Shares Through My Dealer? The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. If your shares are held in the name of your dealer, you must redeem them through your dealer.

How to Exchange Shares

      Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:
      |_| Shares of the fund selected for exchange must be available for sale in your state of residence.
      |_| The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege.
      |_| You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them. After the account is open 7 days, you can exchange shares every regular business day.
      |_| You must meet the minimum purchase requirements for the fund you purchase by exchange.
      |_| Before exchanging into a fund, you should obtain and read its prospectus.

      Shares of a particular class of the Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

How Do I Submit Exchange Requests? Exchanges may be requested in writing or by telephone:

      |X| Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the address on the Back Cover. Exchanges of shares held under certificates cannot be processed unless the Transfer Agent receives the certificates with the request.

      |X| Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457, or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

Are There Limitations on Exchanges? There are certain exchange policies you should be aware of:
      |_| Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day exchange. For example, the receipt of multiple exchange requests from a "market timer" might require the Fund to sell securities at a disadvantageous time and/or price.
      |_| Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that it believes will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.
      |_| The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.
      |_| If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of Additional Information.

      |X| The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

      |X| Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.

      |X| The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine.

      |X| Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

      |X| Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

      |X| The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

      |X| Payment for redeemed shares ordinarily is made in cash. It is forwarded by check or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after redemption.

      |X| The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

      |X| Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

      |X| Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's portfolio.

      |X| "Backup Withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.

      |X| To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately for each class of shares from net investment income on an annual basis, on a date selected by the Board of Directors. Dividends and distributions paid on Class A shares will generally be higher than dividends for Class B and Class C shares, which normally have higher expenses than Class A. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or distributions.

Capital Gains. The Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

What Choices Do I Have for Receiving Distributions? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

      |X| Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.

      |X| Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains distributions in the Fund while receiving dividends by check or having them sent to your bank account through AccountLink.

      |X| Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank through AccountLink.

      |X| Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

Taxes. If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year.

      |X| Avoid "Buying a Dividend". If you buy shares on or just before the ex-dividend date or just before the Fund declares a capital gain distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

      |X| Remember, There May be Taxes on Transactions. Because the Fund's share price fluctuates, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.
Any capital gain is subject to capital gains tax.

      |X| Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to
shareholders.   If  that  occurs,   it  will  be   identified  in  notices  to
shareholders.

      This information is only a summary of certain federal tax information about your investment. You should consult with your tax advisor about the effect of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past 5 fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available on request.

For More Information on Oppenheimer Quest Capital Value Fund, Inc.: The following additional information about the Fund is available without charge upon request:

Statement of Additional Information
This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

Annual and Semi-Annual Reports
Additional information about the Fund's investments and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

---------------------------------------------------------------------------


How to Get More Information:


---------------------------------------------------------------------------
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, and other information about the Fund or your account:
By Telephone:
Call OppenheimerFunds Services toll-free:
1-800-525-7048

By Mail:
Write to:
OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217-5270

On the Internet:
You can read or down-load documents on the OppenheimerFunds web site:
---------------------------------------------------------------------------


http://www.oppenheimerfunds.com


---------------------------------------------------------------------------
You can also obtain copies of the Statement of Additional Information and other Fund documents and reports by visiting the SEC's Public Reference Room in Washington, D.C. (Phone 1-800-SEC-0330) or the SEC's Internet web site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee by writing to the SEC's Public Reference Section, Washington, D.C. 20549-6009.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's shares are distributed by:
OppenheimerFunds Distributor, Inc.

SEC File No. 811-04797
PR0835.001.0299b Printed on recycled paper.

62

------------------------------------------------------------------------------
Oppenheimer Quest Capital Value Fund, Inc.
------------------------------------------------------------------------------

Two World Trade Center, 34th Floor, New York, New York 10048-0203
1-800-525-7048

Statement of Additional  Information  dated February 26, 1999,  Revised May 1,
1999

      This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated February 26, 1999. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents

About the Fund

                                                                    Page

Additional Information About the Fund's Investment Policies and Risks.2
    The Fund's Investment Policies....................................2
    Other Investment Techniques and Strategies.......................10
    Investment Restrictions..........................................24
How the Fund is Managed .............................................26
    Organization and History.........................................26
    Directors and Officers...........................................27
    The Manager......................................................32
Brokerage Policies of the Fund.......................................35
Distribution and Service Plans.......................................37
Performance of the Fund..............................................41

About Your Account
How To Buy Shares....................................................44
How To Sell Shares...................................................53
How To Exchange Shares...............................................58
Dividends, Capital Gains and Taxes...................................60
Additional Information About the Fund................................61

Financial Information About the Fund
Independent Accountants ' Report.....................................63
Financial Statements.................................................64

Appendix A: Ratings Definitions........................................ A-1
Appendix B: Corporate Industry Classifications......................... B-1
Appendix C: Special Sales Charge Arrangements and Waivers.............. C-1
------------------------------------------------------------------------------

ABOUT THE FUND
------------------------------------------------------------------------------

Additional Information About the Fund's Investment Policies and Risks

      The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund invests in. Additional information is also provided about the Fund's investment Manager, OppenheimerFunds, Inc., and the strategies that the Fund might use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Fund's Sub-Advisor, OpCap Advisors, may use in selecting portfolio securities will vary over time. The Fund is not required to use all of the investment techniques and strategies described below in seeking its goal. It may use some of the special techniques and strategies at some times or not at all.

      In selecting securities for the Fund's portfolio, the Sub-Advisor evaluates the merits of particular securities primarily through the exercise of its own investment analysis. In the case of corporate issuers, that process may include, among other things, evaluation of the issuer's historical operations, prospects for the industry of which the issuer is part, the issuer's financial condition, its pending product developments and business (and those of competitors), the effect of general market and economic conditions on the issuer's business, and legislative proposals that might affect the issuer. In the case of foreign securities, the Sub-Advisor may also consider the conditions of a particular country's economy in relation to the U.S. economy or other foreign economies, general political conditions in a country or region, the effect of taxes, the efficiencies and costs of particular markets and other factors when evaluating the securities of issuers in a particular country.

      |X| Investments in Equity Securities. While the Fund currently emphasizes investments in equity securities of mid-size companies, the Fund does not limit its investments in equity securities to issuers having a market capitalization of a specified size or range, and therefore can invest in securities of small-, mid- and large-capitalization issuers. At times, the Fund might focus its equity investments in securities of one or more capitalization ranges, based upon the Sub-Advisor's judgment of where the best market opportunities are to seek the Fund's objective. At times, the market may favor or disfavor securities of issuers of a particular capitalization range, and securities of mid-and small-capitalization issuers may be subject to greater price volatility in general than securities of larger companies. Therefore, if the Fund has substantial investments in mid-and/or smaller-capitalization companies at times of market volatility, the Fund's share price could fluctuate more than that of funds focusing on larger-capitalization issuers.

            |_| Value Investing. In selecting equity investments for the Fund's portfolio, the portfolio manager currently uses a value investing style. In using a value approach, the portfolio manager seeks stock and other equity securities that appear to be temporarily undervalued, by various measures, such as price/earnings ratios. This approach is subject to change and might not necessarily be used in all cases. Value investing seeks stocks having prices that are low in relation to their real worth or future prospects, in the hope that the Fund will realize appreciation in the value of its holdings when other investors realize the intrinsic value of the stock.

      Using value investing requires research as to the issuer's underlying financial condition and prospects. Some of the measures used to identify these securities include, among others:
      |_| Price/Earnings ratio, which is the stock's price divided by its earnings per share. A stock having a price/earnings ratio lower than its historical range, or the market as a whole or that of similar companies may offer attractive investment opportunities. |_| Price/book value ratio, which is the stock price divided by the book value of the company per share, which measures the company's stock price in relation to its asset value. |_| Dividend Yield is measured by dividing the annual dividend by the stock price per share. |_| Valuation of Assets which compares the stock price to the value of the company's underlying assets, including their projected value in the marketplace and liquidation value.

            |_| Preferred Stocks. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock.

      If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

            |_| Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The Fund will not invest more than 5% of its net assets in warrants. That limit does not apply to warrants that have been acquired in units or attached to other securities.

            |_| Convertible Securities. Convertible securities are debt securities that are convertible into an issuer's common stock. Convertible securities rank senior to common stock in a corporation's capital structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

      The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security, and the security's price will likely increase when interest rates fall and decrease when rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security: it will likely sell at a premium over its conversion value, and its price will tend to fluctuate directly with the price of the underlying security.

      While convertible securities are a form of debt security, in many cases their conversion feature (allowing conversion into equity securities) may cause them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Sub-Advisor's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. To determine whether convertible securities should be regarded as "equity equivalents," the Sub-Advisor may consider the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged  for a fixed  number  of  shares  of  common  stock  of the issuer,
(2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and
(3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

      |X| Investments in Debt Securities. The Fund can invest in a variety of domestic and foreign debt securities including bonds, notes, debentures and other debt securities, including U.S. government securities. It can also invest in short-term debt securities primarily for liquidity or defensive purposes. Because the Fund currently emphasizes investments in equity securities, such as stocks, it is not anticipated that more than 25% of the Fund's assets will be invested in debt securities under normal market conditions.

      Foreign debt securities are subject to the risks of foreign investing described below. In general, domestic and foreign debt securities are also subject to credit risk and interest rate risk.

            |_| Credit Risk. In making investments in debt securities, the Sub-Advisor may rely to some extent on the ratings of ratings organizations or it may use its own research to evaluate a security's creditworthiness. The Fund's debt investments can include investment grade and below investment-grade bonds (commonly referred to as "junk bonds"). Investment-grade bonds are bonds rated at least "Baa" by Moody's Investors Service, Inc., at least "BBB" by Standard & Poor's Rating Service or Duff & Phelps, Inc., or that have comparable ratings by another nationally recognized statistical rating organization. If the securities the Fund buys are unrated, to be considered part of the Fund's holdings of investment-grade securities, they must be judged by the Sub-Advisor to be of comparable quality to bonds rated as investment grade by a rating organization. The debt security ratings definitions of Moody's, Standard & Poor's, Fitch IBCA and Duff & Phelps are included in Appendix A to this Statement of Additional Information.

            |_| Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

      Fluctuations in the market value of the Fund's portfolio securities after the Fund buys them normally do not affect the interest income payable on those securities (unless the security's interest is payable on a variable rate pegged to particular interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

            |_| U.S. Government Securities. Obligations of U.S. government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality.

      All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and might not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. government securities of such agencies and instrumentalities only when the Sub-Advisor is satisfied that the credit risk with respect to such instrumentality is minimal.

            |_| Special Risks of Lower-Grade Securities. While it is not currently anticipated that the Fund will invest more than 25% of its total assets in lower-grade debt securities, the Fund can invest a portion of its assets in these securities. Because lower-grade securities tend to offer higher yields than investment-grade securities, the Fund could invest in lower grade securities if the Sub-Advisor is trying to achieve greater income. In some cases, the appreciation possibilities of lower-grade securities might be a reason they are selected for the Fund's portfolio.

      "Lower-grade" debt securities are those rated below "investment grade" which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Duff & Phelps, or similar ratings by other rating organizations. If they are unrated, and are determined by the Sub-Advisor to be of comparable quality to debt securities rated below investment grade, they are included in determining the percentage of the Fund's assets that can be invested in lower-grade securities. The Fund can invest in securities rated as low as "C" or "D."

      Some of the special credit risks of lower-grade securities are discussed in the Prospectus. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

      However, the Fund's limitations on these investments may reduce some of the risks to the Fund, as will the Fund's policy of diversifying its investments. Additionally, to the extent they can be converted into stock, convertible securities may be less subject to some of these risks than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Duff & Phelps are investment grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics.

      |X| Money Market Instruments. The following is a brief description of the types of money market securities the Fund can invest in. Those money market securities are high-quality, short-term debt instruments that are issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

            |_|  U.S.   Government   Securities.   These  include  obligations
issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

            |_| Bank Obligations. The Fund can buy time deposits, certificates of deposit and bankers' acceptances. Time deposits, other than overnight deposits, may be subject to withdrawal penalties and, if so, they are deemed "illiquid" investments.

      The Fund can purchase bank obligations that are fully insured by the Federal Deposit Insurance Corporation. The FDIC insures the deposits of member banks up to $100,000 per account. Insured bank obligations may have a limited market and a particular investment of this type may be deemed "illiquid" unless the Board of Directors of the Fund determines that a readily-available market exists for that particular obligation, or unless the obligation is payable at principal amount plus accrued interest on demand or within seven days after demand.

            |_| Commercial Paper. The Fund can invest in commercial paper if it is rated within the top two rating categories of Standard & Poor's and Moody's. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least "AA" by Standard & Poor's or "Aa" by Moody's.

      The Fund can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

            |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

      Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

      The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities, described in the Prospectus, unless they have a demand feature permitting them to be put back to the issuer within seven days. The Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

      |X| Foreign Securities. The Fund can purchase equity and debt securities issued by foreign companies or foreign governments or their agencies. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Those securities may be traded on foreign securities exchanges or in the foreign over-the-counter markets.

      Securities of foreign issuers that are represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts, or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are considered "foreign securities" for the purpose of the Fund's investment allocations. That is because they are subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Because the Fund can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

            |_| Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Fund may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development bank and the Inter-American Development Bank.

      The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

            |_| Risks of Foreign  Investing.  Investments in foreign  securities
may  offer  special   opportunities  for  investing  but  also  present  special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o fluctuation in value of foreign investments due to changes in currency rates or currency control regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;
o     less volume on foreign exchanges than on U.S. exchanges;
o     greater  volatility  and less  liquidity on foreign  markets than in the
      U.S.;
o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o     possibilities in some countries of expropriation,  confiscatory  taxation,
      political,   financial  or  social   instability  or  adverse   diplomatic
      developments; and
o     unfavorable   differences   between   the  U.S.   economy   and  foreign
      economies.

            In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

            |_| Special Risks of Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for growth investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The
Sub-Advisor will consider these factors when evaluating securities in these markets.

      |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Union adopted the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lira) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

      o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress securities values. o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund. o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's custodian bank has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X| Portfolio Turnover. "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example, if a fund sold all of its securities during the year, its portfolio turnover rate would have been 100% annually. The Fund's portfolio turnover rate will fluctuate from year to year, but the Fund does not expect to have a portfolio turnover rate of 100% or more. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time use the types of investment strategies and investments described below. It is not required to use all of these strategies at all times and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may be subject to volatility in their prices. They may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. Other investors that own a security issued by a small, unseasoned issuer for which there is limited liquidity might trade the security when the Fund is attempting to dispose of its holdings of that security. In that case the Fund might receive a lower price for its holdings than might otherwise be obtained.

      |X| Investing in Other Investment Companies. The Fund can invest up to 10% of its total assets in shares of other investment companies. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses, the Fund will not make these investments unless the Sub-Advisor believes that the potential investment benefits justify the added costs and expenses.

      |X| "When-Issued" and "Delayed-Delivery" Transactions. The Fund can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" or "forward commitment" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund limits its when-issued commitments to not more than 15% of its net assets.

      When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date (generally within 45 days of the date the offer is accepted). The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Sub-Advisor before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment.

      The Fund will engage in when-issued transactions to secure what the Sub-Advisor considers to be an advantageous price and yield at the time of entering into the obligation. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Sub-Advisor considers to be advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until the Fund pays for the investment.

      When-issued and delayed-delivery transactions can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

      |X| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions.

      In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund's Board of Directors from time to time.

      The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid investments. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

      Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Reverse Repurchase Agreements. The Fund can use reverse repurchase agreements and would normally do so as a cash management tool. These agreements create leverage, a speculative investment technique. The Fund does not currently use reverse repurchase agreements, but may do so in the future. When the Fund enters into a reverse repurchase agreement, it segregates on its books an amount of cash or U.S. government securities equal in value to the purchase price of the securities it has committed to buy, plus accrued interest, until the payment is made to the seller. Before the Fund enters into a reverse repurchase agreement, the Manager evaluates the creditworthiness of the seller, typically a bank or broker-dealer. Reverse repurchase agreements are considered to be a form of borrowing by the Fund and are subject to the Fund's limitations on borrowing.

      These agreements are subject to certain risks. The market value of the securities retained in lieu of sale by the Fund may decline more or appreciate more than the securities the Fund has sold but is obligated to repurchase. If the buyer of the securities under the agreement files for bankruptcy or becomes insolvent, there may be delays in the Fund's use of the proceeds.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The  Fund  may  also  acquire   restricted   securities   through  private
placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid.

      |X| Loans of Portfolio Securities. The Fund can lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. It may do so to try to provide income or to raise cash for liquidity purposes. As a fundamental policy, these loans are limited to not more than one-third of the value of the Fund's total assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities, but if the Fund does lend its securities, those loans are not expected to exceed 5% of the Fund's total assets.

      The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

      When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Borrowing. As a fundamental policy, the Fund cannot borrow money except as a temporary measure for extraordinary or emergency purposes, and loans may not exceed one third of the lower of the market value or cost of its total assets. Additionally, as part of that fundamental policy, the Fund will not purchase securities at times when loans exceed 5% of its total assets.

      The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow. Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      |X| Hedging. Although the Fund can use hedging instruments, it is not obligated to use them in seeking its objective. It does not currently contemplate using them to any significant degree. The Fund may use hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons. To do so, the Fund could:

      |_|  sell futures contracts,
      |_| buy puts on such futures or on securities, or |_| write covered calls on securities or futures.

      The Fund can use hedging to establish a position in the securities market as a temporary substitute for purchasing particular securities. In that case the Fund would normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market. To do so, the Fund could:
      |_|  buy futures, or
      |_|  buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed, if those investment methods are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

      |_| Futures.  The Fund can buy and sell futures  contracts  that relate to
(1) broadly-based stock indices (these are referred to as "stock index futures"), (2) foreign currencies (these are referred to as "forward contracts"), and (3) commodities (these are referred to as "commodity futures").

      A broadly-based stock index is used as the basis for trading stock index futures. These indices may in some cases be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transactions. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

      The Fund can invest a portion of its assets in commodity futures contracts. Commodity futures may be based upon commodities within five main commodity groups: (1) energy, which includes crude oil, natural gas, gasoline and heating oil; (2) livestock, which includes cattle and hogs; (3) agriculture, which includes wheat, corn, soybeans, cotton, coffee, sugar and cocoa; (4) industrial metals, which includes aluminum, copper, lead, nickel, tin and zinc; and (5) precious metals, which includes gold, platinum and silver. The Fund may purchase and sell commodity futures contracts, options on futures contracts and options and futures on commodity indices with respect to these five main commodity groups and the individual commodities within each group, as well as other types of commodities.

      No money is paid or received by the Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

      At any time prior to expiration of the future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes. All futures transactions (except forward contracts) are effected through a clearinghouse associated with the exchange on which the contracts are traded.

      |_| Put and Call Options. The Fund can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Fund can buy and sell exchange-traded and over-the-counter put and call options, including options on broadly-based stock indices, securities, foreign currencies and stock index futures.

            |_| Writing Covered Call Options. The Fund can write (that is, sell) covered calls. If the Fund sells a call option, it must be covered. For options on securities, that means the Fund must own the security subject to the call while the call is outstanding. For stock index options, that means the call must be covered by segregating liquid assets to enable the Fund to satisfy its obligations if the call is exercised. Up to 25% of the Fund's total assets may be subject to calls the Fund writes.

      When the Fund writes a call on a security, it receives cash (a premium). For calls on securities, the Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      When the Fund writes a call on an index, it receives cash (a premium). If the buyer of a call on a stock index exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

      Settlement of puts and calls on broadly-based stock indices is in cash. Gain or loss on options on stock indices depends on changes in the index in question (and thus on price movements in the stock market generally).

      The Fund's custodian, or a securities depository acting for the custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. The OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Fund will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the premium it received when it wrote the call. Any such profits are considered short-term capital gains for Federal income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary income. If the Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the escrowed assets in escrow until the call expires or is exercised.

      The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written, the Fund must cover the call by segregating an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would the Fund's receipt of an exercise notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

            |_| Writing Put Options. The Fund can sell put options on stock indices, foreign currencies or stock index futures. If the Fund writes a put, the put must be covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would have to be segregated to cover such put options.

      The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to settle the transaction in cash with the buyer of the put at the exercise price, even if the value of the underlying investment falls below the exercise price. If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to settle in cash at the exercise price. That price will usually exceed the market value of the investment at that time.

      As long as the Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to settle the transaction in cash at the exercise price. The Fund has no control over when it may be required to settle the transaction, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

      The Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option. Any profits from writing puts are considered short-term capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. The Fund can buy calls on securities it intends to purchase and puts on securities that it owns. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market.

      When the Fund buys a call (other than in a closing purchase transaction), it pays a premium. Buying a call on a security or future gives the Fund the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

      In the case of a purchase of a call on a stock index, if the Fund exercises the call during the call period, a seller of a corresponding call on the same index will pay the Fund an amount of cash to settle the call if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put, it pays a premium. It has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to buy the underlying security (in the case of puts on securities or futures) or in the case of puts on stock indices, to deliver cash to the Fund to settle the put if the closing level of the stock index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

      Buying a put on a security or future enables the Fund to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

      When the Fund purchases a put on a stock index, the put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can resell the put. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      The Fund may buy a call or put only if, after the purchase, the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

            |_| Buying and Selling Options on Foreign Currencies. The Fund can buy and sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or commodities exchange or in the over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

      If the Sub-Advisor anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls or writing puts on that foreign currency. If the Sub-Advisor anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls or purchasing puts on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Fund's position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

      A call the Fund writes on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

      |_| Risks of Hedging with Options and Futures. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Advisor uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments. The Fund's option activities may affect its costs.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund could cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

      The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market may advance and the value of the securities held in the Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

      The Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

      Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

      The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge." When the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it might enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

      The Fund will cover its short positions in these cases by identifying to its custodian bank assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. The Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. However, to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess.

      As one alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price.

      The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the Sub-Advisor might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

      The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce the Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

      At or before the maturity of a forward contract requiring the Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative the Fund might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The costs to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

      |_| Regulatory Aspects of Hedging Instruments. When using futures and options on futures, the Fund is required to operate within certain guidelines and restrictions with respect to the use of futures as established by the Commodities Futures Trading Commission (the "CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also use short futures and options on futures solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's advisor or Sub-Advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by the Fund's custodian bank.

      |X| Tax Aspects of Certain Hedging Instruments. Certain foreign currency exchange contracts in which the Fund may invest are treated as "Section 1256 contracts" under the Internal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss: (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2) gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

      Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment income available for distribution to its shareholders.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
      |_| 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or |_| more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are "fundamental" only if they are identified as such. The Fund's Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.

      |_| The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

      |_| The Fund cannot lend money or property to any person. However, the Fund can purchase fixed income securities consistent with the Fund's investment objective and policies. The Fund may also make loans of portfolio securities, in an amount that does not exceed one-third of the Fund's total assets. Additionally, the Fund can enter into repurchase agreements. For the purpose of this restriction, collateral arrangements with respect to stock options, options on securities and stock indices, stock index futures and options on such futures are not deemed to be loans of assets.

      |_| The Fund cannot its concentrate investments. That means it cannot invest 25% or more of its total assets in any industry.

      |_| The Fund cannot purchase real estate or in interests in real estate. However, the Fund can purchase or sell securities of companies that deal in real estate or interests in real estate.

      |_| The Fund cannot invest for the purpose of exercising control over management of any company.

      |_| The Fund cannot underwrite securities of other companies. A permitted exception is in case it is deemed to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

      |_| The Fund cannot invest or hold securities of any issuer if officers and directors of the Fund or its Manager or Sub-Advisor individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      |_| The Fund cannot invest in physical commodities or physical commodity contracts. However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus and Statement of Additional Information from time to time. The Fund can also buy and sell options futures, and securities or other instruments backed by physical commodities or whose investment return is linked to changes in the price of physical commodities.

      |_| The Fund cannot pledge, mortgage or hypothecate any of its assets. However, the Fund can pledge assets to secure permitted borrowings and in connection with collateral arrangements with respect to options and futures.

      |_| The Fund cannot issue senior securities, as defined in the Investment Company Act of 1940. However, the Fund can enter into repurchase agreements, lend its portfolio securities and borrow money from banks for temporary or emergency purposes.

      For purposes of the Fund's policy not to concentrate its investments as described above, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

      |X| Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Directors without shareholder approval.

      |_| The Fund cannot purchase oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs. However, the Fund can invest in securities of companies that invest in or sponsor such programs.

      |_| The Fund cannot purchase securities on margin (except for short-term loans that are necessary for the clearance of transactions) or make short sales of securities.

      Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. The Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.




How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company organized as a Maryland corporation in 1986. The Fund commenced its operations on February 13, 1987 as a closed-end investment company with a "dual-purpose" structure. The Fund originally had two objectives: (1) long-term capital appreciation and preservation of capital, and (2) current income and long-term growth of income. The Fund originally had common stock, denominated as "capital shares," and preferred stock, denominated as "income shares."

      Under the Fund's original dual-purpose structure, the capital shares were entitled to all of the Fund's gains and losses on its assets, and no Fund expenses were allocated to those shares. The income shares were entitled to all of the Fund's income and bore all of the Fund's operating expenses. The income shares were redeemed on January 31, 1997, and the Fund's dual-purpose structure was terminated.

      On March 3, 1997, the Fund was converted to an open-end management investment company with a single investment objective of capital appreciation. The outstanding capital shares of the Fund were re-denominated as Class A shares of common stock, which bear their allocable share of Fund expenses.

      The Fund is governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      |X| Classes of Shares. The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares: Class A, Class B, and Class C. All classes invest in the same investment portfolio. Each class of shares: o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Directors also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      |X| Meetings of Shareholders. Although the Fund is not required by Maryland law to hold annual meetings, it may hold shareholder meetings from time to time on important matters. The Fund's shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation of the Fund's parent corporation.

      The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. The Fund will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Fund receives a written request of the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting to call a meeting for a specified purpose (which might include the removal of a Director), the Fund will call a meeting of shareholders for that specified purpose.

      Shareholders of the different classes of the Fund vote together in the aggregate on certain matters at shareholders' meetings. Those matters include the election of Directors and ratification of appointment of the independent auditors. Shareholders of a particular series or class vote separately on proposals that affect that series or class. Shareholders of a series or class that is not affected by a proposal are not entitled to vote on the proposal. For example, only shareholders of a particular series vote on any material amendment to the investment advisory agreement for that series. Only shareholders of a particular class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class.

Directors and Officers of the Fund. The Fund's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. Directors denoted with an asterisk (*) below are deemed to be "interested persons" of the Fund under the Investment Company Act. All of the Directors are also trustees, directors or managing general partners of the following Oppenheimer funds:

Oppenheimer Quest Value Fund, Inc.,
Oppenheimer Quest For Value Funds, a series Fund having the following series:
    Oppenheimer Quest Small Cap Value Fund,
    Oppenheimer Quest Balanced Value Fund and
    Oppenheimer Quest Opportunity Value Fund,
Oppenheimer Quest Global Value Fund, Inc.,
Oppenheimer Quest Capital Value Fund, Inc.,
Rochester Portfolio Series, a series Fund having one series: Limited-Term New York Municipal
    Fund,
Rochester Fund Municipals,
Bond Fund Series, a series Fund having one series: Oppenheimer Convertible Securities Fund, and
Oppenheimer MidCap Fund

    Ms. Macaskill and Messrs. Bishop, Doll, Donohue, Farrar, Wixted and Zack, who are officers of the Fund, respectively hold the same offices of the other Oppenheimer funds listed above. As of February 1, 1999, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect shares held of record by an employee benefit plan for employees of the Manager other than shares beneficially owned under that plan by the officers of the Fund listed below. Ms. Macaskill and Mr. Donohue, are trustees of that plan.

Bridget A. Macaskill*, Chairman of the Board of Directors and President, Age: 50 Two World Trade Center, New York, New York 10048-0203 President (since June
1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June 1991) of HarbourView Asset Management Corp., an investment advisor subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August
1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; President and a director of other Oppenheimer funds; a director of Hillsdown Holdings plc (a U.K. food company), formerly (until October 1998) a director of NASDAQ Stock Market, Inc.

Paul Y. Clinton, Director, Age: 68
39 Blossom Avenue, Osterville, Massachusetts 02655
Principal of Clinton Management Associates, a financial and venture capital consulting firm; Trustee or Director of Capital Cash Management Trust, Narrangansett Tax-Free Fund, OCC Accumulation Trust, OCC Cash Reserves, investment companies; formerly Director, External Affairs, Kravco Corporation, a national real estate owner and property management corporation.

Thomas W. Courtney, Director, Age 65
833 Wyndemere Way, Naples, Florida 34105
Principal of Courtney Associates, Inc., a venture capital firm; Director or Trustee of OCC Cash Reserves, Inc., OCC Accumulation Trust, Cash Assets Trust, Hawaiian Tax-Free Trust and Tax Free Trust of Arizona, investment companies; Director of several privately owned corporations; former General Partner of Trivest Venture Fund, a private venture capital fund; former President of Investment Counseling Federated Investors, Inc., an investment advisory firm; former Director of Financial Analysts Federation.

Robert G. Galli, Director, Age: 65
19750 Beach Road, Jupiter, FL 33469
A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman of the Manager, OppenheimerFunds, Inc. (October 1995 to December 1997); Vice President (June 1990 to March 1994) and General Counsel of Oppenheimer Acquisition Corp.; Executive Vice President (December 1977 to October 1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director (July 1978 to October 1993) and General Counsel of the Distributor, OppenheimerFunds Distributor, Inc.; Executive Vice President and a director (April 1986 to October 1995) of HarbourView Asset Management Corp.; Vice President and a director (October 1988 to October 1993) of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager; and an officer of other Oppenheimer funds.

Lacy B. Herrmann, Director, Age: 69
380 Madison Avenue, Suite 2300, New York, New York 10017
Chairman and Chief Executive Officer of Aquila Management Corporation, the sponsoring organization and manager, administrator and/or sub-advisor to the following open-end investment companies, and Chairman of the Board of Trustees and President of each: Churchill Cash Reserves Trust, Aquila Cascadia Equity Fund, Pacific Capital Cash Assets Trust, Pacific Capital U.S. Treasuries Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust, Prime Cash Fund, Narragansett Insured Tax-Free Income Fund, Tax-Free Fund For Utah, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Trust of Oregon, Tax-Free Trust of Arizona, Hawaiian Tax-Free Trust, and Aquila Rocky Mountain Equity Fund; Vice President, Director, Secretary, and formerly Treasurer of Aquila Distributors, Inc., distributor of the above funds; President and Chairman of the Board of Trustees of Capital Cash Management Trust, and a former officer and Trustee/Director of its predecessors; President and Director of STCM Management Company, Inc., sponsor and advisor to Capital Cash Management Trust; Chairman, President and a Director of InCap Management Corporation, a fund sub-advisor and administrator; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, open-end investment companies; Trustee Emeritus of Brown University.

George Loft, Director, Age: 84
51 Herrick Road, Sharon, Connecticut 06069
Private Investor; Director of OCC Cash Reserves, Inc., and Trustee of OCC Accumulation Trust, open-end investment companies.

Robert C. Doll, Jr., Vice President, Age: 44
Two World Trade Center, New York, New York 10048-0203
Executive Vice President and Director (since January 1993) and Director of Investments (since January 1999) of the Manager; Vice President and a Director of Oppenheimer Acquisition Corp. (since September 1995); Executive Vice President of HarbourView Asset Management Corp. (since January 1993); an officer and portfolio manager of other Oppenheimer funds.

Andrew J. Donohue, Secretary, Age: 48
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corp., Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer
Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 39
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

Robert Bishop, Assistant Treasurer, Age: 40
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund
Controller for the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 33
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

Robert G. Zack, Assistant Secretary, Age: 50
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

    |X| Remuneration of Directors. The officers of the Fund and one Director, Ms. Macaskill, are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 1998. The table below also shows the total compensation from all of the Oppenheimer funds listed above, including the compensation from the Fund and two other funds that are not Oppenheimer funds but for which the Sub-Advisor acts as investment advisor. That amount represents compensation received as a director, trustee, or member of a committee of the Board during the calendar year 1998.

--------------------------------------------------------------------------------

                               Total Compensation
                                                           From all Oppenheimer
                                 Quest/Rochester
                   Aggregate           Retirement          Funds
                   Compensation        Benefits Accrued    (11 Funds)2 and Two
Director's Name    from the Fund 1     as Part of Fund     Other Funds3
                                       Expenses
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Paul Y. Clinton    $5,873              $1,442              $ 135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Thomas W. Courtney $5,483              $1,052              $ 135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Robert G. Galli    $1,9334             None                $ 113,383.33
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Lacy B. Herrmann   $5,988              $1,621              $ 135,100
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

George Loft        $6,132              $1,702              $ 135,100
--------------------------------------------------------------------------------

1. Aggregate compensation includes fees and any retirement plan benefits for a Director.
2. For the 1998 calendar year. Includes compensation for a portion of the year paid by Oppenheimer Quest Officers Value Fund, which was reorganized into another fund in June 1998. Each series of an investment company is considered a separate "fund" for this purpose. For Mr. Galli, compensation is for period from 6/2/98 to 12/31/98.
3. Includes compensation paid by two funds for which the Sub-Advisor acts as investment advisor. Those funds are not Oppenheimer funds and are not affiliated with the Oppenheimer funds, the Manager or the Distributor. The amount of aggregate compensation paid to certain Fund Directors by those two other funds was as follows: Mr. Clinton: $63,400; Mr. Courtney: $63,400; Mr.
   Hermann: $63,400; and Mr. Loft: $63,400.
4. For Mr. Galli, the aggregate compensation from the Fund is for the period from 6/2/98 to 10/31/98. His total compensation for the 1998 calendar year also includes compensation from 20 other Oppenheimer funds for which he serves as a Trustee or Director.

      |X| Retirement Plan for Directors. The Fund has adopted a retirement plan that provides for payments to retired Directors. Payments are up to 80% of the average compensation paid during a Director's five years of service in which the highest compensation was received. A Director must serve as Director for any of the Oppenheimer Quest/Rochester/MidCap funds listed above for at least 15 years to be eligible for the maximum payment. Each Director's retirement benefits will depend on the amount of the Director's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

    |X| Deferred Compensation Plan for Directors. The Board of Directors has adopted a Deferred Compensation Plan for disinterested directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds.

    Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the fund to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Director under the plan without shareholder approval for the limited purpose of determining the value of the Director's deferred fee account.

    |X| Major Shareholders. As of February 1, 1999, the only persons who owned of record or were known by the Fund to own of record 5% or more of any class of the Fund's outstanding shares were:

    Smith Barney, Inc., 388 Greenwich Street, New York, New York 10013, which owned 562,777.794 Class A shares (equal to approximately 7.09% of the Class A shares then outstanding) for the benefit of its customers;

    Charles Schwab & Co., Inc., 101 Montgomery Street, Floor 10, San Francisco, California 94104-4122, which owned 403,879.085 Class A shares (equal to approximately 5.09% of the Class A shares then outstanding) for the benefit of its customers; and

    Merrill Lynch Pierce Fenner & Smith Inc., 4800 Deer Lake Drive East, Floor 3, Jacksonville, Florida 32246-6484, which owned 27,423.560 Class B shares (equal to approximately 7.33% of the Class B shares then outstanding) for the benefit of its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. The Manager became the Fund's investment advisor February 28, 1997. The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

    |X| The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager handles the Fund's day-to-day business and permits the Manager to enter into sub-advisory agreements with other registered investment advisors to obtain specialized services for the Fund, as long as the Fund is not obligated to pay any additional fees for those services. The Manager has retained the Sub-Advisor pursuant to a separate Sub-Advisory Agreement, under which the Sub-Advisor buys and sells portfolio securities for the Fund. The portfolio manager of the Fund is employed by the Sub-Advisor and is the person who is principally responsible for the day-to-day management of the Fund's portfolio, as described below.

    The investment advisory agreement between the Fund and the Manager requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund. The Manager also calculates the Fund's net asset value without additional compensation.

    The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to calculation of the Fund's net asset values per share, interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

    The investment advisory agreement provides that the Manager will waive a portion of its advisory fee for a period of two years from February 28, 1997. Under that provision, the Manager waived the portion of its fee equal to 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. That provision will terminate effective February 28, 1999, and the Fund will pay the management fees at the full rate set forth in the Prospectus.

--------------------------------------------------------------------------------
                              Gross Management Fee
                           Management Fees Paid to     (without giving effect
Fiscal Year ended 10/31:   OppenheimerFunds, Inc.2      to Manager's waiver)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         19971                    $2,670,444                 $3,312,119
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          1998                    $2,223,087                 $2,871,810
--------------------------------------------------------------------------------

1. For the portion of the 1997 fiscal period commencing February 28, 1997, when the Manager became the Fund's investment advisor. The Fund changed its fiscal year from December 31 to October 31 during that fiscal period. For the period from January 1, 1996 to December 31, 1996, the Fund paid an advisory fee of $4,916,973 and an administrative fee of $883,395 to the Sub-Advisor, which was then the Fund's investment advisor. For the portion of the 1997 fiscal period from January 1, 1997 to February 28, 1997, the Fund paid an advisory fee of $730,855 and an administrative fee of $130,006 to the Sub-Advisor, which was then the Fund's investment advisor.
2. Amounts are shown net of the Manager's waiver of a portion of its fee, as described above.

    The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the names "Oppenheimer" and "Quest for Value" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the right of the Fund to use the names "Oppenheimer" or "Quest for Value" as part of its name.

The Sub-Advisor. The Sub-Advisor is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor. From the Fund's inception on April 30, 1980, until November 22, 1995, the Sub-Advisor (which was then named Quest for Value Advisors) or the Sub-Advisor's parent served as the Fund's investment advisor. The Sub-Advisor acts as investment advisor to other investment companies and for other investors.

      On November 4, 1997, PIMCO Advisors L.P., a registered investment advisor with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Advisor. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors. As a result, Oppenheimer Capital and the Sub-Advisor became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an New York Stock Exchange-listed Delaware limited partnership of which PIMCO Partners, G.P. is the sole general partner.

      PIMCO Partners, G.P. beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) more than 80% of the units of limited partnership of PIMCO Advisors. PIMCO Partners, G.P. has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

      The managing general partner of PIMCO Partners, G.P. is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

      PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO Partners G.P. has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO Partners, G.P., as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

      |X| The Sub-Advisory Agreement. Under the Sub-Advisory Agreement between the Manager and the Sub-Advisor, the Sub-Advisor shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities and the property comprising the assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Advisor agrees not to change the portfolio manager of the Fund without the written approval of the Manager. The Sub-Advisor also agrees to provide assistance in the distribution and marketing of the Fund.

      Under the Sub-Advisory Agreement, the Manager pays the Sub-Advisor an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Advisor under the Sub-Advisory agreement is paid by the Manager, not by the Fund. The fee is equal to 40% of the investment advisory fee collected by the Manager from the Fund based on the total net assets of the Fund as of February 28, 1997 (the "Base Amount") that remained in the Fund 120 days later, plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the Fund that exceed the Base Amount. In each case the fee is calculated after any waivers by the Manager of its fee.

      The Sub-Advisory Agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Advisor shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Fund's investment advisory agreement with the Manager and the Sub-Advisory Agreement contain provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager and the Sub-Advisor are authorized to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act. They may employ broker-dealers that they think, in their best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable.

    The Manager and the Sub-Advisor need not seek competitive commission bidding. However, they are expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

      The Manager and the Sub-Advisor may select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager, the Sub-Advisor or their respective affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would charge, if the Manager or Sub-Advisor, as applicable, makes a good faith determination that the commission is fair and reasonable in relation to the services provided. Subject to those considerations, as a factor in selecting brokers for the Fund's portfolio transactions, the Manager and the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

      The Sub-Advisory Agreement permits the Sub-Advisor to enter into "soft-dollar" arrangements through the agency of third parties to obtain services for the Fund. Pursuant to these arrangements, the Sub-Advisor will undertake to place brokerage business with broker-dealers that pay third parties that provide services. Any such "soft-dollar" arrangements will be made in accordance with policies adopted by the Fund's Board of Directors and in compliance with applicable law.

Brokerage Practices. Brokerage for the Fund is allocated subject to the provisions of the investment advisory agreement and the Sub-Advisory agreement and the procedures and rules described above. Generally, the Sub-Advisor's portfolio traders allocate brokerage based upon recommendations from the Fund's portfolio manager. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor's executive officers supervise the allocation of brokerage.

    Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so.

     The Sub-Advisor serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Advisor to allocate purchase or sale transactions among the Fund and other clients whose assets it manages in a manner it deems equitable. In making those allocations, the Sub-Advisor considers several main factors, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and each other client's accounts.

     When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Advisor or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker (these are called "free trades") usually will have its order executed first. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price. Purchases are combined where possible for the purpose of negotiating brokerage commissions. In some cases that practice might have a detrimental effect on the price or volume of the security in a particular transaction for the Fund.

    Most purchases of debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless the Sub-Advisor determines that a better price or execution can be obtained by using the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

    The investment advisory agreement and the Sub-Advisory agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Sub-Advisor and its affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Sub-Advisor's other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

    Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

    The research services provided by brokers broadens the scope and supplements the research activities of the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Sub-Advisor provides information to the Manager and the Board about the commissions paid to brokers furnishing such services, together with the Sub-Advisor's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

    Because the Sub-Advisor was an affiliate of Oppenheimer & Co., Inc., a broker-dealer ("OpCo"), until November 3, 1997, the table below includes information about brokerage commissions paid to OpCo for the Fund's portfolio transactions.

--------------------------------------------------------------------------------
                                Total $ Amount of
               Total                                   Transactions for Which
               Brokerage    Brokerage Commissions      Brokerage Commissions
Fiscal Year    Commissions  Paid to OpCo:              Were Paid to OpCo:
Ended:         Paid1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Dollar       % of Total    Dollar       % of Total
                            Amount                     Amount
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   12/31/96    $1,040,957   $319,406     30.7%         $245,963,037 31.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   10/31/97    $772,516     $264,046     34.2%         $158,017,489 19.6%
------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   10/31/98    $373,1162
--------------------------------------------------------------------------------

1. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2. In the fiscal year ended 10/31/98, the amount of transactions directed to brokers for research services was $8,716,480 and the amount of the commissions paid to broker-dealers for those services was $6,300.


Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of shares of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

    The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund's three most recent fiscal years is shown in the table below.

--------------------------------------------------------------------------------


           Aggregate    Class A       Commissions    Commissions  Commissions
Fiscal     Front-End    Front-End     on Class A     on Class B   on Class C
Year       Sales        Sales         Shares         Shares       Shares
Ended      Charges on   Charges       Advanced by    Advanced by  Advanced by
10/31:     Class A      Retained by   Distributor1   Distributor1 Distributor1
           Shares       Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  19972      $117,049      $21,937       $ 1,721       $40,420       $ 4,312
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998      $330,196      $99,219       $27,620       $291,004      $22,732
--------------------------------------------------------------------------------
1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.
2. For the period from 2/28/97 to 10/31/97. The Fund's shares were not sold subject to a sales charge prior to its conversion to an open-end fund and prior to the commencement of the Fund's offering by the Distributor on 3/3/97.

--------------------------------------------------------------------------------

            Class A Contingent    Class B Contingent    Class C Contingent
Fiscal      Deferred Sales        Deferred Sales        Deferred Sales Charges
Year  Ended Charges Retained by   Charges Retained by   Retained by Distributor
10/31       Distributor           Distributor
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
   1998              $0                  $7,353                   $0
--------------------------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted Distribution and Service Plans for Class A, Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund compensates the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of Directors, including a majority of the Independent Directors1, cast in person at a meeting called for the purpose of voting on that plan. The Class A plan has been approved by a vote of the Fund's shareholders and the Class B and Class C plans have been approved by the Manager as the sole initial shareholder of those classes.

    Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

    Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

    The Board of Directors and the Independent Directors must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a "majority" (as defined in the Investment Company Act) of the shares of each class, voting separately by class.

    While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Directors at least quarterly for its review. The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Directors.

    Each plan states that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

    Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Directors. The Board of Directors has set no minimum amount of assets to qualify for payments under the plans.

    |X| Service Plans. Under the service plans, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold shares of a particular Class, A, B or C. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The service plans permits compensation to the Distributor at a rate of up to 0.25% of average annual net assets of the applicable class. The Board has set the rate at that level. While the plans permit the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of shares of the applicable class held in the accounts of the recipients or their customers.

    |X| Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans compensate the Distributor at a flat rate for its services and costs in distributing shares and servicing accounts, whether the Distributor's expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services recipients provide are similar to the services provided under the service plan described above.

      The plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

    Under the Class A plan, the Distributor currently pays all of the asset-based sales charge to brokers, dealers and financial institutions. The
Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge it receives on Class C shares as an ongoing commission to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commissions and service fee in advance at the time of purchase.

    The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class A, Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor: o pays sales commissions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o may finance payment of sales commissions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of shares, and
o bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

    For the fiscal year ended October 31, 1998 payments under the Class A plan totaled $1,405,206, (including $2,109 paid to an affiliate of the Distributor's parent company).

    For the fiscal year ended October 31, 1998, payments under the Class B plan totaled $45,629. The Distributor retained $43,422 of the total amount.

    For the fiscal year ended October 31, 1998, payments under the Class C plan totaled $15,759. The Distributor retained $13,898 of the total amount.

    The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. As of October 31, 1998, the Distributor had incurred unreimbursed expenses under the Class B plan in the amount of $376,529 (equal to 3.94% of the Fund's net assets represented by Class B shares on that date) and unreimbursed expenses under the Class C plan of $40,709 (equal to 1.37% of the Fund's net assets represented by Class C shares on that date). If a plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

    All payments under the plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include "cumulative total return," "average annual total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how total returns are calculated is set forth below. The charts below show the Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1-800-525-7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

      Use of standardized performance calculations enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:

      |_| Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
      |_| The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.
      |_| An investment in the Fund is not insured by the FDIC or any other government agency.
      |_| The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
      |_| When an investor's shares are redeemed, they may be worth more or less than their original cost.
      |_| Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund's investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

      |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

      The historical performance of Class A shares is restated to reflect the fees and expenses of Class A that were in effect as of March 3, 1997, without giving effect to any fee waivers, to reflect the re-denomination of the Fund's prior capital shares (which bore no expenses) as Class A shares after the Fund converted to an open-end investment company.

            |_| Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

------------------------------------------------------------------------------
                               (       )1/n
                               (ERV    )
                               (-------)
                               (P      ) -1 = Average Total Return
------------------------------------------------------------------------------

            |_| Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------
                              ERV - P
                              ------
                                P      = Total Return
------------------------------------------------------------------------------

            |_| Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

--------------------------------------------------------------------------------

            The Fund's Total Returns for the Periods Ended 10/31/98
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Cumulative Total              Average Annual Total Returns
Class of  Returns (10
Shares    years or Life of
          Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                   5-Year           10-Year
                                 1-Year              (or              (or
                                               life-of-class)    life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          After    Without  After    Without  After    Without  After   Without
          Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
          Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A   393.85%  424.00%    6.77%  13.28%   12.39%   13.73%   17.32%1 18.01%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                       8.72%  12.55%   12.94%2  14.83%2  N/A     N/A
          22.40%2  25.82%3
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C     25.79%          11.72%   12.49%   14.81%3  14.81%3  N/A     N/A
                   25.79%3
--------------------------------------------------------------------------------
1. Inception of Class A:      2/13/87.  Class A returns have been restated, as
described above, to reflect Class A fees and expenses that were in effect on 3/3/97, when the offering of the Fund's Class A shares as an open-end fund commenced.
2. Inception of Class B:      3/3/97
3. Inception of Class C:      3/3/97

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X| Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. Lipper currently ranks the Fund's performance against all other growth funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

      |X| Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among domestic stock funds.

      Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund's (or class's) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund's sales charges and expenses. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10% of funds in a category), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). The current star ranking is the fund's (or class's) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%
respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

      The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments and investment style, rather than how a fund defines its investment objective. Morningstar's four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      |X| Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


------------------------------------------------------------------------------
A B O U T   Y O U R   A C C O U N T
------------------------------------------------------------------------------

How to Buy Shares

      Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix C contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix C to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

      |X| Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together:
                  |_|  Class  A  and  Class  B  shares  you  purchase  for  your
            individual accounts, or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors,
         |_|current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
         |_|Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

      |X| The  Oppenheimer  Funds.  The  Oppenheimer  funds are  those  mutual
funds  for   which   the   Distributor   acts  as  the   distributor   or  the
sub-distributor and currently include the following:

Oppenheimer Bond Fund                   Oppenheimer Limited-Term Government Fund
Oppenheimer Capital Appreciation Fund   Oppenheimer   Main   Street   California
                                        Municipal Fund
Oppenheimer California Municipal Fund   Oppenheimer  Main Street Growth & Income
                                        Fund
Oppenheimer Champion Income Fund Oppenheimer MidCap Fund Oppenheimer Convertible Securities Fund Oppenheimer Multiple Strategies Fund Oppenheimer Developing Markets Fund Oppenheimer Municipal Bond Fund Oppenheimer Disciplined Allocation Fund Oppenheimer New York Municipal Fund Oppenheimer Disciplined Value Fund Oppenheimer New Jersey Municipal Fund Oppenheimer Discovery Fund Oppenheimer Pennsylvania Municipal Fund Oppenheimer Enterprise Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Equity Income Fund Oppenheimer Quest Capital Value Fund,
                                        Inc.
Oppenheimer Florida Municipal Fund      Oppenheimer  Quest  Global  Value  Fund,
                                        Inc.
Oppenheimer Global Fund Oppenheimer Quest Opportunity Value Fund Oppenheimer Global Growth & Income Fund Oppenheimer Quest Small Cap Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Value Fund, Inc. Fund Oppenheimer Growth Fund Oppenheimer Real Asset Fund Oppenheimer High Yield Fund Oppenheimer Strategic Income Fund Oppenheimer Insured Municipal Fund Oppenheimer Total Return Fund, Inc. Oppenheimer Intermediate Municipal Fund Oppenheimer U.S. Government Trust Oppenheimer International Bond Fund Oppenheimer World Bond Fund Oppenheimer International Growth Fund Limited-Term New York Municipal Fund Oppenheimer International Small Rochester Fund Municipals Company Fund Oppenheimer Large Cap Growth Fund

and the following money market funds:

Centennial America Fund, L. P.          Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

      |X| Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

      A Letter of Intent is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"). At the investor's request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |X|  Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or
             (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (minimum $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited, normally four to five business days prior to the investment dates selected in the Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

      Before initiating Asset Builder payments, obtain a prospectus of the selected fund(s) from the Distributor or your financial advisor and request an application from the Distributor, complete it and return it. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 15 days) after receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of retirement plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan's applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to a class of shares and the dividends payable on a class of shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class A, Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares are normally sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

      The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

      |X| Class B Conversion. The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax advisor, to the effect that the conversion of Class B shares does not constitute a taxable event for the shareholder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      |X| Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

      Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund's net asset values will not be calculated on those days, and the values of some of the Fund's portfolio securities may change significantly on those days when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund's calculation of its net asset values that day unless the Board of Directors determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

      |X|   Securities   Valuation.   The  Fund's  Board  of   Directors   has
established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

      |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)   if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
      |_|  Equity   securities  traded  on  a  foreign   securities   exchange
generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing service  approved by the
               Board of Directors, or
(2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3) at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
      |_| Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
      |_| The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry: (1) debt instruments that have a maturity of more than 397 days when issued,
(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money  market debt  instruments  that had a maturity of 397 days or less when  issued and which  have a  remaining  maturity  of 60 days or less.
      |_|  The  following   securities  are  valued  at  cost,   adjusted  for
amortization of premiums and accretion of discounts:
(1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
      |_| Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

      Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
|_|   Class A shares  purchased  subject to an initial sales charge or Class A
         shares on which a contingent deferred sales charge was paid, or |_| Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2) state the owner's awareness of tax penalties if the distribution is premature; and
(3) conform to the requirements of the plan and the Fund's other redemption requirements.

      Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

      Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

      To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1-800-525-7048.
      |_| All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
      |_| Oppenheimer Main Street California Municipal Fund currently offers only Class A and Class B shares.
      |_| Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401 (k) plans.
      |_| Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other Fund.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge.

      Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange of Class M shares. No other exchanges may be made to Class M shares.

      Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      |X| How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |_| Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

      |_| Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a Prospectus of that fund before the exchange request may be submitted. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |_| Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is because of the effect of the higher asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of each class of shares.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

      Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Directors and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

      If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's
Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's
shareholder  registry  and  shareholder   accounting  records,  and  for  paying
dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. The Fund pays the Transfer Agent a fixed annual maintenance fee for each shareholder account and reimburses the Transfer Agent for its out-of-pocket expenses. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Accountants. PricewaterhouseCoopers, LLP are the independent accountants of the Fund. They audit the Fund's financial statements and perform other related audit services. They also act as accountants for certain other funds advised by the Manager and its affiliates.

  ----------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Capital Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. (the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--79.9%
--------------------------------------------------------------------------------
Consumer Cyclicals--8.6%
--------------------------------------------------------------------------------
Leisure & Entertainment--4.7%
Tricon Global Restaurants, Inc.(1)                       300,000     $13,050,000
--------------------------------------------------------------------------------
Retail: Specialty--3.9%
Fred Meyer, Inc.(1)                                      200,000      10,662,500
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--7.6%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.6%
Allegiance Corp.                                         559,500      20,806,406
--------------------------------------------------------------------------------
Energy--2.9%
--------------------------------------------------------------------------------
Oil-Integrated--2.9%
PanCanadian Petroleum Ltd.                               600,000       7,896,271
--------------------------------------------------------------------------------
Financial--27.2%
--------------------------------------------------------------------------------
Diversified Financial--12.5%
Countrywide Credit Industries, Inc.                      300,000      12,956,250
--------------------------------------------------------------------------------
H&R Block, Inc.                                          475,000      21,285,938
                                                                    ------------
                                                                      34,242,188

--------------------------------------------------------------------------------
Insurance--14.7%
ACE Ltd.                                                 375,000      12,703,125
--------------------------------------------------------------------------------
Exel Ltd., Cl. A                                         363,870      27,813,313
                                                                    ------------
                                                                      40,516,438

--------------------------------------------------------------------------------
Industrial--9.7%
--------------------------------------------------------------------------------
Manufacturing--4.8%
LucasVarity plc, ADR                                     380,000      13,300,000
--------------------------------------------------------------------------------
Transportation--4.9%
Canadian Pacific Ltd. (New)                              600,000      13,575,000
--------------------------------------------------------------------------------
Technology--12.5%
--------------------------------------------------------------------------------
Telecommunications/Technology--12.5%
General Instrument Corp.(1)                              246,000       6,319,125
--------------------------------------------------------------------------------
Tele-Communications, Inc. (New),
TCI Ventures Group, A Shares(1)                        1,500,000      27,937,500
                                                                    ------------
                                                                      34,256,625


                 13 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Utilities--11.4%
--------------------------------------------------------------------------------
Electric Utilities--1.4%
Niagara Mohawk Power Corp.(1)                            265,000      $3,875,625
--------------------------------------------------------------------------------
Telephone Utilities--10.0%
MCI WorldCom, Inc.(1)                                    500,000      27,625,000
                                                                    ------------
Total Common Stocks (Cost $128,525,400)                              219,806,053

                                                     Face
                                                     Amount
================================================================================
Short-Term Notes--19.0%(2)
--------------------------------------------------------------------------------
American Express Credit Corp., 5.28%, 11/3/98        $10,000,000       9,997,067
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.78%, 11/18/98                8,040,000       8,021,852
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 2,725,000       2,724,591
--------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                  120,000         119,495
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.08%, 11/20/98      12,532,000      12,498,400
--------------------------------------------------------------------------------
Household Finance Corp., 5.28%, 11/9/98                9,099,000       9,088,324
--------------------------------------------------------------------------------
John Deere Capital Corp., 5.27%, 11/9/98              10,000,000       9,988,289
                                                                    ------------
Total Short-Term Notes (Cost $52,438,018)                             52,438,018

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $180,963,418)             98.9%    272,244,071
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              1.1       2,958,684
                                                          ------    ------------
Net Assets                                                 100.0%   $275,202,755
                                                          ======    ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                 14 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $180,963,418)--see
accompanying statement                                              $272,244,071
--------------------------------------------------------------------------------
Cash                                                                       5,772
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                       3,907,106
Interest and dividends                                                   200,405
Shares of capital stock sold                                             200,265
Other                                                                    331,838
                                                                    ------------
Total assets                                                         276,889,457

================================================================================
Liabilities
Payables and other liabilities:
Shares of capital stock redeemed                                       1,031,950
Redemption of income certificates                                        495,045
Distribution and service plan fees                                        54,472
Transfer and shareholder servicing agent fees                             22,554
Directors' fees                                                            5,817
Dividends                                                                  3,490
Other                                                                     73,374
                                                                    ------------
Total liabilities                                                      1,686,702

================================================================================
Net Assets                                                          $275,202,755
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                                        $858
--------------------------------------------------------------------------------
Additional paid-in capital                                           174,670,637
--------------------------------------------------------------------------------
Undistributed net investment income                                      307,305
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               8,943,302
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    91,280,653
                                                                    ------------
Net assets                                                          $275,202,755
                                                                    ============

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets
of $262,668,893 and 8,180,887 shares of capital stock outstanding)        $32.11

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $34.07

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,561,755 and 301,575 shares of capital stock outstanding) $31.71

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,972,107 and 93,666 shares of capital stock outstanding)  $31.73

See accompanying Notes to Financial Statements.


                 15 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $124,795)             $2,590,836
--------------------------------------------------------------------------------
Interest                                                              1,492,576
                                                                   ------------
Total income                                                          4,083,412

================================================================================
Expenses
Management fees--Note 4                                               2,871,810
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,405,206
Class B                                                                  45,629
Class C                                                                  15,759
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   212,625
--------------------------------------------------------------------------------
Registration and filing fees                                            113,807
--------------------------------------------------------------------------------
Shareholder reports                                                      69,618
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              28,350
--------------------------------------------------------------------------------
Directors' fees and expenses                                             25,409
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,350
--------------------------------------------------------------------------------
Other                                                                    35,846
                                                                   ------------
Total expenses                                                        4,826,409
Less reimbursement of expenses by
OppenheimerFunds, Inc.--Note 4                                       (1,070,287)
                                                                   ------------
Net expenses                                                          3,756,122

================================================================================
Net Investment Income                                                   327,290
================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      8,958,278
--------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on investments                                          27,834,805
                                                                   ------------
Net realized and unrealized gain                                     36,793,083

================================================================================
Net Increase in Net Assets Resulting from Operations                $37,120,373
                                                                   ============

See accompanying Notes to Financial Statements.


                 16 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Year Ended October 31,
                                                              1998             1997(1)
============================================================================================
Operations
Net investment income                                         $     327,290    $   4,621,550
--------------------------------------------------------------------------------------------
Net realized gain                                                 8,958,278      112,202,017
--------------------------------------------------------------------------------------------
Provision/reduction of income taxes on capital gains                     --          101,806
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            27,834,805      (81,440,121)
                                                              -------------    -------------
Net increase in net assets resulting from operations             37,120,373       35,485,252

============================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                          (1,033,878)      (1,463,750)
Class B                                                              (2,195)              --
Class C                                                                (816)              --
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                        (111,344,042)              --
Class B                                                            (438,272)              --
Class C                                                            (247,999)              --

============================================================================================
Capital Stock Transactions
Net increase (decrease) in net assets resulting from
capital stock transactions--Note 2:
Class A                                                          (5,120,973)    (361,670,071)
Class B                                                           8,589,646        1,137,545
Class C                                                           2,372,167          743,541
Redemption of income shares                                              --     (208,857,924)

============================================================================================
Net Assets
Total decrease                                                  (70,105,989)    (534,625,407)
--------------------------------------------------------------------------------------------
Beginning of period                                             345,308,744      879,934,151
                                                              -------------    -------------
End of period (including undistributed net investment
income of $307,305 and $1,025,380, respectively)              $ 275,202,755    $ 345,308,744
                                                              =============    =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

See accompanying Notes to Financial Statements.


                 17 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                         Class A
                                                         ------------------------------------------------------------------
                                                         Year Ended October 31,               Year Ended December 31,
                                                         1998            1997(2)              1996               1995
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $41.63          $37.25               $33.65             $25.79
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .05             .44                   --                 --
Net realized and unrealized gain (loss)                    4.28            3.93                 6.91               9.46
Provision/reduction for corporate income
taxes on net realized long-term capital gain                 --             .01                (3.31)             (1.57)
                                                         ------          ------               ------             ------
Total income (loss) from investment operations             4.33            4.38                 3.60               7.89
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.13)             --                   --                 --
Distributions from net realized gain                     (13.72)             --                   --                 --
Distributions from net realized short-term gain              --              --                   --               (.03)
                                                         ------          ------               ------             ------
Total dividends and distributions to shareholders        (13.85)             --                   --               (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $32.11          $41.63               $37.25             $33.65
                                                         ======          ======               ======             ======
Market value, end of period                                 N/A             N/A               $36.13             $31.88
                                                         ======          ======               ======             ======
===========================================================================================================================
Total Return, at Net Asset Value(4)                       13.28%          11.76%               20.46%(3)          36.68%(3)

===========================================================================================================================
Total Return, at Market Value(5)                            N/A             N/A                23.63%             45.58%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $262,669        $343,329             $879,934           $815,179
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $280,821        $434,401             $883,395                N/A
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.13%           1.28%(6)(8)          2.82%              3.20%
Expenses, before voluntary assumption
or reimbursement by the Manager                            1.67%           1.54%(6)(8)          0.72%(7)           0.73%
Expenses, net of voluntary assumption
or reimbursement by the Manager                            1.29%           1.11%(6)(8)           N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 30.2%           33.8%                  74%                72%

1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

3. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993 would have been 18.25%, 34.20%, (3.11)% and 7.32%, respectively.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one


                 18 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                     Class B                  Class C
                                                      ----------------------         ----------------------   ----------------------
                                                                                     Year Ended October 31,   Year Ended October 31,
                                                      1994            1993           1998        1997(1)      1998        1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $27.09          $26.29         $41.41      $37.04       $41.42      $37.04
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --              --           (.06)        .01         (.13)        .01
Net realized and unrealized gain (loss)                 (.38)           2.45           4.15        4.36         4.21        4.37
Provision/reduction for corporate income
taxes on net realized long-term capital gain            (.53)          (1.43)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total income (loss) from investment operations          (.91)           1.02           4.09        4.37         4.08        4.38
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      --              --           (.07)         --         (.05)         --
Distributions from net realized gain                      --              --         (13.72)         --       (13.72)         --
Distributions from net realized short-term gain         (.39)           (.22)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total dividends and distributions to shareholders       (.39)           (.22)        (13.79)         --       (13.77)         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $25.79          $27.09         $31.71      $41.41       $31.73      $41.42
                                                      ======          ======         ======      ======       ======      ======
Market value, end of period                           $23.00          $23.75            N/A         N/A          N/A         N/A
                                                      ======          ======         ======      ======       ======      ======
================================================================================================================================
Total Return, at Net Asset Value(4)                    (1.29)%(3)       9.34%(3)      12.54%      11.80%       12.49%      11.82%

================================================================================================================================
Total Return, at Market Value(5)                        0.89%          10.50%           N/A         N/A          N/A         N/A

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $673,742        $696,803         $9,562      $1,208       $2,972        $773
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        N/A             N/A         $4,586        $552       $1,582        $372
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   3.47%           3.29%         (0.57)%      0.07%(6)    (0.58)%      0.06%(6)
Expenses, before voluntary assumption
or reimbursement by the Manager                         0.74%           0.74%          2.24%       2.14%(6)     2.23%       2.13%(6)
Expenses, net of voluntary assumption
or reimbursement by the Manager                          N/A             N/A           2.01%       1.86%(6)     2.01%       1.85%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                45%             51%          30.2%       33.8%        30.2%       33.8%

full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $77,468,971 and $209,752,585, respectively.

See accompanying Notes to Financial Statements


                 19 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund invests in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                 20 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1998, a provision of $5,817 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $5,817 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                 21 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,476.
Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 22 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                                   Year Ended October 31, 1998         Period Ended October 31, 1997(1)
                                   ------------------------------      --------------------------------
                                   Shares           Amount             Shares             Amount
-------------------------------------------------------------------------------------------------------
Class A:
Sold                                     945,259    $  29,059,913            487,331      $  16,807,176
Dividends and distribution
reinvested                             1,567,868       46,330,517                 --                 --
Redeemed                              (2,579,261)     (80,511,403)       (10,244,612)      (378,477,247)
                                   -------------    -------------      -------------      -------------
Net decrease                             (66,134)   $  (5,120,973)        (9,757,281)     $(361,670,071)
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class B:
Sold                                     356,498    $  11,089,979             29,862      $   1,164,926
Dividends and distribution
reinvested                                13,702          402,300                 --                 --
Redeemed                                 (97,788)      (2,902,633)              (699)           (27,381)
                                   -------------    -------------      -------------      -------------
Net increase                             272,412    $   8,589,646             29,163      $   1,137,545
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class C:
Sold                                      85,612    $   2,722,308             22,769      $     916,393
Dividends and distribution
reinvested                                 5,959          175,123                 --                 --
Redeemed                                 (16,559)        (525,264)            (4,115)          (172,852)
                                   -------------    -------------      -------------      -------------
Net increase                              75,012    $   2,372,167             18,654      $     743,541
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Income Shares:
Redeemed                                      --               --         18,004,302      $ 208,857,924
                                   =============    =============      =============      =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

================================================================================
3. Unrealized Gains and Losses on Investments

As of October 31, 1998, net unrealized appreciation on investments of $91,280,653 was composed of gross appreciation of $92,283,087, and gross depreciation of $1,002,434.


23  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets, 0.90% of the next $400 million and 0.85% of average daily net assets over $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the year ended October 31, 1998, the waiver amounted to $648,723. The Fund's management fee for the year ended October 31, 1998, was 1.00% of the average annual net assets for Class A, Class B and Class C shares.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $885,761 to the Sub-Advisor.

               For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $330,196, of which $99,219 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $27,620, $291,004 and $22,732. The amount paid to an affiliated broker/dealer for Class B shares was $15,131. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $7,353 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $197,200. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each Fund shareholder account.


24  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the year ended October 31, 1998, the waiver amounted to $421,564. During the year ended October 31, 1998, OFDI paid $2,109 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI retained $43,422 and $13,898, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $376,529 for Class B and $40,709 for Class C.


                 25 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.


                 26 Oppenheimer Quest Capital Value Fund, Inc.

                                     A-5
                                  Appendix A

------------------------------------------------------------------------------
                              RATINGS DEFINITIONS
------------------------------------------------------------------------------

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.


Standard & Poor's Rating Services
------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2: Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  Exhibits  adequate  protection  parameters.   However,   adverse  economic
conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch IBCA, Inc.
------------------------------------------------------------------------------

International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default.  Securities are not meeting  current  obligations and
are  extremely  speculative.   "DDD"  designates  the  highest  potential  for
recovery of amounts outstanding on any securities involved.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the rating category. Plus and minus signs are not added to the "AAA" category or to categories below "CCC."

International Short-Term Credit Ratings

F1: Highest credit quality. Strongest capacity for timely payment. May have an added "+" to denote exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in higher ratings.

F3: Fair credit quality. Capacity for timely payment is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:  High  default  risk.   Default  is  a  real   possibility,   Capacity  for
meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

Duff & Phelps Credit Rating Co. Ratings
------------------------------------------------------------------------------

Long-Term Debt and Preferred Stock
AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A & A-: Protection factors are average but adequate. However, risk factors are more variable in periods of greater economic stress.

BBB+, BBB & BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB & BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions. Overall quality may move up or down frequently within the category.

B+, B & B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher of lower rating grade.

CCC: Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP:  Preferred stock with dividend arrearages.

Short-Term Debt:
High Grade:
D-1+: Highest certainty of timely payment. Safety is just below risk-free U.S. Treasury short-term debt.

D-1: Very high certainty of timely payment. Risk factors are minor.

D-1-: High certainty of timely payment. Risk factors are very small.

Good Grade:
D-2: Good certainty of timely payment. Risk factors are small.

Satisfactory Grade:
D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

Non-Investment Grade:
D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service.
Default:
D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                     B-1
                                  Appendix B

------------------------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------------------------

Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

------------------------------------------------------------------------------
Appendix C
------------------------------------------------------------------------------

------------------------------------------------------------------------------
        OppenheimerFunds Special Sales Charge Arrangements and Waivers
------------------------------------------------------------------------------

      In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived. That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

      Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds that were merged into or became Oppenheimer funds.

      For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal
         Revenue Code,
(2) non-qualified deferred compensation plans, (3) employee benefit plans2 (4) Group Retirement Plans3 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs,
         Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

      The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
--------------
1. Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2. An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class A shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
3. The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor enabling those plans to purchase Class A shares at net asset value but subject to the Class A contingent deferred sales charge.

--------------------------------------------------------------------------------
  I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable commission described in the Prospectus under "Class A Contingent Deferred Sales Charge."2 This waiver provision applies to: |_| Purchases of Class A shares aggregating $1 million or more. |_| Purchases by a Retirement Plan (other than an IRA or 403(b)(7)
         custodial plan) that:
(1)   buys shares costing $500,000 or more, or
(2) has, at the time of purchase, 100 or more eligible employees or total plan assets of $500,000 or more, or
(3) certifies to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases  by  an   OppenheimerFunds-sponsored   Rollover  IRA,  if  the
         purchases are made:
(1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_| Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
(1)   The record  keeping is performed by Merrill Lynch Pierce Fenner & Smith,
            Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and (b) funds advised or managed by MLAM (the funds described in (a) and (b) are referred to as "Applicable Investments").
(2)   The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
(3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_| Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before May 1, 1999.


------------------------------------------------------------------------------
          II. Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no commissions are paid by the Distributor on such purchases): |_| The Manager or its affiliates. |_| Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_| Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_| Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered  representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_| Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_| Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment  advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_| Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_| Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_| A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_| Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
         Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_| A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.
|_| A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no commissions are paid by the Distributor on such purchases): |_| Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares   purchased   by  the   reinvestment   of   dividends   or  other
         distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|   Shares  purchased  through  a  broker-dealer  that  has  entered  into a
         special   agreement  with  the  Distributor  to  allow  the  broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its
         subsidiaries)   on  which  an  initial  sales  charge  or  contingent
         deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_| Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares   purchased  by  the   reinvestment  of  loan  repayments  by  a
         participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: |_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.
|_| Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_| For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
(1)         Following  the  death or  disability  (as  defined  in the  Internal
            Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
(2) To return excess contributions.
(3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.3 (5) Under a Qualified Domestic Relations Order, as defined in the Internal
            Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)         To  meet  the  minimum  distribution  requirements  of the  Internal
            Revenue Code.
(7)         To make  "substantially  equal  periodic  payments"  as described in
            Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries. (9) Separation from service.4
         (10)Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor. (11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_| For distributions from Retirement Plans having 500 or more eligible employees, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan.
|_| For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.


III.  Waivers of Class B and Class C Sales Charges of Oppenheimer Funds

The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.  Waivers for Redemptions in Certain Cases.

The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases: |_| Shares redeemed involuntarily, as described in "Shareholder Account
         Rules and Policies," in the applicable Prospectus.
|_|   Redemptions  from accounts  other than  Retirement  Plans  following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.
|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:
(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
(2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.5 (5) To make distributions required under a Qualified Domestic Relations
                Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
(6)             To meet the minimum  distribution  requirements  of the Internal
                Revenue Code.
(7)             To make "substantially  equal periodic payments" as described in
                Section 72(t) of the Internal Revenue Code.
(8) For loans to participants or beneficiaries.6 (9) On account of the participant's separation from service.7 (10) Participant-directed redemptions to purchase shares of a mutual fund
                (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.
(13) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).

B.  Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_| Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.


------------------------------------------------------------------------------
IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds. To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds. Those funds include:

  Oppenheimer Quest Value Fund, Inc.  Oppenheimer  Quest  Small Cap Value
                                      Fund
  Oppenheimer  Quest  Balanced  Value Oppenheimer Quest Global Value Fund
  Fund
  Oppenheimer    Quest    Opportunity
  Value Fund

      These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various Oppenheimer funds on November 24, 1995:


Quest for Value U.S.  Government Income Quest  for  Value  New York  Tax-Exempt
Fund                                    Fund
Quest  for  Value  Investment   Quality Quest  for  Value  National  Tax-Exempt
Income Fund                             Fund
Quest for Value Global Income Fund      Quest for Value  California  Tax-Exempt
                                        Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds." The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either: |_| acquired by such shareholder pursuant to an exchange of shares of an
         Oppenheimer fund that was one of the Former Quest for Value Funds or |_| purchased by such shareholder by exchange of shares of another
         Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.  Reductions or Waivers of Class A Sales Charges.

      |X| Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
Number of Eligible     Initial Sales        Initial Sales
   Employees or       Charge as a % of    Charge as a % of   Commission as % of
      Members          Offering Price    Net Amount Invested   Offering Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                 2.50%                2.56%               2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At   least  10  but        2.00%                2.04%               1.60%
not more than 49
--------------------------------------------------------------------------------

      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      |X| Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
|_|   Shareholders  who  were  shareholders  of the AMA  Family  of  Funds  on
         February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
|_| Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      |X| Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B.  Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      |X| Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with: |_| withdrawals under an automatic withdrawal plan holding only either
         Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account, and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      |X| Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995: |_| redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
|_| withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account; and
|_| liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.


--------------------------------------------------------------------------------
  V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual Investment Accounts, Inc.
--------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section): o Oppenheimer U. S. Government Trust, o Oppenheimer Bond Fund, o Oppenheimer Disciplined Value Fund and o Oppenheimer Disciplined Allocation Fund are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual Funds:

Connecticut Mutual Liquid Account          Connecticut   Mutual   Total   Return
                                           Account
Connecticut  Mutual Government  Securities CMIA  LifeSpan  Capital  Appreciation
Account                                    Account
Connecticut Mutual Income Account          CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account          CMIA Diversified Income Account

A.  Prior Class A CDSC and Class A Sales Charge Waivers.

      |X| Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are: (1) persons whose purchases of Class A shares of a Fund and other Former
         Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
(2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

Any of the  Class A shares  of a Fund and the other  Former  Connecticut  Mutual
Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      |X| Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
(2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
(4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
(6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.  Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996: (1) by the estate of a deceased shareholder;
(2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered investment management company;
(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
(7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
(9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of Directors of the Fund.


------------------------------------------------------------------------------
 VI. Special Reduced Sales Charge for Former Shareholders of Advance America
                                 Funds, Inc.
------------------------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Equity Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.


------------------------------------------------------------------------------
   VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer
                         Convertible Securities Fund
------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_|   the Manager and its affiliates,
|_|      present or former  officers,  directors,  trustees and  employees  (and their "immediate families" as defined in the Fund's Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered  management  investment  companies  or separate  accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_| employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_| dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.






AppC Sales Charges 5/99

------------------------------------------------------------------------------
Oppenheimer Quest Capital Value Fund, Inc.
------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Sub-Advisor
      OpCap Advisors
      One World Financial Center
      New York, New York 10281

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Accountants
      PricewaterhouseCoopers LLP
      950 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Gordon Altman Butowsky Weitzen
      Shalov & Wein
      114 West 47th Street
      New York, NY  10036

                         ------------------------------
                         Annual Report October 31, 1998
                         ------------------------------

                                   OPPENHEIMER

                                 Quest Balanced
                                   Value Fund

                                    [GRAPHIC]

                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

Contents

 3    President's Letter

 4    An Interview
      with Your Fund's
      Manager

 8    Fund Performance
-------------------------------
13    Financial
      Statements

28    Report of
      Independent
      Accountants
-------------------------------
29    Federal
      Income Tax
      Information

30    Officers and
      Trustees

32    Information and Services

Report highlights
--------------------------------------------------------------------------------

o The Fund had benefited from investments in companies recovering from temporary weakness in their stock prices.

o High-yield bonds currently represent attractive values after their yields rose to historically high levels earlier in the period.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.91%          20.55%
---------------------------

Class B
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.08%          22.08%
---------------------------

Class C
Without       With
Sales Chg./1/ Sales Chg./2/
---------------------------
27.12%        26.12%
---------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%.
Class C return includes the applicable contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    2 Oppenheimer Quest Balanced Value Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Quest Balanced
Value Fund

Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

      Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

      As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

      Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


                    3 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
"Currently, we
believe that the
bond market's
best values
can be found
among high-yield
corporate bonds."

An interview with your Fund's manager
--------------------------------------------------------------------------------

How did the Fund perform over the one-year period that ended October 31, 1998?

We were generally pleased with the Fund's returns, particularly relative to other actively managed, value-oriented, and balanced funds. In our opinion, the Fund's good performance is primarily a result of our stock selection strategy. Asset allocation and our bond selection strategy were also important, but did not influence the Fund's performance over the past year as much as our choice of individual stocks, which comprised about 60% of the Fund's assets as of October 31, 1998.

      In addition, the Fund's Class A shares were ranked 3 out of 395 (1-year), 3 out of 274 (3-year) and 1 out of 146 (5-year) among all balanced funds for the periods ended September 30, 1998, as measured by Lipper Analytical Services, Inc.1

Did the Fund benefit from the rally in U.S. Treasury bonds that coincided with the stock market correction?

Most of the Fund's fixed income portfolio was either in short-term money market instruments or high yield corporate bonds at the time of the rally. As a result, the Fund did not benefit from the recovery in U.S. Treasury bonds. In fact, we avoided long-term U.S. Treasury securities because we did not regard them as compelling values, even before the recent rally.

      Currently, we believe that the bond market's best values can be found among high yield corporate bonds, which experienced price declines during the recent "flight to quality" that has characterized this marketplace.

1. Source: Lipper Analytical Services, Inc., 9/30/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. Prior to 5/18/98, the Fund was not in the Lipper Balanced Category, but has been managed as a balanced fund since inception.


                    4 Oppenheimer Quest Balanced Value Fund

[PHOTO]
Portfolio Management
(l to r)
Colin Glinsman
(Portfolio Manager)
Jolene Mirenna

We made some new commitments to the high yield corporate bond area over the last three months. We did so when yields rose to attractive levels relative to their historical relationship with U.S. Treasury securities. We also increased our holdings of convertible bonds issued by companies we regard as financially sound. Some of these convertible bonds feature yields-to-maturity of 10% or more, yet their underlying stock prices make it unlikely that investors will exercise their right to convert them into shares of common stocks. As a result, these convertible bonds behave more like high yield bonds than like common stocks.

Has the stock market correction created any new areas of value?

Yes, we have found a number of fundamentally strong companies whose stock prices had declined to attractive levels, especially among chemical companies and finance companies. However, we have not yet made any significant purchases. In fact, we reduced our stock holdings before the correction began to just under 50% of Fund assets, and we are currently focusing on about 15 companies in which we have a very high level of confidence. Historically, the Fund's equity portfolio has been composed of about 25 companies representing between 50% and 75% of total assets. We are waiting for market conditions to stabilize before we substantially increase the Fund's stock allocation.


                    5 Oppenheimer Quest Balanced Value Fund

Avg Annual Total Returns
For the Periods Ended 9/30/982

Class A
                Since
1 year  5 year  Inception
-------------------------
7.41%   16.13%  14.37%
-------------------------

Class B
                Since
1 year  5 year  Inception
-------------------------
8.30%   16.59%  16.23%
-------------------------

Class C
                Since
1 year  5 year  Inception
-------------------------
12.27%  16.72%  16.25%
-------------------------

An interview with your Fund's manager
--------------------------------------------------------------------------------

What individual companies have contributed the most to the Fund's recent performance?

Phillip Morris Cos., Inc. has done well after languishing for many months. That's because the company is near a resolution of the legal problems that have plagued its U.S. tobacco business. The company's international tobacco business continues to grow, even under recessionary conditions overseas, and we believe its Kraft Foods Division remains one of the best-run food businesses in the world.

      We purchased shares of software developer Computer Associates International, Inc. after its stock price fell sharply earlier this year. The stock declined after the company awarded a large amount of stock to senior management, followed by an announcement of lower earnings expectations. In our view, such temporary news does not significantly detract from a fundamentally strong business. The stock has since rebounded substantially.

      US West, Inc., a company that provides local telephone service in the West and Midwest, is another stock that has done well after a period of lackluster performance. When we purchased the stock, it was out-of-favor after divesting the company's fast-growing cable television, cellular telephone and yellow pages businesses. Since then, a new management team has put a viable business strategy in place, and the company's stock has rebounded.

How will you use the Fund's cash reserves?

As of October 31, approximately 21% of the Fund's assets were in cash equivalents. This is an unusual situation for this Fund, because we generally prefer to remain fully invested in a diversified portfolio of stocks and bonds. However, we regard our current cash position as prudent in an uncertain market environment.


                    6 Oppenheimer Quest Balanced Value Fund

Asset Allocation/3/

pie chart omitted

[GRAPHIC]

Equities           58.4%
Bonds              20.9
Cash equivalents   20.7

Once we see evidence that the market has stabilized and we have a clearer picture of the potential risks and rewards this market offers, we expect to redeploy our cash reserves. In our view, exercising caution is part of The Right Way to Invest in today's unsettled markets.

Top 10 Stock Holdings/3/
--------------------------------------------------
Adaptec, Inc.                                 5.2%
--------------------------------------------------
Computer Associates International, Inc.       5.0
--------------------------------------------------
Monsanto Co.                                  4.3
--------------------------------------------------
Motorola, Inc.                                4.2
--------------------------------------------------
Citigroup, Inc.                               4.0
--------------------------------------------------
Philip Morris Cos., Inc.                      3.9
--------------------------------------------------
USWest, Inc.                                  3.5
--------------------------------------------------
General Instrument Corp.                      3.3
--------------------------------------------------
AMR Corp.                                     3.1
--------------------------------------------------
Boeing Co.                                    2.8
--------------------------------------------------

2. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.15% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.

3. Portfolio is subject to change. Percentages are as of October 31, 1998, and are based on total market value of investments.


                    7 Oppenheimer Quest Balanced Value Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance

During the Fund's fiscal year that ended October 31, 1998, Oppenheimer Quest Balanced Value Fund's performance was strongly influenced by the management team's selection of individual stocks, which comprised about 60% of the Fund's assets. By focusing on businesses with undervalued stock prices, the management team was able to participate in the stock market's gains during most of the year. Later in the year, when the stock market experienced a sharp correction, the Fund's disciplined stock selection strategy and asset allocation helped to manage risks and cushion volatility. In fact, the Fund benefited from its relatively large cash position during the recent stock market correction. The Fund's portfolio holdings, allocations and investment style are subject to change.


                    8 Oppenheimer Quest Balanced Value Fund

      o Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1998. In the case of Class A shares, performance is measured from the inception of the class on November 1, 1991, and in the case of Class B and Class C shares, performance is measured from inception of those classes on September 1, 1993. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares, the 5% (1-year) and 1% (since inception) applicable contingent deferred sales charge for Class B, and the 1% (1-year) contingent deferred sales charge for Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                    9 Oppenheimer Quest Balanced Value Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class A) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class A     500 Index
         -----------------   ---------

11/1/91       $ 9,425        $10,000
10/31/92       10,447         10,995
10/31/93       11,484         12,634
10/31/94       12,476         13,122
10/31/95       14,516         16,587
10/31/96       17,686         20,581
10/31/97       22,141         27,188
10/31/98       28,320         33,166

Average Annual Total Return of Class A Shares of the Fund at 10/31/98/(1)/

1 Year  20.55%    5 Year  18.37%    Life  16.03%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class B) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class B     500 Index
         -----------------   ---------

9/1/93        $10,000        $10,000
10/31/93       10,081         10,128
10/31/94       10,884         10,519
10/31/95       12,588         13,297
10/31/96       15,240         16,499
10/31/97       18,981         21,796
10/31/98       24,022         26,589

Average Annual Total Return of Class B Shares of the Fund at 10/31/98/(2)/

1 Year  22.08%    5 Year  18.86%    Life  18.49%


                    10 Oppenheimer Quest Balanced Value Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Balanced Value Fund (Class C) and S&P 500 Index

The following information was represented by a line graph in the printed materials.

[GRAPHIC]

         Oppenheimer Quest
           Balanced Value      S&P
            Fund Class C     500 Index
         -----------------   ---------

9/1/93        $10,000        $10,000
10/31/93       10,081         10,128
10/31/94       10,879         10,519
10/31/95       12,552         13,297
10/31/96       15,183         16,499
10/31/97       18,904         21,796
10/31/98       24,031         26,589

Average Annual Total Return of Class C Shares of the Fund at 10/31/98/(3)/

1 Year  26.12%    5 Year  18.97%    Life  18.49%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for S&P 500 Index in the graphs begins on 10/31/91 for Class A, and begins on 8/31/93 for both Class B and Class C.

1. The inception date of the Fund (Class A shares) was 11/1/91. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge.

2. Class B shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 5% and 1% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 1% contingent deferred sales charge.

3. Class C shares of the Fund were first publicly offered on 9/1/93. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                    11 Oppenheimer Quest Balanced Value Fund

Financials
--------------------------------------------------------------------------------




                    12 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Investments October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--60.3%
--------------------------------------------------------------------------------
Basic Materials--10.0%
--------------------------------------------------------------------------------
Chemicals--10.0%
Dow Chemical Co.                                          70,000     $ 6,553,750
--------------------------------------------------------------------------------
Monsanto Co.                                             250,000      10,156,250
--------------------------------------------------------------------------------
Morton International, Inc.                               200,000       4,975,000
                                                                     -----------
                                                                      21,685,000

--------------------------------------------------------------------------------
Consumer Cyclicals--5.2%
--------------------------------------------------------------------------------
Leisure & Entertainment--5.2%
AMR Corp./(1)/                                           110,000       7,370,000
--------------------------------------------------------------------------------
McDonald's Corp.                                          60,000       4,012,500
                                                                     -----------
                                                                      11,382,500

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.0%
--------------------------------------------------------------------------------
Healthcare/Drugs--1.8%
American Home Products Corp.                              80,000       3,900,000
--------------------------------------------------------------------------------
Tobacco--4.2%
Philip Morris Cos., Inc.                                 180,000       9,202,500
--------------------------------------------------------------------------------
Financial--8.7%
--------------------------------------------------------------------------------
Banks--6.9%
Chase Manhattan Corp. (New)                              100,000       5,681,250
--------------------------------------------------------------------------------
Citigroup, Inc.                                          200,000       9,412,500
                                                                     -----------
                                                                      15,093,750

--------------------------------------------------------------------------------
Insurance--1.8%
AFLAC, Inc.                                              100,000       3,812,500
--------------------------------------------------------------------------------
Industrial--2.3%
--------------------------------------------------------------------------------
Electrical Equipment--0.8%
Rockwell International Corp.                              40,000       1,642,500
--------------------------------------------------------------------------------
Transportation--1.5%
Canadian Pacific Ltd. (New)                              140,000       3,167,500


                    13 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Technology--24.3%
--------------------------------------------------------------------------------
Aerospace/Defense--3.0%
Boeing Co.                                               175,000     $ 6,562,500
--------------------------------------------------------------------------------
Computer Hardware--5.6%
Adaptec, Inc./(1)/                                       755,000      12,221,563
--------------------------------------------------------------------------------
Computer Software/Services--5.4%
Computer Associates International, Inc.                  300,000      11,812,500
--------------------------------------------------------------------------------
Electronics--4.6%
Motorola, Inc.                                           190,000       9,880,000
--------------------------------------------------------------------------------
Telecommunications/Technology--5.7%
General Instrument Corp./(1)/                            300,000       7,706,250
--------------------------------------------------------------------------------
General Semiconductor, Inc./(1)/                         592,300       4,701,381
                                                                     -----------
                                                                      12,407,631

--------------------------------------------------------------------------------
Utilities--3.8%
--------------------------------------------------------------------------------
Telephone Utilities--3.8%
US West, Inc.                                            145,000       8,319,375
                                                                     -----------
Total Common Stocks (Cost $115,460,577)                              131,089,819

================================================================================
Preferred Stocks--2.8%
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
each representing 0.05 Shares of Step-Up Cv. Preferred
Stock (Cost $6,467,399)                                  406,400       6,045,200

                                                         Face
                                                         Amount
================================================================================
Non-Convertible Corporate Bonds and Notes--17.5%
--------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08    $2,000,000   1,975,000
--------------------------------------------------------------------------------
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub.
  Nts., 7/15/07                                           4,000,000   3,260,000
--------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08          6,000,000   5,280,000
--------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                 8,000,000   7,657,872
--------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A,
  8/1/05                                                  2,750,000   2,701,875
--------------------------------------------------------------------------------
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08            6,000,000   5,190,000
--------------------------------------------------------------------------------
Playtex Family Products Corp., 9% Sr. Sub. Nts.,
  12/15/03                                                5,500,000   5,651,250
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8% Sr. Nts., 1/15/05              2,750,000   2,816,833
--------------------------------------------------------------------------------
Tenet Healthcare Corp., 8.625% Sr. Unsec. Nts.,
  12/1/03                                                 2,500,000   2,631,260
--------------------------------------------------------------------------------
Triton Energy Ltd., 8.75% Sr. Nts., 4/15/02               1,000,000     890,000
                                                                    -----------
Total Non-Convertible Corporate Bonds and Notes
(Cost $40,013,193)                                                   38,054,090


                    14 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Face         Market Value
                                                      Amount       See Note 1
===============================================================================
Convertible Corporate Bonds and Notes--5.0%
-------------------------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04           $10,000,000   $ 7,737,500
-------------------------------------------------------------------------------
Hyperion Solutions Corp., 4.50% Cv. Unsec.
  Debs., 3/15/05                                       4,000,000     3,225,000
                                                                   -----------
Total Convertible Corporate Bonds and Notes
(Cost $11,619,446)                                                  10,962,500

===============================================================================
Short-Term Notes--22.3%/(2)/
-------------------------------------------------------------------------------
Associates Corp. of North America, 5%, 12/8/98         8,319,000     8,276,250
-------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 5,075,000     5,074,239
-------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.135%, 11/10/98      2,055,000     2,052,362
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                1,440,000     1,433,940
-------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.09%, 11/19/98               3,300,000     3,291,601
-------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.09%, 11/23/98       5,000,000     4,984,447
-------------------------------------------------------------------------------
Household Finance Corp., 5.09%, 11/19/98               7,000,000     6,982,185
-------------------------------------------------------------------------------
IBM Credit Corp., 5.20%, 11/2/98                       7,357,000     7,355,937
-------------------------------------------------------------------------------
Norwest Financial, Inc., 5.11%, 12/1/98                9,163,000     9,123,981
                                                                   -----------
Total Short-Term Notes (Cost $48,574,942)                           48,574,942

-------------------------------------------------------------------------------
Total Investments, at Value (Cost $222,135,557)            107.9%   234,726,551
-------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (7.9)   (17,188,404)
                                                       ---------   ------------

Net Assets                                                 100.0%  $217,538,147
                                                       =========   ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    15 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $222,135,557)--see
  accompanying statement                                            $234,726,551
--------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                     3,448,426
Interest and dividends                                                 1,244,790
Investments sold                                                         243,699
Other                                                                      1,095
                                                                    ------------
Total assets                                                         239,664,561

================================================================================
Liabilities
Bank overdraft                                                           162,524
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                 21,712,791
Shares of beneficial interest redeemed                                   140,744
Distribution and service plan fees                                        40,294
Transfer and shareholder servicing agent fees                             19,012
Trustees' fees                                                             3,100
Other                                                                     47,949
                                                                    ------------
Total liabilities                                                     22,126,414

================================================================================
Net Assets                                                          $217,538,147
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                          $    140,713
--------------------------------------------------------------------------------
Additional paid-in capital                                           172,639,740
--------------------------------------------------------------------------------
Undistributed net investment income                                    1,351,480
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              30,815,220
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    12,590,994
                                                                    ------------
Net assets                                                          $217,538,147
                                                                    ============


                    16 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $135,821,125 and 8,765,091 shares of beneficial interest outstanding) $15.50

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $16.45

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $60,807,273 and 3,948,199 shares of beneficial interest outstanding) $15.40

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,909,749 and 1,357,998 shares of beneficial interest outstanding) $15.40

See accompanying Notes to Financial Statements.


                    17 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Interest                                                             $ 3,899,951
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $16,081)                1,710,967
                                                                     -----------
Total income                                                           5,610,918

================================================================================
Expenses
Management fees--Note 4                                                1,306,652
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                  412,380
Class B                                                                  390,691
Class C                                                                  115,593
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                    174,006
--------------------------------------------------------------------------------
Shareholder reports                                                       97,421
--------------------------------------------------------------------------------
Registration and filing fees                                              64,821
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                           55,000
--------------------------------------------------------------------------------
Trustees' fees and expenses                                               23,784
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                               13,272
--------------------------------------------------------------------------------
Custodian fees and expenses                                               12,738
--------------------------------------------------------------------------------
Other                                                                     21,144
                                                                     -----------
Total expenses                                                         2,687,502

================================================================================
Net Investment Income                                                  2,923,416

================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      30,835,570

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
  on investments                                                       3,887,092
                                                                     -----------
Net realized and unrealized gain                                      34,722,662

================================================================================
Net Increase in Net Assets Resulting from Operations                 $37,646,078
                                                                     ===========

See accompanying Notes to Financial Statements.


                    18 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                             Year Ended October 31,
                                    1998 1997
==================================================================================
Operations

Net investment income                                  $  2,923,416  $  1,293,749
----------------------------------------------------------------------------------
Net realized gain                                        30,835,570    14,740,001
----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation     3,887,092     2,797,779
                                                       ------------  ------------
Net increase in net assets resulting from operations     37,646,078    18,831,529

==================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                  (1,415,504)     (922,387)
Class B                                                    (321,556)     (181,875)
Class C                                                     (96,706)      (47,948)
----------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                 (10,300,115)   (4,518,417)
Class B                                                  (3,423,832)   (1,310,410)
Class C                                                    (921,807)     (319,471)

==================================================================================
Beneficial  Interest  Transactions  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
Class A                                                  42,617,372    22,268,436
Class B                                                  29,355,474     9,713,355
Class C                                                  12,351,024     3,228,726

==================================================================================
Net Assets
Total increase                                          105,490,428    46,741,538
----------------------------------------------------------------------------------
Beginning of period                                     112,047,719    65,306,181
                                                       ------------  ------------
End of period (including undistributed net investment
income of $1,351,480 and $261,830, respectively)       $217,538,147  $112,047,719
                                                       ============  ============

See accompanying Notes to Financial Statements.


                    19 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                             Class A
                                             ---------------------------------------------------
                                             Year Ended October 31,

                                           1998       1997       1996/(1)/   1995        1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $  13.99   $  12.48   $ 10.92     $ 10.09     $ 11.24
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           .26        .20       .23         .27/(2)/    .32/(2)/
Net realized and unrealized gain               3.24       2.65      2.05        1.27         .55
                                           --------   --------   -------     -------     -------
Total income from investment operations        3.50       2.85      2.28        1.54         .87
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income           (.20)      (.19)     (.22)       (.29)       (.32)
Distributions from net realized gain          (1.79)     (1.15)     (.50)       (.42)      (1.70)
                                           --------   --------   -------     -------     -------
Total dividends and distributions
to shareholders                               (1.99)     (1.34)     (.72)       (.71)      (2.02)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $  15.50   $  13.99   $ 12.48     $ 10.92     $ 10.09
                                           ========   ========   =======     =======     =======

================================================================================================
Total Return, at Net Asset Value/(3)/         27.91%     25.18%    21.84%      16.35%       8.64%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                             $135,821   $ 79,751   $49,322     $37,082     $30,576
------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $103,244   $ 61,618   $43,428     $33,397     $29,112
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                          2.07%      1.68%    2.03%        2.60%/(4)/  3.16%/(4)/
Expenses                                       1.55%      1.58%    1.90%/(5)/   1.99%/(4)/  1.86%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                  165.3%      89.2%   124.2%       130.0%      113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                    20 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

            Class B
----------- -----------------------------------------------------
            Year Ended October 31,

1994       1998      1997      1996/(1)/   1995       1994
=============================================================

$ 11.24    $ 13.92   $ 12.42   $ 10.88     $ 10.07    $ 11.23
-------------------------------------------------------------

    .32/(2)/   .19       .15       .17         .19/(2)/   .25/(2)/
    .55       3.20      2.62      2.03        1.28        .56
-------    -------   -------   -------     -------    -------
    .87       3.39      2.77      2.20        1.47        .81
=============================================================

   (.32)      (.12)     (.12)     (.16)       (.24)      (.27)
  (1.70)     (1.79)    (1.15)     (.50)       (.42)     (1.70)
-------    -------   -------   -------     -------    -------

  (2.02)     (1.91)    (1.27)     (.66)       (.66)     (1.97)
-------------------------------------------------------------
$ 10.09    $ 15.40   $ 13.92   $ 12.42     $ 10.88    $ 10.07
=======    =======   =======   =======     =======    =======

=============================================================
   8.64%     27.08%    24.55%    21.07%      15.65%      7.96%

=============================================================


$30,576    $60,807   $25,609   $13,175      $7,623     $2,928
-------------------------------------------------------------
$29,112    $39,165   $19,230   $10,097      $4,856     $1,586
-------------------------------------------------------------

   3.16%/(4)/ 1.53%     1.09%     1.40%       1.71%/(4)/ 2.53%/(4)/
   1.86%/(4)/ 2.15%     2.17%     2.53%       2.59%/(4)/ 2.47%/(4)/
-------------------------------------------------------------
  113.0%     165.3%     89.2%    124.2%      130.0%     113.0%

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    21 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

                                           Class C
                                           -----------------------------------------------------
                                           Year Ended October 31,

                                           1998      1997      1996/(1)/   1995       1994
================================================================================================
Per Share Operating Data
Net asset value, beginning of period       $13.92    $12.43    $10.89      $10.07     $11.23
------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         .18       .15       .17         .15/(2)/   .24/(2)/
Net realized and unrealized gain             3.21      2.62      2.02        1.30        .56
                                           ------    ------    ------      ------     ------
Total income from investment operations      3.39      2.77      2.19        1.45        .80
================================================================================================
Dividends and distributions to shareholders:
Dividends from net investment income         (.12)     (.13)     (.15)       (.21)      (.26)
Distributions from net realized gain        (1.79)    (1.15)     (.50)       (.42)     (1.70)
                                           ------    ------    ------      ------     ------
Total dividends and distributions
to shareholders                             (1.91)    (1.28)     (.65)       (.63)     (1.96)
------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.40    $13.92    $12.43      $10.89     $10.07
                                           ======    ======    ======      ======     ======

================================================================================================
Total Return, at Net Asset Value/(3)/       27.12%    24.51%    20.97%      15.38%      7.91%

================================================================================================
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $20,910    $6,687    $2,809      $1,828       $455
------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $11,598    $4,724    $2,200      $  968       $298
------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        1.60%     1.09%     1.40%       1.39%/(4)/ 2.39%/(4)/
Expenses                                     2.15%     2.17%     2.53%       2.88%/(4)/ 2.62%/(4)/
------------------------------------------------------------------------------------------------
Portfolio turnover rate/(6)/                165.3%     89.2%    124.2%      130.0%     113.0%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $257,150,107 and $215,397,474, respectively.

See accompanying Notes to Financial Statements.


                    22 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Balanced Value Fund (the Fund) (formerly Oppenheimer Quest Growth & Income Value Fund), a series of Oppenheimer Quest for Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund operated under the name Oppenheimer Quest Growth & Income Value Fund through May 17, 1998. The Fund's investment objective is to seek to achieve a combination of growth of capital and investment income with growth of capital as the primary objective. The Fund seeks its investment objective through investments in securities that are believed to be undervalued in the marketplace and to offer the possibility of increased value. Ordinarily, the Fund invests its assets in common stocks (with an emphasis on dividend paying stocks), preferred stocks, securities convertible into common stock, and debt securities. The Fund's investment advisor is
OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                    23 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each Trustee during the years of service. During the year ended October 31, 1998, a provision of $3,072 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $3,072 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                    24 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended October 31, 1998   Year Ended October 31, 1997
                              ---------------------------   ---------------------------
                              Shares       Amount           Shares      Amount
---------------------------------------------------------------------------------------
Class A:
Sold                          4,356,057   $ 61,783,195    2,557,883   $ 33,165,870
Dividends and distributions
reinvested                      862,256     11,210,143      445,487      5,194,062
Redeemed                     (2,153,035)   (30,375,966)  (1,256,481)   (16,091,496)
                             ----------   ------------   ----------   ------------
Net increase                  3,065,278   $ 42,617,372    1,746,889   $ 22,268,436
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class B:
Sold                          2,418,672   $ 34,018,626      904,241   $ 11,537,097
Dividends and distributions
reinvested                      276,040      3,565,995      122,631      1,412,244
Redeemed                       (585,932)    (8,229,147)    (248,340)    (3,235,986)
                             ----------   ------------   ----------   ------------
Net increase                  2,108,780   $ 29,355,474      778,532   $  9,713,355
                             ==========   ============   ==========   ============

---------------------------------------------------------------------------------------
Class C:
Sold                            990,115   $ 14,015,246      320,442   $  4,096,151
Dividends and distributions
reinvested                       74,668        964,286       30,289        350,561
Redeemed                       (187,201)    (2,628,508)     (96,289)    (1,217,986)
                             ----------   ------------   ----------   ------------
Net increase                    877,582   $ 12,351,024      254,442   $  3,228,726
                             ==========   ============   ==========   ============

================================================================================
3. Unrealized Gains and Losses on Investments

As  of  October  31,  1998,  net  unrealized   appreciation  on  investments  of
$12,590,994 was composed of gross appreciation of $17,681,590, and gross depreciation of $5,090,596.


                    25 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Manager acts as the accounting agent for the Fund at an annual fee of $55,000, plus out-of-pocket costs and expenses reasonably incurred. The Fund's management fee for the year ended October 31, 1998 was 0.85% of average annual net assets for Class A, Class B and Class C shares.

            The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $432,096 to the Sub-Advisor.

            For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $573,438, of which $164,302 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $53,578, $912,720 and $103,768, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $67,628 and $2,821, respectively. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $66,320 and $3,405, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $157,889. Effective May 1, 1998, the Board of Trustees approved an increase in the annual maintenance fee from $16.75 to $20.00 for each shareholder account.

            The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to reimburse itself for its other expenditures under the Plan. During the year ended October 31, 1998, OFDI paid $10,711 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $101,914 as compensation for Class A sales commissions and service fee advances, as well as financing costs.


                    26 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI paid $2,205 and $1,120, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $330,096 and $79,184, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $824,842 for Class B and $172,161 for Class C.

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.

================================================================================
7. Subsequent Event

Effective November 1, 1998, the Manager discontinued the accounting services fee to the Fund. The Manager will continue to act as accounting agent for the Fund.


                    27 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Trustees and Shareholders of Oppenheimer Quest for Value Funds

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Balanced Value Fund (formerly Oppenheimer Quest Growth & Income Value Fund, and one of the portfolios constituting Oppenheimer Quest for Value Funds, hereafter referred to as the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                    28 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Federal Income Tax Information (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

            Distributions of $1.8404, $1.8159 and $1.8168 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 16, 1997, of which, for each class of shares, $0.5911 was designated as a capital gain distribution in the "28% Rate Group" and $0.3852 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

            Dividends paid by the Fund during the fiscal year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 6.53% to arrive at the net amount eligible for the corporate dividend-received deduction.

            The foregoing  information  is presented to assist  shareholders  in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                    29 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
Oppenheimer Quest Balanced Value Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Quest for Value Funds

================================================================================
Officers and Trustees      Bridget A. Macaskill, Chairman of the Board of
                             Trustees and President
                           Paul Y. Clinton, Trustee
                           Thomas W. Courtney, Trustee
                           Robert G. Galli, Trustee
                           Lacy B. Herrmann, Trustee
                           George Loft, Trustee
                           Robert C. Doll, Jr., Vice President
                           George C. Bowen, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor         OppenheimerFunds, Inc.

================================================================================
Sub-Advisor                OpCap Advisors

================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities

================================================================================
Independent Accountants    PricewaterhouseCoopers LLP

================================================================================
Legal Counsel              Gordon Altman Butowsky Weitzen Shalov & Wein

                           This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                    30 Oppenheimer Quest Balanced Value Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

============================================================================================
Real Asset Funds
--------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

============================================================================================
Global Stock Funds
--------------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund       Quest Global Value Fund
International Small           Global Fund                     Global Growth & Income Fund
  Company Fund

============================================================================================
Stock Funds
--------------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                     Growth Fund
Discovery Fund                Capital Appreciation Fund       Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund        Quest Value Fund

============================================================================================
Stock & Bond Funds
--------------------------------------------------------------------------------------------
Main Street Income &          Total Return Fund               Disciplined Allocation Fund
  Growth Fund                 Quest Balanced                  Multiple Strategies Fund
Quest Opportunity               Value Fund1                   Convertible Securities Fund/2/
  Value Fund                  Equity Income Fund

============================================================================================
Taxable Bond Funds
--------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund            U.S. Government Trust
World Bond Fund               Strategic Income Fund           Limited-Term Government Fund
High Yield Fund               Bond Fund

============================================================================================
Municipal Bond Funds
--------------------------------------------------------------------------------------------
California Municipal Fund/3/  Pennsylvania Municipal Fund/3/  Rochester Division:
Florida Municipal Fund/3/     Municipal Bond Fund             Rochester Fund Municipals
New Jersey Municipal Fund/3/  Insured Municipal Fund          Limited Term New York
New York Municipal Fund/3/    Intermediate Municipal Fund       Municipal Fund

============================================================================================
Money Market Funds/4/
--------------------------------------------------------------------------------------------
Money Market Fund             Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                    31 Oppenheimer Quest Balanced Value Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For  added   convenience,   you  can  get   automated   information   with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.

Internet
24-hr access to account
information. Online
transactions now available

 www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

 1-800-525-7048

Account Transactions
Mon-Fri 8:30am-8pm ET

 1-800-852-8457

PhoneLink
24-hr automated information
and automated transactions

 1-800-533-3310

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

 1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

 1-800-835-3104

                           [LOGO] OppenheimerFunds(R)
                                Distributor, Inc.

RA0257.001.1098  December 30, 1998

                     ---------------------------------------
                         Annual Report October 31, 1998
                     ---------------------------------------

                                   OPPENHEIMER

                                  Quest Capital
                                Value Fund, Inc.

                                [GRAPHIC OMITTED]

                                     [LOGO]
                               OppenheimerFunds(R)
                             THE RIGHT WAY TO INVEST

Contents

3 President's Letter

4 An Interview
  with Your Fund's
  Manager

9 Fund Performance

---------------------------------------

13 Financial
   Statements

27 Report of
   Independent
   Accountants

---------------------------------------

28 Federal
   Income Tax
   Information

29 Officers and
   Directors

32 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o Due to the economic turmoil in Asia and Russia, as well as the slowing U.S. business environment, larger domestic growth companies that could increase sales and profits independently of the economy generally performed well.

o We continue to look for companies which generate strong cash flow and that trade at reasonable prices compared to our estimate of their intrinsic worth.

Avg Annual Total Returns
For the 1-Year Period
Ended 10/31/98

Class A

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
13.28%          6.77%
---------------------------------------

Class B

Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
12.54%          8.71%
---------------------------------------

Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
---------------------------------------
12.49%          11.72%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

The Fund's investment advisor is OppenheimerFunds, Inc., and its Subadvisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses.

1. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).


2  Oppenheimer Quest Capital Value Fund, Inc.

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer Quest
Capital Value Fund, Inc.


 Dear shareholder,
--------------------------------------------------------------------------------

In retrospect, 1998 has been an unsettling year for the financial markets. Around the world, stock and bond markets experienced considerable instability, with particular tumult being felt in Southeast Asia, Russia and Latin America. The U.S. stock market was not immune from the extreme volatility, as it climbed to record levels through July before correcting sharply in the third quarter and rebounding to new highs in the fourth quarter. In the bond market, yields on U.S. Treasury securities declined to record lows before rising modestly late in the year.

     Does the swift recovery of the U.S. stock market and the favorable economic environment for the bond market mean that domestic stocks and bonds will continue to prosper? We are optimistic over the long term, but we do expect that concerns about corporate earnings growth in a slow-growth economy will contribute to more stock market volatility in 1999. In the bond market, the Federal Reserve Board's decisions to reduce short-term interest rates should help create a positive climate for fixed-income securities. While lower interest rates are generally good for bond prices, it will become more difficult for bond funds to maintain their dividends at current levels if yields decline further.

     As an Oppenheimer fund shareholder, you may wonder how this potential volatility will affect you. If you maintain a long-term perspective, as we do, short-term volatility over the coming months should have little bearing on your ability to achieve your future financial goals. That's why we continue to suggest that you adhere to your long-term investment plan. In fact, we are very encouraged that most of our shareholders stayed the course during last summer's stock market correction, avoiding the temptation of selling into a temporarily declining market.

     Finally, I would like to thank those shareholders who contacted us about our revised account statement. Response has been very positive, and we are pleased that many of you find the new format easier to read and more informative. If you have any questions about the new statement or any other matter, please don't hesitate to call us at 1-800-525-7048. In the meantime, thank you for choosing OppenheimerFunds, The Right Way to Invest.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 20, 1998


3   Oppenheimer Quest Capital Value Fund, Inc.

"...we look for strong businesses with good management at modest prices."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the fiscal year that ended October 31, 1998?

Oppenheimer Quest Capital Value Fund, Inc. tends to invest in mid-sized companies, which, as a group, did not perform as well as the large-company averages such as the S&P 500 Index and the Dow Jones Industrial Average. Throughout the entire fiscal period, investors, particularly those based overseas, have preferred large U.S. companies for their perceived safety and liquidity. However, the Fund's Class A shares have earned an overall 4-star ranking (HHHH) from Morningstar for the combined 3-, 5- and 10-year periods ended September 30, 1998, among 2,678 (3-year), 1,584 (5-year), and 713
(10-year) domestic equity funds.(1)

      In addition, we manage the portfolio by employing a value style, emphasizing companies that are selling at a discount to what we believe to be their fair value. For much of the year, value trailed the growth style of investing, in which investors pay a premium for companies with earnings that are growing faster than the market as a whole.

1. Source: Morningstar, Inc., 9/30/98. Morningstar ranks mutual funds in broad investment classes, based on risk adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund's Class A shares were ranked 2 stars (3-year), 2 stars (5-year) and 5 stars (10-year) weighted 20%/30%/50%, respectively.


4  Oppenheimer Quest Capital Value Fund, Inc.

[PHOTO OMITTED]
Portfolio Management
(l to r)
Jeffrey Whittington
(Portfolio Manager)
Bradley Holmes

Let's discuss some stocks that performed relatively well during the period.

MCI Worldcom, Inc., one of the world's leading telecommunications companies, continued to exhibit strong performance. We have owned the stock for about four years, and in that time, the management of the company has truly demonstrated its understanding of the rapidly changing telecommunications industry. Through a series of acquisitions, the company has grown from selling long-distance services to providing international, local and Internet services. Its recent merger with MCI Communications will create enormous cost savings as well as further diversification across a wider customer base.

      In the healthcare supplies and services industry, Allegiance Corp. continues to be very profitable despite the consolidation in the hospital industry, as well as the pricing squeeze from HMOs and the federal government. In response to declining profit margins, management entered into exclusive distribution relationships with manufacturers in exchange for favorable pricing--a strategy that has been very successful. We were also very impressed that top managers personally incurred millions of dollars of debt to buy the company's stock. They were rewarded for that commitment: In October, Cardinal Health, a major pharmaceutical distributor, announced its intention to merge with Allegiance.


5  Oppenheimer Quest Capital Value Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 9/30/98(2)

Class A

1 year  5 year  10 year
---------------------------------------
-7.74%  10.95%  16.57%
---------------------------------------

Class B

                Since
1 year  5 year  Inception
---------------------------------------
-6.05%  N/A     7.59%
---------------------------------------

Class C

                Since
1 year  5 year  Inception
---------------------------------------
-3.41%  N/A     9.50%
---------------------------------------

 An interview with your Fund's manager
--------------------------------------------------------------------------------

A third success story during the year was H&R Block, Inc., which continues to benefit from increasingly complex tax laws. The tax preparation business has been one of the most profitable in the country. The company is enhancing the value of that franchise by acquiring small accounting firms, which tend to serve high-end clients.

Were there any industry sectors that proved disappointing?

Because the rental car industry has become increasingly price competitive, our investment there has performed poorly. In addition, our positions in computer hardware companies were adversely affected by the downdraft in Asia's economy.

2. Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A total returns reflect the historical performance of the Class A shares of the Fund (formerly, Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (without giving effect to any fee waivers). Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge and Class A shares are subject to an annual 0.25% asset-based sales charge (the Fund's distributor has voluntarily agreed to waive 0.15% of this fee until 2/28/99).


6  Oppenheimer Quest Capital Value Fund, Inc.

Do you favor certain industries in the portfolio?

No, there's no industry theme in the portfolio. We have investments in cable television, pharmaceutical distribution, insurance, telecommunications, tax preparation, mortgage brokerage, restaurants, railroads and so on. Although we remain bottom-up stock pickers, we cannot ignore the global economic turmoil and its impact on the U.S. economy. That's why it has been a good idea to own defensive, stable companies such as H&R Block, Inc. and Allegiance Corp. which don't have international exposure. And, while we don't target specific industries or sectors, we attempt to limit the number of stocks in the portfolio, so that we can get more insight into each individual holding.

What is your outlook for the Fund?

We are long-term investors in companies that generate strong cash flow and that trade at reasonable prices compared to our estimate of their intrinsic worth. Rather than trying to time the market or invest in the next hot sector, we look for strong businesses with good management at


7  Oppenheimer Quest Capital Value Fund, Inc.

Asset Allocation(3)

[PIE CHART OMITTED]

o Equities            80.7%
o Cash Equivalents    19.3

modest prices. Since we build portfolios from the bottom up, one stock at a time, we remain comfortable with the Fund's current holdings and are confident in their investment merits. This focus on individual quality companies is what makes Oppenheimer Quest Capital Value Fund, Inc. part of The Right Way to Invest.

--------------------------------------------------------------------------------
 Top 10 Stock Holdings(3)
--------------------------------------------------------------------------------
 Tele-Communications, Inc. (New) TCI Ventures Group, A shares            10.3%
--------------------------------------------------------------------------------
 Exel Ltd., Cl. A                                                        10.2
--------------------------------------------------------------------------------
 MCI WorldCom, Inc.                                                      10.1
--------------------------------------------------------------------------------
 H&R Block, Inc.                                                          7.8
--------------------------------------------------------------------------------
 Allegiance Corp.                                                         7.6
--------------------------------------------------------------------------------
 Canadian Pacific Ltd. (New)                                              5.0
--------------------------------------------------------------------------------
 LucasVarity plc, ADR                                                     4.9
--------------------------------------------------------------------------------
 Tricon Global Restaurants, Inc.                                          4.8
--------------------------------------------------------------------------------
 Countrywide Credit Industries, Inc.                                      4.8
--------------------------------------------------------------------------------
 ACE Ltd.                                                                 4.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Top 5 Industries(3)
--------------------------------------------------------------------------------
 Insurance                                                               14.9%
--------------------------------------------------------------------------------
 Telecommunications/Technology                                           12.6
--------------------------------------------------------------------------------
 Diversified Financial                                                   12.6
--------------------------------------------------------------------------------
 Telephone Utilities                                                     10.1
--------------------------------------------------------------------------------
 Healthcare/Supplies & Services                                           7.6
--------------------------------------------------------------------------------

3. Portfolio is subject to change. Percentages are as of October 31, 1998 and are based on total market value of investments.


8  Oppenheimer Quest Capital Value Fund, Inc.

[GRAPHIC OMITTED]

 Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion, by the Manager, of the Fund's performance during its fiscal year ended October 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

      o Management's Discussion of Performance. During the fiscal year that ended October 31, 1998, Oppenheimer Quest Capital Value Fund, Inc. did not perform as well as the larger indexes such as the S&P 500 or the Dow Jones Industrial Average. In general, investors, particularly those based overseas, continued to prefer large blue-chip stocks for their perceived safety and liquidity. However, we believe that our investment style of selecting superior companies with good management at modest prices is a very sound one over the long term. The Fund's portfolio and its portfolio manager's strategies are subject to change.

      o Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B and Class C shares of the Fund held until October 31, 1998. In the case of Class A shares (formerly, Capital Shares) performance is measured over a 10-year period, and in the case of Class B and Class C shares, performance is measured from inception of those classes on March 3, 1997. The Fund's performance reflects the deduction of the 5.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.

      The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


                  9 Oppenheimer Quest Capital Value Fund, Inc.

 Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Quest Capital Value Fund, Inc. (Class A) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class A                      S&P 500
--------------------------------------------------------------------------------
12.31.87                           9425                        10000
--------------------------------------------------------------------------------
12.31.88                          12697                        11656
--------------------------------------------------------------------------------
12.31.89                          19179                        15343
--------------------------------------------------------------------------------
12.31.90                          17882                        14866
--------------------------------------------------------------------------------
12.31.91                          24814                        19386
--------------------------------------------------------------------------------
12.31.92                          30989                        20861
--------------------------------------------------------------------------------
12.31.93                          33255                        22958
--------------------------------------------------------------------------------
12.31.94                          32222                        23261
--------------------------------------------------------------------------------
12.31.95                          43244                        31991
--------------------------------------------------------------------------------
12.31.96                          51136                        39331
--------------------------------------------------------------------------------
12.31.97(1)                       56965                        49285
--------------------------------------------------------------------------------
12.31.98                          64529                        60122
--------------------------------------------------------------------------------

Average Annual Total Return of Class A Shares of the Fund at 10/31/98(2) 1 Year 6.77% 5 Year 12.39% 10 Year 17.32%

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Quest Capital Value Fund, Inc. (Class B) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class B                      S&P 500
--------------------------------------------------------------------------------
  3.3.97                          10000                        10000
--------------------------------------------------------------------------------
10.31.97                          11180                        11702
--------------------------------------------------------------------------------
10.31.98                          12240                        14276
--------------------------------------------------------------------------------

Average Annual Total Return of Class B Shares of the Fund at 10/31/98(3)
1 Year  8.71%         Life  12.94%


                 10 Oppenheimer Quest Capital Value Fund, Inc.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Quest Capital Value Fund, Inc. (Class C) and S&P 500 Index

   [The following information was represented by a line graph in the printed materials.]

                             Oppenheimer Quest
                            Capital Value Fund
                                 Class C                      S&P 500
--------------------------------------------------------------------------------
  3.3.97                          10000                        10000
--------------------------------------------------------------------------------
10.31.97                          11182                        11702
--------------------------------------------------------------------------------
10.31.98                          12578                        14276
--------------------------------------------------------------------------------

Average Annual Total Return of Class C Shares of the Fund at 10/31/98(4)
1 Year  11.72%        Life  14.81%

The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index in the graphs begins on 12/31/87 for Class A and 2/28/97 for both Class B and Class C.

1. The Fund changed its fiscal year end from December to October.

2. The average annual total returns are shown net of the applicable 5.75% maximum initial sales charge. The inception date of the Fund (Class A shares) was 2/13/87. Income shares of the Fund were redeemed on 1/31/97. Class A total returns reflect the historical performance of the Class A shares of the Fund (formerly, Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97 (the date the Fund converted to an open-end fund) without giving effect to any fee waivers.

3. Class B shares of the Fund were first publicly offered on 3/3/97. The average annual total returns are shown net of the applicable 5% and 4% contingent deferred sales charges, respectively, for the one-year period and the life of the class. The ending account value in the graph is net of the applicable 4% contingent deferred sales charge.

4. Class C shares of the Fund were first publicly offered on 3/3/97. The average annual total returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


                 11 Oppenheimer Quest Capital Value Fund, Inc.

Financials
--------------------------------------------------------------------------------


                 12 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments  October 31, 1998
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
================================================================================
Common Stocks--79.9%
--------------------------------------------------------------------------------
Consumer Cyclicals--8.6%
--------------------------------------------------------------------------------
Leisure & Entertainment--4.7%
Tricon Global Restaurants, Inc.(1)                       300,000     $13,050,000
--------------------------------------------------------------------------------
Retail: Specialty--3.9%
Fred Meyer, Inc.(1)                                      200,000      10,662,500
--------------------------------------------------------------------------------
Consumer Non-Cyclicals--7.6%
--------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.6%
Allegiance Corp.                                         559,500      20,806,406
--------------------------------------------------------------------------------
Energy--2.9%
--------------------------------------------------------------------------------
Oil-Integrated--2.9%
PanCanadian Petroleum Ltd.                               600,000       7,896,271
--------------------------------------------------------------------------------
Financial--27.2%
--------------------------------------------------------------------------------
Diversified Financial--12.5%
Countrywide Credit Industries, Inc.                      300,000      12,956,250
--------------------------------------------------------------------------------
H&R Block, Inc.                                          475,000      21,285,938
                                                                    ------------
                                                                      34,242,188

--------------------------------------------------------------------------------
Insurance--14.7%
ACE Ltd.                                                 375,000      12,703,125
--------------------------------------------------------------------------------
Exel Ltd., Cl. A                                         363,870      27,813,313
                                                                    ------------
                                                                      40,516,438

--------------------------------------------------------------------------------
Industrial--9.7%
--------------------------------------------------------------------------------
Manufacturing--4.8%
LucasVarity plc, ADR                                     380,000      13,300,000
--------------------------------------------------------------------------------
Transportation--4.9%
Canadian Pacific Ltd. (New)                              600,000      13,575,000
--------------------------------------------------------------------------------
Technology--12.5%
--------------------------------------------------------------------------------
Telecommunications/Technology--12.5%
General Instrument Corp.(1)                              246,000       6,319,125
--------------------------------------------------------------------------------
Tele-Communications, Inc. (New),
TCI Ventures Group, A Shares(1)                        1,500,000      27,937,500
                                                                    ------------
                                                                      34,256,625


                 13 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                         Shares     See Note 1
--------------------------------------------------------------------------------
Utilities--11.4%
--------------------------------------------------------------------------------
Electric Utilities--1.4%
Niagara Mohawk Power Corp.(1)                            265,000      $3,875,625
--------------------------------------------------------------------------------
Telephone Utilities--10.0%
MCI WorldCom, Inc.(1)                                    500,000      27,625,000
                                                                    ------------
Total Common Stocks (Cost $128,525,400)                              219,806,053

                                                     Face
                                                     Amount
================================================================================
Short-Term Notes--19.0%(2)
--------------------------------------------------------------------------------
American Express Credit Corp., 5.28%, 11/3/98        $10,000,000       9,997,067
--------------------------------------------------------------------------------
Federal Home Loan Bank, 4.78%, 11/18/98                8,040,000       8,021,852
--------------------------------------------------------------------------------
Federal Home Loan Bank, 5.40%, 11/2/98                 2,725,000       2,724,591
--------------------------------------------------------------------------------
Ford Motor Credit Corp., 5.05%, 12/1/98                  120,000         119,495
--------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.08%, 11/20/98      12,532,000      12,498,400
--------------------------------------------------------------------------------
Household Finance Corp., 5.28%, 11/9/98                9,099,000       9,088,324
--------------------------------------------------------------------------------
John Deere Capital Corp., 5.27%, 11/9/98              10,000,000       9,988,289
                                                                    ------------
Total Short-Term Notes (Cost $52,438,018)                             52,438,018

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $180,963,418)             98.9%    272,244,071
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              1.1       2,958,684
                                                          ------    ------------
Net Assets                                                 100.0%   $275,202,755
                                                          ======    ============

1. Non-income producing security.

2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                 14 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $180,963,418)--see
accompanying statement                                              $272,244,071
--------------------------------------------------------------------------------
Cash                                                                       5,772
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                       3,907,106
Interest and dividends                                                   200,405
Shares of capital stock sold                                             200,265
Other                                                                    331,838
                                                                    ------------
Total assets                                                         276,889,457

================================================================================
Liabilities Payables and other liabilities:
Shares of capital stock redeemed                                       1,031,950
Redemption of income certificates                                        495,045
Distribution and service plan fees                                        54,472
Transfer and shareholder servicing agent fees                             22,554
Directors' fees                                                            5,817
Dividends                                                                  3,490
Other                                                                     73,374
                                                                    ------------
Total liabilities                                                      1,686,702

================================================================================
Net Assets                                                          $275,202,755
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                                        $858
--------------------------------------------------------------------------------
Additional paid-in capital                                           174,670,637
--------------------------------------------------------------------------------
Undistributed net investment income                                      307,305
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions               8,943,302
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    91,280,653
                                                                    ------------
Net assets                                                          $275,202,755
                                                                    ============

================================================================================
Net Asset Value Per Share

Class A Shares:

Net asset value and redemption price per share (based on net assets of $262,668,893 and 8,180,887 shares of capital stock outstanding) $32.11

Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $34.07

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,561,755 and 301,575 shares of capital stock outstanding) $31.71

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,972,107 and 93,666 shares of capital stock outstanding) $31.73

See accompanying Notes to Financial Statements.


                 15 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $124,795)             $2,590,836
--------------------------------------------------------------------------------
Interest                                                              1,492,576
                                                                   ------------
Total income                                                          4,083,412

================================================================================
Expenses
Management fees--Note 4                                               2,871,810
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                               1,405,206
Class B                                                                  45,629
Class C                                                                  15,759
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   212,625
--------------------------------------------------------------------------------
Registration and filing fees                                            113,807
--------------------------------------------------------------------------------
Shareholder reports                                                      69,618
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              28,350
--------------------------------------------------------------------------------
Directors' fees and expenses                                             25,409
--------------------------------------------------------------------------------
Custodian fees and expenses                                               2,350
--------------------------------------------------------------------------------
Other                                                                    35,846
                                                                   ------------
Total expenses                                                        4,826,409
Less reimbursement of expenses by
OppenheimerFunds, Inc.--Note 4                                       (1,070,287)
                                                                   ------------
Net expenses                                                          3,756,122

================================================================================
Net Investment Income                                                   327,290
================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                      8,958,278
--------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on investments                                          27,834,805
                                                                   ------------
Net realized and unrealized gain                                     36,793,083

================================================================================
Net Increase in Net Assets Resulting from Operations                $37,120,373
                                                                   ============

See accompanying Notes to Financial Statements.


                 16 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                              Year Ended October 31,
                                                              1998             1997(1)
============================================================================================
Operations
Net investment income                                         $     327,290    $   4,621,550
--------------------------------------------------------------------------------------------
Net realized gain                                                 8,958,278      112,202,017
--------------------------------------------------------------------------------------------
Provision/reduction of income taxes on capital gains                     --          101,806
--------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation            27,834,805      (81,440,121)
                                                              -------------    -------------
Net increase in net assets resulting from operations             37,120,373       35,485,252

============================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                          (1,033,878)      (1,463,750)
Class B                                                              (2,195)              --
Class C                                                                (816)              --
--------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                        (111,344,042)              --
Class B                                                            (438,272)              --
Class C                                                            (247,999)              --

============================================================================================
Capital Stock Transactions Net increase  (decrease) in net assets resulting from capital stock transactions--Note 2:
Class A                                                          (5,120,973)    (361,670,071)
Class B                                                           8,589,646        1,137,545
Class C                                                           2,372,167          743,541
Redemption of income shares                                              --     (208,857,924)

============================================================================================
Net Assets
Total decrease                                                  (70,105,989)    (534,625,407)
--------------------------------------------------------------------------------------------
Beginning of period                                             345,308,744      879,934,151
                                                              -------------    -------------
End of period (including undistributed net investment
income of $307,305 and $1,025,380, respectively)              $ 275,202,755    $ 345,308,744
                                                              =============    =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

See accompanying Notes to Financial Statements.


                 17 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Financial Highlights
--------------------------------------------------------------------------------

                                                         Class A
                                                         ------------------------------------------------------------------
                                                         Year Ended October 31,               Year Ended December 31,
                                                         1998            1997(2)              1996               1995
===========================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $41.63          $37.25               $33.65             $25.79
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .05             .44                   --                 --
Net realized and unrealized gain (loss)                    4.28            3.93                 6.91               9.46
Provision/reduction for corporate income
taxes on net realized long-term capital gain                 --             .01                (3.31)             (1.57)
                                                         ------          ------               ------             ------
Total income (loss) from investment operations             4.33            4.38                 3.60               7.89
---------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.13)             --                   --                 --
Distributions from net realized gain                     (13.72)             --                   --                 --
Distributions from net realized short-term gain              --              --                   --               (.03)
                                                         ------          ------               ------             ------
Total dividends and distributions to shareholders        (13.85)             --                   --               (.03)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $32.11          $41.63               $37.25             $33.65
                                                         ======          ======               ======             ======
Market value, end of period                                 N/A             N/A               $36.13             $31.88
                                                         ======          ======               ======             ======
===========================================================================================================================
Total Return, at Net Asset Value(4)                       13.28%          11.76%               20.46%(3)          36.68%(3)

===========================================================================================================================
Total Return, at Market Value(5)                            N/A             N/A                23.63%             45.58%

===========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $262,669        $343,329             $879,934           $815,179
---------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $280,821        $434,401             $883,395                N/A
---------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.13%           1.28%(6)(8)          2.82%              3.20%
Expenses, before voluntary assumption
or reimbursement by the Manager                            1.67%           1.54%(6)(8)          0.72%(7)           0.73%
Expenses, net of voluntary assumption
or reimbursement by the Manager                            1.29%           1.11%(6)(8)           N/A                N/A
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 30.2%           33.8%                  74%                72%

1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997.

2. For the ten months ended October 31, 1997, for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31.

3. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993 would have been 18.25%, 34.20%, (3.11)% and 7.32%, respectively.

4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one


                 18 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                                                     Class B                  Class C
                                                      ----------------------         ----------------------   ----------------------
                                                                                     Year Ended October 31,   Year Ended October 31,
                                                      1994            1993           1998        1997(1)      1998        1997(1)
================================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                  $27.09          $26.29         $41.41      $37.04       $41.42      $37.04
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --              --           (.06)        .01         (.13)        .01
Net realized and unrealized gain (loss)                 (.38)           2.45           4.15        4.36         4.21        4.37
Provision/reduction for corporate income
taxes on net realized long-term capital gain            (.53)          (1.43)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total income (loss) from investment operations          (.91)           1.02           4.09        4.37         4.08        4.38
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                      --              --           (.07)         --         (.05)         --
Distributions from net realized gain                      --              --         (13.72)         --       (13.72)         --
Distributions from net realized short-term gain         (.39)           (.22)            --          --           --          --
                                                      ------          ------         ------      ------       ------      ------
Total dividends and distributions to shareholders       (.39)           (.22)        (13.79)         --       (13.77)         --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $25.79          $27.09         $31.71      $41.41       $31.73      $41.42
                                                      ======          ======         ======      ======       ======      ======
Market value, end of period                           $23.00          $23.75            N/A         N/A          N/A         N/A
                                                      ======          ======         ======      ======       ======      ======
================================================================================================================================
Total Return, at Net Asset Value(4)                    (1.29)%(3)       9.34%(3)      12.54%      11.80%       12.49%      11.82%

================================================================================================================================
Total Return, at Market Value(5)                        0.89%          10.50%           N/A         N/A          N/A         N/A

================================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $673,742        $696,803         $9,562      $1,208       $2,972        $773
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                        N/A             N/A         $4,586        $552       $1,582        $372
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   3.47%           3.29%         (0.57)%      0.07%(6)    (0.58)%      0.06%(6)
Expenses, before voluntary assumption
or reimbursement by the Manager                         0.74%           0.74%          2.24%       2.14%(6)     2.23%       2.13%(6)
Expenses, net of voluntary assumption
or reimbursement by the Manager                          N/A             N/A           2.01%       1.86%(6)     2.01%       1.85%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                45%             51%          30.2%       33.8%        30.2%       33.8%

full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value.

5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).

6. Annualized.

7. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

8. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods.

9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1998, were $77,468,971 and $209,752,585, respectively.

See accompanying Notes to Financial Statements


                 19 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund invests in securities (primarily equity securities) of companies believed by management to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                 20 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1998, a provision of $5,817 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $5,817 as of October 31, 1998.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


                 21 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies  (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

               The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $8,476. Accumulated net realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 22 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
2. Capital Stock

The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                                   Year Ended October 31, 1998         Period Ended October 31, 1997(1)
                                   ------------------------------      --------------------------------
                                   Shares           Amount             Shares             Amount
-------------------------------------------------------------------------------------------------------
Class A:
Sold                                     945,259    $  29,059,913            487,331      $  16,807,176
Dividends and distribution
reinvested                             1,567,868       46,330,517                 --                 --
Redeemed                              (2,579,261)     (80,511,403)       (10,244,612)      (378,477,247)
                                   -------------    -------------      -------------      -------------
Net decrease                             (66,134)   $  (5,120,973)        (9,757,281)     $(361,670,071)
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class B:
Sold                                     356,498    $  11,089,979             29,862      $   1,164,926
Dividends and distribution
reinvested                                13,702          402,300                 --                 --
Redeemed                                 (97,788)      (2,902,633)              (699)           (27,381)
                                   -------------    -------------      -------------      -------------
Net increase                             272,412    $   8,589,646             29,163      $   1,137,545
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Class C:
Sold                                      85,612    $   2,722,308             22,769      $     916,393
Dividends and distribution
reinvested                                 5,959          175,123                 --                 --
Redeemed                                 (16,559)        (525,264)            (4,115)          (172,852)
                                   -------------    -------------      -------------      -------------
Net increase                              75,012    $   2,372,167             18,654      $     743,541
                                   =============    =============      =============      =============
-------------------------------------------------------------------------------------------------------
Income Shares:
Redeemed                                      --               --         18,004,302      $ 208,857,924
                                   =============    =============      =============      =============

1. For the ten months ended October 31, 1997, for Class A shares and for the period from March 3, 1997 (inception of offering) to October 31, 1997 for Class B and Class C shares.

================================================================================
3. Unrealized Gains and Losses on Investments

As  of  October  31,  1998,  net  unrealized   appreciation  on  investments  of
$91,280,653 was composed of gross appreciation of $92,283,087, and gross depreciation of $1,002,434.


23  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets, 0.90% of the next $400 million and 0.85% of average daily net assets over $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the year ended October 31, 1998, the waiver amounted to $648,723. The Fund's management fee for the year ended October 31, 1998, was 1.00% of the average annual net assets for Class A, Class B and Class C shares.

               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the year ended October 31, 1998, the Manager paid $885,761 to the Sub-Advisor.

               For the year ended October 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $330,196, of which $99,219 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $27,620, $291,004 and $22,732. The amount paid to an affiliated broker/dealer for Class B shares was $15,131. During the year ended October 31, 1998, OFDI received contingent deferred sales charges of $7,353 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the year ended October 31, 1998, the Fund paid OFS $197,200. Effective May 1, 1998, the Board of Directors approved an increase in the annual maintenance fee from $14.85 to $18.00 for each Fund shareholder account.


24  Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the year ended October 31, 1998, the waiver amounted to $421,564. During the year ended October 31, 1998, OFDI paid $2,109 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses.

               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1998, OFDI retained $43,422 and $13,898, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1998, OFDI had incurred excess distribution and servicing costs of $376,529 for Class B and $40,709 for Class C.


                 25 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

               The Fund had no borrowings outstanding during the year ended October 31, 1998.

================================================================================
6. Other Matters

As of September 24, 1998, the Fund changed its custodian bank from State Street Bank and Trust Company to Citibank, N.A.


                 26 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Report of Independent Accountants
--------------------------------------------------------------------------------

================================================================================
To the Board of Directors and Shareholders of Oppenheimer Quest Capital Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Oppenheimer Quest Capital Value Fund, Inc. (the Fund) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Denver, Colorado
November 20, 1998


                 27 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1999 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

               Distributions of $13.8486, $13.7901 and $13.7665 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 5, 1997, of which, for each class of shares, $10.2820 was designated as a capital gain distribution in the "28% Rate Group" and $2.5097 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

               Dividends paid by the Fund during the year ended October 31, 1998, which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

               The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                 28 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 Oppenheimer Quest Capital Value Fund, Inc.
--------------------------------------------------------------------------------

================================================================================
Officers and Directors   Bridget A. Macaskill, Chairman of the Board of
                           Directors and President
                         Paul Y. Clinton, Director
                         Thomas W. Courtney, Director
                         Robert G. Galli, Director
                         Lacy B. Herrmann, Director
                         George Loft, Director
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Sub-Advisor              OpCap Advisors

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and             OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of             Citibank, N.A.
Portfolio Securities

================================================================================
Independent Accountants  PricewaterhouseCoopers LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Quest Capital Value Fund, Inc. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Capital Value Fund, Inc. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.


                 29 Oppenheimer Quest Capital Value Fund, Inc.

--------------------------------------------------------------------------------
 OppenheimerFunds Family
--------------------------------------------------------------------------------

==================================================================================================================
Real Asset Funds
------------------------------------------------------------------------------------------------------------------
Real Asset Fund                       Gold & Special Minerals Fund

==================================================================================================================
Global Stock Funds
------------------------------------------------------------------------------------------------------------------
Developing Markets Fund               International Growth Fund             Quest Global Value Fund
International Small                   Global Fund                           Global Growth & Income Fund
 Company Fund

==================================================================================================================
Stock Funds
------------------------------------------------------------------------------------------------------------------
Enterprise Fund                       MidCap Fund                           Growth Fund
Discovery Fund                        Capital Appreciation Fund             Disciplined Value Fund
Quest Small Cap Value Fund            Quest Capital Value Fund              Quest Value Fund

==================================================================================================================
Stock & Bond Funds
------------------------------------------------------------------------------------------------------------------
Main Street Income &                  Total Return Fund                     Disciplined Allocation Fund
 Growth Fund                          Quest Balanced                        Multiple Strategies Fund
Quest Opportunity                      Value Fund(1)                        Convertible Securities Fund(2)
 Value Fund                           Equity Income Fund

==================================================================================================================
Taxable Bond Funds
------------------------------------------------------------------------------------------------------------------
International Bond Fund               Champion Income Fund                  U.S. Government Trust
World Bond Fund                       Strategic Income Fund                 Limited-Term Government Fund
High Yield Fund                       Bond Fund

==================================================================================================================
Municipal Bond Funds
------------------------------------------------------------------------------------------------------------------
California Municipal Fund(3)          Pennsylvania Municipal Fund(3)        Rochester Division:
Florida Municipal Fund(3)             Municipal Bond Fund                   Rochester Fund Municipals
New Jersey Municipal Fund(3)          Insured Municipal Fund                Limited Term New York
New York Municipal Fund(3)            Intermediate Municipal Fund            Municipal Fund

==================================================================================================================
Money Market Funds(4)
------------------------------------------------------------------------------------------------------------------
Money Market Fund                     Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                 30 Oppenheimer Quest Capital Value Fund, Inc.

                               [GRAPHIC OMITTED]

Internet
24-hr access to account
information. Online
trans actions now available

---------------------------------------
 www.oppenheimerfunds.com
---------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

---------------------------------------
 1-800-525-7048
---------------------------------------

Account Transactions
Mon-Fri 8:30am-8pm ET

---------------------------------------
 1-800-852-8457
---------------------------------------

PhoneLink
24-hr automated information
and automated transactions

---------------------------------------
 1-800-533-3310
---------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

---------------------------------------
 1-800-843-4461
---------------------------------------

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful messages on the economy and issues that affect your investments

---------------------------------------
 1-800-835-3104
---------------------------------------

 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For  added   convenience,   you  can  get   automated   information   with
OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So    call   us    today,    or    visit    us   at   our    website    at
www.oppenheimerfunds.com--we're here to help.

                           [LOGO] OppenheimerFunds(R)
                                Distributor, Inc.

RA0835.001.1098  December 30, 1998

                        SEMIANNUAL REPORT APRIL 30, 1999

                                  OPPENHEIMER

                                 Quest Balanced
                                   Value Fund
                                    [PHOTO]

                             [OPPENHEIMERFUNDS LOGO]
                            THE RIGHT WAY TO INVEST

CONTENTS

3  President's Letter

5  An Interview
   with your Fund's
   Manager

10 Financial
   Statements

27 Officers and
   Trustees

28 Information and
   Services

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

- THE FUND TOOK ADVANTAGE OF COMPELLING VALUES after the stock market declined sharply last fall, and sold or reduced positions that reached full value during the subsequent recovery.

- THE FUND'S FIXED INCOME PORTFOLIO during the period included inflation-indexed U.S. Treasury securities.

CUMULATIVE TOTAL RETURNS

For the 6-Month Period
Ended 4/30/99

CLASS A

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
20.19%             13.28%
---------------------------------

CLASS B

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
19.89%             14.89%
---------------------------------

CLASS C

Without            With
Sales Chg.(1)      Sales Chg.(2)
---------------------------------
19.85%             18.85%
---------------------------------


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. IN REVIEWING PERFORMANCE AND
RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE THE STOCK MARKET CAN BE VOLATILE, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT 1-800-525-7048 OR VISIT OUR WEBSITE, WWW.OPPENHEIMERFUNDS.COM. OppenheimerFunds, Inc. became the Fund's advisor on 11/22/95. The Fund's subadvisor is OpCap Advisors, which was the Fund's advisor prior to 11/22/95. The portfolio manager is employed by the Fund's subadvisor.

1. Includes changes in net asset value per share without deducting any sales charges.

2. Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%.
Class C return includes the applicable contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.15% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                     2  Oppenheimer QuestBalanced Value Fund

[PHOTO]
BRIDGET A. MACASKILL
President
Oppenheimer
Quest Balanced
Value Fund

DEAR SHAREHOLDER,
--------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.

       The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)

       Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.

       Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)

1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                    3  Oppenheimer Quest Balanced Value Fund

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.

       Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ BRIDGET A. MACASKILL

Bridget A. Macaskill
May 21, 1999


                     4  Oppenheimer Quest Balanced Value Fund

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Jolene Mirenna
Colin Glinsman
(Portfolio Manager)


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DID OPPENHEIMER QUEST BALANCED VALUE FUND PERFORM DURING THE SIX-MONTH PERIOD THAT ENDED APRIL 30, 1999?

We are pleased with the Fund's performance, especially in an environment that has favored growth-oriented stocks over the value-oriented stocks in which we primarily invest. We were able to take advantage of a number of value-oriented opportunities during the market correction that occurred during the third quarter of 1998, and those investments subsequently performed well when their prices rose over the past six months.

WHAT TYPES OF INVESTMENTS DID YOU MAKE DURING LAST YEAR'S MARKET CORRECTION AND SUBSEQUENT RECOVERY?

We invested in a number of growing companies in a variety of different industries that we believed were unfairly punished during last fall's broad market decline. However, not only did we move quickly to acquire these "fallen angels" at or near their lows, we maintained a strict sell discipline to help ensure that we either eliminated or reduced holdings that had, in our opinion, become fully-valued. In several cases, our sell discipline benefited performance by protecting the portfolio when the prices of fully-valued securities subsequently declined. For example, both software developer Computer Associates International, Inc. and a leading food and tobacco company provided attractive gains during the fall of 1998.


                     5  Oppenheimer Quest Balanced Value Fund

AVG ANNUAL TOTAL RETURNS
For the Periods Ended 3/31/99(1)

CLASS A
                     Since
1 year     5 year    Inception
------------------------------
18.79%     21.42%    17.32%
------------------------------

CLASS B
                     Since
1 year     5 year    Inception
------------------------------
20.23%     21.96%    20.02%
------------------------------

CLASS C
                     Since
1 year     5 year    Inception
------------------------------
24.29%     22.02%    20.00%
------------------------------


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

After we trimmed our positions, the stocks' prices fell substantially. We were therefore able to protect the Fund from the full impact of those price declines. As a bonus, we reacquired shares of Computer Associates International, Inc. at a lower cost. Because of adverse developments related to lawsuits, however, we did not reacquire all of the shares of the food and tobacco company which we had sold.

HOW WERE THE FUND'S ASSETS ALLOCATED AMONG STOCKS AND BONDS OVER THE PAST SIX MONTHS?

We have maintained a fairly steady and conservative posture, with our allocation to stocks running between 50% and 60% of total assets. Typically, equities comprise between 50% to 75% of the portfolio. We have generally stayed toward the light side of that range because the stock market has done very well, and we're concerned about high valuations.

       Our fixed income investments, which comprised approximately 30% of the portfolio on April 30, included inflation-linked U.S. Treasury securities, which we believe are more attractive than the bond market as a whole, especially if inflationary pressures re-emerge. We also held a position of high yield bonds during the period.

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 11/1/91. The Fund's maximum sales charge for Class A shares was lower prior to 11/24/95, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 1% (since inception on 9/1/93). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 9/1/93. Class A shares are subject to an annual 0.15% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                    6  Oppenheimer Quest Balanced Value Fund

DID YOU MAKE ANY CHANGES TO THE PORTFOLIO'S EXPOSURE TO ANY SPECIFIC INDUSTRIES OR MARKET SECTORS?

Yes. But first, it is important to understand that we select stocks on a company-by-company basis, not according to macroeconomic or industry trends. This "bottom-up" approach did lead us to a number of opportunities in the telecommunications industry, however. Our research suggested that companies such as MCI WorldCom, Inc. and Motorola, Inc. would benefit from higher demand for telecommunication services created by the growth of the Internet and technology.

       MCI WorldCom, Inc. has a terrific long distance network, in our opinion. They are a leader in Internet traffic, and have built local access facilities in the United States and Europe. We believe that profits will improve further when the company completes its restructuring, which should drive its stock price higher.

       Motorola, Inc. is primarily a turn-around story. The stock languished after a series of management errors between 1995 and 1997. In 1998, Motorola moved aggressively to correct its mistakes, and we are optimistic that their cellular telephone business is now positioned to prosper.


                    7  Oppenheimer Quest Balanced Value Fund

ASSET ALLOCATION(2)
[PIE CHART]

- Stocks              53.6%

- Bonds               32.8

- Cash Equivalents    13.6


AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS AND THE PORTFOLIO?

While we are cautiously optimistic about the stock and bond markets as a whole, we feel very good about the positioning of the portfolio. In our opinion, many of our holdings continue to represent attractive values, and they appear to be poised for good long-term returns. The portfolio is focused on stocks and bonds in which we have a high degree of confidence, and as value managers, we seek to ensure that the stocks in the portfolio do not become so "mature" that they no longer offer value. We believe that this unwavering focus on value is an important part of what makes OppenheimerFunds The Right Way to Invest.

TOP 10 STOCK HOLDINGS(2)
----------------------------------------------------------------------------
Computer Associates International, Inc.                                7.0%
----------------------------------------------------------------------------
Monsanto Co.                                                           4.3
----------------------------------------------------------------------------
Motorola, Inc.                                                         3.8
----------------------------------------------------------------------------
AMR Corp.                                                              3.3
----------------------------------------------------------------------------
Compaq Computer Corp.                                                  3.2
----------------------------------------------------------------------------
Adaptec, Inc.                                                          3.0
----------------------------------------------------------------------------
Household International, Inc.                                          2.8
----------------------------------------------------------------------------
MCI WorldCom, Inc.                                                     2.4
----------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.                                   2.3
----------------------------------------------------------------------------
Wells Fargo Co.                                                        2.3
----------------------------------------------------------------------------

2. Portfolio is subject to change. Percentages are as of April 30, 1999, and are based on total market value of investments.


                     8  Oppenheimer Quest Balanced Value Fund

FINANCIALS
--------------------------------------------------------------------------------



                     9  Oppenheimer Quest Balanced Value Fund

STATEMENT OF INVESTMENTS April 30, 1999 (Unaudited)

                                                                                                  MARKET VALUE
                                                                                    SHARES        SEE NOTE 1
================================================================================================================
COMMON STOCKS--50.1%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--6.9%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--4.6%
Hercules, Inc.                                                                        100,000        $ 3,781,250
----------------------------------------------------------------------------------------------------------------
Monsanto Co.                                                                          800,000         36,200,000
                                                                                                     -----------
                                                                                                      39,981,250

----------------------------------------------------------------------------------------------------------------
METALS--2.3%
Freeport-McMoRan Copper & Gold, Inc., Cl. B                                         1,300,000         19,906,250
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.4%
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.4%
AlliedSignal, Inc.                                                                    200,000         11,750,000
----------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                  200,000         17,800,000
                                                                                                     -----------
                                                                                                      29,550,000

----------------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES--6.7%
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: LONG DISTANCE--6.7%
General Semiconductor, Inc.(1)                                                        750,000          5,625,000
----------------------------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                                               600,000         16,200,000
----------------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.(1)                                                                 250,000         20,546,875
----------------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                                              150,000         15,384,375
                                                                                                     -----------
                                                                                                      57,756,250

----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--2.8%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--1.1%
Chancellor Media Corp.(1)                                                             172,200          9,449,475
----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--1.7%
McDonald's Corp.                                                                      340,000         14,407,500
----------------------------------------------------------------------------------------------------------------
FINANCIAL--6.7%
----------------------------------------------------------------------------------------------------------------
BANKS--2.2%
Wells Fargo Co.                                                                       450,000         19,434,375
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--4.5%
Citigroup, Inc.                                                                       200,000         15,050,000
----------------------------------------------------------------------------------------------------------------
Household International, Inc.                                                         480,000         24,150,000
                                                                                                     -----------
                                                                                                      39,200,000

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--1.0%
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--1.0%
American Home Products Corp.                                                          140,000          8,540,000
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--18.3%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--6.0%
Adaptec, Inc.(1)                                                                    1,050,000         25,265,625
----------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                                               1,200,000         26,775,000
                                                                                                     -----------
                                                                                                      52,040,625

                    10  Oppenheimer Quest Balanced Value Fund

                                                                                                  MARKET VALUE
                                                                                    SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES--1.5%
First Data Corp.                                                                      300,000       $ 12,731,250
----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.1%
Cadence Design Systems, Inc.(1)                                                       150,000          2,034,375
----------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                                             1,400,000         59,762,500
                                                                                                    ------------
                                                                                                      61,796,875

----------------------------------------------------------------------------------------------------------------
ELECTRONICS--3.7%
Motorola, Inc.                                                                        400,000         32,050,000
----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--4.3%
----------------------------------------------------------------------------------------------------------------
AIR TRANSPORTATION--3.2%
AMR Corp.(1)                                                                          400,000         27,925,000
----------------------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.1%
Canadian Pacific Ltd.                                                                 440,000          9,955,000
                                                                                                    ------------
Total Common Stocks (Cost $374,326,861)                                                              434,723,850

================================================================================================================
PREFERRED STOCKS--1.0%
----------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
each representing 0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
(Cost $8,173,336)                                                                     506,400          8,925,300

                                                                                    FACE
                                                                                    AMOUNT
================================================================================================================
U.S. GOVERNMENT OBLIGATIONS--14.2%
----------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Inflationary Bonds, 3.375%, 1/15/07(2)                $ 19,000,000         18,548,426
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09(2)                         104,400,000        104,597,949
                                                                                                    ------------
Total U.S. Government Obligations (Cost $122,992,536)                                                123,146,375

================================================================================================================
NON-CONVERTIBLE CORPORATE BONDS AND NOTES--18.0%
----------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.7%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--0.7%
IMC Global, Inc., 7.625% Bonds, 11/1/05                                             5,500,000          5,710,660
----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--3.7%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.2%
Raytheon Co., 6.40% Bonds, 12/15/18(3)                                             11,500,000         10,906,611
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.3%
Allied Waste North America, Inc., 7.625% Sr. Nts., Series B, 1/1/06                 9,500,000          9,310,000
----------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                               2,000,000          1,980,000
                                                                                                    ------------
                                                                                                      11,290,000

----------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.2%
Federal-Mogul Corp., 7.375% Nts., 1/15/06(3)                                      10,500,000          10,314,570


                    11  Oppenheimer Quest Balanced Value Fund

                                                                                    FACE          MARKET VALUE
                                                                                    AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.0%
----------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--1.0%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                                  $ 6,000,000       $  5,677,500
----------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05                             2,750,000          2,722,500
                                                                                                    ------------
                                                                                                       8,400,000

----------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.4%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--2.4%
USA Networks, Inc., 6.75% Sr. Nts., 11/15/05(3)                                    21,150,000         20,970,267
----------------------------------------------------------------------------------------------------------------
FOOD--0.4%
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub. Nts., 7/15/07(4)               4,000,000          3,260,000
----------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.6%
Playtex Family Products Corp., 9% Sr. Sub. Nts., 12/15/03                           5,500,000          5,678,750
----------------------------------------------------------------------------------------------------------------
FINANCIAL--5.5%
----------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--2.5%
Conseco Financing Trust II, 8.70% Unsec. Capital Securities, 11/15/26              22,955,000         21,467,769
----------------------------------------------------------------------------------------------------------------
INSURANCE--3.0%
AFLAC, Inc., 6.50% Sr. Nts., 4/15/09(3)                                            18,500,000         18,252,377
----------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                                           8,000,000          7,724,616
                                                                                                    ------------
                                                                                                      25,976,993

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--3.7%
----------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES--3.7%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08(4)                                   6,000,000          6,390,000
----------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Nts., 6/1/08(3)                                                          5,350,000          5,229,625
8% Sr. Nts., 1/15/05                                                               17,500,000         17,675,000
8.625% Sr. Unsec. Nts., 12/1/03                                                     2,500,000          2,550,738
                                                                                                    ------------
                                                                                                      31,845,363
                                                                                                    ------------
Total Non-Convertible Corporate Bonds and Notes (Cost $158,051,123)                                  155,820,983

================================================================================================================
CONVERTIBLE CORPORATE BONDS AND NOTES--1.3%
----------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.3%
----------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--1.0%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                                         10,000,000          8,537,500
----------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--0.3%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs., 3/15/05                          4,000,000           2,740,000
                                                                                                    ------------
Total Convertible Corporate Bonds and Notes (Cost $11,851,183)                                        11,277,500


                    12  Oppenheimer Quest Balanced Value Fund

                                                                                    FACE          MARKET VALUE
                                                                                    AMOUNT        SEE NOTE 1
================================================================================================================
SHORT-TERM NOTES--13.3%(5)
-----------------------------------------------------------------------------------------------------------------
American Express Credit Corp., 4.75%, 5/24/99                                     $ 8,335,000       $  8,309,706
-----------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 4.78%, 5/17/99                                   8,451,000          8,433,046
-----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.65%, 5/3/99-6/1/99                              36,640,000         36,570,437
-----------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
4.78%, 6/1/99                                                                      10,400,000         10,357,193
4.83%, 5/3/99                                                                      16,840,000         16,835,481
-----------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 4.77%, 5/5/99                                            20,000,000         19,989,400
-----------------------------------------------------------------------------------------------------------------
Norwest Financial Corp., 4.80%, 5/27/99                                            15,000,000         14,948,000
                                                                                                    ------------
Total Short-Term Notes (Cost $115,443,263)                                                           115,443,263


-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $790,838,302)                                          97.9%       849,337,271
-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                           2.1         18,606,794
                                                                                   ----------       ------------
NET ASSETS                                                                             100.0%       $867,944,065
                                                                                   ==========       ============

1. Non-income producing security.

2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,673,450 or 7.57% of the Fund's net assets as of April 30, 1999.

4. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements.

5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.


                    13  Oppenheimer Quest Balanced Value Fund

STATEMENT OF ASSETS AND LIABILITIES April 30, 1999 (Unaudited)


================================================================================================================
ASSETS
Investments, at value (cost $790,838,302)--see accompanying statement                               $849,337,271
----------------------------------------------------------------------------------------------------------------
Cash                                                                                                     186,565
----------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                    15,271,504
Interest and dividends                                                                                 5,670,108
Other                                                                                                      7,069
                                                                                                    ------------
Total assets                                                                                         870,472,517

================================================================================================================
LIABILITIES Payables and other liabilities:
Investments purchased                                                                                  1,277,931
Shares of beneficial interest redeemed                                                                   894,494
Distribution and service plan fees                                                                       159,703
Shareholder reports                                                                                       68,258
Transfer and shareholder servicing agent fees                                                             35,133
Trustees' compensation--Note 1                                                                            11,620
Other                                                                                                     81,313
                                                                                                    ------------
Total liabilities                                                                                      2,528,452

================================================================================================================
NET ASSETS                                                                                          $867,944,065
                                                                                                    ============

================================================================================================================
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                          $    533,177
----------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                           778,684,001
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                    1,755,363
----------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                                              28,472,555
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                    58,498,969
                                                                                                    ------------
Net assets                                                                                          $867,944,065
                                                                                                    ============

                    14  Oppenheimer Quest Balanced Value Fund

================================================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$420,269,227 and 25,716,338 shares of beneficial interest outstanding)                                    $16.34
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                                                  $17.34

----------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $322,232,730 and 19,864,869 shares of beneficial interest outstanding)                                 $16.22

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $125,442,108 and 7,736,499 shares of beneficial interest outstanding)                                  $16.21

See accompanying Notes to Financial Statements.


                    15  Oppenheimer Quest Balanced Value Fund

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 1999 (Unaudited)


================================================================================================================
INVESTMENT INCOME
Interest                                                                                             $ 6,497,263
----------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,851)                                                 1,379,712
                                                                                                     -----------
Total income                                                                                           7,876,975

================================================================================================================
EXPENSES
Management fees--Note 4                                                                                2,001,045
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                  503,745
Class B                                                                                                  784,081
Class C                                                                                                  310,721
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                    273,728
----------------------------------------------------------------------------------------------------------------
Registration and filing fees                                                                             190,498
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       79,910
----------------------------------------------------------------------------------------------------------------
Trustees' compensation--Note 1                                                                            17,113
----------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                               11,159
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                9,571
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     40,182
                                                                                                     -----------
Total expenses                                                                                         4,221,753
Less expenses paid indirectly--Note 4                                                                     (3,517)
                                                                                                     -----------
Net expenses                                                                                           4,218,236

================================================================================================================
NET INVESTMENT INCOME                                                                                  3,658,739

================================================================================================================
REALIZED AND UNREALIZED GAIN
Net realized gain on investments                                                                      29,131,886
Net change in unrealized appreciation or depreciation on investments                                  45,907,975
                                                                                                     -----------
Net realized and unrealized gain                                                                      75,039,861

================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $78,698,600
                                                                                                     ===========

See accompanying Notes to Financial Statements.

                    16  Oppenheimer Quest Balanced Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS ENDED    YEAR ENDED
                                                                   APRIL 30, 1999      OCTOBER 31,
                                                                   (UNAUDITED)         1998
===================================================================================================
OPERATIONS
Net investment income                                              $  3,658,739        $  2,923,416
---------------------------------------------------------------------------------------------------
Net realized gain                                                    29,131,886          30,835,570
---------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                45,907,975           3,887,092
                                                                   ------------        ------------
Net increase in net assets resulting from operations                 78,698,600          37,646,078

===================================================================================================
DIVIDENDS  AND  DISTRIBUTIONS  TO  SHAREHOLDERS  Dividends  from net  investment income:
Class A                                                              (2,052,879)         (1,415,504)
Class B                                                                (852,614)           (321,556)
Class C                                                                (349,363)            (96,706)

---------------------------------------------------------------------------------------------------
Distributions from net realized gain:

Class A                                                             (19,068,681)        (10,300,115)
Class B                                                              (8,964,456)         (3,423,832)
Class C                                                              (3,441,414)           (921,807)


===================================================================================================
BENEFICIAL  INTEREST  TRANSACTIONS  Net  increase in net assets  resulting  from beneficial interest transactions--Note 2:
Class A                                                             262,809,630          42,617,372
Class B                                                             245,450,372          29,355,474
Class C                                                              98,176,723          12,351,024

===================================================================================================
NET ASSETS

Total increase                                                      650,405,918         105,490,428
---------------------------------------------------------------------------------------------------
Beginning of period                                                 217,538,147         112,047,719
                                                                   ------------        ------------
End of period (including undistributed net investment
income of $1,755,363 and $1,351,480, respectively)                 $867,944,065        $217,538,147
                                                                   ============        ============


See accompanying Notes to Financial Statements.

                   17  Oppenheimer Quest Balanced Value Fund

FINANCIAL HIGHLIGHTS

                                            CLASS A
                                            -------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            APRIL 30,
                                            1999              YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)       1998            1997          1996(1)      1995
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $15.50          $13.99        $12.48        $10.92        $10.09
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .09             .26           .20           .23           .27(2)
Net realized and unrealized gain                  2.82            3.24          2.65          2.05          1.27
                                                ------          ------        ------        ------     ---------
Total income from investment
operations                                        2.91            3.50          2.85          2.28          1.54

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.15)           (.20)         (.19)         (.22)         (.29)
Distributions from net realized gain             (1.92)          (1.79)        (1.15)         (.50)         (.42)
                                                ------          ------        ------        ------     ---------
Total dividends and distributions to
shareholders                                     (2.07)          (1.99)        (1.34)         (.72)         (.71)

----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.34          $15.50        $13.99        $12.48        $10.92
                                                ======          ======        ======        ======     =========

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)             20.19%           27.91%        25.18%        21.84%        16.35%

================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                               $420,269         $135,821       $79,751       $49,322       $37,082
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $255,529         $103,244       $61,618       $43,428       $33,397
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                           1.83%(5)          2.07%         1.68%         2.03%         2.60%(4)
Expenses(6)                                     1.50%(5)          1.55%         1.58%         1.90%         1.99%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                        43%              165%           89%          124%          130%

1. On November 22, 1995, OppenheimerFunds, Inc. became the investment advisor to the Fund.

2. Based on average shares outstanding for the period.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

                   18  Oppenheimer Quest Balanced Value Fund

                   CLASS B
---------          ---------------------------------------------------------------------------------------------
                   SIX MONTHS
                   ENDED
                   APRIL 30,
                   1999                YEAR ENDED OCTOBER 31,
1994               (UNAUDITED)         1998               1997             1996(1)         1995         1994
================================================================================================================
   $11.24          $15.40               $13.92            $12.42            $10.88          $10.07        $11.23
----------------------------------------------------------------------------------------------------------------
      .32(2)          .06                  .19               .15               .17             .19(2)        .25(2)
      .55            2.79                 3.20              2.62              2.03            1.28           .56
   ------          ------               ------             -----            ------          ------        ------

      .87            2.85                 3.39              2.77              2.20            1.47           .81

----------------------------------------------------------------------------------------------------------------

     (.32)           (.11)                (.12)             (.12)             (.16)           (.24)         (.27)
    (1.70)          (1.92)               (1.79)            (1.15)             (.50)           (.42)        (1.70)
   ------          ------               ------             -----            ------          ------        ------

    (2.02)          (2.03)               (1.91)            (1.27)             (.66)           (.66)        (1.97)

----------------------------------------------------------------------------------------------------------------
   $10.09          $16.22               $15.40            $13.92            $12.42          $10.88        $10.07
   ======          ======               ======             =====            ======          ======        ======

================================================================================================================

     8.64%          19.89%               27.08%            24.55%            21.07%          15.65%         7.96%

================================================================================================================


  $30,576        $322,233              $60,807           $25,609           $13,175          $7,623        $2,928
----------------------------------------------------------------------------------------------------------------
  $29,112        $159,550              $39,165           $19,230           $10,097          $4,856        $1,586
----------------------------------------------------------------------------------------------------------------

     3.16%(4)        1.22%(5)             1.53%             1.09%             1.40%           1.71%(4)      2.53%(4)
     1.86%(4)        2.09%(5)             2.15%             2.17%             2.53%           2.59%(4)      2.47%(4)
----------------------------------------------------------------------------------------------------------------
      113%             43%                 165%               89%              124%            130%          113%

4. During the periods presented above, the former Advisor voluntarily waived a portion of its fees. If such waivers had not been in effect, the ratios of net investment income to average net assets and the ratios of expenses to average net assets would have been 2.57% and 2.02%, respectively, for Class A, 1.73% and 2.57%, respectively, for Class B and 1.43% and 2.84%, respectively, for Class C, for the year ended October 31, 1995, and 2.70% and 2.32%, respectively, for Class A, 2.07% and 2.93%, respectively, for Class B and 1.91% and 3.10%, respectively, for Class C, for the year ended October 31, 1994.

5. Annualized.

                   19  Oppenheimer Quest Balanced Value Fund

                                            CLASS C
                                            --------------------------------------------------------------------
                                            SIX MONTHS
                                            ENDED
                                            APRIL 30,
                                            1999         YEAR ENDED OCTOBER 31,
                                            (UNAUDITED)  1998         1997        1996(1)     1995       1994
================================================================================================================
PER SHARE OPERATING DATA
Net asset value, beginning of period            $15.40      $13.92     $12.43      $10.89      $10.07     $11.23
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                              .07         .18        .15         .17         .15(2)     .24(2)
Net realized and unrealized gain                  2.78        3.21       2.62        2.02        1.30        .56
                                                ------      ------     ------      ------      ------     ------
Total income from investment
operations                                        2.85        3.39       2.77        2.19        1.45        .80

----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income              (.12)       (.12)      (.13)       (.15)       (.21)      (.26)
Distributions from net realized gain             (1.92)      (1.79)     (1.15)       (.50)       (.42)     (1.70)
                                                ------      ------     ------      ------      ------     ------
Total dividends and distributions to
shareholders                                     (2.04)      (1.91)     (1.28)       (.65)       (.63)     (1.96)

----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $16.21      $15.40     $13.92      $12.43      $10.89     $10.07
                                                ======      ======     ======      ======      ======     ======

================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)              19.85%      27.12%     24.51%      20.97%      15.38%      7.91%


================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)                                $125,442     $20,910     $6,687      $2,809      $1,828       $455
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)             $ 63,231     $11,598     $4,724      $2,200      $  968       $298
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                             1.21%(5)    1.60%      1.09%       1.40%       1.39%(4)   2.39%(4)
Expenses(6)                                       2.09%(5)    2.15%      2.17%       2.53%       2.88%(4)   2.62%(4)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                          43%        165%        89%        124%        130%       113%


6. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1999, were $657,444,900 and $185,076,787, respectively.

See accompanying Notes to Financial Statements.

                   20  Oppenheimer Quest Balanced Value Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)


===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Quest Balanced Value Fund (the Fund), a series of Oppenheimer Quest For Value Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek growth of capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.


                   21  Oppenheimer Quest Balanced Value Fund

===============================================================================
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

-------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended April 30, 1999, a provision of $8,500 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $11,572 as of April 30, 1999.

-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

-------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


                   22  Oppenheimer Quest Balanced Value Fund

===============================================================================
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

===============================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          SIX MONTHS ENDED APRIL 30, 1999         YEAR ENDED OCTOBER 31, 1998
                                          -------------------------------         ------------------------------
                                          SHARES            AMOUNT                SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------
Class A:

Sold                                      18,729,032        $291,451,921           4,356,057        $ 61,783,195
Dividends and
distributions reinvested                   1,357,140          20,143,079             862,256          11,210,143
Redeemed                                  (3,134,925)        (48,785,370)         (2,153,035)        (30,375,966)
                                          ----------        ------------          ----------        ------------
Net increase                              16,951,247        $262,809,630           3,065,278        $ 42,617,372
                                          ==========        ============          ==========        ============
----------------------------------------------------------------------------------------------------------------
Class B:
Sold                                      16,086,457        $248,530,685           2,418,672        $ 34,018,626
Dividends and
distributions reinvested                     627,174           9,251,479             276,040           3,565,995
Redeemed                                    (796,961)        (12,331,792)           (585,932)         (8,229,147)
                                          ----------        ------------          ----------        ------------
Net increase                              15,916,670        $245,450,372           2,108,780        $ 29,355,474
                                          ==========        ============          ==========        ============
----------------------------------------------------------------------------------------------------------------
Class C:
Sold                                       6,523,707        $100,589,604             990,115        $ 14,015,246
Dividends and
distributions reinvested                     240,794           3,550,212              74,668             964,286
Redeemed                                    (386,000)         (5,963,093)           (187,201)         (2,628,508)
                                          ----------        ------------          ----------        ------------
Net increase                               6,378,501        $ 98,176,723             877,582        $ 12,351,024
                                          ==========        ============          ==========        ============

                   23  Oppenheimer Quest Balanced Value Fund

===============================================================================
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

As of April 30, 1999, net unrealized appreciation on investments of $58,498,969 was composed of gross appreciation of $73,817,155, and gross depreciation of $15,318,186.

===============================================================================
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund, which provides for a fee of 0.85% of average annual net assets. The Fund's management fee for the six months ended April 30, 1999 was 0.85% of average annual net assets for each class of shares.

        The Manager pays OpCap Advisors (the Sub-Advisor) a monthly fee based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1999, the Manager paid $625,421 to the Sub-Advisor.

        For the six months ended April 30, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,598,364, of which $667,888 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $305,005, $5,432,235 and $654,493, respectively. Amounts paid to an affiliated broker/dealer for Class B and Class C shares were $239,542 and $6,963, respectively. During the six months ended April 30, 1999, OFDI received contingent deferred sales charges of $8,287, $146,360 and $9,001, respectively, upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

        OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $20.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1999, the Fund paid OFS $256,345.

        Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                   24  Oppenheimer Quest Balanced Value Fund

===============================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.15% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and a portion of the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. OFDI retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. During the six months ended April 30, 1999, OFDI paid $16,200 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $101,320 as compensation for Class A sales commissions and service fee advances, as well as financing costs.

        The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1999, OFDI paid $2,983 and $1,592, respectively, to an affiliated broker/dealer as compensation for Class B and Class C personal service and maintenance expenses and retained $675,277 and $193,928, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of April 30, 1999, OFDI had incurred excess distribution and servicing costs of $6,227,639 for Class B and $1,118,914 for Class C.


                   25  Oppenheimer Quest Balanced Value Fund

===============================================================================
5. ILLIQUID AND RESTRICTED SECURITIES

As of April 30, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation as of April 30, 1999, was $9,650,000, which represents 1.11% of the Fund's net assets.

===============================================================================
6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

        The Fund had no borrowings outstanding during the six months ended April 30, 1999.

                   26  Oppenheimer Quest Balanced Value Fund

OPPENHEIMER QUEST BALANCED VALUE FUND

A Series of Oppenheimer Quest For Value Funds

===============================================================================
OFFICERS AND TRUSTEES     Bridget A. Macaskill, Chairman of the
                            Board of Trustees and President
                          Paul Y. Clinton, Trustee
                          Thomas W. Courtney, Trustee
                          Robert G. Galli, Trustee
                          Lacy B. Herrmann, Trustee
                          George Loft, Trustee
                          Robert C. Doll, Jr., Vice President
                          Brian W. Wixted, Treasurer
                          Robert J. Bishop, Assistant Treasurer
                          Scott T. Farrar, Assistant Treasurer
                          Andrew J. Donohue, Secretary
                          Robert G. Zack, Assistant Secretary

===============================================================================
INVESTMENT ADVISOR        OppenheimerFunds, Inc.

===============================================================================
SUB-ADVISOR               OpCap Advisors

===============================================================================
DISTRIBUTOR               OppenheimerFunds Distributor, Inc.

===============================================================================
TRANSFER AND SHAREHOLDER  OppenheimerFunds Services
SERVICING AGENT

===============================================================================
CUSTODIAN OF              Citibank, N.A.
PORTFOLIO SECURITIES

===============================================================================
INDEPENDENT ACCOUNTANTS   PricewaterhouseCoopers LLP

===============================================================================
LEGAL COUNSEL             Gordon Altman Butowsky Weitzen Shalov & Wein

                          The financial statements included herein have been taken from the records of the Fund without examination of the independent accountants. This is a copy of a report to shareholders of Oppenheimer Quest Balanced Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Quest Balanced Value Fund. For material information concerning the Fund, see the Prospectus.

                          Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

                   27  Oppenheimer Quest Balanced Value Fund

                            INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

INTERNET
24-hr access to account information and transactions
WWW.OPPENHEIMERFUNDS.COM

GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1-800-525-7048

TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1-800-852-8457

PHONELINK
24-hr automated information
and automated transactions
1-800-533-3310

TELECOMMUNICATION DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-6pm ET
1-800-843-4461

OPPENHEIMERFUNDS INFORMATION HOTLINE 24 hours a day, timely and insightful messages on the economy and issues that affect your investments 1-800-835-3104

TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services,
P.O. Box 5270, Denver, CO 80217-5270

[OPPENHEIMERFUNDS LOGO]

RS0257.001.0499 June 29, 1999

                        Semiannual Report April 30, 1999

                              O P P E N H E I M E R
                                  Quest Capital
                                Value Fund, Inc.

                             [photo of calculator]

                                     [logo]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST



Contents

 3 President's Letter

 5 An Interview
   with Your Fund's
   Managers

11 Financial
   Statements

27 Officers and
   Directors

28 Information and Services



Report highlights
- ------------------------------------------------------------------------------

o The market recovery that began late last year was extremely narrow, with growth concentrated in technology companies and large-capitalization growth stocks.

o We continue to seek good businesses with good management that is selling at a modest valuation.


Cumulative Total Returns
For the 6-Month Period
Ended 4/30/99

Class A
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.40%          6.88%
- -----------------------------


Class B
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.04%          8.04%
- -----------------------------


Class C
Without         With
Sales Chg.(1)   Sales Chg.(2)
- -----------------------------
13.03%          12.03%
- -----------------------------



Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because the stock market can be volatile, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com. The Fund's investment advisor is OppenheimerFunds, Inc., and its Sub-advisor is OpCap Advisors (the Fund's advisor until 2/28/97). The Fund commenced operations on 2/13/87 as a closed-end investment company, formerly named Quest for Value Dual Purpose Fund, Inc., with a dual purpose structure and two classes of shares, Income shares and Capital shares. Under the prior dual purpose structure, Capital shares were entitled to all gains and losses on all Fund assets and no expenses were allocated to such shares; the Income shares bore all of the Fund's operating expenses. On 1/31/97, the Fund redeemed its Income shares, which are no longer outstanding, and its dual purpose structure terminated. On 3/3/97, the Fund converted from a closed-end fund to an open-end fund, and its outstanding Capital shares were designated as Class A shares now bearing their allocable share of the Fund's expenses. 1. Includes changes in net asset value per share without deducting any sales charges. 2. Class A return includes the current 5.75% maximum initial sales charge. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. Class A shares are subject to an annual 0.25% asset-based sales charge while Class B and C shares are subject to an annual
0.75% asset-based sales charge. An explanation of the different performance calculations is in the Fund's prospectus.


                  2 Oppenheimer Quest Capital Value Fund, Inc.

[photo Bridget A. Macaskill]
Bridget A. Macaskill
President
Oppenheimer
Quest Capital Value
Fund, Inc.



Dear shareholder,
- ------------------------------------------------------------------------------

According to popular belief, the last six months have been particularly favorable for the financial markets.
      The truth of the matter is that it's been a long, uphill struggle for the diversified investor. That's because the stock market's dramatic rise reflects the performance of the Dow Jones Industrial Average, which has been fueled by only a small number of large-capitalization growth stocks and technology companies. In the bond market this year, while many corporate and foreign bonds have provided relatively attractive returns, the first quarter of 1999 was the worst quarter in history for U.S. Treasury securities.(1)
      Recently, though, signs of change have been emerging that confirm the importance of a well-diversified portfolio. While investors focusing on large-cap growth and technology stocks may have achieved superior short-term returns, they may have also dramatically increased their exposure to potential risks. If recent economic and market trends persist, previously out-of-favor stocks may continue to rise.
      Specifically, U.S. economic growth has continued to surpass most analysts' expectations and the breadth of the market's positive performance has begun to widen. This has raised concerns that inflationary pressures may re-emerge. In fact, the Federal Reserve Board recently indicated its readiness to raise short-term interest rates as an inflation-fighting measure. Looking outside of the United States, many foreign economies also appear to be on the mend. The impact of these changes, as it applies to your fund, is discussed more fully inside by your portfolio manager.

                                                                  (over, please)


1. Foreign investing entails higher expenses and risks, such as foreign currency fluctuations, economic and political instability, and differences in accounting standards.


                  3 Oppenheimer Quest Capital Value Fund, Inc.

You may also have wondered about the impact of the Year 2000 problem on your investments. While we cannot predict the final outcome, we are pleased that many companies and governments appear to be making progress toward avoiding a major disruption. For our part, OppenheimerFunds is in the advanced stages of our Y2K project, and we have successfully participated in industry-wide tests.
      Meanwhile, we intend to maintain the disciplined investment approach that has been helping Oppenheimer funds shareholders for more than 40 years as they pursue their financial goals. Our longstanding experience has taught us that while investment fads come and go, prudent diversification remains key to successful investing. In fact, it is an essential part of what makes OppenheimerFunds The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
May 21, 1999


                  4 Oppenheimer Quest Capital Value Fund, Inc.

[photo of Portfolio Management Team]
Portfolio Management
Team (l to r)
Bradley Holmes
Jeff Whittington(1)
(Co-Portfolio Manager)


An interview with your Fund's managers
- ------------------------------------------------------------------------------

How has the Fund performed during the past six months?
The six-month period that ended April 30, 1999 got off to a rocky start, due to continuing problems in economies worldwide. The market recovery that began in November was extremely narrow in scope, with growth concentrated in the largest companies in the technology sector and the "blue chips" of the Dow Jones Industrial Average. In this environment, there were few new opportunities among mid-sized issuers, but shareholders of Oppenheimer Quest Capital Value Fund, Inc. benefited from our long-term holdings.

As value investors, how do you find "new opportunities"?
What we look for is a good business that is out of favor with, or misunderstood by the market. We identify these companies in terms of their profitability, growth and stability--and how management maximizes the value of the company's assets. Profitability is critical because it generates free cash flow, which can be used by management to build shareholder value--either by buying back stock, paying down debt, investing in growth projects or paying dividends. Obviously, the quality of management is very important. Uncovering this kind of information calls for painstaking research, but we know what we're looking for. It's how we bring value to shareholders.


1. Effective February 26, 1999, Alan Gutmann and Louis Goldstein joined the Fund as Co-Portfolio Managers.


                  5 Oppenheimer Quest Capital Value Fund, Inc.

Avg Annual Total Returns
For the Periods Ended 3/31/99(2)

Class A
1 year  5 year  10 year
- -----------------------
5.64%   16.22%  16.70%
- -----------------------

Class B
                Since
1 year  5 year  Inception
- -------------------------
6.37%   N/A     17.51%
- -------------------------

Class C
                Since
1 year  5 year  Inception
- -------------------------
10.39%  N/A     18.64%
- -------------------------



An interview with your Fund's managers
- ------------------------------------------------------------------------------

The reasons we remain invested in a company are the same as the reasons we buy it in the first place; because it's a good business with good management that is selling at a modest valuation. As soon as one or more of those three factors ceases to be true, we look to sell. Fortunately the most common reason we'll sell a position is that the stock is no longer modestly valued. It's moved up to an appropriate valuation and the market opportunity or inefficiency that we originally observed has been rectified.

Did any of your holdings exceed your expectations?
We had a number of issues that did well. The top performers in the Fund during this six-month period were Tricon Global Restaurants, Inc. and MCI WorldCom, Inc. MCI WorldCom, Inc. is a holding of some years and a good example of how a company can create ongoing significant value. Their management has consistently boosted returns by investing the company's free cash flow, until the money is needed for other purposes.
      TCI Ventures, which recently changed its name to AT&T-Liberty Media Group has performed very well--up approximately 300% in the last 18 months. Because Fund guidelines limit the percentage that can be invested in any single holding, we trimmed our position in Liberty, but it continues to be a large position in the portfolio.

                  6 Oppenheimer Quest Capital Value Fund, Inc.

Were there any stocks that disappointed you?
Yes, but we continue to view them as value holdings. For example, XL Capital Ltd. declined in the most recent quarter, but over the last five years they have outperformed the market. For the past twelve months the pricing of Property/Liability insurance, which is their core business, has been depressed on an industry-wide basis. However, there are signs that this situation may be easing.
      Cardinal Health, Inc. which we acquired through its acquisition of Allegiance Corp., also declined in the last quarter. Cardinal is a manufacturer of medical, surgical and laboratory products and a wholesale distributor of pharmaceuticals and related products. In our opinion, the merger with Allegiance will ultimately benefit shareholders by creating a larger and more competitive supplier to the healthcare industry.









2. Total returns include change in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A shares total returns reflect the historical performance of the Class A shares of the Fund (formerly Capital shares) as adjusted for the fees and expenses of Class A shares in effect as of 3/3/97. Average annual total returns for Class A shares includes the current 5.75% maximum initial sales charge. Class B and C shares were first offered for sale on 3/3/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C returns include the applicable contingent deferred sales charge of 1%. Additional information on charges and expenses is in the Fund's prospectus. Class A shares are subject to an annual 0.25% asset-based sales charge while Class B and C shares are subject to an annual 0.75% asset-based sales charge.

                  7 Oppenheimer Quest Capital Value Fund, Inc.

An interview with your Fund's managers
- ------------------------------------------------------------------------------

Have you made any significant changes in the portfolio over the last 6 months? Major new positions included Keebler Foods Co., a cookie and cracker manufacturer and Household International, Inc., a consumer finance company that recently acquired Beneficial Finance. Household is starting to show improved revenue as a result of integrating that acquisition, selling off unprofitable lines and restructuring their generic credit card business. As a result, they recently announced a $2 billion share repurchase.

What is your outlook for the next 6 months?
As value investors we will continue to seek out undervalued companies and hold them, on the premise that the market rewards the patient investor. Although we are heartened by the recent broadening of the market as investors moved into more industry sectors, we are not unduly influenced by market conditions or investment trends. In fact, with our focus on valuation, it is unlikely that this Fund will acquire a technology "high flyer."






3. Portfolio is subject to change. Percentages are as of April 30, 1999, and are based on total market value of investments.


                  8 Oppenheimer Quest Capital Value Fund, Inc.

[tabular representation of pie chart]

Asset Allocation(3)
Stocks              88.0%
Cash Equivalents    12.0



But shareholders have good reason to be pleased about owning companies such as MCI WorldCom, Inc., Cardinal Health, Inc. and AT&T-Liberty Media Group. Our ability to identify companies such as these is the result of our commitment to independent research and disciplined investment strategies. It's part of what makes OppenheimerFunds The Right Way to Invest.


Top 10 Stock Holdings(3)
- ---------------------------------------------------------
MCI WorldCom, Inc.                                  14.3%
- ---------------------------------------------------------
H&R Block, Inc.                                      8.0
- ---------------------------------------------------------
XL Capital Ltd.                                      7.7
- ---------------------------------------------------------
Cardinal Health, Inc.                                7.2
- ---------------------------------------------------------
Tricon Global Restaurants, Inc.                      6.0
- ---------------------------------------------------------
AT&T-Liberty Media Group                             5.8
- ---------------------------------------------------------
Household International, Inc.                        5.2
- ---------------------------------------------------------
Canadian Pacific Ltd.                                4.7
- ---------------------------------------------------------
Countrywide Credit Industries, Inc.                  4.3
- ---------------------------------------------------------
PanCanadian Petroleum Ltd.                           4.0
- ---------------------------------------------------------



Top 5 Industries(3)
- ---------------------------------------------------------
Telecommunications: Long Distance                   14.3%
- ---------------------------------------------------------
Insurance                                           11.6
- ---------------------------------------------------------
Diversified Financial                                9.5
- ---------------------------------------------------------
Consumer Services                                    8.0
- ---------------------------------------------------------
Healthcare/Supplies & Services                       7.3
- ---------------------------------------------------------


             9 Oppenheimer Quest Capital Value Fund, Inc.

Financials
- ------------------------------------------------------------------------------







































                 10 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Investments  April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
==================================================================================
Common Stocks--88.2%
- ----------------------------------------------------------------------------------
Communication Services--14.3%
- ----------------------------------------------------------------------------------
Telecommunications: Long Distance--14.3%
MCI WorldCom, Inc.(1)                                   500,000       $41,093,750
- ----------------------------------------------------------------------------------
Consumer Cyclicals--13.4%
- ----------------------------------------------------------------------------------
Consumer Services--8.0%
H&R Block, Inc.                                         475,000        22,859,375
- ----------------------------------------------------------------------------------
Retail: General--3.8%
Fred Meyer, Inc.(1)                                     200,000        10,825,000
- ----------------------------------------------------------------------------------
Retail: Specialty--1.6%
Boyds Collection Ltd. (The)(1)                          260,000         4,550,000
- ----------------------------------------------------------------------------------
Consumer Staples--15.7%
- ----------------------------------------------------------------------------------
Broadcasting--5.8%
AT&T-Liberty Media Group, Series A(1)                   260,000        16,607,500
- ----------------------------------------------------------------------------------
Entertainment--6.0%
Tricon Global Restaurants, Inc.(1)                      270,000        17,381,250
- ----------------------------------------------------------------------------------
Food--3.9%
Keebler Foods Co.(1)                                    346,500        11,131,312
- ----------------------------------------------------------------------------------
Energy--4.0%
- ----------------------------------------------------------------------------------
Oil: International--4.0%
PanCanadian Petroleum Ltd.(1)                           840,700        11,516,778



                 11 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Investments  (Unaudited) (Continued)
- ------------------------------------------------------------------------------

                                                                    Market Value
                                                        Shares      See Note 1
- ----------------------------------------------------------------------------------
Financial--21.1%
- ----------------------------------------------------------------------------------
Diversified Financial--9.5%
Countrywide Credit Industries, Inc.                     275,000      $ 12,460,938
- ----------------------------------------------------------------------------------
Household International, Inc.                           295,000        14,842,188
                                                                     ------------
                                                                       27,303,126

- ----------------------------------------------------------------------------------
Insurance--11.6%
ACE Ltd.                                                375,000        11,343,750
- ----------------------------------------------------------------------------------
XL Capital Ltd.                                         363,870        22,082,361
                                                                     ------------
                                                                       33,426,111

- ----------------------------------------------------------------------------------
Healthcare--10.4%
- ----------------------------------------------------------------------------------
Healthcare/Drugs--3.1%
AmeriSource Health Corp., Cl. A(1)                      318,400         8,815,700
- ----------------------------------------------------------------------------------
Healthcare/Supplies & Services--7.3%
Cardinal Health, Inc.                                   348,288        20,831,976
- ----------------------------------------------------------------------------------
Transportation--4.7%
- ----------------------------------------------------------------------------------
Railroads & Truckers--4.7%
Canadian Pacific Ltd.                                   600,000        13,575,000
- ----------------------------------------------------------------------------------
Utilities--4.6%
- ----------------------------------------------------------------------------------
Electric Utilities--4.6%
Calpine Corp.(1)                                        225,000         9,590,625
- ----------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.(1)                        265,000         3,544,375
                                                                     ------------
                                                                       13,135,000
                                                                     ------------
Total Common Stocks (Cost $154,802,156)                               253,051,878


                  12 Oppenheimer Quest Capital Value Fund, Inc.

                                                    Face             Market Value
                                                    Amount           See Note 1
=================================================================================
Short-Term Notes--12.0%(2)
- ---------------------------------------------------------------------------------
American Express Credit Corp., 4.79%, 5/12/99       $ 9,160,000      $  9,146,705
- ---------------------------------------------------------------------------------
Ford Motor Credit Co., 4.82%, 5/5/99                 11,416,000        11,409,886
- ---------------------------------------------------------------------------------
General Electric Capital Corp., 4.89%, 5/19/99       14,000,000        13,966,540
                                                                     ------------
Total Short-Term Notes (Cost $34,523,131)                              34,523,131


- ---------------------------------------------------------------------------------
Total Investments, at Value (Cost $189,325,287)           100.2%      287,575,009
- ---------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                      (0.2)         (641,629)
                                                    -----------      ------------
Net Assets                                                100.0%     $286,933,380
                                                    ===========      ============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.



                  13 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Assets and Liabilities  April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

====================================================================================
Assets
Investments, at value (cost $189,325,287)--see accompanying statement   $287,575,009
- ------------------------------------------------------------------------------------
Cash                                                                         106,216
- ------------------------------------------------------------------------------------
Receivables and other assets:
Shares of capital stock sold                                                 368,539
Interest and dividends                                                       160,103
Other                                                                         13,010
                                                                        ------------
Total assets                                                             288,222,877

====================================================================================
Liabilities Payables and other liabilities:
Shares of capital stock redeemed                                             623,693
Redemption of Income Certificates                                            498,320
Distribution and service plan fees                                            60,164
Transfer and shareholder servicing agent fees                                 24,944
Directors' compensation--Note 1                                               17,018
Custodian fees                                                                 1,976
Other                                                                         63,382
                                                                        ------------
Total liabilities                                                          1,289,497

====================================================================================
Net Assets                                                              $286,933,380
                                                                        ============

====================================================================================
Composition of Net Assets
Par value of shares of capital stock                                    $        816
- ------------------------------------------------------------------------------------
Additional paid-in capital                                               160,402,775
- ------------------------------------------------------------------------------------
Undistributed net investment income                                           47,174
- ------------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions                  28,232,893
- ------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                        98,249,722
                                                                        ------------
Net assets                                                              $286,933,380
                                                                        ============

                  14 Oppenheimer Quest Capital Value Fund, Inc.

======================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $267,289,307 and 7,595,606 shares of capital stock outstanding)             $35.19
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                    $37.34


- --------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and  offering  price per share (based on net assets of  $15,279,143  and
440,741 shares of capital stock outstanding) $34.67


- --------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,364,930 and 125,826 shares of capital stock outstanding) $34.69

See accompanying Notes to Financial Statements.




                  15 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended April 30, 1999 (Unaudited)
- ------------------------------------------------------------------------------

===================================================================================
Investment Income
Interest                                                                $ 1,518,604
- -----------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $31,130)                     621,409
                                                                        -----------
Total income                                                              2,140,013


===================================================================================
Expenses
Management fees--Note 4                                                   1,411,106
- -----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                     664,945
Class B                                                                      62,682
Class C                                                                      18,527
- -----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       143,973
- -----------------------------------------------------------------------------------
Shareholder reports                                                          50,549
- -----------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                      14,065
Class B                                                                       5,941
Class C                                                                       1,699
- -----------------------------------------------------------------------------------
Directors' compensation--Note 1                                              18,543
- -----------------------------------------------------------------------------------
Legal, auditing and other professional fees                                  11,065
- -----------------------------------------------------------------------------------
Custodian fees and expenses                                                   4,725
- -----------------------------------------------------------------------------------
Other                                                                        18,237
                                                                        -----------
Total expenses                                                            2,426,057
Less reimbursement of expenses by OppenheimerFunds, Inc.--Note 4           (341,587)
Less expenses paid indirectly--Note 4                                          (908)
                                                                        -----------
Net expenses                                                              2,083,562

===================================================================================
Net Investment Income                                                        56,451

===================================================================================
Realized and Unrealized Gain
Net realized gain on investments                                         28,242,844
- -----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments      6,969,069
                                                                        -----------
Net realized and unrealized gain                                         35,211,913


===================================================================================
Net Increase in Net Assets Resulting from Operations                    $35,268,364
                                                                        ===========

See accompanying Notes to Financial Statements.


                  16 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Statements of Changes in Net Assets
- ------------------------------------------------------------------------------

                                                        Six Months Ended    Year Ended
                                                        April 30, 1999      October 31,
                                                        (Unaudited)         1998
=========================================================================================
Operations
Net investment income                                    $     56,451       $     327,290
- -----------------------------------------------------------------------------------------
Net realized gain                                          28,242,844           8,958,278
- -----------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation       6,969,069          27,834,805
                                                         ------------       -------------
Net increase in net assets resulting from operations       35,268,364          37,120,373

=========================================================================================
Dividends  and  Distributions  to  Shareholders  Dividends  from net  investment income:
Class A                                                      (316,582)         (1,033,878)
Class B                                                            --              (2,195)
Class C                                                            --                (816)
- -----------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                    (8,499,667)       (111,344,042)
Class B                                                      (348,968)           (438,272)
Class C                                                      (104,618)           (247,999)

=========================================================================================
Capital Stock Transactions
Net  increase   (decrease)   in  net  assets   resulting   from  capital   stock
transactions--Note 2:
Class A                                                   (19,996,363)         (5,120,973)
Class B                                                     4,659,868           8,589,646
Class C                                                     1,068,591           2,372,167

=========================================================================================
Net Assets
Total increase (decrease)                                  11,730,625         (70,105,989)
- -----------------------------------------------------------------------------------------
Beginning of period                                       275,202,755         345,308,744
                                                         ------------       -------------
End of period (including undistributed net investment
income of $47,174 and $307,305, respectively)            $286,933,380       $ 275,202,755
                                                         ============       =============

See accompanying Notes to Financial Statements.


                 17 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Financial Highlights
- ------------------------------------------------------------------------------

                                     Class A
                                                       --------------------------------------------
                                                       Six Months
                                                       Ended April 30,       Year Ended October 31,
                                                       1999 (Unaudited)      1998         1997(2)
===================================================================================================
Per Share Operating Data
Net asset value, beginning of period                     $32.11             $41.63          $37.25
- ---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                .02                .05             .44
Net realized and unrealized gain (loss)                    4.15               4.28            3.93
Provision/reduction for corporate income taxes
on net realized long-term capital gain                       --                 --             .01
                                                         ------             ------          ------
Total income (loss) from investment operations             4.17               4.33            4.38

- ---------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.04)              (.13)             --
Distributions from net realized gain                      (1.05)            (13.72)             --
Distributions from net realized short-term gain              --                 --              --
                                                         ------             ------          ------
Total dividends and distributions to shareholders         (1.09)            (13.85)
- ---------------------------------------------------------------------------------------------------
Net asset value, end of period                           $35.19             $32.11          $41.63
                                                         ======             ======          ======
Market value, end of period                                 N/A                N/A             N/A
                                                         ======             ======          ======

===================================================================================================
Total Return, at Net Asset Value(4)                       13.40%             13.28%          11.76%

===================================================================================================
Total Return, at Market Value(5)                            N/A                N/A             N/A

===================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $267,289           $262,669        $343,329
- ---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $268,209           $280,821        $434,401
- ---------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      0.10%(6)           0.13%           1.28%(6)(7)
Expenses, before voluntary assumption or
reimbursement by the Manager(8)                            1.68%(6)           1.67%           1.54%(6)(7)
Expenses, net of voluntary assumption or
reimbursement by the Manager                               1.44%(6)           1.29%           1.11%(6)(7)
- ---------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                   30%                30%             34%


1. For the period from March 3, 1997 (inception of offering of shares) to October 31, 1997. 2. For the ten months ended October 31, 1997 for Class A shares (formerly Capital Shares). On February 28, 1997, OppenheimerFunds, Inc. became the investment advisor to the Fund and on March 3, 1997, the Fund was converted from a closed-end fund to an open-end fund, and Capital Shares were redesignated as Class A shares. The Fund changed its fiscal year end from December 31 to October 31. 3. Total returns of Class A shares (formerly, the Capital Shares) at net asset value for periods prior to March 3, 1997, the date the Fund converted to an open-end fund, are not audited and have not been restated to reflect the fees and expenses (without giving effect to fee waivers) to which the Fund became subject on March 3, 1997. Had such a restatement been made, total returns (unaudited) at net asset value for each of the years ended December 31, 1996, 1995, 1994 and 1993, would have been 18.25%, 34.20%, (3.11)%
and 7.32%, respectively.

                 18 Oppenheimer Quest Capital Value Fund, Inc.

                                                                          Class B
- --------------------------------------------------------------            -----------------------------------------
                                                                          Six Months
Year Ended December 31,                                                   Ended April 30,    Year Ended October 31,
1996               1995               1994            1993                1999 (Unaudited)   1998          1997(1)
===================================================================================================================

  $33.65             $25.79             $27.09          $26.29             $31.71            $41.41        $37.04
- -------------------------------------------------------------------------------------------------------------------

      --                 --                 --              --               (.04)             (.06)          .01
    6.91               9.46               (.38)           2.45               4.05              4.15          4.36

   (3.31)             (1.57)              (.53)          (1.43)                --                --            --
  ------             ------             ------          ------             ------            ------        ------
    3.60               7.89               (.91)           1.02               4.01              4.09          4.37

- -------------------------------------------------------------------------------------------------------------------

      --                 --                 --              --                 --              (.07)           --
      --                 --                 --              --              (1.05)           (13.72)           --
      --               (.03)              (.39)           (.22)                --                --            --
  ------             ------             ------          ------             ------            ------        ------
      --               (.03)              (.39)           (.22)             (1.05)           (13.79)           --
- -------------------------------------------------------------------------------------------------------------------
  $37.25             $33.65             $25.79          $27.09             $34.67            $31.71        $41.41
  ======             ======             ======          ======             ======            ======        ======
  $36.13             $31.88             $23.00          $23.75                N/A               N/A           N/A
  ======             ======             ======          ======             ======            ======        ======

===================================================================================================================
   20.46%(3)          36.68%(3)          (1.29)%(3)       9.34%(3)          13.04%            12.54%        11.80%

===================================================================================================================
   23.63%             45.58%              0.89%          10.50%               N/A               N/A           N/A

===================================================================================================================

$879,934           $815,179           $673,742        $696,803            $15,279            $9,562        $1,208
- -------------------------------------------------------------------------------------------------------------------
$883,395                N/A                N/A             N/A            $12,672            $4,586          $552
- -------------------------------------------------------------------------------------------------------------------

    2.82%              3.20%              3.47%           3.29%             (0.58)%(6)        (0.57)%        0.07%(6)

    0.72%              0.73%              0.74%           0.74%              2.28%(6)          2.24%         2.14%(6)

     N/A                N/A                N/A             N/A               2.13%(6)          2.01%         1.86%(6)
- -------------------------------------------------------------------------------------------------------------------
      74%                72%                45%             51%                30%               30%           34%


4. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to March 3, 1997, the Fund operated as a closed-end investment company and total return was calculated based on market value. 5. Change in market price assuming reinvestment of short-term capital gains distributions, if any, at payable date and federal taxes paid on long-term capital gains on year end (both at market).
6. Annualized.



                 19 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Financial Highlights  (Continued)
- ------------------------------------------------------------------------------

                                     Class C
                                                       ------------------------------------------
                                                       Six Months
                                                       Ended April 30,    Year Ended October 31,
                                                       1999 (Unaudited)   1998          1997(1)
=================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $31.73             $41.42        $37.04
- -------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                             (.04)              (.13)          .01
Net realized and unrealized gain (loss)                  4.05               4.21          4.37
Provision/reduction for corporate income taxes
on net realized long-term capital gain                     --                 --            --
                                                       ------             ------        ------
Total income (loss) from investment operations           4.01               4.08          4.38

- -------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       --               (.05)           --
Distributions from net realized gain                    (1.05)            (13.72)           --
Distributions from net realized short-term gain            --                 --            --
                                                                          ------        ------
Total dividends and distributions to shareholders       (1.05)            (13.77)           --
- -------------------------------------------------------------------------------------------------
Net asset value, end of period                         $34.69             $31.73        $41.42
                                                       ======             ======        ======
Market value, end of period                               N/A                N/A           N/A
                                                       ======             ======        ======

=================================================================================================
Total Return, at Net Asset Value(4)                     13.03%             12.49%        11.82%

=================================================================================================
Total Return, at Market Value(5)                          N/A                N/A           N/A

=================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)               $4,365             $2,972          $773
- -------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $3,744             $1,582          $372
- -------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   (0.58)%(6)         (0.58)%        0.06%(6)
Expenses, before voluntary assumption or
reimbursement by the Manager(8)                          2.27%(6)           2.23%         2.13%(6)
Expenses, net of voluntary assumption or
reimbursement by the Manager                             2.12%(6)           2.01%         1.85%(6)
- -------------------------------------------------------------------------------------------------
Portfolio turnover rate(9)                                 30%                30%           34%


7. Due to the change from the Fund's dual purpose structure and conversion from a closed-end to an open-end fund, the ratios for Class A shares are not necessarily comparable to those of prior periods. 8. The expense ratio reflects the effect of gross expenses paid indirectly by the Fund. 9. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended April 30, 1999, were $77,679,396 and $79,642,921, respectively.

See accompanying Notes to Financial Statements.


                 20 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
- ------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies
Oppenheimer Quest Capital Value Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with OpCap Advisors. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

- ------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

- ------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                 21 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies  (continued)
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

- ------------------------------------------------------------------------------
Directors' Compensation. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the six months ended April 30, 1999, a provision of $11,146 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $16,963 as of April 30, 1999.

- ------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

- ------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

- ------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                 22 Oppenheimer Quest Capital Value Fund, Inc.

================================================================================
2. Capital Stock
The Fund has authorized one billion shares of $.0001 par value capital stock. Transactions in shares of capital stock were as follows:

                             Six Months Ended April 30, 1999      Year Ended October 31, 1998
                             -------------------------------      ---------------------------
                             Shares        Amount                 Shares      Amount
- ---------------------------------------------------------------------------------------------
Class A:
Sold                            630,698    $ 21,642,817              945,259    $ 29,059,913
Dividends and
distributions reinvested        144,001       4,515,863            1,567,868      46,330,517
Redeemed                     (1,359,980)    (46,155,043)          (2,579,261)    (80,511,403)
                             ----------    ------------           ----------    ------------
Net decrease                   (585,281)   $(19,996,363)             (66,134)   $ (5,120,973)
                             ==========    ============           ==========    ============

- --------------------------------------------------------------------------------------------
Class B:
Sold                            165,438    $  5,580,790              356,498    $ 11,089,979
Dividends and
distributions reinvested         10,931         338,536               13,702         402,300
Redeemed                        (37,203)     (1,259,458)             (97,788)     (2,902,633)
                             ----------    ------------           ----------    ------------
Net increase                    139,166    $  4,659,868              272,412    $  8,589,646
                             ==========    ============           ==========    ============

- --------------------------------------------------------------------------------------------
Class C:
Sold                             58,179    $  1,959,888               85,612    $  2,722,308
Dividends and
distributions reinvested          3,017          93,519                5,959         175,123
Redeemed                        (29,036)       (984,816)             (16,559)       (525,264)
                             ----------    ------------           ----------    ------------
Net increase                     32,160    $  1,068,591               75,012    $  2,372,167
                             ==========    ============           ==========    ============

================================================================================
3. Unrealized Gains and Losses on Investments
As of April 30, 1999, net unrealized appreciation on investments of $98,249,722 was composed of gross appreciation of $102,845,212, and gross depreciation of $4,595,490.



                 23 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 1.00% of the first $400 million of average daily net assets of the Fund, 0.90% of the next $400 million and 0.85% of average daily net assets in excess of $800 million. Pursuant to the Agreement, until February 28, 1999, the Manager will waive the following portion of the advisory fee: 0.15% of the first $200 million of average annual net assets, 0.40% of the next $200 million, 0.30% of the next $400 million and 0.25% of average annual net assets over $800 million. For the six months ended April 30, 1999, the waiver amounted to $208,335. The Fund's management fee for the six months ended April 30, 1999 was 1.00% of the average annual net assets for each class of shares before the waiver by the Manager.
               The Manager pays OpCap Advisors (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended April 30, 1999, the Manager paid $481,124 to the Sub-Advisor.
               For the six months ended April 30, 1999, commissions (sales charges paid by investors) on sales of Class A shares totaled $148,808, of which $41,048 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class A, Class B and Class C shares totaled $34,787, $160,024 and $13,038, respectively. The amount paid to an affiliated broker/dealer for Class B shares was $10,266. During the six months ended April 30, 1999, OFDI received contingent deferred sales charges of $1,076, $17,009 and $3,148 upon redemption of Class A, Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
               OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. The Fund pays OFS an annual maintenance fee of $18.00 for each Fund shareholder account and reimburses OFS for its out-of-pocket expenses. During the six months ended April 30, 1999, the Fund paid OFS $141,109.
               Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.


                 24 Oppenheimer Quest Capital Value Fund, Inc.

================================================================================
The Fund has adopted a Distribution and Service Plan for Class A shares to compensate OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Under the Plan, the Fund pays an annual asset-based sales charge to OFDI of 0.25% per year on Class A shares. The Fund also pays a service fee to OFDI of 0.25% per year. Each fee is computed on the average annual net assets of Class A shares of the Fund, determined as of the close of each regular business day. OFDI uses all of the service fee and the asset-based sales charge to compensate brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. The Distributor has voluntarily agreed to waive 0.15% of the distribution fee payable under the plan until February 28, 1999. For the six months ended April 30, 1999, the waiver amounted to $133,252. During the six months ended April 30, 1999, OFDI paid $2,870 to an affiliated broker/dealer as compensation for Class A personal service and maintenance expenses and retained $75,856 as compensation for Class A sales commissions and service fee advances, as well as financing costs.
               The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended April 30, 1999, OFDI retained $58,256 and $14,384, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of April 30, 1999, OFDI had incurred excess distribution and servicing costs of $509,001 for Class B and $40,420 for Class C.

                 25 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
- ------------------------------------------------------------------------------


================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
               The Fund had no borrowings outstanding during the six months ended April 30, 1999.


                 26 Oppenheimer Quest Capital Value Fund, Inc.

- ------------------------------------------------------------------------------
Oppenheimer Quest Capital Value Fund, Inc.
- ------------------------------------------------------------------------------


===================================================================================
Officers and Directors     Bridget A. Macaskill, Chairman of the Board of Directors
                             and President
                           Paul Y. Clinton, Director
                           Thomas W. Courtney, Director
                           Robert G. Galli, Director
                           Lacy B. Herrmann, Director
                           George Loft, Director
                           Robert C. Doll, Jr., Vice President
                           Brian W. Wixted, Treasurer
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Andrew J. Donohue, Secretary
                           Robert G. Zack, Assistant Secretary

===================================================================================
Investment Advisor         OppenheimerFunds, Inc.

===================================================================================
Sub-Advisor                OpCap Advisors

===================================================================================
Distributor                OppenheimerFunds Distributor, Inc.

===================================================================================
Transfer and Shareholder   OppenheimerFunds Services
Servicing Agent

===================================================================================
Custodian of               Citibank, N.A.
Portfolio Securities

===================================================================================
Independent Accountants    PricewaterhouseCoopers LLP

===================================================================================
Legal Counsel              Gordon Altman Butowsky Weitzen Shalov & Wein

                           The financial  statements  included  herein have been
                           taken   from  the   records   of  the  Fund   without
                           examination of the independent accountants. This is a
                           copy of a report to shareholders of Oppenheimer Quest
                           Capital Value Fund, Inc. This report must be preceded
                           or accompanied  by a Prospectus of Oppenheimer  Quest
                           Capital  Value Fund,  Inc. For  material  information
                           concerning  the Fund, see the  Prospectus.  Shares of
                           Oppenheimer  funds are not deposits or obligations of
                           any bank,  are not  guaranteed  by any bank,  are not
                           insured by the FDIC or any other agency,  and involve
                           investment risks,  including the possible loss of the
                           principal amount invested.

                 27 Oppenheimer Quest Capital Value Fund, Inc.

                            Information and Services


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designed to make  investing  simple.  Whether it's automatic  investment  plans,
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you need assistance. So call us today, or visit our website--we're here to help.

Internet
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                                     [logo]
                              OppenheimerFunds(R)
                               Distributor, Inc.


RS0835.001.0499  June 29, 1999

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 1999 (UNAUDITED)
OPPENHEIMER QUEST FUNDS - OPPENHEIMER QUEST BALANCED VALUE FUND AND OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                                                                  PRO FORMA
                                                        OPPENHEIMER       OPPENHEIMER                              COMBINED
                                                      QUEST BALANCED   QUEST CAPITAL VALUE     PROFORMA        OPPENHEIMER QUEST
                                                        VALUE FUND       FUND, INC. (1)       ADJUSTMENTS     BALANCED VALUE FUND
                                                      ------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )                         $849,337,271          $287,575,009                         $1,136,912,280
Cash                                                         186,565               106,216                                292,781
Receivables:
  Shares of beneficial interest or capital stock sold     15,271,504               368,539                             15,640,043
   Interest and dividends                                  5,670,108               160,103                              5,830,211
Other                                                          7,069                13,010                                 20,079
                                                      ------------------------------------------------------------------------------
  Total assets                                           870,472,517           288,222,877              -           1,158,695,394
                                                      ------------------------------------------------------------------------------
LIABILITIES:
Payables and other liabilities:
  Shares of beneficial interest or capital stock
   redeemed                                                  894,494               623,693                              1,518,187
  Investments purchased                                    1,277,931                     -                              1,277,931
  Redemption of Income Certificates                                -               498,320                                498,320
  Distributions and service plan fees                        159,703                60,164                                219,867
  Shareholder reports                                         68,258                     -                                 68,258
  Transfer and shareholder servicing agent fees               35,133                24,944                                 60,077
  Trustee and Directors' compensation                         11,620                17,018                                 28,638
  Custodian fees                                                   -                 1,976                                  1,976
  Other                                                       81,313                63,382                                144,695
                                                      ------------------------------------------------------------------------------
   Total liabilities                                       2,528,452             1,289,497              -               3,817,949
                                                      ------------------------------------------------------------------------------
NET ASSETS                                              $867,944,065          $286,933,380             $0          $1,154,877,445
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest or
 capital stock                                              $533,177                  $816                               $533,993
Additional paid-in capital                               778,684,001           160,402,775                            939,086,776
Undistributed net investment income                        1,755,363                47,174                              1,802,537
Accumulated net realized gain on investment
 transactions                                             28,472,555            28,232,893                             56,705,448
Net unrealized appreciation on investments                58,498,969            98,249,722                            156,748,691
                                                      ------------------------------------------------------------------------------
NET ASSETS                                              $867,944,065          $286,933,380             $0          $1,154,877,445
                                                      ------------------------------------------------------------------------------
                                                      ------------------------------------------------------------------------------

PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES APRIL 30, 1999 (UNAUDITED)
OPPENHEIMER QUEST FUNDS - OPPENHEIMER QUEST BALANCED VALUE FUND AND OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                                                                  PRO FORMA
                                                        OPPENHEIMER       OPPENHEIMER                              COMBINED
                                                      QUEST BALANCED   QUEST CAPITAL VALUE     PROFORMA        OPPENHEIMER QUEST
                                                         VALUE FUND      FUND, INC. (1)       ADJUSTMENTS     BALANCED VALUE FUND
                                                      ------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $420,269,227, $267,289,307,
and $687,558,534, and 25,716,338, 7,595,606 and
42,074,313 shares of beneficial interest
outstanding for Oppenheimer Quest Balanced Value
Fund, Oppenheimer Quest Capital Value Fund, Inc.
and Combined Oppenheimer Quest Balanced Value
Fund, respectively)                                           $16.34                $35.19                                 $16.34


Maximum offering price per share (net asset value
plus sales charge of 5.75% of offering price)                 $17.34                $37.34                                 $17.34


Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)  and  offering  price per share  (based on net  assets of  $322,232,730,
$15,279,143 and  $337,511,873 and 19,864,869,  440,741 and 20,806,863  shares of beneficial  interest  outstanding  for  Oppenheimer  Quest  Balanced Value Fund,
Oppenheimer Quest Capital Value Fund, Inc. and Combined Oppenheimer
Quest Balanced Value Fund, respectively)                      $16.22                $34.67                                 $16.22


Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)  and  offering  price per share  (based on net  assets of  $125,442,108,
$4,364,930  and  $129,807,038  and  7,736,499,  125,826 and 8,005,773  shares of beneficial  interest  outstanding  for  Oppenheimer  Quest  Balanced Value Fund,
Oppenheimer Quest Capital Value Fund, Inc. and Combined Oppenheimer
Quest Balanced Value Fund, respectively)                      $16.21                $34.69                                 $16.21


*Cost                                                   $790,838,302          $189,325,287                           $980,163,589


(1) Oppenheimer Quest Capital Value Fund, Inc. Class A shares will be exchanged for Oppenheimer Quest Balanced Value Fund Class A shares.
    Oppenheimer  Quest Capital Value Fund, Inc. Class B shares will be exchanged for Oppenheimer Quest Balanced Value Fund Class B shares.
    Oppenheimer Quest Capital Value Fund, Inc. Class C shares will be exchanged for Oppenheimer Quest Balanced Value Fund Class C shares.

PRO FORMA COMBINING STATEMENTS OF OPERATIONS FOR THE YEAR ENDED APRIL 30, 1999 (UNAUDITED)
OPPENHEIMER QUEST FUNDS - OPPENHEIMER QUEST BALANCED VALUE FUND AND OPPENHEIMER QUEST CAPITAL VALUE FUND, INC.

                                                                                                                  PRO FORMA
                                                        OPPENHEIMER       OPPENHEIMER                              COMBINED
                                                      QUEST BALANCED   QUEST CAPITAL VALUE     PROFORMA        OPPENHEIMER QUEST
                                                        VALUE FUND         FUND, INC.         ADJUSTMENTS     BALANCED VALUE FUND
                                                      ------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                  $8,955,398        $2,204,284                       $11,159,682
Dividends (net of foreign withholding of $16,344,
$108,530 and $124,874)                                     2,616,995         1,926,273                         4,543,268
                                                      -------------------------------------------------------------------
   Total income                                           11,572,393         4,130,557              -         15,702,950
                                                      -------------------------------------------------------------------
EXPENSES:
Management fees                                            2,741,704         2,817,971       (406,630) (1)     5,153,045
Distribution and service plan fees:
Class A                                                      731,212         1,345,315       (265,941) (2)     1,810,586
Class B                                                    1,013,988            97,296                         1,111,284
Class C                                                      383,506            30,033                           413,539
Transfer and shareholder servicing agent fees                383,216           272,448                           655,664
Custodian fees and expenses                                   17,643             5,393                            23,036
Legal, auditing and other professional fees                   18,475            26,387        (26,387) (3)        18,475
Shareholder reports                                          161,532            95,472        (70,804) (3)       186,200
Trustee and Directors' compensation                           27,107            33,380        (33,380) (3)        27,107
Registration and filing fees:                                224,100                 -                           224,100
Class A                                                                         62,635                            62,635
Class B                                                                          8,939                             8,939
Class C                                                            -             2,645                             2,645
Other                                                         82,619            31,588                           114,207
                                                      -------------------------------------------------------------------
   Total expenses                                          5,785,102         4,829,502       (803,142)         9,811,462
                                                      -------------------------------------------------------------------
Less expenses paid indirectly                                 (3,517)             (908)             -             (4,425)
                                                      -------------------------------------------------------------------
Less reimbursement of expenses by OppenheimerFunds,Inc.            -          (856,390)       856,390 (4)              -
                                                      -------------------------------------------------------------------
Net expenses                                               5,781,585         3,972,204         53,248          9,807,037
                                                      -------------------------------------------------------------------
NET INVESTMENT INCOME                                      5,790,808           158,353        (53,248)         5,895,913
                                                      -------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN:
Net realized gain on investments                          43,293,294        15,356,518                        58,649,812
Net change in unrealized appreciation or
depreciation on investments                               42,145,190        12,437,949                        54,583,139
                                                      -------------------------------------------------------------------
Net realized and unrealized gain
                                                          85,438,484        27,794,467              -        113,232,951
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                $91,229,292       $27,952,820       ($53,248)      $119,128,864
                                                      -------------------------------------------------------------------
                                                      -------------------------------------------------------------------

(1) Calculated in accordance with the investment advisory agreement of Oppenheimer Quest Balanced Value Fund (0.85% of average annual net assets). This assumes that the management fee structure had been in place for the entire period.

(2) Assumed consistent expense ratio of the surviving fund.

(3) Elimination of duplicate expense.

(4) Expense reimbursement is not in effect for Oppenheimer Quest Balanced Value Fund

-------------------------------------------------------------------------------
PROFORMA COMBINING STATEMENT OF INVESTMENTS          April 30, 1999 (Unaudited)
Oppenheimer Quest Balanced Value Fund and Oppenheimer Quest Capital Value Fund, Inc.

                                                    SHARES
                                                    -------------------------------------------
                                                    OPP QUEST     OPP QUEST
                                                    BALANCED      CAPITAL         COMBINED
                                                    VALUE FUND    VALUE FUND      PRO FORMA
-----------------------------------------------------------------------------------------------
COMMON STOCKS - 59.5%
-----------------------------------------------------------------------------------------------
BASIC MATERIALS -5.2%
-----------------------------------------------------------------------------------------------
CHEMICALS - 3.5%
Hercules, Inc.                                           100,000          --           100,000
-----------------------------------------------------------------------------------------------
Monsanto Co.                                             800,000          --           800,000

-----------------------------------------------------------------------------------------------
METALS -1.7%
Freeport-McMoRan Copper & Gold, Inc., Cl. B            1,300,000          --         1,300,000
-----------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.6%
-----------------------------------------------------------------------------------------------
MANUFACTURING - 2.6%
AlliedSignal, Inc.                                       200,000          --           200,000
-----------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                     200,000          --           200,000

-----------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 8.6%
-----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 8.6%
General Semiconductor, Inc.                    (1)       750,000          --           750,000
-----------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                  600,000          --           600,000
-----------------------------------------------------------------------------------------------
MCI WorldCom, Inc.                             (1)       250,000         500,000       750,000
-----------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                 150,000          --           150,000

-----------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.3%
-----------------------------------------------------------------------------------------------
CONSUMER SERVICES - 2.0%
H&R Block, Inc.                                              --          475,000       475,000
-----------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.9%
Fred Meyer, Inc.                               (1)           --          200,000       200,000
-----------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.4%
Boyds Collection Ltd. (The)                    (1)           --          260,000       260,000
-----------------------------------------------------------------------------------------------

                                                       MARKET VALUE
                                                       SEE NOTE 1
                                                       -----------------------------------------------
                                                        OPP QUEST      OPP QUEST
                                                        BALANCED       CAPITAL           COMBINED
                                                        VALUE FUND     VALUE FUND        PRO FORMA
------------------------------------------------------------------------------------------------------
COMMON STOCKS - 59.5%
------------------------------------------------------------------------------------------------------
BASIC MATERIALS -5.2%
------------------------------------------------------------------------------------------------------
CHEMICALS - 3.5%
Hercules, Inc.                                        $   3,781,250    $      --        $   3,781,250
------------------------------------------------------------------------------------------------------
Monsanto Co.                                             36,200,000           --           36,200,000
                                                      -------------    -------------    -------------
                                                         39,981,250           --           39,981,250
------------------------------------------------------------------------------------------------------
METALS -1.7%
Freeport-McMoRan Copper & Gold, Inc., Cl. B              19,906,250           --           19,906,250
------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.6%
------------------------------------------------------------------------------------------------------
MANUFACTURING - 2.6%
AlliedSignal, Inc.                                       11,750,000           --           11,750,000
------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                     17,800,000           --           17,800,000
                                                      -------------    -------------    -------------
                                                         29,550,000           --           29,550,000
------------------------------------------------------------------------------------------------------
COMMUNICATION SERVICES - 8.6%
------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE - 8.6%
General Semiconductor, Inc.                    (1)        5,625,000           --            5,625,000
------------------------------------------------------------------------------------------------------
L.M. Ericsson Telephone Co., Cl. B, ADR                  16,200,000           --           16,200,000
------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.                             (1)       20,546,875      41,093,750        61,640,625
------------------------------------------------------------------------------------------------------
Sprint Corp. (Fon Group)                                 15,384,375           --           15,384,375
                                                      -------------    -------------    -------------
                                                         57,756,250      41,093,750        98,850,000
------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 3.3%
------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 2.0%
H&R Block, Inc.                                                 --       22,859,375        22,859,375
------------------------------------------------------------------------------------------------------
RETAIL:  GENERAL - 0.9%
Fred Meyer, Inc.                               (1)              --       10,825,000        10,825,000
------------------------------------------------------------------------------------------------------
RETAIL:  SPECIALTY - 0.4%
Boyds Collection Ltd. (The)                    (1)              --        4,550,000         4,550,000


-----------------------------------------------------------------------------------------------
CONSUMER STAPLES - 6.0%
-----------------------------------------------------------------------------------------------
BROADCASTING - 2.2%
AT&T - Liberty Media Group, Series A           (1)           --          260,000       260,000
-----------------------------------------------------------------------------------------------
Chancellor Media Corp.                         (1)       172,200           --          172,200

-----------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.8%
McDonald's Corp.                                         340,000           --          340,000
-----------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                (1)           --          270,000       270,000

-----------------------------------------------------------------------------------------------
FOOD - 1.0%
Keebler Foods Co.                              (1)           --          346,500       346,500
-----------------------------------------------------------------------------------------------
ENERGY - 1.0%
-----------------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 1.0%
PanCanadian Petroleum Ltd.                     (1)           --          840,700       840,700
-----------------------------------------------------------------------------------------------
FINANCIAL - 10.3%
-----------------------------------------------------------------------------------------------
BANKS - 1.7%
Wells Fargo Co.                                          450,000           --          450,000
-----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.7%
Citigroup, Inc.                                          200,000           --          200,000
-----------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                          --          275,000       275,000
-----------------------------------------------------------------------------------------------
Household International, Inc.                            480,000         295,000       775,000

-----------------------------------------------------------------------------------------------
INSURANCE - 2.9%
ACE Ltd.                                                     --          375,000       375,000
-----------------------------------------------------------------------------------------------
XL Capital Ltd.                                              --          363,870       363,870

-----------------------------------------------------------------------------------------------
HEALTHCARE - 3.3%
-----------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.5%
-----------------------------------------------------------------------------------------------
American Home Products Corp.                             140,000           --          140,000
-----------------------------------------------------------------------------------------------
AmeriSource Health Corp., Cl. A                (1)           --          318,400       318,400

-----------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.8%
Cardinal Health, Inc.                                        --          348,288       348,288

-----------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 6.0%
-----------------------------------------------------------------------------------------------------
BROADCASTING - 2.2%
AT&T - Liberty Media Group, Series A           (1)             --       16,607,500        16,607,500
-----------------------------------------------------------------------------------------------------
Chancellor Media Corp.                         (1)       9,449,475             --          9,449,475
                                                      -------------    -------------    -------------
                                                         9,449,475      16,607,500        26,056,975
-----------------------------------------------------------------------------------------------------
ENTERTAINMENT - 2.8%
McDonald's Corp.                                        14,407,500             --         14,407,500
-----------------------------------------------------------------------------------------------------
Tricon Global Restaurants, Inc.                (1)             --       17,381,250        17,381,250
                                                      -------------    -------------    -------------
                                                        14,407,500      17,381,250        31,788,750
-----------------------------------------------------------------------------------------------------
FOOD - 1.0%
Keebler Foods Co.                              (1)             --       11,131,312        11,131,312
-----------------------------------------------------------------------------------------------------
ENERGY - 1.0%
-----------------------------------------------------------------------------------------------------
OIL - INTERNATIONAL - 1.0%
PanCanadian Petroleum Ltd.                     (1)             --       11,516,778        11,516,778
-----------------------------------------------------------------------------------------------------
FINANCIAL - 10.3%
-----------------------------------------------------------------------------------------------------
BANKS - 1.7%
Wells Fargo Co.                                         19,434,375             --         19,434,375
-----------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.7%
Citigroup, Inc.                                         15,050,000             --         15,050,000
-----------------------------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                            --       12,460,938        12,460,938
-----------------------------------------------------------------------------------------------------
Household International, Inc.                           24,150,000      14,842,188        38,992,188
                                                      -------------    -------------    -------------
                                                        39,200,000      27,303,126        66,503,126
-----------------------------------------------------------------------------------------------------
INSURANCE - 2.9%
ACE Ltd.                                                       --       11,343,750        11,343,750
-----------------------------------------------------------------------------------------------------
XL Capital Ltd.                                                --       22,082,361        22,082,361
                                                      -------------    -------------    -------------
                                                               --       33,426,111        33,426,111
-----------------------------------------------------------------------------------------------------
HEALTHCARE - 3.3%
-----------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS - 1.5%
American Home Products Corp.                             8,540,000             --          8,540,000
-----------------------------------------------------------------------------------------------------
AmeriSource Health Corp., Cl. A                (1)             --        8,815,700         8,815,700
                                                      -------------    -------------    -------------
                                                         8,540,000       8,815,700        17,355,700
-----------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 1.8%
Cardinal Health, Inc.                                          --       20,831,976        20,831,976


-----------------------------------------------------------------------------------------------
TECHNOLOGY - 13.7%
-----------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.5%
Adaptec, Inc.                                  (1)     1,050,000           --        1,050,000
-----------------------------------------------------------------------------------------------
Compaq Computer Corp.                                  1,200,000           --        1,200,000

-----------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
First Data Corp.                                         300,000           --          300,000
-----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.3%
Cadence Design Systems, Inc.                   (1)       150,000           --          150,000
-----------------------------------------------------------------------------------------------
Computer Associates International, Inc.                1,400,000           --        1,400,000

-----------------------------------------------------------------------------------------------
ELECTRONICS - 2.8%
Motorola, Inc.                                           400,000           --          400,000
-----------------------------------------------------------------------------------------------
TRANSPORTATION - 4.4%
-----------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 2.4%
AMR Corp.                                      (1)       400,000           --          400,000
-----------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 2.0%
Canadian Pacific Ltd.                                    440,000         600,000     1,040,000
-----------------------------------------------------------------------------------------------
UTILITIES - 1.1%
-----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
Calpine Corp.                                  (1)           --          225,000       225,000
-----------------------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.                  (1)           --          265,000       265,000


Total Common Stocks (Cost $374,326,861,
$154,802,156, Combined $529,129,017)

-----------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
-----------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.,
Depositary Shares each representing
0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
 (Cost $8,173,336)                                       506,400           --          506,400


-----------------------------------------------------------------------------------------------------
TECHNOLOGY - 13.7%
-----------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 4.5%
Adaptec, Inc.                                  (1)      25,265,625             --         25,265,625
-----------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                   26,775,000             --         26,775,000
                                                      -------------    -------------    -------------
                                                        52,040,625             --         52,040,625
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
First Data Corp.                                        12,731,250             --         12,731,250
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 5.3%
Cadence Design Systems, Inc.                   (1)       2,034,375             --          2,034,375
-----------------------------------------------------------------------------------------------------
Computer Associates International, Inc.                 59,762,500             --         59,762,500
                                                      -------------    -------------    -------------
                                                        61,796,875             --         61,796,875
-----------------------------------------------------------------------------------------------------
ELECTRONICS - 2.8%
Motorola, Inc.                                          32,050,000             --         32,050,000
-----------------------------------------------------------------------------------------------------
TRANSPORTATION - 4.4%
-----------------------------------------------------------------------------------------------------
AIR TRANSPORTATION - 2.4%
AMR Corp.                                      (1)      27,925,000             --         27,925,000
-----------------------------------------------------------------------------------------------------
RAILROADS & TRUCKERS - 2.0%
Canadian Pacific Ltd.                                    9,955,000      13,575,000        23,530,000
-----------------------------------------------------------------------------------------------------
UTILITIES - 1.1%
-----------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.1%
Calpine Corp.                                  (1)             --        9,590,625         9,590,625
-----------------------------------------------------------------------------------------------------
Niagara Mohawk Holdings, Inc.                  (1)             --        3,544,375         3,544,375
                                                      -------------    -------------    -------------
                                                               --       13,135,000        13,135,000
                                                      -------------    -------------    -------------

Total Common Stocks (Cost $374,326,861,

$154,802,156, Combined $529,129,017)                   434,723,850     253,051,878       687,775,728

-----------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.8%
-----------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc.,
Depositary Shares each representing
0.05 Shares of Step-Up Cum. Cv., Non-Vtg.
 (Cost $8,173,336)                                       8,925,300             --          8,925,300


                                      FACE
                                     AMOUNT
-------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 10.7%
-------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Inflationary Bonds, 3.375%,
1/15/07                                                  (2)  $     19,000,000              --          19,000,000
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09   (2)       104,400,000              --         104,400,000
Total U.S. Government Obligations (Cost $122,992,536)
-------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 13.5%
-------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 0.5%
-------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.5%
IMC Global, Inc., 7.625% Bonds, 11/1/05                              5,500,000              --           5,500,000
-------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.8%
-------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Raytheon Co., 6.40% Bonds, 12/15/18                      (3)        11,500,000              --          11,500,000
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.0%
Allied Waste North America, Inc., 7.625% Sr. Nts.,
Series B, 1/1/06                                                     9,500,000              --           9,500,000
-------------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                2,000,000              --           2,000,000

-------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.9%
Federal-Mogul Corp., 7.375% Nts., 1/15/06                (3)        10,500,000              --          10,500,000
-------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 0.7%
-------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                     6,000,000              --           6,000,000
-------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05              2,750,000              --           2,750,000

-------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 2.6%
-------------------------------------------------------------------------------------------------------------------
BROADCASTING - 1.8%
USA Networks, Inc., 6.75% Sr. Nts., 11/15/05             (3)        21,150,000              --          21,150,000
-------------------------------------------------------------------------------------------------------------------
FOOD - 0.3%
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub.
Nts., 7/15/07                                            (4)         4,000,000              --           4,000,000
-------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.5%
Playtex Family Products Corp., 9% Sr. Sub. Nts.,
12/15/03                                                             5,500,000              --           5,500,000
-------------------------------------------------------------------------------------------------------------------
FINANCIAL - 4.1%
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.9%
Conseco Financing Trust II, 8.70% Unsec. Capital
Securities, 11/15/26                                                22,955,000              --          22,955,000
-------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.2%
AFLAC, Inc., 6.50% Sr. Nts., 4/15/09                     (3)        18,500,000              --          18,500,000
-------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                            8,000,000              --           8,000,000


------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 10.7%
------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Inflationary Bonds, 3.375%,
1/15/07                                                  (2)         18,548,426             --         18,548,426
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflationary Index Nts., 3.875%, 1/15/09   (2)        104,597,949             --        104,597,949
                                                                 ---------------  ---------------  ---------------
Total U.S. Government Obligations (Cost $122,992,536)               123,146,375             --        123,146,375
------------------------------------------------------------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND NOTES - 13.5%
------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS - 0.5%
------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.5%
IMC Global, Inc., 7.625% Bonds, 11/1/05                               5,710,660             --          5,710,660
------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS - 2.8%
------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE - 0.9%
Raytheon Co., 6.40% Bonds, 12/15/18                      (3)         10,906,611             --         10,906,611
------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES - 1.0%
Allied Waste North America, Inc., 7.625% Sr. Nts.,
Series B, 1/1/06                                                      9,310,000             --          9,310,000
------------------------------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375% Sr. Nts., 2/1/08                 1,980,000             --          1,980,000
                                                                 ---------------  ---------------  ---------------
                                                                     11,290,000             --         11,290,000
------------------------------------------------------------------------------------------------------------------
MANUFACTURING - 0.9%
Federal-Mogul Corp., 7.375% Nts., 1/15/06                (3)         10,314,570             --         10,314,570
------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS - 0.7%
------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08                      5,677,500             --          5,677,500
------------------------------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series A, 8/1/05               2,722,500             --          2,722,500
                                                                 ---------------  ---------------  ---------------
                                                                      8,400,000             --          8,400,000
------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES - 2.6%
------------------------------------------------------------------------------------------------------------------
BROADCASTING - 1.8%
USA Networks, Inc., 6.75% Sr. Nts., 11/15/05             (3)         20,970,267             --         20,970,267
------------------------------------------------------------------------------------------------------------------
FOOD - 0.3%
AmeriServe Food Distribution, Inc., 10.125% Sr. Sub.
Nts., 7/15/07                                            (4)          3,260,000             --          3,260,000
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS - 0.5%
Playtex Family Products Corp., 9% Sr. Sub. Nts.,
12/15/03                                                              5,678,750             --          5,678,750
------------------------------------------------------------------------------------------------------------------
FINANCIAL - 4.1%
------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.9%
Conseco Financing Trust II, 8.70% Unsec. Capital
Securities, 11/15/26                                                 21,467,769             --         21,467,769
------------------------------------------------------------------------------------------------------------------
INSURANCE - 2.2%
AFLAC, Inc., 6.50% Sr. Nts., 4/15/09                     (3)         18,252,377             --         18,252,377
------------------------------------------------------------------------------------------------------------------
Conseco, Inc., 6.80% Unsec. Nts., 6/15/05                             7,724,616             --          7,724,616
                                                                 ---------------  ---------------  ---------------
                                                                     25,976,993             --         25,976,993


-------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 2.8%
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.8%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08           (4)         6,000,000              --           6,000,000
-------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Nts., 6/1/08                                  (3)         5,350,000              --           5,350,000
8% Sr. Nts., 1/15/05                                                17,500,000              --          17,500,000
8.625% Sr. Unsec. Nts., 12/1/03                                      2,500,000              --           2,500,000
Total Non-Convertible Corporate Bonds and Notes (Cost
$158,051,123)
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.9%
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.9%
-------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.7%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                          10,000,000              --          10,000,000
-------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.2%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs.,
3/15/05                                                              4,000,000              --           4,000,000
Total Convertible Corporate Bonds and Notes (Cost
   $11,851,183)
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 13.0%(5)
-------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.:
4.75%, 5/24/99                                                       8,335,000              --           8,335,000
4.79%, 5/12/99                                                             --           9,160,000        9,160,000
-------------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 4.78%, 5/17/99                    8,451,000              --           8,451,000
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.65%, 5/3/99-6/1/99               36,640,000              --          36,640,000
-------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
4.78%. 6/1/99                                                       10,400,000              --          10,400,000
4.82%, 5/5/99                                                              --          11,416,000       11,416,000
4.83%, 5/3/99                                                       16,840,000              --          16,840,000
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 4.89%, 5/19/99                             --          14,000,000       14,000,000
-------------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 4.77%, 5/5/99                             20,000,000              --          20,000,000
-------------------------------------------------------------------------------------------------------------------
Norwest Financial Corp., 4.80%, 5/27/99                             15,000,000              --          15,000,000
Total Short-Term Notes (Cost $115,443,263, $34,523,131,
Combined $149,966,394)
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $790,838,302, $189,325,287,
COMBINED $980,163,589)                                                   97.9%             100.2%            98.4%
-------------------------------------------------------------------------------------------------------------------

OTHER ASSETS NET OF LIABILITIES/LIABILITIES IN EXCESS
OF OTHER ASSETS                                                           2.1               (0.2)             1.6
                                                                ---------------  -----------------  ---------------
NET ASSETS                                                              100.0%             100.0%           100.0%
                                                                ---------------  -----------------  ---------------
                                                                ---------------  -----------------  ---------------

-------------------------------------------------------------------------------------------------------------------
HEALTHCARE - 2.8%
-------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES - 2.8%
PharMerica, Inc., 8.375% Sr. Sub. Nts., 4/1/08           (4)           6,390,000             --          6,390,000
-------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
7.625% Sr. Nts., 6/1/08                                  (3)           5,229,625             --          5,229,625
8% Sr. Nts., 1/15/05                                                  17,675,000             --         17,675,000
8.625% Sr. Unsec. Nts., 12/1/03                                        2,550,738             --          2,550,738
                                                                ----------------- ---------------   ---------------
                                                                      31,845,363             --         31,845,363
                                                                ----------------- ---------------   ---------------
Total Non-Convertible Corporate Bonds and Notes (Cost
$158,051,123)                                                        155,820,983             --        155,820,983
-------------------------------------------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND NOTES - 0.9%
-------------------------------------------------------------------------------------------------------------------
TECHNOLOGY - 0.9%
-------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE - 0.7%
Adaptec, Inc., 4.75% Cv. Sub. Nts., 2/1/04                             8,537,500             --          8,537,500
-------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.2%
Hyperion Solutions Corp., 4.50% Cv. Unsec. Debs.,
3/15/05                                                                2,740,000             --          2,740,000
                                                                ----------------- ---------------   ---------------
Total Convertible Corporate Bonds and Notes (Cost
   $11,851,183)                                                       11,277,500             --         11,277,500
-------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES - 13.0%(5)
-------------------------------------------------------------------------------------------------------------------
American Express Credit Corp.:
4.75%, 5/24/99                                                         8,309,706             --          8,309,706
4.79%, 5/12/99                                                               --        9,146,705         9,146,705
-------------------------------------------------------------------------------------------------------------------
Associates Corp. of North America, 4.78%, 5/17/99                      8,433,046             --          8,433,046
-------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 4.65%, 5/3/99-6/1/99                 36,570,437             --         36,570,437
-------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
4.78%. 6/1/99                                                         10,357,193             --         10,357,193
4.82%, 5/5/99                                                                --       11,409,886        11,409,886
4.83%, 5/3/99                                                         16,835,481             --         16,835,481
-------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 4.89%, 5/19/99                               --       13,966,540        13,966,540
-------------------------------------------------------------------------------------------------------------------
John Deere Capital Corp., 4.77%, 5/5/99                               19,989,400             --         19,989,400
-------------------------------------------------------------------------------------------------------------------
Norwest Financial Corp., 4.80%, 5/27/99                               14,948,000             --         14,948,000
                                                                ----------------- ---------------   ---------------
Total Short-Term Notes (Cost $115,443,263, $34,523,131,
Combined $149,966,394)                                               115,443,263      34,523,131       149,966,394
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $790,838,302, $189,325,287,
COMBINED $980,163,589)                                               849,337,271     287,575,009     1,136,912,280
-------------------------------------------------------------------------------------------------------------------
                                                                             --              --                --
OTHER ASSETS NET OF LIABILITIES/LIABILITIES IN EXCESS
OF OTHER ASSETS                                                       18,606,794        (641,629)       17,965,165
                                                                ----------------- ---------------   ---------------
NET ASSETS                                                          $867,944,065    $286,933,380    $1,154,877,445
                                                                ----------------- ---------------   ---------------
                                                                ----------------- ---------------   ---------------

1. Non-income producing security.
2. Denotes an inflation-indexed security: coupon and principal are indexed to the consumer price index. 3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $65,673,450 or 5.69% of the Fund's net assets as of April 30, 1999. 4. Identifies issues considered to be illiquid or restricted. 5. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

                       OPPENHEIMER QUEST FOR VALUE FUNDS

                                   FORM N-14

                                    PART C

                               OTHER INFORMATION


Item 15.   Indemnification

      Reference is made to the provisions of Article SEVEN of Registrant's Declaration of Trust filed as Exhibit 16(1) to this Registration Statement.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.    Exhibits

      (1)(a)Declaration of Trust dated 4/17/87: Filed with Registrant=s Post-Effective Amendment on Form N-1A filed on August 10, 1979, and refiled with Post-Effective Amendment No. 37, 2/13/96, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

         (b) Amendment to Declaration of Trust: Filed with Registrant=s Post-Effective Amendment No. 37 on Form N-1A, 10/16/96, and incorporated herein by reference.

         (c) Amendment to Declaration of Trust: Filed with Registrant=s Post-Effective Amendment No. 43 on Form N-1A , 12/21/98, and incorporated herein by reference.

      (2)(a) By Laws: Filed with Registrant=s Post-Effective Amendment No. 33 on Form N-1A, 6/23/95, pursuant to Item 102 of Regulation S-T and incorporated herein by reference.

         (b) Amendment No. 1 to By-Laws dated 2/4/97: Filed with Registrant=s Post-Effective Amendment No. 41 on Form N-1A, 11/21/97, and incorporated herein by reference.
      (3)   Not Applicable.

      (4) Agreement and Plan of Reorganization: See Exhibit A to Part A of this Registration Statement.

      (5)(a) Specimen Class A Share Certificate: Filed with Registrant=s Post-Effective Amendment No. 37 on Form N-1A, 10/16/96, and incorporated herein by reference.

         (b) Specimen Class B Share Certificate: Filed with Registrant=s Post-Effective Amendment No. 37 on Form N-1A, 10/16/96, and incorporated herein by reference.

         (c) Specimen Class C Share Certificate: Filed with Registrant=s Post-Effective Amendment No. 37 on Form N-1A, 10/16/96, and incorporated herein by reference.

            (6)(a)(1) Investment Advisory Agreement dated 5/27/97: Filed with Registrant=s Post-Effective Amendment No. 41 on Form N-1A, 11/21/97, and incorporated herein by reference.

         (a)(2)  Amendment  dated 10/22/97 to Investment  Advisory  Agreement:
Filed with Registrant=s Post-Effective Amendment No. 41 on Form N-1A, 11/21/97, and incorporated herein by reference.

         (b)(1) Subadvisory Agreement dated 11/5/97: Filed with Registrant=s Post-Effective Amendment No. 41 on Form N-1A, 11/21/97 and incorporated herein by reference.

            (b)(2) Amendment to Subadvisory Agreement dated 7/1/98: Filed with Registrant's Post-Effective Amendment No. 43 on Form N-1A, 12/21/98, and incorporated herein by referece.

         (7)(a)  General  Distributor's  Agreement  dated  11/22/95:  Filed with
Registrant=s   Post-Effective  Amendment  No.  36  on  Form  N-1A,  2/9/96,  and
incorporated herein by reference.

            (b)(1) Form of Dealer Agreement of  OppenheimerFunds  Distributor,
Inc.: Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

            (2) Form of OppenheimerFunds  Distributor,  Inc. Broker Agreement:
Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

            (3) Form of OppenheimerFunds  Distributor,  Inc. Agency Agreement:
Filed with Post-Effective Amendment No. 14 of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

            (4) Broker Agreement between OppenheimerFunds Distributor, Inc. and Newbridge Securities dated 10/1/86: Filed with Post-Effective Amendment No. 25 of Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.

      (8)(a)Form   of   Deferred    Compensation    Plan   for   Disinterested
Trustees/Directors: Filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

           (b)Retirement Plan for Non-Interested Trustees or Directors: Filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (9)(a)Custody Agreement: Previously filed as Exhibit 8 to Registrant=s Post-Effective Amendment No. 6 on Form N-1A, and refiled with Post-Effective Amendment No. 36, 2/9/96, pursuant to Item 102 of Regulations S-T, and incorporated herein by reference.

         (b)Foreign    Custody   Agreement   between   Citibank,    N.A.   and
OppenheimerFunds, Inc. dated 9/14/98: Filed with Registrant's Post-Effective Amendment No. 43, 12/21/98, and incorporated herein by reference.

      (10)(a) Amended and Restated  Distribution  and Service Plan and Agreement
dated  2/3/98  with  respect  to  Class  A  shares:   Filed  with   Registrant=s
Post-Effective Amendment No. 43 on Form N-1A, 12/21/98, and incorporated herein by reference.

         (b) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class B shares: Filed with Registrant=s Post-Effective Amendment No. 43 on Form N-1A, 12/21/98, and incorporated herein by reference.

         (c) Amended and Restated Distribution and Service Plan and Agreement dated 2/3/98 with respect to Class C shares: Filed with Registrant=s Post-Effective Amendment No. 43 on Form N-1A, 12/21/98, and incorporated herein by reference.

      (11) Opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable: Filed with Registrant's Post-Effective Amendment No. 33 on Form N-1A, 6/23/95, and incorporated herein by reference.

      (12) Tax Opinion Relating to the Reorganization: Draft Tax Opinion filed herewith.

      (13)  Not Applicable.

      (14) Consent of PricewaterhouseCoopers LLP: Filed herewith.

      (15) Not applicable.

      (16) Powers of Attorney and Certified Board Resolutions: Filed with Post-Effective Amendment No. 35 to Registrant=s Registration Statement on Form N-1A, 11/24/95, and Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A, 12/21/98, and incorporated herein by reference.

      (17)(a) Financial Data Schedules of Class A, Class B and Class C shares of Oppenheimer Quest Balanced Value Fund: Filed herewith.

      (b) Financial Data Schedules of Class A, Class B and Class C shares of Oppenheimer Quest Capital Value Fund, Inc.: Filed herewith.

Item 17.    Undertakings.

(1)   Not applicable.
(2)   Not applicable.

                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 3rd day of August, 1999.

                                    OPPENHEIMER QUEST FOR VALUE FUNDS
                                    By: /s/Bridget A. Macaskill
                                    Bridget A. Macaskill
                                    Chairman of the Board and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                    Title                         Date
/s/Bridget A. Macaskill           Chairman of the Board,         August     3,
1999
_______________________              President (Principal
Bridget A. Macaskill              Executive Officer) and
                              Trustee

                              Treasurer (Principal
/s/Brian Wixted                   Financial Officer)         August 3, 1999
-----------------------
Brian Wixted

/s/Paul Y. Clinton                Trustee                    August 3, 1999
-----------------------
Paul Y. Clinton

/s/Thomas W. Courtney             Trustee                    August 3, 1999
-----------------------
Thomas W. Courtney

/s/Robert G. Galli                Trustee
_______________________                                August 3, 1999
Robert G. Galli

/s/Lacy B. Herrmann               Trustee                    August 3, 1999
-----------------------
Lacy B. Herrmann

/s/George Loft                    Trustee                    August 3, 1999
-----------------------
George Loft

By: /s/Robert G. Zack
-----------------------
Robert G. Zack, Attorney-in-fact

                       OPPENHEIMER QUEST FOR VALUE FUNDS

                               Index to Exhibits


Exhibit No.             Description

16(12)                  Draft Tax Opinion Relating to the Reorganization

16(14)                  Consent of PricewaterhouseCoopers LLP

16(17)(a)               Financial Data Schedules of Balanced Value Fund

16(17)(b)               Financial Data Schedules for Capital Value Fund